As filed with the U.S. Securities and Exchange Commission on July 27, 2011

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No.   ☐

  Post-Effective Amendment No.  ☐

(Check appropriate box or boxes)

Morgan Stanley Institutional Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 296-6970
(Area Code and Telephone Number)

Stefanie V. Chang Yu, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective on August 26, 2011 pursuant to Rule 488.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Institutional Fund, Inc. have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

MORGAN STANLEY REAL ESTATE FUND
MORGAN STANLEY SPECIAL GROWTH FUND

522 Fifth Avenue
New York, NY 10036
(800) 869-6397

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 27, 2011

To the Shareholders of Morgan Stanley Real Estate Fund and Morgan Stanley Special Growth Fund:

Notice is hereby given of a Joint Special Meeting of Shareholders (the "Meeting") of each of Morgan Stanley Real Estate Fund ("Real Estate") and Morgan Stanley Special Growth Fund ("Special Growth"), to be held in Conference Room 3H, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on October 27, 2011, and any adjournments thereof, for the following purposes:

1.  With respect to shareholders of Real Estate, to consider and vote upon an Agreement and Plan of Reorganization, dated June 27, 2011 (the "Real Estate Reorganization Agreement"), between Real Estate and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the U.S. Real Estate Portfolio ("MSIF Real Estate"), pursuant to which substantially all of the assets and liabilities of Real Estate will be transferred to MSIF Real Estate in exchange for shares of MSIF Real Estate and pursuant to which Real Estate will be liquidated and terminated (the "Real Estate Reorganization"). As a result of this transaction, shareholders of Real Estate will become shareholders of MSIF Real Estate receiving shares of MSIF Real Estate with a value equal to the value of their shares of Real Estate;

2.  With respect to shareholders of Special Growth, to consider and vote upon an Agreement and Plan of Reorganization, dated June 27, 2011 (the "Special Growth Reorganization Agreement"), between Special Growth and the Company, on behalf of the Small Company Growth Portfolio ("MSIF Small Company Growth"), pursuant to which substantially all of the assets and liabilities of Special Growth will be transferred to MSIF Small Company Growth in exchange for shares of MSIF Small Company Growth and pursuant to which Special Growth will be liquidated and terminated (the "Special Growth Reorganization"). As a result of this transaction, shareholders of Special Growth will become shareholders of MSIF Small Company Growth receiving shares of MSIF Small Company Growth with a value equal to the value of their shares of Special Growth; and

3.  To act upon such other matters as may properly come before the Meeting.

MSIF Real Estate and MSIF Small Company Growth are each referred to herein as an "Acquiring Fund," and together as the "Acquiring Funds." Real Estate and Special Growth are each referred to herein as an "Acquired Fund," and together as the "Acquired Funds." The Real Estate Reorganization Agreement and Special Growth Reorganization Agreement are each referred to herein as a "Reorganization Agreement," and together as the "Reorganization Agreements." The Real Estate Reorganization and Special Growth Reorganization are each referred to herein as a "Reorganization," and together as the "Reorganizations."

Each Reorganization is more fully described in the accompanying Joint Proxy Statement and Prospectus and a form of each Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record of each of the Acquired Funds at the close of business on August 29, 2011 are entitled to notice of, and to vote at, the Meeting. Please read the Joint Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Trustees of each of Real Estate and Special Growth recommends that you vote in favor of the applicable Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE ELECTRONICALLY VIA TELEPHONE OR THE INTERNET.

  By Order of the Boards of Trustees,

  Mary E. Mullin
  Secretary

[•], 2011

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

U.S. REAL ESTATE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 869-6397

This Joint Proxy Statement and Prospectus is being furnished to shareholders ("Shareholders") of each of Morgan Stanley Real Estate Fund ("Real Estate") and Morgan Stanley Special Growth Fund ("Special Growth") in connection with a Joint Special Meeting of Shareholders (the "Meeting") to be held in Conference Room 3H, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on October 27, 2011, and any adjournments thereof, for the following purposes:

1.  With respect to shareholders of Real Estate, to consider and vote upon an Agreement and Plan of Reorganization, dated June 27, 2011 (the "Real Estate Reorganization Agreement"), between Real Estate and Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the U.S. Real Estate Portfolio ("MSIF Real Estate"), pursuant to which substantially all of the assets and liabilities of Real Estate will be transferred to MSIF Real Estate, in exchange for shares of MSIF Real Estate and pursuant to which Real Estate will be liquidated and terminated (the "Real Estate Reorganization"). As a result of this transaction, shareholders of Real Estate will become shareholders of MSIF Real Estate receiving shares of MSIF Real Estate with a value equal to the value of their shares of Real Estate; and

2.  With respect to shareholders of Special Growth, to consider and vote upon an Agreement and Plan of Reorganization, dated June 27, 2011 (the "Special Growth Reorganization Agreement"), between Special Growth and the Company, on behalf of the Small Company Growth Portfolio ("MSIF Small Company Growth"), pursuant to which substantially all of the assets and liabilities of Special Growth will be transferred to MSIF Small Company Growth, in exchange for shares of MSIF Small Company Growth and pursuant to which Special Growth will be liquidated and terminated (the "Special Growth Reorganization"). As a result of this transaction, shareholders of Special Growth will become shareholders of MSIF Small Company Growth receiving shares of MSIF Small Company Growth with a value equal to the value of their shares of Special Growth.

MSIF Real Estate and MSIF Small Company Growth are each referred to herein as an "Acquiring Fund," and together as the "Acquiring Funds." Real Estate and Special Growth are each referred to herein as an "Acquired Fund," and together as the "Acquired Funds" and, along with the Acquiring Funds, the "Funds." The Real Estate Reorganization Agreement and Special Growth Reorganization Agreement are each referred to herein as a "Reorganization Agreement," and together as the "Reorganization Agreements." The Real Estate Reorganization and Special Growth Reorganization are each referred to herein as a "Reorganization," and together as the "Reorganizations."

The terms and conditions of each transaction are more fully described in this Joint Proxy Statement and Prospectus and in the form of each Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of each of the Acquired Funds is the same as that of the Acquiring Funds set forth above. This Joint Proxy Statement also constitutes a Prospectus of the Acquiring Funds, which is dated [•], 2011, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of the Company's Registration Statement on Form N-14 (the "Registration Statement").

The Company is an open-end management investment company. The investment objective of MSIF Real Estate is to seek to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The investment objective of MSIF Small Company Growth is to seek long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

This Joint Proxy Statement and Prospectus sets forth concisely information about the Acquiring Funds that Shareholders of the Acquired Funds should know before voting on the applicable Reorganization Agreement. A copy of the Prospectuses for the Acquiring Funds, each dated April 29, 2011 with respect to Class I shares and August 23, 2011 with respect to Class H and L shares, are attached as Exhibit B and incorporated herein by reference. Also incorporated herein by reference are the Prospectuses of Real Estate, dated March 31, 2011, and Special Growth, dated June 30, 2011.

In addition, also enclosed and incorporated herein by reference is the Annual Report of the Acquiring Funds for the fiscal year ended December 31, 2010. Also incorporated herein by reference are the Annual Reports of Real Estate for the fiscal year ended November 30, 2010 and Special Growth for the fiscal year ended February 28, 2011. Also, incorporated herein by reference is the Semi-Annual Report of Real Estate for the six-month period ended May 31, 2011. A Joint Statement of Additional Information relating to the Reorganizations, described in this Joint Proxy Statement and Prospectus, dated [•], 2011, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 869-6397 or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Joint Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Joint Proxy Statement and Prospectus is dated [•], 2011.

JOINT PROXY STATEMENT AND PROSPECTUS

Page
Synopsis	1

General	1

The Reorganizations	1

Fee Tables	2

Real Estate Reorganization	2

Shareholder Fees	2

Special Growth Reorganization	4

Annual Fund Operating Expenses	5

Portfolio Turnover	6

Tax Consequences of the Reorganizations	6

Comparison of each Acquired Fund and Acquiring Fund	6

Record Date; Quorum	14

Proxies	14

Expenses of Solicitation	15

Vote Required	15

Principal Risk Factors	16

Performance Information	17

The Reorganizations	17

The Boards' Considerations	17

The Reorganization Agreements	18

Tax Aspects of the Reorganizations	19

Description of Shares	21

Capitalization Tables (unaudited)	21

Appraisal Rights	21

Comparison of Investment Objectives, Policies And Restrictions	22

Investment Objectives and Policies	22

Real Estate	22

MSIF Real Estate	22

Special Growth	23

MSIF Small Company Growth	23

Investment Restrictions	24

Additional Information About the Acquiring Funds and the Acquired Funds	24

General	24

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders	24

Financial Information	26

Management	26

Description of Shares and Shareholder Inquiries	26

Dividends, Distributions and Taxes	26

Purchases, Exchanges and Redemptions	26

Share Information	27

Financial Statements and Experts	27

Legal Matters	28

Available Information	28

Other Business	28

Exhibit A – Form of Agreement and Plan of Reorganization

Exhibit B – Prospectuses of each Acquiring Fund dated April 29, 2011 with respect to Class I shares and August 23, 2011 with respect to Class H and L shares

Exhibit C – Annual Report for the Acquiring Funds for the fiscal year ended December 31, 2010

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Joint Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Joint Proxy Statement and Prospectus and the Reorganization Agreements. Shareholders should carefully review this Joint Proxy Statement and Prospectus and the Reorganization Agreements in their entirety and, in particular, the Acquiring Funds' Prospectuses, which are attached to this Joint Proxy Statement as Exhibit B and incorporated herein by reference.

General

This Joint Proxy Statement and Prospectus is being furnished to Shareholders of each of Real Estate and Special Growth, each an open-end management investment company, in connection with the solicitation by the Board of Trustees of each of Real Estate and Special Growth (each a "Board," and together, the "Boards") of proxies ("Proxies") to be used at the Meeting to consider the Reorganizations. It is expected that the first mailing of this Joint Proxy Statement and Prospectus will be made on or about [•], 2011.

Shareholders of each Acquired Fund will vote separately on the Reorganization for that Acquired Fund. Each Reorganization is not dependent on the approval of the other. Pursuant to each Reorganization, Class A and Class B Shareholders of each Acquired Fund will receive Class H shares of each respective Acquiring Fund, while Class I Shareholders of each Acquired Fund will receive Class I shares of each respective Acquiring Fund and Class C Shareholders of each Acquired Fund will receive Class L shares of each respective Acquiring Fund. The shares to be issued by each Acquiring Fund pursuant to each Reorganization (the "Acquiring Fund Shares") will be issued at net asset value without any sales charges. Further information relating to the Acquiring Funds is set forth herein and in the Acquiring Funds' current Prospectuses, each dated April 29, 2011 with respect to Class I shares and August 23, 2011 with respect to Class H and L shares (together, the "Acquiring Funds' Prospectuses"), attached to this Joint Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

As of June 9, 2011, each Acquired Fund suspended offering Class A, Class B, Class C and Class I shares to new investors in anticipation of the applicable Reorganization. The Company's Board of Directors has authorized the issuance of the Acquiring Fund Shares to Shareholders of the Acquired Funds, as applicable, in connection with each Reorganization.

The information concerning the Acquired Funds contained herein has been supplied by each respective Acquired Fund. The information concerning the Acquiring Funds contained herein has been supplied by the Company.

The Reorganizations

Each Reorganization Agreement provides for the transfer of substantially all the assets of the applicable Acquired Fund, and the assumption of liabilities, to the applicable Acquiring Fund in exchange for the applicable Acquiring Fund Shares. The aggregate net asset value of the applicable Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the applicable Acquired Fund received by the applicable Acquiring Fund. On or after the closing date scheduled for each Reorganization (the "Closing Date"), the applicable Acquired Fund will distribute the applicable Acquiring Fund Shares received by such Acquired Fund to its Shareholders as of the Valuation Date (as defined below) in complete liquidation of such Acquired Fund and, without further notice, the outstanding shares of such Acquired Fund held by such Shareholders will then be redeemed and canceled as permitted by the organizational documents of the Acquired Fund and applicable law. As a result of each Reorganization, each Shareholder will receive that number of full and fractional Acquiring Fund Shares, as applicable, equal in value to such Shareholder's pro rata interest in the net assets of the applicable Acquired Fund transferred to the applicable Acquiring Fund. Pursuant to each Reorganization, Class A and Class B Shareholders of each Acquired Fund will receive Class H shares of each Acquiring Fund, while Class C Shareholders of each Acquired Fund will receive Class L of each Acquiring Fund and Class I Shareholders of each Acquired Fund will receive Class I shares of each Acquired Fund. The Boards have determined that the interests of the Shareholders will not be diluted as a result of the applicable Reorganization. The "Valuation Date" is the date, following the

1

receipt of the requisite approval of the applicable Reorganization Agreement by Shareholders or at such other time as the applicable Acquired Fund and applicable Acquiring Fund may agree, on which date the number of applicable Acquiring Fund Shares to be delivered to each Acquired Fund will be determined.

For the reasons set forth below under "The Reorganization—The Board's Considerations," each Board, including the Trustees who are not "interested persons" of an Acquired Fund ("Independent Board Members"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that each respective Reorganization is in the best interests of the applicable Acquired Fund and its Shareholders and recommends approval of each respective Reorganization Agreement.

Fee Tables

The following tables briefly describe the shareholder fees and annual Fund operating expenses that Shareholders of the Funds bear directly and indirectly from an investment in the Funds. Shareholder fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganizations. Each Fund pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of Real Estate and Special Growth for its fiscal year ended November 30, 2010 and February 28, 2011, respectively (except that for each Acquired Fund, the actual 12b-1 fees incurred by Class B Shares and Class C Shares of such Acquired Fund for such period may have been less than the maximum 1.00% permitted under the plans). The tables set forth pro forma fees for the applicable surviving combined fund (MSIF Real Estate and MSIF Small Company Growth) (each a "Combined Fund") reflecting what the fee schedule would have been on December 31, 2010, if each Reorganization had been consummated twelve (12) months prior to that date.

Real Estate Reorganization

Shareholder Fees
(fees paid directly from your investment)

Real Estate (Acquired Fund)	Class A		Class B		Class C		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%(1)	None		None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None(2)		5.00	%(3)	1.00	%(3)	None

Pro Forma Combined Fund MSIF Real Estate (Acquiring Fund)	Class H		Class L	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(4)	None	None

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter and the Class C CDSC is only applicable if you sell your shares within one year after purchase.

(4)  Reduced for purchases of $50,000 and over.

2

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Real Estate (Acquired Fund)	Class A	Class B	Class C	Class I
Advisory Fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.83%	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses	1.88%	2.63%	2.63%	1.63%

Pro Forma Combined Fund MSIF Real Estate (Acquiring Fund)	Class H	Class L	Class I
Advisory Fees*	0.78%	0.78%	0.78%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses*	0.21%‡	0.21%‡	0.21%
Total Annual Fund Operating Expenses*	1.24%	1.74%	0.99%
Fee Waiver and/or Expense Reimbursement*	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.24%	1.74%	0.99%

*  MSIF Real Estate's investment adviser, Morgan Stanley Investment Management Inc. ("MSIM"), has agreed to reduce its advisory fee and/or reimburse MSIF Real Estate so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, will not exceed 1.25% for Class H, 1.75% for Class L and 1.00% for Class I. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

‡  Other expenses have been estimated for the current fiscal year.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either Real Estate or MSIF Real Estate for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above) (except for the ten-year amounts for Class B shares of Real Estate which reflect the conversion to Class A shares of Real Estate eight years after the end of the calendar month in which shares were purchased). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions.

Real Estate	1 Year	3 Years	5 Years	10 Years
Class A	$706	$1,085	$1,488	$2,610
Class B	$766	$1,117	$1,595	$2,782
Class C	$366	$817	$1,395	$2,964
Class I	$166	$514	$887	$1,933
Pro Forma Combined Fund MSIF Real Estate**
Class H	$595	$850	$1,124	$1,904
Class L	$177	$548	$944	$2,052
Class I	$101	$315	$547	$1,213

**  The figures shown reflect the estimated expenses of Class H and Class L and the maximum sales charge of 4.75% applicable to purchases of Class H shares.

3

Special Growth Reorganization

Shareholder Fees
(fees paid directly from your investment)

Special Growth (Acquired Fund)	Class A		Class B		Class C		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%(1)	None		None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None(2)		5.00	%(3)	1.00	%(3)	None
Redemption fee(4)	2.00%		2.00%		2.00%		2.00%

Pro Forma Combined Fund MSIF Small Company Growth (Acquiring Fund)	Class H		Class L	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(5)	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None		None	None
Redemption fee(4)	2.00%		2.00%	2.00%

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a CDSC of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter and the Class C CDSC is only applicable if you sell your shares within one year after purchase.

(4)  Payable to the Fund on shares redeemed or exchanged within 30 days of purchase. The redemption fee is based on the redemption proceeds.

(5)  Reduced for purchases of $50,000 and over.

4

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Special Growth (Acquired Fund)	Class A	Class B	Class C	Class I
Advisory Fees	0.92%	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.99%	None
Other Expenses	0.87%	0.87%	0.87%	0.87%
Total Annual Fund Operating Expenses	2.04%	2.79%	2.78%	1.79%

Pro Forma Combined Fund MSIF Small Company Growth (Acquiring Fund)	Class H	Class L	Class I
Advisory Fees*	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses*	0.23%‡	0.23%‡	0.23%
Total Annual Fund Operating Expenses*	1.37%	1.87%	1.12%
Fee Waiver and/or Expense Reimbursement*	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.30%	1.80%	1.05%

*  MSIF Small Company Growth's investment adviser, MSIM, has agreed to reduce its advisory fee and/or reimburse MSIF Small Company Growth so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, will not exceed 1.30% for Class H, 1.80% for Class L and 1.05% for Class I. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Company's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

‡  Other expenses have been estimated for the current fiscal year.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either Special Growth or MSIF Small Company Growth for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above) (except for the ten-year amounts for Class B shares of Special Growth which reflect the conversion to Class A shares of Special Growth eight years after the end of the calendar month in which shares were purchased). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions.

Special Growth	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,131	$1,566	$2,770
Class B	$782	$1,165	$1,674	$2,940
Class C	$381	$862	$1,469	$3,109
Class I	$182	$563	$970	$2,105
Pro Forma Combined Fund MSIF Small Company Growth**
Class H	$601	$868	$1,154	$1,968
Class L	$183	$566	$975	$2,116
Class I	$107	$334	$579	$1,283

**  The figures shown reflect the estimated expenses of Class H and Class L and the maximum sales charge of 4.75% applicable to purchases of Class H shares.

5

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist Shareholders in understanding the various costs and expenses that a Shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of each Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Distribution Plan and Shareholder Services Plan Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, MSIF Real Estate's and MSIF Small Company Growth's portfolio turnover rates were 41% and 26%, respectively, of the average value of their portfolios.

Tax Consequences of the Reorganizations

As a condition to each Reorganization, each Acquired Fund has requested an opinion of Dechert LLP to the effect that the applicable Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by the Acquired Fund, the corresponding Acquiring Fund or the Acquired Fund's Shareholders for federal income tax purposes as a result of the transactions included in the applicable Reorganization. Receipt of such opinion is a condition to the Reorganizations. For further information about the tax consequences of the Reorganizations, see "The Reorganizations—Tax Aspects of the Reorganizations" below.

Comparison of each Acquired Fund and Acquiring Fund

Investment Objectives and Investment Policies. The investment objective and principal investment policies of each Fund are substantially similar and are set forth below. Real Estate and MSIF Real Estate are non-diversified funds while Special Growth and MSIF Small Company Growth are diversified funds. The principal differences between the investment policies of each Acquired Fund and its corresponding Acquiring Fund are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below. Each Acquired Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

Real Estate	MSIF Real Estate
Investment Objective	Investment Objective

• seeks to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry	• seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs

Investment Policies	Investment Policies

• normally invests at least 80% of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry	• under normal circumstances, invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry

• companies primarily engaged in the real estate industry may include REITs and may also include, among other businesses, real estate developers, brokers and operating companies, as well as companies whose products and services are significantly related to the real estate industry	• focuses on REITs, as well as real estate operating companies ("REOCs") that invest in a variety of property types and regions

6

Special Growth	MSIF Small Company Growth
Investment Objective	Investment Objective

• seeks capital appreciation	• seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies

Investment Policies	Investment Policies

• normally invests at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $12 million to $5.7 billion as of May 31, 2011)	• under normal circumstances, invests at least 80% of its assets in equity securities of small capitalization companies. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less

• seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return	• seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return

• typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile	• typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile

• small cap equity investments may include foreign securities held directly or in the form of depositary receipts, which may include emerging market securities. Special Growth may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national exchange	• may invest up to 25% of the its net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers

• may purchase and sell derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques	• may purchase and sell derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. MSIF Small Company Growth may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities

Fund Management. Subsequent to the consummation of each Reorganization, the current portfolio management team for each Acquired Fund will continue to be primarily responsible for the day-to-day management of the applicable Acquiring Fund. Real Estate and MSIF Real Estate are both managed by members of the Real Estate team of MSIM and, if the Real Estate Reorganization is approved, MSIF Real Estate will continue to be managed by members of MSIM's Real Estate team. The team consists of a portfolio manager and analysts. Theodore R. Bigman is primarily responsible for the day-to-day management of each of Real Estate's and MSIF Real Estate's portfolio, and will continue to be responsible for the day-to-day management of MSIF Real Estate's portfolio if the Real Estate Reorganization is approved. Mr. Bigman, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1995. Mr. Bigman is supported by a team of six research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks and direct the implementation of investment strategy.

7

Special Growth and MSIF Small Company Growth are both managed by members of MSIM's Growth team and, if the Special Growth Reorganization is approved, MSIF Small Company Growth will continue to be managed by members of MSIM's Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of Special Growth and MSIF Small Company Growth, and those members that will continue to be responsible for the day-to-day management of MSIF Small Company Growth if the Special Growth Reorganization is approved, are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash. Mr. Lynch, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1998. Mr. Cohen, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1993. Mr. Chainani, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1996. Mr. Norton, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2000. Mr. Yeung, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 2002. Mr. Nash, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2002. Mr. Lynch is the lead portfolio manager of Special Growth and MSIF Small Company Growth. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of Special Growth and MSIF Small Company Growth.

Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in each Fund's Statement of Additional Information.

Investment Advisory Fees. Each Acquiring Fund and Acquired Fund currently obtains advisory services from MSIM. MSIM is a wholly-owned subsidiary of Morgan Stanley with its principal office located at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The address of MSIM is 522 Fifth Avenue, New York, NY 10036.

The annual advisory fee (as a percentage of daily net assets) payable by each Acquiring Fund is the same as that payable by its corresponding Acquired Fund and is set forth below. Each Acquiring Fund pays its advisory fee on a quarterly basis while each Acquired Fund pays its advisory fee on a monthly basis.

Real Estate and MSIF Real Estate	0.80% of the portion of daily net assets not exceeding $500 million;
0.75% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion;
and 0.70% of the portion of daily net assets exceeding $1 billion.

Special Growth and MSIF Small Company Growth	0.92% of the portion of the daily net assets not exceeding $1 billion;
0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
and 0.80% of the portion of the daily net assets exceeding $1.5 billion.

Comparison of Other Service Providers. The following table identifies the principal service providers that service the Acquiring Funds and the Acquired Funds:

	Acquired Funds	Acquiring Funds
Administrator:	Morgan Stanley Services Company Inc.	Morgan Stanley Investment Management Inc.

Transfer Agent:	Morgan Stanley Services Company Inc.	Morgan Stanley Services Company Inc.

Custodian:	State Street Bank and Trust Company	State Street Bank and Trust Company

Distributor:	Morgan Stanley Distribution, Inc.	Morgan Stanley Distribution, Inc.

Auditor:	Ernst & Young LLP	Ernst & Young LLP

8

Distribution Plan and Shareholder Services Plan Fees.

Descriptions of the Plans. Each Acquired Fund has adopted a distribution plan (the "MS Distribution Plan") with respect to each of its Class A shares, Class B shares and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Each Acquired Fund also has adopted a service plan (the "MS Service Plan" and, together with the MS Distribution Plan, the "MS Plans") with respect to each of its Class A shares, Class B shares and Class C shares. Under the MS Plans, each Acquired Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Shareholders of each such class and the maintenance of shareholder accounts. For a complete description of these arrangements with respect to each Acquired Fund, see the section of each Acquired Fund's prospectus entitled "Share Class Arrangements" and the section of each Acquired Fund's Statement of Additional Information entitled "Rule 12b-1 Plan."

The Company has adopted a shareholder services plan (the "MSIF Service Plan") with respect to Class H shares of each Acquiring Fund and a distribution and shareholder services plan (the "MSIF Distribution Plan" and, together with the MSIF Service Plan, the "MSIF Plans") with respect to Class L shares of each Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A and Class B Shares of Acquired Fund/Class H Shares of Acquiring Fund. Under the MS Plans, each Acquired Fund may pay up to 0.25% and 1.00% (0.75% pursuant to the MS Distribution Plan and 0.25% pursuant to the MS Service Plan) of their respective average daily net assets attributable to each of Class A shares and Class B shares, respectively, for distribution-related expenses and for the provision of ongoing services to Shareholders.

Under the MSIF Service Plan, each Acquiring Fund can pay a shareholder services fee of up to 0.25% of Class H shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class H shares. For further information relating to shareholder services applicable to Class H shares of each Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Portfolio Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

Class C Shares of Acquired Fund/Class L Shares of Acquiring Fund. Under the MS Plans, each Acquired Fund may pay up to 1.00% (0.75% pursuant to the MS Distribution Plan and 0.25% pursuant to the MS Service Plan) of their respective average daily net assets attributable to Class C shares for distribution-related expenses and for the provision of ongoing services to Shareholders.

Under the MSIF Distribution Plan, each Acquiring Fund can pay a shareholder services fee of up to 0.25% of the Class L shares' average daily net assets on an annualized basis and a distribution fee of 0.50% of the Class L shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class L shares. For further information relating to the shareholder services and distribution fees applicable to Class L shares of each Acquiring Fund, see the section entitled "Shareholder Information—Distribution of Portfolio Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund. Class I shares of each Acquired Fund are not subject to the MS Plans and Class I shares of each Acquiring Fund are not subject to the MSIF Plans.

Other Significant Fees. Each of the Acquiring Funds and Acquired Funds pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company's Board of Directors has authorized the issuance of the Acquiring Fund Shares in connection with the applicable Reorganization.

Class A and Class B Shares of Acquired Funds/Class H Shares of Acquiring Fund

Minimum Investments. The minimum initial investment amount for Class A and Class B shares of each Acquired Fund is $1,000 for regular accounts and individual retirement accounts; $500 for Coverdell Education Savings Accounts; and $100 for purchase plans that allow you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis ("EasyInvest®").

9

The minimum subsequent investment amount for Class A and Class B shares of each Acquired Fund is $100 for all account types, except for an account opened through EasyInvest®, which requires a Shareholder's schedule of investments to total $1,000 in 12 months.

The minimum initial investment for Class H shares of each Acquiring Fund generally is $25,000. If the value of an investor's account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, the investor's account may be subject to involuntary redemption. For further information relating to the minimum investment amounts for Class H shares of each Acquiring Fund, please see the section entitled "Shareholder Information—How To Purchase Class H Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The higher minimum initial investment for Class H shares of each Acquiring Fund, as well as the Acquiring Fund's ability to impose an involuntary conversion or redemption, will be waived indefinitely for Class A and Class B Shareholders of the Acquired Funds that receive Class H shares of the applicable Acquiring Fund in connection with the Reorganizations.

Sales Charges. Class A shares of each Acquired Fund are subject to an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of Class A shares in amounts of $25,000 or more. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase.

Class B shares of each Acquired Fund are offered at net asset value with no initial sales charge but are subject to a CDSC. The CSDC is reduced to zero after a seven year period as follows: Year 1—5.00%; Year 2—4.00%; Year 3—3.00%; Year 4—2.00%; Year 5—2.00%; Year 6—1.00%; Year 7 and thereafter—None. The CDSC is assessed on an amount equal to the lesser of the then market value of the Class B shares or the historical cost of the Class B shares (which is the amount actually paid for the Class B shares at the time of original purchase) being redeemed.

Class H shares of each Acquiring Fund are offered at net asset value and are subject to an initial sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price on a single transaction. The sales charge is reduced for purchases of $50,000 and over. Class H shares are not subject to a CDSC. For further information relating to the initial sales charge for Class H shares of each Acquiring Fund, please see the section entitled "Shareholder Information—How To Purchase Class H Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The initial sales charge applicable to Class H shares of the Acquiring Funds will be waived for Class H shares acquired in each Reorganization. Any subsequent purchases of Class H shares, including through the dividend reinvestment plan, of the Acquiring Fund after the applicable Reorganization by the former Class A and Class B Shareholders of an Acquired Fund will be subject to the initial sales charge schedule. No CDSCs will be imposed on Class B shares of each Acquired Fund that are exchanged for Class H shares of the corresponding Acquiring Fund in connection with the applicable Reorganization.

Redemption of Fund Shares. Class A and Class B shares of Real Estate and Class H shares of MSIF Real Estate are not subject to a redemption fee.

Class A and Class B shares of Special Growth and Class H shares of MSIF Small Company Growth redeemed or exchanged within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining Shareholders from the effects of short-term trading. For each Fund, the redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through preapproved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class A and/or Class B shares of Special Growth or Class H shares of MSIF Small Company Growth, the shares held the longest will be redeemed or exchanged first. For greater details relating to redemption of shares and redemption fees applicable to Class A and Class B shares of Special Growth and Class H shares of

10

MSIF Small Company Growth, see the section entitled "Shareholder Information—How to Redeem Class H Shares" in the MSIF Small Company Growth's Prospectus and "Shareholder Information—How to Sell Shares" section of Special Growth's Prospectus, incorporated herein by reference.

The redemption fee will be waived on any redemption of Class H shares of MSIF Small Company Growth received by Special Growth Shareholders in connection with the Special Growth Reorganization where the redemption is effected within 30 days following the consummation of such Reorganization.

Exchange Privileges. Class A shares and Class B shares of each Acquired Fund may be exchanged for shares of the same class of any of the Morgan Stanley Funds (as defined on the inside back cover of the Acquired Funds' Prospectuses, which are incorporated herein by reference), based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Class A and Class B shares of each Acquired Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale.

Class H shares of each Acquiring Fund may be exchanged for shares of the same class of any other available portfolio of the Company (each, an "Exchange Fund"). In addition, Class H shares of each Acquiring Fund may be exchanged for shares of the same class of available portfolios of Morgan Stanley Institutional Fund Trust (also, each an "Exchange Fund"). Exchanges are effected based on the respective net asset values of the applicable portfolios (subject to any applicable redemption fee). The redemption fee will be waived on any exchange of Class H shares received by Acquired Fund Shareholders in connection with the Reorganizations where the exchange is effected within 30 days following the consummation of such Reorganization. Upon consummation of the applicable Reorganization, the foregoing exchange privileges will apply to Shareholders of each Combined Fund; however, Shareholders must satisfy the applicable Class H minimum initial investment amount of the Exchange Fund at the time of the exchange.

Each Acquiring Fund provides telephone exchange privileges to their Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Funds, see the section entitled "Shareholder Information—How to Redeem Class H Shares—Exchange Privilege" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

Class C Shares of Acquired Fund/Class L Shares of Acquiring Fund

Minimum Investments. The minimum initial investment amount for Class C shares of each Acquired Fund is $1,000 for regular accounts and individual retirement accounts; $500 for Coverdell Education Savings Accounts; and $100 for EasyInvest®. The minimum subsequent investment amount for Class A and Class B shares of each Acquired Fund is $100 for all account types, except for an account opened through EasyInvest®, which requires a Shareholder's schedule of investments to total $1,000 in 12 months.

The minimum initial investment for Class L shares of each Acquiring Fund generally is $25,000. If the value of an investor's account falls below the minimum initial investment amount for Class L shares as a result of share redemptions, the investor's account may be subject to involuntary redemption. For further information relating to the minimum investment amounts for Class L shares of each Acquiring Fund, please see the section entitled "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The higher minimum initial investment for Class L shares of each Acquiring Fund, as well as the Acquiring Fund's ability to impose an involuntary conversion or redemption, will be waived indefinitely for Class C Shareholders of the Acquired Funds that receive Class L shares of the applicable Acquiring Fund in connection with the Reorganizations.

Sales Charges. Class C shares of each Acquired Fund do not incur an initial sales charge when purchased, but generally are subject to a CDSC of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed within one year after purchase, which sales charge is reduced to zero thereafter. Class L shares of each Acquiring Fund are offered at net asset value with no initial sales charge or CDSC.

11

No CDSCs will be imposed on Class C shares of each Acquired Fund that are exchanged for Class L shares of the corresponding Acquiring Fund in connection with the Reorganizations.

Redemption of Fund Shares. Class C shares of Real Estate and Class L shares of MSIF Real Estate are not subject to a redemption fee.

Class C shares of Special Growth and Class L shares of MSIF Small Company Growth redeemed or exchanged within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining Shareholders from the effects of short-term trading. For each Fund, the redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through preapproved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class C shares of Special Growth or Class L shares of MSIF Small Company Growth, the shares held the longest will be redeemed or exchanged first. For greater details relating to redemption of shares and redemption fees applicable to Class C shares of Special Growth and Class L shares of MSIF Small Company Growth, see the section entitled "Shareholder Information—How to Redeem Class I, Class P and Class L Shares" in the MSIF Small Company Growth's Prospectus attached hereto as Exhibit B and "Shareholder Information—How to Sell Shares" section of Special Growth's Prospectus, incorporated herein by reference.

The redemption fee will be waived on any redemption of Class L shares of MSIF Small Company Growth received by Special Growth Shareholders in connection with the Special Growth Reorganization where the redemption is effected within 30 days following the consummation of such Reorganization.

Exchange Privileges. Class C shares of each Acquired Fund may be exchanged for shares of the same class of any of the Morgan Stanley Funds, based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Class C shares of each Acquired Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale.

Class L shares of each Acquiring Fund may be exchanged for shares of the same class of any Exchange Fund. Exchanges are effected based on the respective net asset values of the applicable portfolios (subject to any applicable redemption fee). The redemption fee will be waived on any exchange of Class L shares received by Special Growth Shareholders in connection with the Special Growth Reorganization where the exchange is effected within 30 days following the consummation of such Reorganization. Upon consummation of the applicable Reorganization, the foregoing exchange privileges will apply to Shareholders of each Combined Fund; however, Shareholders must satisfy the applicable Class L minimum initial investment amount of the Exchange Fund at the time of the exchange.

Each Acquiring Fund provides telephone exchange privileges to their Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Funds, see the section entitled "Shareholder Information—How to Redeem Class I, Class P and Class L Shares—Exchange Privilege" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund

Minimum Investments. Class I shares of each Acquired Fund are offered only to investors meeting an initial investment minimum of $5 million ($25 million for employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as record-keeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions) and are available only to limited categories of investors.

The minimum initial investment for Class I shares of each Acquiring Fund generally is $5 million. If the value of an investor's account falls below the minimum initial investment amount for Class I shares as a result of share redemptions, the investor's account may be subject to involuntary conversion or involuntary redemption. For further information relating to minimum investment requirements for Class I shares of each Acquiring Fund, please see the

12

section entitled "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The minimum initial investment for Class I shares of each Acquiring Fund, as well as the Acquiring Fund's ability to impose an involuntary conversion or redemption, will be waived indefinitely for Class I Shareholders of the Acquired Funds that receive Class I shares of the applicable Acquiring Fund in connection with the Reorganizations.

Sales Charges. Class I shares of each Acquired Fund and each Acquiring Fund are not subject to either an initial sales charge or a CDSC.

Redemption of Fund Shares. Class I shares of Real Estate and Class I shares of MSIF Real Estate are not subject to a redemption fee.

Class I shares of Special Growth and Class I shares of MSIF Small Company Growth redeemed or exchanged within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining Shareholders from the effects of short-term trading. For each Fund, the redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through preapproved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I shares of Special Growth or Class I shares of MSIF Small Company Growth, the shares held the longest will be redeemed or exchanged first. For greater details relating to redemption of shares and redemption fees applicable to Class I shares of Special Growth and Class I shares of MSIF Small Company Growth, see the section entitled "Shareholder Information—How to Redeem Class I, Class P and Class L Shares" in the MSIF Small Company Growth's Prospectus attached hereto as Exhibit B and "Shareholder Information—How to Sell Shares" section of Special Growth's Prospectus, incorporated herein by reference.

The redemption fee will be waived on any redemption of Class I shares of MSIF Small Company Growth received by Special Growth Shareholders in connection with the Special Growth Reorganization where the redemption is effected within 30 days following the consummation of such Reorganization.

Exchange Privileges. Class I shares of each Acquired Fund may be exchanged for shares of the same class of any Morgan Stanley Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to minimum purchase requirements and certain limitations. Class I shares of each Acquired Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale.

Class I shares of each Acquiring Fund may be exchanged for shares of the same class of any Exchange Fund. Exchanges are effected based on the respective net asset values of the applicable portfolios (subject to any applicable redemption fee). The redemption fee will be waived on any exchange of Class I shares received by Special Growth Shareholders in connection with the Special Growth Reorganization where the exchange is effected within 30 days following the consummation of such Reorganization. Upon consummation of the applicable Reorganization, the foregoing exchange privileges will apply to Shareholders of each Combined Fund; however, Shareholders must satisfy the applicable Class I minimum initial investment amount of the Exchange Fund at the time of the exchange.

Each Acquiring Fund provides telephone exchange privileges to their Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Funds, see the section entitled "Shareholder Information—How to Redeem Class I, Class P and Class L Shares—Exchange Privilege" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

Dividends. Each Fund declares dividends separately for each of its classes. Real Estate pays dividends from net investment income, if any, quarterly and distributes net realized capital gains, if any, semi-annually. MSIF Real Estate pays dividends from net investment income, if any, quarterly and distributes net realized capital gains, if any, at least annually. Special Growth pays dividends from net investment income, if any, semi-annually and distributes

13

net realized capital gains, if any, semi-annually. MSIF Small Company Growth pays dividends from net investment income, if any, annually and distributes net realized capital gains, if any, at least annually. Dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of such Fund at net asset value unless the shareholder instructs otherwise.

Record Date; Quorum

Each Board has fixed the close of business on August 29, 2011 as the record date (the "Record Date") for the determination of Shareholders of each Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were [•] shares of Real Estate and [•] shares of Special Growth issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class of each Acquired Fund will vote together as a single class in connection with the applicable Reorganization Agreement. The holders of a majority of the shares issued and outstanding and entitled to vote of each of Real Estate and Special Growth, represented in person or by proxy, will constitute a quorum at the applicable Meeting.

Proxies

The enclosed form of Proxy for each Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the applicable Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the applicable Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Joint Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Real Estate or Special Growth, as applicable, 522 Fifth Avenue, New York, NY 10036; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement with respect to an Acquired Fund is not obtained at the applicable Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Real Estate or Special Growth, as applicable, present in person or by Proxy at the Meeting. The persons named as Proxies will vote for such adjournment consistent with the votes for the applicable Reorganization Agreement for which the required vote has not been obtained. Abstentions will not be voted either for or against any such adjournment

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Joint Proxy Statement and Prospectus. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Shareholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in

14

the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Shareholders.

Expenses of Solicitation

Solicitation of Proxies is being made primarily by the mailing of this Joint Proxy Statement and Prospectus with its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. Each Acquired Fund may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $28,000, with respect to Real Estate, and $51,000, with respect to Special Growth. The expenses of this solicitation, including the cost of printing, filing and proxy solicitation, and legal and accounting expenses, with respect to Real Estate are expected to be approximately $194,000, all of which will be borne by Real Estate, and with respect to Special Growth are expected to be approximately $219,000, all of which will be borne by Special Growth.

Vote Required

Approval of the Real Estate Reorganization Agreement and Special Growth Reorganization Agreement by Shareholders requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the applicable Acquired Fund, or (2) 67% or more of the shares of the applicable Acquired Fund represented at the Meeting if the holders of more than 50% of the outstanding shares of the applicable Acquired Fund are present or represented by Proxy. Abstentions are not considered votes "FOR" a Reorganization at the Meeting. As a result, abstentions have the same effect as a vote against a Reorganization because approval of a Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

If a Reorganization Agreement is not approved by Shareholders of an Acquired Fund, that Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

15

PRINCIPAL RISK FACTORS

The principal risks of investing in an Acquiring Fund are substantially similar to those of investing in its corresponding Acquired Fund. The value of an investment in all of the Funds is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Equity Securities. Each Fund invests in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). To the extent that a Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

REITs and REOCs. Real Estate and MSIF Real Estate may invest in REITs and REOCs. Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. Operating REITs requires specialized management skills and the Fund indirectly bears REIT expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

Foreign and Emerging Market Securities. Each Fund may invest in foreign and emerging market securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. Hedging the Fund's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund's securities are not denominated.

Small Capitalization Companies. Special Growth and MSIF Small Company Growth may invest in small capitalization companies. Investments in small capitalization companies entail greater risks than those associated with larger, more established companies. Often the securities issued by small capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Privately Placed and Restricted Securities. Special Growth's and MSIF Small Company Growth's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of a Fund's Trustees/Directors to arrive at a fair value for certain securities at certain times.

Derivatives Risk. Special Growth and MSIF Small Company Growth may invest in derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments,

16

indices or interest rates to which they relate and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Non-Diversified Risk. Because each of Real Estate and MSIF Real Estate are non-diversified, they may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause each Fund's overall value to decline to a greater degree.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Acquiring Fund, see "Details of the Portfolio—U.S. Real Estate Portfolio—Risks," "Details of the Portfolio—Small Company Growth Portfolio—Risks" and "Additional Information About the Portfolios' Investment Strategies and Related Risks" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B. For a more complete discussion of the risks of each Acquired Fund, see "Additional Information about the Fund's Investment Objective, Principal Investment Strategies and Risks" in each Acquired Funds' Prospectus, each incorporated herein by reference.

PERFORMANCE INFORMATION

For a discussion of each Acquiring Fund's performance information, see "Portfolio Summary—U.S. Real Estate Portfolio—Performance Information" and "Portfolio Summary—Small Company Growth Portfolio—Performance Information" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

THE REORGANIZATIONS

The Boards' Considerations

On June 6-7, 2011, the Boards, including the Independent Board Members, unanimously approved a Reorganization Agreement on behalf of each Acquired Fund and determined to recommend that Shareholders of each Acquired Fund approve the applicable Reorganization Agreement. In reaching this decision, the Boards made an extensive inquiry into a number of factors, particularly each Acquired Fund's small asset size and the comparative expenses currently incurred in the operations of the Acquiring Funds. The Boards also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies and restrictions of the Acquiring Funds; the current and future sales and asset growth potential of the Acquiring Funds; that the total expenses of the Shareholders of the Acquired Funds would be lower as a result of the Reorganizations; the annual expense savings for Shareholders of the Acquired Funds; the common portfolio management team of each Fund; the terms and conditions of the Reorganizations which would affect the price of shares to be issued in the Reorganizations; that capital loss carryforwards would not be lost as a result of the Reorganizations; the tax-free nature of the Reorganizations; and the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, all of which will be borne by the respective Acquired Fund in connection with the Reorganization.

At this meeting, the Boards considered information provided by MSIM. The parties discussed the different service providers of the Acquiring Funds versus the Acquired Funds and noted that in many cases the same entities provide similar services to the Acquired and Acquiring Funds. The parties also discussed the exchangeability among funds within the Morgan Stanley fund family, the expense caps on the Acquiring Funds and the waivers of sales charges and minimum investment amounts applicable to the Acquiring Funds for Shareholders of the Acquired Funds in connection with the Reorganizations.

The Boards discussed with MSIM the foreseeable short- and long-term effects on the Acquired Funds and their Shareholders. The members of the Boards who are not "interested persons" of the Acquired Funds, as that term is defined in the 1940 Act, conferred separately with their counsel about the Reorganizations on several occasions during the meeting.

17

In connection with the Board review of the Reorganizations, MSIM advised the Boards about a variety of matters, including, but not limited to:

1.  there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Funds and Shareholders as a result of the Reorganizations;

2.  the substantially similar investment objectives, investment strategies and risks of the Acquired Funds and the corresponding Acquiring Funds;

3.  the current size of each of the Acquired Funds and their growth prospects;

4.  the transition from current service providers to post-Reorganization service providers will not have any foreseeable adverse effect on Shareholders;

5.  the same portfolio managers currently managing the Acquired Funds will continue managing the corresponding Acquiring Funds after the Reorganization;

6.  the estimated expenses of each Reorganization; and

7.  Shareholders are expected to face no adverse tax consequences as a result of the Reorganizations.

In their deliberations, the Boards considered all information they received, as described above, as well as advice and analysis from its counsel. The Boards considered each Reorganization and the impact of each Reorganization on each Acquired Fund and its respective Shareholders. The Boards concluded, based on all of the information presented, that each Reorganization is in the best interest of each respective Acquired Funds' Shareholders and that Shareholders will not be diluted as a result thereof, and decided to recommend that each Acquired Fund's Shareholders approve the applicable Reorganizations.

If Shareholders of an Acquired Fund do not approve the respective Reorganization, the Board of that Acquired Fund will consider other courses of action for such Acquired Fund.

The Reorganization Agreements

The terms and conditions under which each Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Joint Proxy Statement and Prospectus.

Each Reorganization Agreement provides that (i) an Acquired Fund will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables, to the applicable Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be liquidated and terminated; and (iv) the outstanding shares of Acquired Fund would be canceled.

The number of Acquiring Fund Shares to be delivered to the applicable Acquired Fund will be determined by dividing the aggregate net asset value of each class of shares of the Acquired Fund acquired by the Acquiring Fund by the net asset value per share of the corresponding class of shares of the Acquiring Fund; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the applicable Reorganization Agreement or at such other time as the Acquiring Fund and Acquired Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class I shares of an Acquired Fund had an aggregate net asset value of $100,000. If the net asset value per Class I share of the applicable Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Class I shareholders of the Acquired

18

Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, each Acquired Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. Each Shareholder will receive the class of shares of the Acquiring Fund that corresponds to the class of shares of the Acquired Fund currently held by that Shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class I shares of an Acquiring Fund will be distributed to holders of the Class I shares of the applicable Acquired Fund, each of the Class H shares of an Acquiring Fund will be distributed to holders of Class A and Class B shares of applicable Acquired Fund and each of the Class L shares of an Acquiring Fund will be distributed to holders of Class C shares of applicable Acquired Fund. Each Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund's Shares to each Shareholder.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the applicable Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of each Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. Each Reorganization Agreement may be amended in any mutually agreeable manner.

Each Reorganization Agreement may be terminated and the applicable Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of the Company, on behalf of the Acquiring Funds, and the Acquired Funds. In addition, either party may terminate the applicable Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by June 27, 2012, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under each Reorganization Agreement, within one year after the Closing Date, the applicable Acquired Fund shall either pay or make provision for all of its liabilities to former Shareholders of the Acquired Fund that received Acquiring Fund Shares. Each Acquired shall be terminated promptly following the distribution of applicable Acquiring Fund Shares to Shareholders of record of the Acquired Funds.

The effect of the Reorganizations is that Shareholders who vote their shares in favor of a Reorganization Agreement are electing to sell their shares of an Acquired Fund and reinvest the proceeds in the applicable Acquiring Fund Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if an Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Acquired Funds at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Acquired Funds thereafter will be treated as requests for redemption of shares of the applicable Acquiring Fund.

To the extent that a Shareholder holds shares of an Acquired Fund through a retirement plan separate account for which the relevant Acquiring Fund is not an investment option, the disposition of such Shareholder's shares will be governed by such Shareholder's contract with the retirement plan.

Tax Aspects of the Reorganizations

The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of an Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to Shareholders who may be subject to special treatment under federal income tax laws.

19

Tax Consequences of each Reorganization to Shareholders. Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to each Reorganization, each Acquired Fund and the Acquiring Fund, has requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the applicable Acquired Fund and the applicable Acquiring Fund:

1.  The transfer of the assets of the Acquired Fund in exchange for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of certain stated liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the applicable Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the applicable Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of the stated liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to the applicable Acquiring Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund shares;

4.  No gain or loss will be recognized by Shareholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each of Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in the Acquired Fund held by each such Shareholder immediately prior to the Reorganization;

6.  The holding period of the Acquiring Fund Shares to be received by each Shareholder will include the period during which the shares in the Acquired Fund surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the applicable Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Prior to the closing of a Reorganization, each Acquiring Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable. The advice of counsel is not binding on the IRS or the courts and neither the Acquired Funds nor the Acquiring Funds has sought a ruling with respect to the tax treatment of the applicable Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganizations, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganizations.

20

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the applicable Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the applicable Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding each Acquiring Fund's shares, see "Shareholder Information" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

Capitalization Tables (unaudited)

The following tables set forth the capitalization of each Acquired Fund as of December 31, 2010 and the Acquiring Fund on a pro forma combined basis as if each Reorganization had occurred on that date:

Real Estate (Acquired Fund)	Class A	Class B	Class C	Class I	Total
Net Assets†	$25,590,580	$5,754,049	$6,964,534	$708,836	$39,017,999
Shares Outstanding	4,056,373	919,464	1,116,399	111,704	6,203,940
Net Asset Value Per Share†	$6.31	$6.26	$6.24	$6.35	—

Pro Forma Combined Fund MSIF Real Estate (Acquiring Fund)	Class H	Class L	Class I	Total
Net Assets†	$31,344,629	$6,964,534	$965,044,087	$1,003,353,250
Shares Outstanding	2,227,763	494,992	67,332,633	70,055,388
Net Asset Value Per Share†	$14.07	$14.07	$14.33	—

Special Growth (Acquired Fund)	Class A	Class B	Class C	Class I	Total
Net Assets††	$39,319,720	$3,958,224	$2,438,639	$358,494	$46,075,077
Shares Outstanding	1,612,546	179,845	110,840	14,262	1,917,493
Net Asset Value Per Share††	$24.38	$22.01	$22.00	$25.14	—

Pro Forma Combined Fund MSIF Small Company Growth (Acquiring Fund)	Class H	Class L	Class I	Total
Net Assets††	$43,277,944	$2,438,639	$1,257,631,120	$1,303,347,703
Shares Outstanding	3,261,337	183,771	88,780,164	92,225,272
Net Asset Value Per Share††	$13.27	$13.27	$14.17	—

†  The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $127,238, $28,610, $34,628 and $3,524 by Class A shares, Class B shares, Class C shares and Class I shares, respectively, of Real Estate.

††  The pro forma net assets and net asset value per share reflect the payment of reorganization expenses of approximately $186,891, $18,814, $11,591 and $1,704 by Class A shares, Class B shares, Class C shares and Class I shares, respectively, of Special Growth.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

21

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of each Acquiring Fund and each Acquired Fund is set forth in the table below:

	Real Estate	MSIF Real Estate
Investment Objective	• seeks to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry	• seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs

	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act

	Special Growth	MSIF Small Company Growth
Investment Objective	• seeks capital appreciation	• seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies

	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act

Real Estate

Real Estate will normally invest at least 80% of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry. A company is considered to be "principally engaged" in the U.S. real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate; or (ii) it has at least 50% of the value of its assets invested in U.S. residential, commercial or industrial real estate. Companies primarily engaged in the real estate industry may include REITs, which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, as well as companies whose products and services are significantly related to the real estate industry.

MSIF Real Estate

Under normal circumstances, at least 80% of the MSIF Real Estate's assets will be invested in equity securities of companies in the U.S. real estate industry. The equity securities in which the MSIF Real Estate may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

MSIM seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Fund focuses on REITs as well as REOCs that invest in a variety of property types and regions.

22

MSIM's approach emphasizes bottom-up stock selection with a top-down asset allocation. MSIF Real Estate is constructed utilizing a process that combines both bottom-up and top-down analyses. MSIM's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences MSIM's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given property market. MSIM generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the universe.

Special Growth

Special Growth will normally invest at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $12 million to $5.7 billion as of May 31, 2011). MSIM generally seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Special Growth may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Special Growth's small cap equity investments may include foreign securities held directly or in the form of depositary receipts, which may include emerging market securities. However, Special Growth may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national exchange. Special Growth may also invest in convertible securities.

Special Growth may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Special Growth's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques.

MSIF Small Company Growth

Under normal market conditions, MSIM seeks to achieve MSIF Small Company Growth's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Under normal circumstances, at least 80% of MSIF Small Company Growth's assets will be invested in equity securities of small capitalization companies. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less.

MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

MSIF Small Company Growth's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds and other specialty securities having equity features. MSIF Small Company Growth may invest in privately placed and restricted securities.

23

MSIM may invest up to 25% of the Fund's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

MSIF Small Company Growth may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. MSIF Small Company Growth's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. MSIF Small Company Growth may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Investment Restrictions

The investment restrictions adopted by each Acquired Fund and each Acquiring Fund as fundamental policies are substantially similar. Each Acquiring Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Statement of Additional Information dated April 29, 2011 with respect to Class I shares and August 23, 2011 with respect to Class H and Class L shares, relating to each Acquiring Fund. Each Acquired Fund's investment restrictions are summarized under the caption "Fund Policies/Investment Restrictions" in each Acquired Fund's Statement of Additional Information, dated March 31, 2011 (with respect to Real Estate) and June 30, 2011 (with respect to Special Growth), each as may be supplemented. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio. The differences in the Funds' investment restrictions are discussed below:

1.  Neither Acquiring Fund may write or acquire options or interests in oil, gas or other mineral exploration or development. The Acquired Funds are not subject to this investment restriction.

2.  Special Growth may not borrow money, except to the extent permitted by the 1940 Act, any rules or regulations promulgated thereunder or an exemption from the Commission. MSIF Small Company Growth is subject to a similar but more limited restriction whereby MSIF Small Company Growth may not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.  Real Estate may not pledge, assign or otherwise encumber its assets except to secure permitted borrowings. MSIF Real Estate is not subject to this fundamental restriction.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

General

For a discussion of the organization and operation of each Acquiring Fund, see "Portfolio Summary" and "Fund Details—Fund Management" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B. For a discussion of the organization and operation of the Company, see "General Information—Fund History" in the Statements of Additional Information relating to each Acquiring Fund.

For a discussion of the organization and operation of each Acquired Fund, see "Fund Summary" and "Fund Management" in their respective prospectuses. For a discussion of the organization and operation of each of Real Estate and Special Growth see "Fund History" in each Acquired Fund's Statement of Additional Information.

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders

Each Acquiring Fund is organized as a separate series of shares of common stock of the Company, a Maryland corporation that is governed by its Articles of Incorporation, as amended and supplemented, and Bylaws, as amended. Real Estate is organized as a Massachusetts business trust that is governed by its Declaration of Trust, as amended

24

and supplemented, and Bylaws. Special Growth is organized as a Massachusetts business trust that is governed by its Declaration of Trust, as amended and supplemented, and Bylaws.

While Maryland corporate law contains many provisions specifically applicable to management investment companies and Massachusetts statutory trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the Funds' organizational documents contain certain differences summarized below. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws.

Consistent with Maryland law, the Company's Board of Directors, on behalf of each Acquiring Fund, has authorized the issuance of a specific number of shares, although the organizational documents authorize such Board of Directors to increase or decrease, from time to time, as it considers necessary, the aggregate number of shares of stock or of any class of stock which the Company has the authority to issue. Consistent with Massachusetts law Real Estate and Special Growth, have authorized the issuance of an unlimited number of shares. Each Fund's organizational documents allow the respective Board of Directors/Trustees to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

Neither the Charter nor the By-Laws of the Company contain specific provisions regarding the personal liability of Shareholders. However, under the Maryland General Corporation Law, Shareholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a shareholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the shareholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the shareholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the shareholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

No Fund is required, and no Fund anticipates, holding annual meetings of its Shareholders. Each Fund has certain mechanics whereby Shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by their Boards.

The business of each of the Acquiring Funds and the Acquired Funds is supervised by the respective Board of such corporation or trust of which such Funds are series. Each respective Board of the Acquired Funds consists of the same members; and similarly, the Board of the Acquiring Funds consists of the same members. The responsibilities, powers and fiduciary duties of directors under Maryland law are generally similar in certain respects to those for trustees under Massachusetts law, although significant differences do exist and shareholders should refer to the provisions of each Fund's applicable organizational documents and applicable law for a more thorough comparison. For the Acquiring Funds and the Acquired Funds, trustee/director vacancies may be filled by approval of a majority of the trustees/directors then in office subject to provisions of the 1940 Act. Trustees/directors terms last until the election of such person's successor or until such person's resignation or removal. In addition, the Acquired Funds' Declarations of Trust specify that a Trustee's term will terminate in the event of the death, bankruptcy, adjudicated incompetency or other incapacity to perform the duties of the office of a Trustee. Directors of the Acquiring Funds may be removed with or without cause by vote of a majority of the shares present in person or by proxy at a meeting. Trustees of the Acquired Funds may be removed with or without cause by the action of the shareholders of records of not less than two-thirds of the shares then outstanding or by the action of two-thirds of the remaining Trustees.

The foregoing is only a summary of certain differences between the Acquiring Funds and the Acquired Funds under applicable law. It is not intended to be a complete list of differences and Shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the Commission, and Shareholders may obtain copies of such documents as described herein.

25

Financial Information

For certain financial information about each Fund, see "Financial Highlights" with respect to each Fund in their Prospectus.

Management

For information about the Board of Directors, MSIM and the distributor of each Acquiring Fund, see "Fund Management—Investment Adviser" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B and "Management of the Fund" in the Company's Statements of Additional Information.

For information about the Board, MSIM and the distributor of each Acquired Fund, see "Fund Management" in their Prospectus and "Management of the Fund" in each Acquired Fund's Statement of Additional Information.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of each Acquiring Fund, and information regarding shareholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

For a description of the nature and most significant attributes of shares of each Acquired Fund, and information regarding Shareholder inquiries, see "Capital Stock and Other Securities" in each Acquired Fund's Statement of Additional Information as well as "Shareholder Information—Additional Information" in each Acquired Fund's prospectus.

Dividends, Distributions and Taxes

For a discussion of each Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions; Taxes" in their Prospectus, "Taxes" in the Company's Statements of Additional Information, and the discussions herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganizations" and "The Reorganizations—Tax Aspects of the Reorganizations."

For a discussion of each Acquired Fund's policies with respect to dividends, distributions and taxes, see "Distributions" in their Prospectus, "Taxation of the Fund and Shareholders" in each Acquired Fund's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganizations" and "The Reorganization—Tax Aspects of the Reorganizations."

Purchases, Exchanges and Redemptions

For a discussion of how each Acquiring Fund's shares may be purchased, exchanged and redeemed, see "Shareholder Information—How To Purchase Class I, Class P and Class L Shares; How To Purchase Class H Shares; How To Redeem Class I, Class P and Class L Shares; and How To Redeem Class H Shares" in the Acquiring Funds' Prospectuses, "Purchase of Shares" and "Redemption of Shares" in the Company's Statements of Additional Information, and the discussion herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of how each Acquired Fund's shares may be purchased, exchanged and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their Prospectus and "Purchase, Redemption and Pricing of Shares" in each Acquired Fund's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

26

For a discussion of each Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" their Prospectus attached hereto in Exhibit B.

For a discussion of each Acquired Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Fund Shares" their Prospectus.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Real Estate as of [•], 2011:

Shareholder	Percentage of Outstanding Shares

As of the Record Date, the trustees and officers of Real Estate, as a group, owned less than 1% of the outstanding shares of Real Estate.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Special Growth as of [•], 2011:

Shareholder	Percentage of Outstanding Shares

As of the Record Date, the trustees and officers of Special Growth, as a group, owned less than 1% of the outstanding shares of Special Growth.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of MSIF Real Estate as of [•], 2011:

Shareholder	Percentage of Outstanding Shares

As of the Record Date, the directors and officers of MSIF Real Estate, as a group, owned less than 1% of the outstanding shares of MSIF Real Estate.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of MSIF Small Company Growth as of [•], 2011:

Shareholder	Percentage of Outstanding Shares

As of the Record Date, the directors and officers of MSIF Small Company Growth, as a group, owned less than 1% of the outstanding shares of MSIF Small Company Growth.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Funds, for the fiscal year ended December 31, 2010, and Real Estate and Special Growth, for the fiscal years ended November 30, 2010 and February 28, 2011, respectively, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Joint Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Company's independent registered public accounting firm, with respect to the Acquiring Funds, and Deloitte & Touche LLP, the Acquired Funds' independent registered public accounting firm prior to June 7, 2011,

27

with respect to the Acquired Funds. The financial statements for Real Estate for the six-month period ended May 31, 2011 have not been audited and are also incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Joint Proxy Statement and Prospectus forms a part. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY. Such firm will rely on Maryland counsel as to matters of Maryland law.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Acquiring Funds' Prospectuses dated April 29, 2011 (with respect to Class I shares), attached to this Joint Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 93 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (ii) the Acquiring Funds' Prospectuses dated August 23, 2011 (with respect to Class H and Class L shares), attached to this Joint Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 96 to the Company's Registration Statement on Form N-1A (File Nos. 033-23166; 811-05624); (iii) Real Estate's Prospectus dated March 31, 2011, which Prospectus forms a part of Post-Effective Amendment No. 16 to Real Estate's Registration Statement on Form N-1A (File Nos. 333-68077; 811-09117); (iv) Special Growth's Prospectus dated June 30, 2011, which Prospectus forms a part of Post-Effective Amendment No. 25 to Special Growth's Registration Statement on Form N-1A (File Nos. 033-48765; 811-06711); (v) the Company's Annual Report for its fiscal year ended December 31, 2010; (vi) Real Estate's Annual Report for its fiscal year ended November 30, 2010; (vii) Real Estate's Semi-Annual Report for the six-month period ended May 31, 2011; and (viii) Special Growth's Annual Report for its fiscal year ended February 28, 2011.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy material, reports and other information about each Fund which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of each Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Trustees,

  Mary E. Mullin
  Secretary

[•], 2011

28

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of [•], 2011, by and between MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Company"), a Maryland corporation, on behalf of __________ ("Acquiring Fund"), and __________, a Massachusetts business trust ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and the issuance by Acquiring Fund of shares of common stock, par value $0.001 per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Acquired Fund in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to assign, deliver and otherwise transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund and the Company, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date.

(b)  On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund with a list of all of Acquired Fund's assets to be assigned, delivered and otherwise transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Fund. The Company, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Company, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3  Acquired Fund will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and

Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4  In order for the Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Acquired Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5  On the Closing Date or as soon as practicable thereafter, Acquired Fund will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to Acquired Fund's shareholders of record determined as of the close of business on the Valuation Date ("Acquired Fund Stockholders"). Each Acquired Fund Stockholder will receive the class of shares of Acquiring Fund that corresponds to the class of shares of Acquired Fund currently held by that Acquired Fund shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of Class I shares of Acquired Fund, each of the Class H shares of Acquiring Fund will be distributed to holders of Class A and Class B shares of Acquired Fund and each of the Class L shares of Acquiring Fund will be distributed to holders of Class C shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by Acquired Fund's Secretary, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund shareholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Company's Statement of Additional Information.

1.7  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is dissolved and terminated pursuant to paragraph 1.9.

1.9  Within one year after the Closing Date, Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Acquired Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be terminated promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1  The value of the Acquired Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval of this Agreement by shareholders of Acquired Fund or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.3  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4  All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Acquiring Fund. The Company, on behalf of Acquiring Fund, shall cause Morgan Stanley Services to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Fund, and Acquired Fund accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4  If requested, Acquired Fund shall deliver to the Company, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by Acquired Fund's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Fund shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Company, on behalf of Acquiring Fund, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1  Except as otherwise expressly provided herein, the Acquired Fund and the Company, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). Acquired Fund, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of the Acquiring Fund, and the Acquired Fund agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3  Acquired Fund will call a meeting of Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4  Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5  Subject to the provisions of this Agreement, the Company, on behalf of the Acquiring Fund, and the Acquired Fund agree that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6  Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Company's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by the Company's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7  As soon after the Closing Date as is reasonably practicable, the Company (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1  The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

(a)  Acquiring Fund is a series of the Company, a validly existing Maryland corporation with full power to carry on its business as presently conducted;

(b)  the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)  The current Prospectus of the Acquiring Fund and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 2010, of Acquiring Fund audited by Ernst & Young LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

(j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

(k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

(m)  Since December 31, 2010, there has been no change by Acquiring Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n)  The information furnished or to be furnished by the Company on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2  Acquired Fund, represents and warrants to the Company, on behalf of Acquiring Fund, as follows:

(a)  Acquired Fund is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b)  Acquired Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d)  The current Prospectus, as supplemented, of Acquired Fund and Statement of Additional Information of Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)  Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Acquiring Fund pursuant to paragraph 3.4;

(j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund, and subject to the approval of Acquired Fund's shareholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

(k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code;

(m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o)  Acquired Fund will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p)  Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1  All representations and warranties of the Company made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Company, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3  Acquired Fund, shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

(a)  Acquiring Fund is a series of the Company, a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Fund Shares to be issued to Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Articles of Incorporation or By-Laws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's shareholder services plan from those described in Acquiring Fund's Prospectus dated April 29, 2011, as may be supplemented, and the Company's Statement of Additional Information dated April 29, 2011, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  Acquired Fund shall have delivered to Acquiring Fund at the Closing a certificate of Acquired Fund's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Company;

7.4  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

(a)  Acquired Fund is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Acquired Fund is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund's Declaration of Trust or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5  On the Closing Date, the Acquired Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Acquired Fund's Declaration of Trust, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund, and the Company, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of Acquired Fund's Declaration of Trust, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Fund, or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund shareholders all of Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6  The parties shall have received the opinion of the law firm of Dechert LLP (based on such representations as such law firm shall reasonably request), addressed to Acquiring Fund and Acquired Fund, which opinion may be relied upon by the shareholders of Acquired Fund, substantially to the effect that, for federal income tax purposes:

(a)  The transfer of Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

(c)  No gain or loss will be recognized by Acquired Fund upon the transfer of the assets of Acquired Fund to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares;

(d)  No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

(e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganization;

(f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

(g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund immediately prior to the Reorganization; and

(h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund.

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

9.1  (a)  Acquired Fund shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses, legal, accounting, Commission registration fees and Blue Sky expenses.

(b)  In the event the transactions contemplated herein are not consummated by reason of Acquired Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquired Fund's obligations specified in this Agreement), Acquired Fund's only obligation hereunder shall be to reimburse Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by Acquiring Fund in connection with those transactions.

(c)  In the event the transactions contemplated herein are not consummated by reason of Acquiring Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquiring Fund's obligations specified in this Agreement), Acquiring Fund's only obligation hereunder shall be to reimburse Acquired Fund for all reasonable out-of-pocket fees and expenses incurred by Acquired Fund in connection with those transactions.

10.  Entire Agreement; Survival of Warranties

10.1  This Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a)  by the mutual written consent of Acquired Fund, and the Company, on behalf of Acquiring Fund;

(b)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before June 27, 2012; or

(c)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the trustees or officers of the Acquired Fund, to any other party or its directors, trustees or officers.

(b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the directors or officers of the Company, on behalf of Acquiring Fund, or the trustees or officers of Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of Acquiring Fund, or the directors or officers of the Company, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Acquiring Fund and signed by authorized officers of the Company, acting on behalf of Acquiring Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of Acquired Fund, or the trustees or officers of Acquired Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquired Fund and signed by authorized officers Acquired Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND, INC., on behalf of the Acquiring Fund

By: Name: Arthur Lev Title: President

ACQUIRED FUND

By: Name: Stefanie V. Chang Yu Title: Vice President

Exhibit B

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Growth Portfolios

Focus Growth Portfolio

Global Discovery Portfolio

Growth Portfolio (formerly Capital Growth Portfolio)

Small Company Growth Portfolio

Share Class and Ticker Symbols
Portfolio	Class I	Class P	Class H	Class L
Focus Growth Portfolio	MSAGX	MAEBX	—	—

Global Discovery Portfolio	MLDIX	MGDPX	MGDHX	MGDLX

Growth Portfolio	MSEQX	MSEGX	—	—

Small Company Growth Portfolio	MSSGX	MSSMX	—	—

Prospectus

April 29, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Focus Growth Portfolio

Objective

The Focus Growth Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee*	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses*	1.01%	1.01%
Total Annual Portfolio Operating Expenses*	1.51%	1.76%
Fee Waiver and/or Expense Reimbursement*	0.51%	0.51%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.00%	1.25%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$318	$552	$1,225
Class P	$127	$397	$686	$1,511

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I and 1.25% for Class P. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with market capitalizations of $10 billion or more. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds ("ETFs") and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income

1

Focus Growth Portfolio (Cont'd)

securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

•  Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Class will differ because the Class has different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	(Q2 '09)	21.33%

Low Quarter	(Q4 '08)	–33.73%

Average Annual Total Returns
(for the calendar periods ended December 31, 2010)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	28.23%	5.92%	2.87%
Return after Taxes on Distributions	28.23%	5.90%	2.80%
Return after Taxes on Distributions and Sale of Portfolio Shares	18.35%	5.11%	2.45%
Class P
Return before Taxes	27.86%	5.64%	2.61%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	16.71%	3.75%	0.02%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	15.13%	2.38%	–1.01%

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Focus Growth Portfolio (Cont'd)

Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Class will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004

David S. Cohen	Managing Director	June 2004

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" section beginning on page 26 of this Prospectus.

Class I and Class P shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through Morgan Stanley Institutional Fund, Inc. (the "Fund") by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Portfolio shares by wiring Federal Funds to State Street Bank and Trust Company (the "Custodian").

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 26 and 29, respectively, of this Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

3

Global Discovery Portfolio

Objective

The Global Discovery Portfolio seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in a portfolio of the Fund or a portfolio of Morgan Stanley Institutional Fund Trust. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class H Shares" section on page 27 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75	%†	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee*	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses*‡	4.27%	4.27%	4.27%	4.27%
Total Annual Portfolio Operating Expenses*	5.17%	5.42%	5.42%	5.92%
Fee Waiver and/or Expense Reimbursement*	3.82%	3.82%	3.82%	3.82%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.35%	1.60%	1.60%	2.10%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$137	$428
Class P	$163	$505
Class H	$630	$956
Class L	$213	$658

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Shareholder Information—How To Purchase Class H Shares."

‡  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.35% for Class I, 1.60% for Class P, 1.60% for Class H and 2.10% for Class L. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the period of December 28, 2010 through December 31, 2010, the Portfolio's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Discovery Portfolio (Cont'd)

common stocks, depositary receipts, ETFs and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Adviser believes that the number of issuers meeting its investment criteria may be limited, and accordingly, the Portfolio is non-diversified and may focus its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, contracts for difference ("CFDs") and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

•  Non-Diversified Risk. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that investment would cause the Portfolio's overall value to decline to a greater degree.

•  Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

5

Global Discovery Portfolio (Cont'd)

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio is available online at www.morganstanley.com/im.

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Burak Alici	Vice President	December 2010

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Purchase Class H Shares" sections beginning on pages 26 and 27, respectively, of this Prospectus.

Class I, Class P and Class L shares of the Portfolio may be purchased or sold on any day the NYSE is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Portfolio shares by wiring Federal Funds to the Custodian.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 26 and 29, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio (formerly Capital
Growth Portfolio)

Objective

The Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee*	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses*	0.23%	0.23%
Total Annual Portfolio Operating Expenses*	0.73%	0.98%
Fee Waiver and/or Expense Reimbursement*	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.73%	0.98%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$75	$233	$406	$906
Class P	$100	$312	$542	$1,201

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.80% for Class I and 1.05% for Class P. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2010, these market capitalizations ranged between $752 million to $372.7 billion.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing

7

Growth Portfolio (formerly Capital
Growth Portfolio) (Cont'd)

in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

•  Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Class will differ because the Class has different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	(Q2 '09)	21.08%

Low Quarter	(Q4 '08)	–30.45%

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Growth Portfolio (formerly Capital
Growth Portfolio) (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2010)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	23.11%	4.81%	2.07%
Return after Taxes on Distributions	23.11%	4.76%	2.00%
Return after Taxes on Distributions and Sale of Portfolio Shares	15.02%	4.13%	1.76%
Class P
Return before Taxes	22.79%	4.57%	1.82%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	16.71%	3.75%	0.02%
Lipper Large-Cap Growth Funds Index (reflects no deduction for taxes)[2]	15.13%	2.38%	–1.01%

1  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Class will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	June 2004

David S. Cohen	Managing Director	June 2004

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" section beginning on page 26 of this Prospectus.

Class I and Class P shares of the Portfolio may be purchased or sold on any day the NYSE is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Portfolio shares by wiring Federal Funds to the Custodian.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 26 and 29, respectively, of this Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

9

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee*	0.89%	0.89%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses*	0.23%	0.23%
Total Annual Portfolio Operating Expenses*	1.12%	1.37%
Fee Waiver and/or Expense Reimbursement*	0.07%	0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.05%	1.30%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$107	$334	$579	$1,283
Class P	$132	$412	$713	$1,568

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I and 1.30% for Class P. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Small Company Growth
Portfolio (Cont'd)

in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

•  Small Cap Companies. Investments in small cap companies entail greater risks than those associated with larger, more established companies. Often the securities issued by small cap companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•  Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

•  Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Class will differ because the Class has different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	(Q4 '01)	27.48%

Low Quarter	(Q3 '01)	–26.50%

11

Small Company Growth
Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2010)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	27.20%	4.76%	5.32%
Return after Taxes on Distributions	27.20%	4.34%	4.87%
Return after Taxes on Distributions and Sale of Portfolio Shares	17.68%	4.05%	4.56%
Class P
Return before Taxes	26.86%	4.47%	5.06%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	29.09%	5.30%	3.78%
Lipper Small-Cap Growth Funds Index (reflects no deduction for taxes)[2]	26.08%	3.92%	2.58%

1  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Class will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	January 1999

David S. Cohen	Managing Director	January 2002

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The Fund suspended offering Class I and Class P shares of the Portfolio to new investors. The Fund will continue to offer Class I and Class P shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I and Class P shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's shares may be limited in amount and may commence and terminate without any prior notice.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" section beginning on page 26 of this Prospectus.

Class I and Class P shares of the Portfolio may be purchased or sold on any day the NYSE is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Portfolio shares by wiring Federal Funds to the Custodian.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 26 and 29, respectively, of this Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Focus Growth Portfolio

Objective

The Focus Growth Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies with market capitalizations of $10 billion or more. The Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of

13

Focus Growth Portfolio (Cont'd)

the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Discovery Portfolio

Objective

The Global Discovery Portfolio seeks long-term capital appreciation.

The Portfolio's investment objective may be changed by the Fund's Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in franchises with sustainable competitive advantages. The Adviser typically favors companies with one or more of the following: strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser believes that the number of issuers meeting its investment criteria may be limited and, accordingly, the Portfolio is non-diversified and may focus its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio typically invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, CFDs and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located throughout the world, including emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

In addition, at times, small and medium capitalization equity securities may underperform relative to the overall market. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, small and medium capitalization companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

15

Global Discovery Portfolio (Cont'd)

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Growth Portfolio

Objective

The Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies, with capitalizations within the range of companies included in the Russell 1000® Growth Index. As of December 31, 2010, these market capitalizations ranged between $752 million to $372.7 billion. The Portfolio deems an issuer to be a U.S. issuer if (i) its principal securities trading market (i.e., a U.S. stock exchange or over-the-counter ("OTC") markets) is in the United States; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) it is organized under the laws of, or has a principal office in the United States. The Portfolio invests primarily in companies that the Adviser believes exhibit, among other things, strong free cash flow and compelling business strategies. The Adviser emphasizes individual security selection.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure in the types of securities listed above to the extent they have economic characteristics similar to such securities.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, large capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions.

17

Growth Portfolio (Cont'd)

These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Small Company Growth Portfolio

Objective

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Approach

Under normal market conditions, the Adviser seeks to achieve the Portfolio's investment objective by investing primarily in established and emerging companies from a universe comprised of small capitalization companies, most with market capitalizations of generally less than $4 billion.

Process

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of small capitalization companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. A company is considered to be a small capitalization company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies.

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Fundamental research drives the investment process. The Adviser studies on an ongoing basis company developments, including business strategy and financial results. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Portfolio's equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, ETFs and other specialty securities having equity features. The Portfolio may invest in privately placed and restricted securities.

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, including emerging market securities, and securities classified as ADRs, GDRs, ADSs or GDSs, foreign U.S. dollar-denominated securities that are traded on a U.S. exchange or local shares of non-U.S. issuers.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps and structured investments, and other related instruments and techniques. The Portfolio may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of growth-oriented small companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example). In addition, at times, small capitalization growth-oriented equity securities may underperform relative to the overall market.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's

19

Small Company Growth Portfolio (Cont'd)

investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

The risk of investing in equity securities is intensified in the case of the small companies in which the Portfolio invests. Market prices for such companies' equity securities tend to be more volatile than those of larger, more established companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and internet, the Portfolio may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at certain times.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

In connection with their investments in foreign securities, certain Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

21

Emerging Market Risks

Certain Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The investments of the Portfolios generally will be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolios may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable U.S. Securities and Exchange Commission (the "Commission") rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further a Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Portfolios may principally use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Structured Investments. The Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because a Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Initial Public Offerings

Certain Portfolios may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time. IPOs may produce high, double-digit returns. Such returns are highly unusual and may not be sustainable.

Real Estate Investment Trusts and Foreign Real Estate Companies

Investing in real estate investment trusts ("REITs") and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and foreign real estate companies are organized and operated. REITs and foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio may indirectly bear management expenses along with the direct expenses of the Portfolio. Individual REITs and foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for the tax-free pass through of income. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, REITs and foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio.

Exchange-Traded Funds

Certain Portfolios may invest in shares of various ETFs. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index rises and falls. The market value of their shares may differ from the net asset value of the particular underlying securities. As a shareholder in an ETF, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio

23

may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio Turnover

Consistent with its investment policies, a Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolios may engage in frequent trading of securities to achieve their investment objectives.

24

Fund Management

Morgan Stanley Institutional Fund, Inc. Prospectus

Investment Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2011, the Adviser, together with its affiliated asset management companies, had approximately $275.8 billion in assets under management or supervision.

Advisory Fees

For the fiscal year ended December 31, 2010, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or expense reimbursements) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets)
Focus Growth Portfolio	0.00%

Global Discovery Portfolio*	0.00%

Growth Portfolio	0.50%

Small Company Growth Portfolio	0.82%

*  For the period of December 28, 2010 (commencement of operations) through December 31, 2010.

Portfolio Management

Focus Growth Portfolio,

Growth Portfolio and

Small Company Growth Portfolio

Each Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

Global Discovery Portfolio

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Burak Alici is the lead portfolio manager and is primarily responsible for the day-to-day management of the Portfolio. Mr. Alici has been associated with the Adviser in an investment management capacity since 2007. Prior to 2007, Mr. Alici managed a multi-strategy investment partnership in Istanbul for high net worth individuals from October 2002 to March 2005. From June 1999 to August 2002, Mr. Alici developed and implemented equity investments strategies at Ernst Research & Management.

Additional Information

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement is available in the Fund's Semiannual Report to Shareholders for the period ended June 30, 2010, except with respect to the Global Discovery Portfolio which is available in the Fund's Annual Report to Shareholders for the period ended December 31, 2010.

25

Shareholder Information

Share Class

This Prospectus offers Class I and Class P shares of each of the Portfolios and Class H and Class L shares of the Global Discovery Portfolio. Neither Class I, Class P nor Class L shares are subject to a sales charge, and Class I shares are not subject to a shareholder services fee. Both Class I and Class P shares generally require investments in minimum amounts that are substantially higher than Class H and Class L shares.

Distribution of Portfolio Shares

Morgan Stanley Distribution is the exclusive Distributor of Class I, Class P, Class H and Class L shares of each Portfolio, as applicable. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class P shares of each Portfolio, a Shareholder Services Plan with respect to the Class H shares of the Global Discovery Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of the Global Discovery Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of the Class P shares on an annualized basis, and the Global Discovery Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class H shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average net assets of Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class P, Class H and Class L shares. Such fees relate solely to the Class P, Class H and Class L shares and will reduce the net investment income and total return of the Class P, Class H and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain brokers or other service providers in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value ("NAV") or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, the Portfolio's NAV is calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I, Class P and Class L shares of the applicable Portfolios at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I, Class P and Class L Shares

The Fund suspended offering Class I and Class P shares of the Small Company Growth Portfolio to new investors.The Fund will continue to offer Class I and Class P shares of the Portfolio to existing shareholders. The Fund may recommence offering Class I and Class P shares of the Portfolio to new investors in the future. Any such offerings of the Small Company Growth Portfolio's shares may be limited in amount and may commence and terminate without any prior notice.

You may purchase Class I, Class P and Class L shares of the applicable Portfolio directly from the Fund, from the

26

Shareholder Information

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information (Cont'd)

Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

Investors purchasing Class I, Class P and Class L shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class I, Class P or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for Class L shares of a Portfolio. The minimum initial investment will be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans (with plan assets of at least $5 million for Class I and Class P shares) investing directly with the Fund; retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities (with at least $5 million of investable assets for Class I and Class P shares) investing directly with the Fund; certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the independent Directors of the Fund; and clients who owned Portfolio shares as of December 31, 2007. If the value of your account falls below the minimum initial investment amount for Class I, Class P or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company Inc. ("Morgan Stanley Services"), the Fund's transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I, Class P and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing Class I, Class P and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I, Class P and Class L shares of each Portfolio, as applicable, by wiring Federal Funds (monies credited by a Federal Reserve Bank) to the Custodian. You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I, Class P and Class L shares for your account at any time by purchasing shares at NAV by any of the methods described above. For additional purchases directly from the Fund, your account name, account number, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

How To Purchase Class H Shares

Class H shares of the Global Discovery Portfolio may be purchased by contacting your authorized financial representative who will assist you, step-by-step, with the procedures to invest in Class H shares.

Class H shares are available to investors with a minimum investment of $25,000. If the value of your account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, your account may be subject to involuntary redemption. You will be notified prior to any such redemptions.

Class H shares are subject to a sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over. Class H shares are subject to a monthly shareholder services fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class H shares.

27

Shareholder Information (Cont'd)

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class H shares of the Global Discovery Portfolio, by combining, in a single transaction, your purchase with purchases of Class H shares of the Global Discovery Portfolio by the following related accounts:

•  A single account (including an individual, trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21).

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class H shares are not subject to a front-end sales charge for accounts of employees of Morgan Stanley and its subsidiaries, such persons' family members (limited to spouse, and children under the age of 21) and trust accounts for which any such person is a beneficiary.

Combined Purchase Privilege

You will have the benefit of reduced sales charges by combining purchases of Class H shares of the Global Discovery Portfolio for any related account in a single transaction with purchases of Class H shares of another portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

•  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An IRA and single participant retirement account (such as a Keogh).

•  An UGMA/UTMA account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative net asset value of Class H shares of the Global Discovery Portfolio purchased in a single transaction, together with the net asset value of all Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification

You must notify your authorized financial representative at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney LLC ("Morgan Stanley Smith Barney") or your authorized financial representative or the Fund's transfer agent, Morgan Stanley Services, does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your authorized financial representative of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust held in all related accounts described above at your authorized financial representative, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Global Discovery Portfolio from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of other Class H shares which were previously purchased at

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of Class H shares of other portfolios of the Fund or of portfolios of Morgan Stanley Institutional Fund Trust you currently own acquired in exchange for shares of other portfolios of the Fund or other Morgan Stanley Institutional Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the period referenced above. You should retain any records necessary to substantiate historical costs because the Fund, Morgan Stanley Services and your authorized financial representative may not maintain this information. You can obtain a Letter of Intent by contacting your authorized financial representative. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class H shares for your account at any time by purchasing shares at NAV, plus any applicable sales charge.

Order Processing Fees

Your financial intermediary may charge processing or other fees in connection with the purchase or sale of Class H shares. For example, the Morgan Stanley channel of Morgan Stanley Smith Barney charges clients an order processing fee of $6.00 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems Class H shares of the Global Discovery Portfolio. Please consult your authorized financial representative for more information regarding any such fee.

General

Class I, Class P, Class H and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Other Transaction Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving the Portfolios may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Class I, Class P and Class L Shares

You may redeem Class I, Class P and Class L shares of a Portfolio, as applicable, by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I, Class P and Class L shares of a Portfolio, as applicable, will be redeemed at the NAV next determined after we receive your redemption request in good order.

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b)  The share certificates, if issued;

(c)  Any required signature guarantees; and

(d)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of Class I, Class P and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be wired to you. You cannot redeem Class I, Class P and Class L shares by telephone if you hold

29

Shareholder Information (Cont'd)

share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased Class I and Class P shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Class I and Class P shares of the Small Company Growth Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class P and Class L shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from a Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange Class I, Class P and Class L shares for the same class of shares of other available portfolios of the Fund and available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to Morgan Stanley Services by mail to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for Class I, Class P or Class L shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of shares of the Small Company Growth Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

How To Redeem Class H Shares

You may redeem Class H shares of the Global Discovery Portfolio by contacting your authorized financial representative. The value of Class H shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class H shares

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

of the Global Discovery Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days.

If we determine that it is in the best interest of the Fund or the Global Discovery Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange Class H shares of the Global Discovery Portfolio for Class H shares of other available portfolios of the Fund. In addition, you may exchange Class H shares for Class H shares of available portfolios of Morgan Stanley Institutional Fund Trust. Not all portfolios of the Fund or of Morgan Stanley Institutional Fund Trust offer Class H shares. Your ability to exchange Class H shares may therefore be limited. A front-end sales charge (load) is not imposed on exchanges of Class H shares. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary.

When you exchange for Class H shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase, except that it will not be subject to a front-end sales charge. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares," "Shareholder Information—How to Purchase Class H Shares," "Shareholder Information—Other Transaction Information," "Shareholder Information—How To Redeem Class I, Class P and Class L Shares" and "Shareholder Information—How to Redeem Class H Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with

31

Shareholder Information (Cont'd)

such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

Each Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2013, dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders.

Dividends paid by a Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2013, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2012. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Focus Growth Portfolio
Growth Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio
Global Advantage Portfolio
Global Discovery Portfolio

Global Franchise Portfolio
Global Opportunity Portfolio
Global Real Estate Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Debt Portfolio

*  Portfolio is currently closed to new investors

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class P, Class H and Class L shares of each Portfolio, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Portfolios' SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report to Shareholders and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$15.27		$8.95		$18.81		$15.19		$14.78
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		(0.01)		0.00	‡	0.03		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	4.36		6.33		(9.82)		3.62		0.44
Total from Investment Operations	4.31		6.32		(9.82)		3.65		0.41
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.03)		—
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$19.58		$15.27		$8.95		$18.81		$15.19
Total Return++	28.23%		70.61	%**	(52.19)%		24.02%		2.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,618		$7,878		$4,879		$13,852		$12,416
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	0.99	%+	1.00	%+	1.00	%+	0.79%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+††	0.99	%+	1.00	%+	1.00	%+	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.28	)%+††	(0.12	)%+	0.02	%+	0.16	%+	(0.23)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	79%		11%		36%		57%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51	%+††	1.88	%+	1.29	%+	1.13	%+	N/A
Net Investment Income (Loss) to Average Net Assets	(0.79	)%+††	(1.01	)%+	(0.27	)%+	0.03	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.12% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio's past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 68.49%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

33

Focus Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.86		$8.73		$18.32		$14.81		$14.45
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.08)		(0.04)		(0.04)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	4.22		6.17		(9.55)		3.52		0.42
Total from Investment Operations	4.14		6.13		(9.59)		3.51		0.36
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.00	)‡	—		—
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$19.00		$14.86		$8.73		$18.32		$14.81
Total Return++	27.86%		70.02	%**	(52.27)%		23.70%		2.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,704		$1,460		$1,069		$2,913		$2,317
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.24	%+	1.25	%+	1.25	%+	1.04%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+††	1.24	%+	1.25	%+	1.25	%+	1.04%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.53	)%+††	(0.38	)%+	(0.24	)%+	(0.07	)%+	(0.45)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	79%		11%		36%		57%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76	%+††	2.16	%+	1.54	%+	1.38	%+	N/A
Net Investment Loss to Average Net Assets	(1.04	)%+††	(1.30	)%+	(0.53	)%+	(0.20	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.17% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio's past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P would have been approximately 67.85%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

§  Amount is less than 0.005%.

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Discovery Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$697
Ratio of Expenses to Average Net Assets (1)	1.35	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.14	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.14	%*
Net Investment Loss to Average Net Assets	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

35

Global Discovery Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.60	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.39	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.39	%*
Net Investment Loss to Average Net Assets	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

36

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Discovery Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$349
Ratio of Expenses to Average Net Assets	1.60	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.39	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.39	%*
Net Investment Loss to Average Net Assets	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

37

Global Discovery Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.10	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.89	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.89	%*
Net Investment Loss to Average Net Assets	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

38

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$19.69		$12.12		$24.69	$20.28		$19.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.06		0.05		0.05	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.49		7.58		(12.50)	4.41		0.78
Total from Investment Operations	4.55		7.63		(12.45)	4.51		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.06)		(0.10)	(0.10)		(0.00)‡
Net Realized Gain	—		—		(0.02)	—		—
Total Distributions	(0.00	)‡	(0.06)		(0.12)	(0.10)		(0.00)‡
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$24.24		$19.69		$12.12	$24.69		$20.28
Total Return++	23.11%		62.97	%**	(50.47)%	22.29%		4.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$704,410		$674,070		$543,841	$1,406,866		$1,012,417
Ratio of Expenses to Average Net Assets	0.73	%+††	0.65	%+	0.62%+	0.62	%+	0.63%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.73	%+††	0.65	%+	0.62%+	0.62	%+	0.63%
Ratio of Net Investment Income to Average Net Assets	0.27	%+††	0.35	%+	0.24%+	0.46	%+	0.03%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%	50%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

39

Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$19.40		$11.94		$24.27	$19.95		$19.21
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	0.02		0.00 ‡	0.05		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	4.42		7.46		(12.27)	4.33		0.78
Total from Investment Operations	4.42		7.48		(12.27)	4.38		0.74
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.02)		(0.04)	(0.06)		—
Net Realized Gain	—		—		(0.02)	—		—
Total Distributions	(0.00	)‡	(0.02)		(0.06)	(0.06)		—
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$23.82		$19.40		$11.94	$24.27		$19.95
Total Return++	22.79%		62.66	%**	(50.57)%	21.93%		3.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$136,585		$99,475		$59,883	$166,717		$57,689
Ratio of Expenses to Average Net Assets	0.98	%+††	0.90	%+	0.87%+	0.87	%+	0.88%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.90	%+	0.87%+	0.87	%+	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%+††	0.10	%+	(0.01)%+	0.24	%+	(0.23)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%	50%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

40

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$11.14		$7.64		$13.12		$13.31		$12.89
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		(0.03)		(0.01)		(0.05)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	3.02		3.68		(5.47)		0.45		1.59
Total from Investment Operations	3.03		3.65		(5.48)		0.40		1.51
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		—		—
Net Realized Gain	—		(0.14)		—		(0.59)		(1.09)
Total Distributions	—		(0.15)		—		(0.59)		(1.09)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.17		$11.14		$7.64		$13.12		$13.31
Total Return++	27.20%		47.92%		(41.84)%		3.04%		11.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,227,782		$977,515		$638,559		$1,137,839		$1,028,030
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.05	%+	1.02	%+	1.01	%+	1.01%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05	%+††	1.05	%+	1.02	%+	1.01	%+	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.10	%+††	(0.28	)%+	(0.08	)%+	(0.35	)%+	(0.56)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	26%		27%		34%		50%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12	%+††	1.07	%+	1.05	%+	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	0.03	%+††	(0.30	)%+	(0.11	)%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

41

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.46		$7.19		$12.39		$12.63		$12.31
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.05)		(0.03)		(0.08)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.83		3.46		(5.17)		0.43		1.51
Total from Investment Operations	2.81		3.41		(5.20)		0.35		1.41
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.14)		—		(0.59)		(1.09)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00
Net Asset Value, End of Period	$13.27		$10.46		$7.19		$12.39		$12.63
Total Return++	26.86%		47.41%		(41.97)%		2.81%		11.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$530,123		$536,329		$345,302		$698,183		$857,275
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.30	%+	1.27	%+	1.26	%+	1.26%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30	%+††	1.30	%+	1.27	%+	1.26	%+	1.26%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.15	)%+††	(0.53	)%+	(0.34	)%+	(0.61	)%+	(0.81)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	26%		27%		34%		50%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%+††	1.32	%+	1.30	%+	N/A		N/A
Net Investment Loss to Average Net Assets	(0.22	)%+††	(0.55	)%+	(0.37	)%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

§  Amount is less than 0.005%.

42

The page has been left blank intentionally

The page has been left blank intentionally

The page has been left blank intentionally

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated April 29, 2011, which contains additional, more detailed information about the Fund and the Portfolios. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes Annual and Semiannual Reports to Shareholders ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the Statement of Additional Information and Shareholder Reports may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund, Inc.
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investments Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIEQUPRO-0411

[Insert Class H/L Prospectus of MSIF—Small Company Growth Portfolio dated August 23, 2011]

TO COME

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Real Estate Portfolios

Global Real Estate Portfolio

International Real Estate Portfolio

U.S. Real Estate Portfolio

Share Class and Ticker Symbol
Portfolio	Class I	Class P	Class H	Class L
Global Real Estate Portfolio	MRLAX	MRLBX	MSRHX	MGRLX

International Real Estate Portfolio	MSUAX	IERBX	—	—

U.S. Real Estate Portfolio	MSUSX	MUSDX	—	—

Prospectus

April 29, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Real Estate Portfolio

Objective

The Global Real Estate Portfolio seeks to provide current income and capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or a portfolio of Morgan Stanley Institutional Fund Trust. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class H Shares" section on page 21 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75	%†	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee*	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses*	0.16%	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses*	1.01%	1.26%	1.26%	1.76%
Fee Waiver and/or Expense Reimbursement*	0.00%	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.01%	1.26%	1.26%	1.76%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$103	$322	$558	$1,236
Class P	$128	$400	$692	$1,523
Class H	$597	$856	$1,134	$1,925
Class L	$179	$554	$954	$2,073

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for the purchase of $50,000 and over. See "Shareholder Information—How To Purchase Class H Shares."

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.05% for Class I, 1.30% for Class P, 1.30% for Class H and 1.80% for Class L. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the United States ("foreign real estate companies"). The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets.

The Adviser and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), employ an approach that emphasizes a bottom-up stock selection with a

Global Real Estate Portfolio (Cont'd)

top-down global allocation. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Portfolio indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

•  Non-Diversified Risk. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	(Q2 '09)	39.91%

Low Quarter	(Q4 '08)	–30.11%

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

Global Real Estate Portfolio (Cont'd)

Average Annual Total Returns
(for the calendar periods ended December 31, 2010)

	Past One Year	Since Inception
Class I (commenced operations on 8/20/06)
Return before Taxes	20.22%	0.16%
Return after Taxes on Distributions	19.59%	–0.74%
Return after Taxes on Distributions and Sale of Portfolio Shares	13.42%	–0.30%
Class P (commenced operations on 8/20/06)
Return before Taxes	19.90%	–0.12%
FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to U.S. investors (reflects no deduction for fees, expenses or taxes)[1]	20.17%	–1.41%
MSCI World Index (reflects no deduction for fees, expenses or taxes)[2]	11.76%	0.68%
Lipper Global Real Estate Funds Average (reflects no deduction for taxes)[3]	19.03%	–2.46%
Class H (commenced operations on 1/2/08)
Return before Taxes	14.27%	–3.99%
FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to U.S. investors (reflects no deduction for fees, expenses or taxes)[1]	20.17%	–4.65%
MSCI World Index (reflects no deduction for fees, expenses or taxes)[2]	11.76%	–4.65%
Lipper Global Real Estate Funds Average (reflects no deduction for taxes)[3]	19.03%	–3.96%
Class L (commenced operations on 6/16/08)
Return before Taxes	19.26%	–1.58%
FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to U.S. investors (reflects no deduction for fees, expenses or taxes)[1]	20.17%	–2.86%
MSCI World Index (reflects no deduction for fees, expenses or taxes)[2]	11.76%	–3.20%
Lipper Global Real Estate Funds Average (reflects no deduction for taxes)[3]	19.03%	–2.74%

1  The FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to U.S. investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). It is not possible to invest directly in an index.

2  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

3  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Investment Adviser and Sub-Advisers

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Real Estate team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	August 2006

Michiel te Paske	Managing Director	August 2006

Sven van Kemenade	Managing Director	August 2006

Angeline Ho	Managing Director	August 2006

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder

Global Real Estate Portfolio (Cont'd)

Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Purchase Class H Shares" sections beginning on pages 20 and 21, respectively, of this Prospectus.

Class I, Class P and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Portfolio shares by wiring Federal Funds to State Street Bank and Trust Company (the "Custodian").

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 20 and 23, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Real Estate Portfolio

Objective

The International Real Estate Portfolio's investment objective is to provide current income and long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P
Redemption Fee (as a percentage of the amount redeemed on redemptions within 30 days of purchase)	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee*	0.80%	0.80%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses*	0.18%	0.18%
Total Annual Portfolio Operating Expenses*	0.98%	1.23%
Fee Waiver and/or Expense Reimbursement*	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.98%	1.23%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$100	$312	$542	$1,201
Class P	$125	$390	$676	$1,489

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I and 1.25% for Class P. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the real estate industry. Such companies are located in various global markets throughout the world (excluding the United States and Canada). The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Portfolio will invest primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets.

The Adviser and the Portfolio's "Sub-Advisers," MSIM Company and MSIM Limited, employ an approach that emphasizes a bottom-up stock selection with a top-down global allocation. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the investment universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

International Real Estate Portfolio (Cont'd)

•  Foreign Real Estate Companies. Investing in foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which foreign real estate companies are organized and operated. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

•  Non-Diversified Risk. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance and comparative sector indexes, over time. The performance of the other Class will differ because the Class has different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	(Q2 '09)	37.88%

Low Quarter	(Q4 '08)	–32.06%

Average Annual Total Returns
(for the calendar periods ended December 31, 2010)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	9.51%	0.65%	11.14%
Return after Taxes on Distributions	9.17%	–0.39%	10.07%
Return after Taxes on Distributions and Sale of Portfolio Shares	7.06%	0.38%	9.62%
Class P
Return before Taxes	9.26%	0.41%	10.86%
FTSE EPRA/NAREIT Developed ex-North America Real Estate—Net Total Return Index (reflects no deduction for fees, expenses or taxes)[1]	14.55%	2.58%	9.67%
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)—Net Total Return to U.S. investors (reflects no deduction for fees, expenses or taxes)[2]	10.35%	–0.13%	9.83%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)[3]	7.75%	2.46%	3.50%

1  The FTSE EPRA/NAREIT Developed ex-North America Real Estate—Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). It is not possible to invest directly in an index. The Portfolio's sector benchmark has changed from the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe 20% Asia)—Net Total Return to U.S. investors to a non-customized version of the FTSE EPRA/NAREIT Developed ex-North America Real Estate—Net Total Return Index because the Adviser believes the FTSE EPRA/NAREIT Developed ex-North America Real Estate—Net Total Return Index is a more appropriate benchmark for the Portfolio.

6

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

International Real Estate Portfolio (Cont'd)

2  The FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe 20% Asia)—Net Total Return to U.S. investors is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Europe Series—Net Total Return to U.S. investors and 20% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Asia Series—Net Total Return to U.S. investors. These series are components of the FTSE EPRA/NAREIT Developed Real Estate Index—Net Total Return to U.S. investors, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). It is not possible to invest directly in an index.

3  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States and Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Class will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Investment Adviser and Sub-Advisers

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Real Estate team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	January 1999

Michiel te Paske	Managing Director	March 2001

Sven van Kemenade	Managing Director	March 2001

Angeline Ho	Managing Director	August 2005

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" section beginning on page 20 of this Prospectus.

Class I and Class P shares of the Portfolio may be purchased or sold on any day the NYSE is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Portfolio shares by wiring Federal Funds to the Custodian.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 20 and 23, respectively, of this Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

7

U.S. Real Estate Portfolio

Objective

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee*	0.78%	0.78%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses*	0.21%	0.21%
Total Annual Portfolio Operating Expenses*	0.99%	1.24%
Fee Waiver and/or Expense Reimbursement*	0.00%	0.00%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.99%	1.24%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class P	$126	$393	$681	$1,500

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.00% for Class I and 1.25% for Class P. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the U.S. real estate industry. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

The Adviser seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Portfolio focuses on REITs as well as REOCs that invest in a variety of property types and regions.

The Adviser's approach emphasizes bottom-up stock selection with a top-down asset allocation. The Portfolio is constructed utilizing a process that combines both bottom-up and top-down analyses. The Adviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects their decision to overweight or underweight a given property market. The Adviser generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the universe.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

8

Morgan Stanley Institutional Fund, Inc. Prospectus

Portfolio Summary

U.S. Real Estate Portfolio (Cont'd)

•  REITs and REOCs. Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio.

•  Non-Diversified Risk. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the other Class will differ because the Class has different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	(Q3 '09)	30.72%

Low Quarter	(Q4 '08)	–37.93%

Average Annual Total Returns
(for the calendar periods ended December 31, 2010)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	29.86%	3.83%	11.37%
Return after Taxes on Distributions	29.27%	–0.55%	7.40%
Return after Taxes on Distributions and Sale of Portfolio Shares	19.36%	0.84%	7.63%
Class P
Return before Taxes	29.51%	3.57%	11.07%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)[1]	27.96%	3.04%	10.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	15.06%	2.29%	1.42%
Lipper Real Estate Funds Average (reflects no deduction for taxes)[3]	27.60%	1.91%	9.64%

1  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market System. Effective December 20, 2010 the FTSE NAREIT Equity REITs Index will not include "Timber REITs." It is not possible to invest directly in an index.

2  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

3  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Class will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

9

U.S. Real Estate Portfolio (Cont'd)

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Real Estate team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	February 1995

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" section beginning on page 20 of this Prospectus.

Class I and Class P shares of the Portfolio may be purchased or sold on any day the NYSE is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Portfolio shares by wiring Federal Funds to the Custodian.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 20 and 23, respectively, of this Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

Global Real Estate Portfolio

Objective

The Global Real Estate Portfolio seeks to provide current income and capital appreciation.

The Portfolio's investment objective may be changed by the Board of Directors of the Fund without shareholder approval, but no change is anticipated. If the Portfolio's investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser and Sub-Advisers seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including REOCs, REITs and foreign real estate companies. The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Adviser's and Sub-Advisers' approach emphasizes a bottom-up stock selection with a top-down global allocation.

Process

The Adviser and Sub-Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects our decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the universe.

Under normal circumstances, at least 80% of the Portfolio's assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including REOCs, REITs and foreign real estate companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of real estate companies located throughout the world, including companies located in emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, global real estate securities, may underperform relative to other sectors or the overall market.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States.

In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur

11

Global Real Estate Portfolio (Cont'd)

separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated.

REITs and similar non-U.S. entities generally invest directly in real estate, in mortgages or in some combination of the two. REOCs and similar non-U.S. entities are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs and similar non-U.S. entities. Operating REITs and similar non-U.S. entities require specialized management skills and the Portfolio may indirectly bear management expenses along with the direct expenses of the Portfolio. Individual REITs and similar non-U.S. entities may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for the tax-free pass through of income. Foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

12

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

International Real Estate Portfolio

Objective

The International Real Estate Portfolio's investment objective is to provide current income and long-term capital appreciation.

Approach

The Adviser and Sub-Advisers seek a combination of current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). The Portfolio will invest primarily in companies located in the developed countries of Europe and Asia, but may also invest in emerging markets. The Adviser's and Sub-Advisers' approach emphasizes bottom-up stock selection with a top-down global allocation.

Process

The Adviser and Sub-Advisers actively manage the Portfolio using a combination of top-down and bottom-up methodologies. The Adviser's and Sub-Advisers' proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's and Sub-Advisers' perspective on which property markets they believe provide better relative value and growth prospects and, consequently, affects our decision to overweight or underweight a given region, sector and/or country. The Adviser and Sub-Advisers generally consider selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the universe.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the real estate industry. Such companies are located in various global markets throughout the world (excluding the United States and Canada). This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

A company is considered located outside of the United States and Canada if it (a) is not organized under the laws of the United States or Canada, (b) does not have securities which are principally traded on a U.S. or Canadian stock exchange, (c) does not derive at least 50% of its revenues from goods produced or sold, investments made, or services performed in the United States or Canada or (d) does not maintain at least 50% of its assets in the United States or Canada.

A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of real estate companies located throughout the world, including companies located in emerging market or developing countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, international real estate securities, may underperform relative to other sectors or the overall market.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries.

In addition, the Portfolio's investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not

13

International Real Estate Portfolio (Cont'd)

otherwise affect the value of the security in the issuer's home country.

Investing in foreign real estate companies exposes investors to the risks of owning real estate directly, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

In addition, the risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

14

Morgan Stanley Institutional Fund, Inc. Prospectus

Details of the Portfolios

U.S. Real Estate Portfolio

Objective

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs.

Approach

The Adviser seeks a combination of above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including REITs. The Portfolio focuses on REITs as well as REOCs that invest in a variety of property types and regions. The Adviser's approach emphasizes bottom-up stock selection with a top-down asset allocation.

Process

The Adviser actively manages the Portfolio using a combination of top-down and bottom-up methodologies. The Portfolio is constructed utilizing a process that combines both bottom-up and top-down analyses. The Adviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the Adviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects our decision to overweight/underweight a given property market. The Adviser generally considers selling a portfolio holding if the holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets or versus other securities in the universe.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies in the U.S. real estate industry. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants.

A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States if its securities are traded on a recognized stock exchange in the United States, if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in the equity securities of U.S. real estate companies. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, changing demographic patterns and government actions. In addition, at times the Portfolio's market sector, U.S. real estate securities, may underperform relative to other sectors or the overall market.

Investing in REITs and REOCs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. REOCs are entities that generally are engaged directly in real estate management or development activities. The Portfolio will invest primarily in equity REITs. Operating a REIT requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Code in order to qualify for the tax-free pass through of income.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio's performance more than if the Portfolio were diversified.

Please see "Additional Information about the Portfolios' Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

15

This section discusses additional information relating to the Portfolios' investment strategies, other types of investments that the Portfolios may make and related risk factors. The Portfolios' investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants. The Portfolios may invest in equity securities that are publicly-traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Price Volatility

The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in a Portfolio.

Real Estate Investing

Each of the Portfolios invests in companies that are mainly in the real estate industry. As a result, these companies (and, therefore, the Portfolios) will experience the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate markets. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs.

Foreign Investing

To the extent that a Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolios' securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of a Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for a Portfolio's investments in securities of issuers located in emerging market or developing countries.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgements against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Emerging Market Risks

Certain Portfolios may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or

16

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information about the Portfolios' Investment
Strategies and Related Risks

developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market and developing country securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Foreign Currency

The investments of the Portfolios generally will be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since a Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of a Portfolio's assets. The Adviser and/or Sub-Advisers may use derivatives to reduce the risk. The Adviser and/or Sub-Advisers may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Investment Discretion

In pursuing the Portfolios' investment objectives, the Adviser and/or Sub-Advisers have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Advisers in their discretion may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolios' performance.

Temporary Defensive Investments

When the Adviser and/or Sub-Advisers believe that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with a Portfolio's principal investment strategies. If the Adviser and/or Sub-Advisers incorrectly predict the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objective.

17

Investment Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2011, the Adviser, together with its affiliated asset management companies, had approximately $275.8 billion in assets under management or supervision.

Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with MSIM Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England and MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 with respect to the International Real Estate and Global Real Estate Portfolios. The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios.

Advisory Fees

For the fiscal year ended December 31, 2010, the Adviser received from each Portfolio the advisory fee (net of fee waivers and/or expense reimbursements) set forth in the table below.

Adviser's Rates of Compensation (as a percentage of average net assets)
Global Real Estate Portfolio	0.85%
International Real Estate Portfolio	0.80%
U.S. Real Estate Portfolio	0.78%

Portfolio Management

Global Real Estate Portfolio and International Real Estate Portfolio

Each Portfolio is managed by members of the Real Estate team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Portfolio are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade and Angeline Ho.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995. Mr. te Paske has been associated with the Adviser in an investment management capacity since 1997. Mr. van Kemenade has been associated with the Adviser in an investment management capacity since 1997. Ms. Ho has been associated with the Adviser in an investment management capacity since 1997.

Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

U.S. Real Estate Portfolio

The Portfolio is managed by members of the Real Estate team. The team consists of a portfolio manager and analysts. Theodore R. Bigman is the Portfolio's portfolio manager and is primarily responsible for the day-to-day management of the Portfolio.

Mr. Bigman has been associated with the Adviser in an investment management capacity since 1995.

Mr. Bigman is supported by a team of six research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks and direct the implementation of investment strategy.

18

Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Portfolio Management (Cont'd)

Additional Information

The Portfolios' SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.

The composition of each team may change from time to time.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement and the Sub-Advisory Agreements is available in the Fund's Semiannual Report to Shareholders for the period ended June 30, 2010.

19

Shareholder Information

Share Class

This Prospectus offers Class I, Class P, Class H and Class L shares of the Global Real Estate Portfolio and Class I and Class P shares of each of the International Real Estate Portfolio and U.S. Real Estate Portfolio. Neither Class I shares, Class P shares nor Class L shares are subject to a sales charge, and Class I shares are not subject to a shareholder services fee. Both Class I and Class P shares generally require investments in minimum amounts that are substantially higher than Class H and Class L shares.

Distribution of Portfolio Shares

Morgan Stanley Distribution is the exclusive Distributor of Class I and Class P shares of each Portfolio and Class H and Class L shares of the Global Real Estate Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class I shares of the Portfolios. The Fund has adopted a Shareholder Services Plan with respect to the Class P shares of each Portfolio, a Shareholder Services Plan with respect to the Class H shares of the Global Real Estate Portfolio and a Distribution and Shareholder Services Plan with respect to the Class L shares of the Global Real Estate Portfolio (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of the Class P shares on an annualized basis, and the Global Real Estate Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class H shares and Class L shares on an annualized basis and a distribution fee of up to 0.50% of the average daily net assets of the Class L shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class P, Class H and Class L shares. Such fees relate solely to the Class P, Class H and Class L shares and will reduce the net investment income and total return of the Class P, Class H and Class L shares, respectively.

The Adviser and/or Distributor may pay compensation to certain brokers or other service providers in connection with the sale, distribution, marketing and retention of a Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value ("NAV") or the price of a Portfolio's shares. For more information, please see the Portfolios' SAI.

About Net Asset Value

The NAV per share of a class of shares of a Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, each Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser and/or Sub-Advisers determine that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. To the extent a Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, the Portfolio's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Portfolio's investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class I and Class P shares of each Portfolio and Class H and Class L shares of the Global Real Estate Portfolio at the NAV next determined for the class after receipt of your order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolios as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's securities is available in the Portfolios' SAI.

How To Purchase Class I, Class P and Class L Shares

You may purchase Class I, Class P and Class L shares of the applicable Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolios are open for business.

20

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Investors purchasing Class I, Class P and Class L shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class I, Class P or Class L shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $5,000,000 for Class I shares, and $1,000,000 for Class P shares of the Portfolios and $25,000 for Class L shares of the Global Real Estate Portfolio. The minimum initial investment will be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans (with plan assets of at least $5 million for Class I and Class P shares) investing directly with the Fund; retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities (with at least $5 million of investable assets for Class I and Class P shares) investing directly with the Fund; certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; the independent Directors of the Fund; and, with respect to Class I and Class P shares only, clients who owned Portfolio shares as of December 31, 2007. If the value of your account falls below the minimum initial investment amount for Class I, Class P or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company Inc. ("Morgan Stanley Services"), the Fund's transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem Class I, Class P and Class L shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing Class I, Class P and Class L shares by wire.

Initial Purchase by Wire

You may purchase Class I, Class P and Class L shares of each Portfolio, as applicable, by wiring Federal Funds (monies credited by a Federal Reserve Bank) to the Custodian. You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional Class I, Class P and Class L shares for your account at any time by purchasing shares at NAV by any of the methods described above. For additional purchases directly from the Fund, your account name, account number, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

How To Purchase Class H Shares

Class H shares of the Global Real Estate Portfolio may be purchased by contacting your authorized financial representative who will assist you, step-by-step, with the procedures to invest in Class H shares.

Class H shares are available to investors with a minimum investment of $25,000. If the value of your account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, your account may be subject to involuntary redemption. You will be notified prior to any such redemptions.

Class H shares are subject to a sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over. Class H shares are subject to a monthly shareholder services fee at an annual rate of 0.25% of the Global Real Estate Portfolio's average daily net assets attributable to Class H shares.

21

Shareholder Information (Cont'd)

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class H shares of the Global Real Estate Portfolio, by combining, in a single transaction, your purchase with purchases of Class H shares of the Global Real Estate Portfolio by the following related accounts:

•  A single account (including an individual, trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21).

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class H shares are not subject to a front-end sales charge for accounts of employees of Morgan Stanley and its subsidiaries, such persons' family members (limited to spouse, and children under the age of 21) and trust accounts for which any such person is a beneficiary.

Combined Purchase Privilege

You will have the benefit of reduced sales charges by combining purchases of Class H shares of the Global Real Estate Portfolio for any related account in a single transaction with purchases of Class H shares of another portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

•  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An IRA and single participant retirement account (such as a Keogh).

•  An UGMA/UTMA account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative net asset value of Class H shares of the Global Real Estate Portfolio purchased in a single transaction, together with the net asset value of all Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification

You must notify your authorized financial representative at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney LLC ("Morgan Stanley Smith Barney") or your authorized financial representative or the Fund's transfer agent, Morgan Stanley Services, does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your authorized financial representative of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust held in all related accounts described above at your authorized financial representative, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class H shares of a portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund Trust within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude

22

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

the Global Real Estate Portfolio from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of other Class H shares which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of Class H shares of other portfolios of the Fund or of other Morgan Stanley Institutional Funds you currently own acquired in exchange for shares of other portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund Trust purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the period referenced above. You should retain any records necessary to substantiate historical costs because the Fund, Morgan Stanley Services and your authorized financial representative may not maintain this information. You can obtain a Letter of Intent by contacting your authorized financial representative. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Additional Investments

You may purchase additional Class H shares for your account at any time by purchasing shares at NAV, plus any applicable sales charge.

Order Processing Fees

Your financial intermediary may charge processing or other fees in connection with the purchase or sale of Class H shares. For example, the Morgan Stanley channel of Morgan Stanley Smith Barney charges clients an order processing fee of $6.00 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems Class H shares of the Global Real Estate Portfolio. Please consult your authorized financial representative for more information regarding any such fee.

General

Class I, Class P, Class H and Class L shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value, taking into account any applicable sales charge.

To help the Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Other Transaction Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolios or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving the Portfolios may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Class I, Class P and Class L Shares

You may redeem Class I, Class P and Class L shares of a Portfolio, as applicable, by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class I, Class P and Class L shares of a Portfolio, as applicable, will be redeemed at the NAV next determined after we receive your redemption request in good order.

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a)  A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b)  The share certificates, if issued;

(c)  Any required signature guarantees; and

(d)  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

23

Shareholder Information (Cont'd)

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of Class I, Class P and Class L shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be wired to you. You cannot redeem Class I, Class P and Class L shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but may take up to seven days. However, if you purchased Class I, Class P and Class L shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Class I and Class P shares of the International Real Estate Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the International Real Estate Portfolio. The redemption fee is designed to protect the International Real Estate Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange Class I, Class P and Class L shares, as applicable, of a Portfolio, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the International Real Estate Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in a Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange Class I, Class P and Class L shares for the same class of shares of other available portfolios of the Fund and available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to Morgan Stanley Services by mail to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for Class I, Class P or Class L shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be

24

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of International Real Estate Portfolio shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

How To Redeem Class H Shares

You may redeem Class H shares of the Global Real Estate Portfolio by contacting your authorized financial representative. The value of Class H shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class H shares of the Global Real Estate Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days.

If we determine that it is in the best interest of the Fund or the Global Real Estate Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange Class H shares of the Global Real Estate Portfolio for Class H shares of other available portfolios of the Fund. In addition, you may exchange Class H shares for Class H shares of available portfolios of Morgan Stanley Institutional Fund Trust. Not all portfolios of the Fund or of Morgan Stanley Institutional Fund Trust offer Class H shares. Your ability to exchange Class H shares may therefore be limited. A front-end sales charge (load) is not imposed on exchanges of Class H shares. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase, except that it will not be subject to a front-end sales charge. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of the International Real Estate Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described above. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of a Portfolio, which may include, among other things, diluting the value of a Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, a Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which a Portfolio's securities trade and the time the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day, when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

25

Shareholder Information (Cont'd)

The Fund's policies with respect to purchases, exchanges and redemptions of Portfolio shares are described in the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares," "Shareholder Information—How To Purchase Class H Shares," "Shareholder Information—Other Transaction Information," "Shareholder Information—How To Redeem Class I, Class P and Class L Shares" and "Shareholder Information—How To Redeem Class H Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Portfolio shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Portfolio by the Financial Intermediary's customers and to collect the International Real Estate Portfolio's redemption fee from its customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Dividends and Distributions

The Global Real Estate Portfolio's and International Real Estate Portfolio's policy is to distribute to shareholders substantially all of their net investment income, if any, in the form of an annual dividend and to distribute net realized capital gains, if any, at least annually.

The U.S. Real Estate Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of quarterly dividends and to distribute net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

Taxes

The dividends and distributions you receive from a Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2013, dividends paid by a Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to individual shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders.

Dividends paid by the Portfolio not attributable to "qualified dividends" received by a Portfolio, including distributions of short-term capital gains, will generally be taxed at normal tax rates applicable to ordinary income. Generally, dividends paid by REITs will be comprised of investment income, long-term capital gains and returns of capital, each of which may be passed on to shareholders of the Fund. "Qualified dividends" may include dividends distributed by certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) before January 1, 2013, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect after December 31, 2012. A Portfolio may be able to pass through to you a credit for foreign income taxes it pays.

The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of a Portfolio for shares of another

26

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

The Fund currently consists of the following portfolios:

U.S. Equity

Advantage Portfolio
Focus Growth Portfolio
Growth Portfolio
Opportunity Portfolio
Small Company Growth Portfolio*
U.S. Real Estate Portfolio

Global and International Equity

Active International Allocation Portfolio
Asian Equity Portfolio
Emerging Markets Portfolio

Global Advantage Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Opportunity Portfolio
Global Real Estate Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
International Small Cap Portfolio
Select Global Infrastructure Portfolio

Fixed Income

Emerging Markets Debt Portfolio

  *  Portfolio is currently closed to new investors

27

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class P, Class H and Class L shares of each Portfolio, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolios are based on the average net assets of such Portfolio for each of the periods listed in the tables. To the extent that a Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP's report, along with the Portfolios' financial statements, are incorporated by reference into the Portfolios' SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report to Shareholders and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

Global Real Estate Portfolio

	Class I
	Year Ended December 31,						Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$7.47		$5.49		$10.04	$11.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.19		0.14		0.16	0.18	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.31		2.11		(4.67)	(1.09)	1.66
Total from Investment Operations	1.50		2.25		(4.51)	(0.91)	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.27)		(0.02)	(0.40)	(0.13)
Net Realized Gain	—		—		(0.02)	(0.21)	(0.03)
Total Distributions	(0.19)		(0.27)		(0.04)	(0.61)	(0.16)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$8.78		$7.47		$5.49	$10.04	$11.56
Total Return++	20.22%		41.04%		(45.00)%	(7.87)%	17.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,215,881		$638,744		$473,459	$632,737	$238,647
Ratio of Expenses to Average Net Assets (1)	1.01	%+††	1.01	%+	1.05%+	1.02%+	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.01	%+††	1.01	%+	1.04%+	1.02%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.43	%+††	2.31	%+	1.92%+	1.55%+	1.53	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	18%		59%		40%	39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A	N/A	1.15	%*
Net Investment Income to Average Net Assets	N/A		N/A		N/A	N/A	1.43	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

28

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Real Estate Portfolio

	Class P
	Year Ended December 31,							Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$7.44		$5.47		$10.02		$11.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.13		0.16		0.16	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.30		2.09		(4.68)		(1.11)	1.67
Total from Investment Operations	1.47		2.22		(4.52)		(0.95)	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.25)		(0.01)		(0.38)	(0.12)
Net Realized Gain	—		—		(0.02)		(0.21)	(0.03)
Total Distributions	(0.17)		(0.25)		(0.03)		(0.59)	(0.15)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$8.74		$7.44		$5.47		$10.02	$11.56
Total Return++	19.90%		40.66%		(45.15)%		(8.15)%	17.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,812		$52,663		$44,555		$13,187	$116
Ratio of Expenses to Average Net Assets (1)	1.26	%+††	1.26	%+	1.30	%+	1.27%+	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+††	1.26	%+	1.29	%+	1.27%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.18	%+††	2.08	%+	2.32	%+	1.39%+	1.07	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	18%		59%		40%		39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.32	%+	N/A	1.41	%*
Net Investment Income to Average Net Assets	N/A		N/A		2.30	%+	N/A	0.96	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

29

Global Real Estate Portfolio

	Class H
	Year Ended December 31,				Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$7.43		$5.47		$9.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.13		0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.29		2.08		(4.57)
Total from Investment Operations	1.47		2.21		(4.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.25)		—
Net Realized Gain	—		—		(0.02)
Total Distributions	(0.18)		(0.25)		(0.02)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$8.72		$7.43		$5.47
Total Return++	19.96%		40.59%		(44.88	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,381		$607		$391
Ratio of Expenses to Average Net Assets (1)	1.26	%+††	1.26	%+	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+††	1.26	%+	1.29	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.18	%+††	2.03	%+	1.42	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.70	%+*
Net Investment Income to Average Net Assets	N/A		N/A		1.42	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

30

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,				Period from June 16, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$7.35		$5.43		$9.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.08		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.28		2.08		(4.05)
Total from Investment Operations	1.41		2.16		(4.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.24)		—
Net Realized Gain	—		—		(0.02)
Total Distributions	(0.14)		(0.24)		(0.02)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$8.62		$7.35		$5.43
Total Return++	19.26%		39.91%		(42.45	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,043		$1,603		$261
Ratio of Expenses to Average Net Assets (1)	1.76	%+††	1.76	%+	1.81	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.76	%+††	1.76	%+	1.80	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.68	%+††	1.23	%+	1.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.84	%+*
Net Investment Income to Average Net Assets	N/A		N/A		1.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

31

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$17.80		$12.59		$25.30		$34.82	$23.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.69		0.44		0.56		0.69	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.98		5.40		(13.15)		(6.79)	12.78
Total from Investment Operations	1.67		5.84		(12.59)		(6.10)	13.13
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.63)		—		(1.77)	(0.85)
Net Realized Gain	—		—		(0.12)		(1.65)	(1.09)
Total Distributions	(0.62)		(0.63)		(0.12)		(3.42)	(1.94)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.85		$17.80		$12.59		$25.30	$34.82
Total Return++	9.51%		46.54%		(49.95)%		(17.59)%	56.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$397,514		$463,649		$427,148		$1,053,018	$1,125,569
Ratio of Expenses to Average Net Assets (1)	0.98	%+††	0.93	%+	0.95	%+	0.94%+	0.95%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.93	%+	0.94	%+	0.94%+	0.95%
Ratio of Net Investment Income to Average Net Assets (1)	3.97	%+††	3.04	%+	2.68	%+	2.10%+	1.19%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	64%		56%		54%		55%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.97	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		N/A		2.66	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

32

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

International Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$17.77		$12.58		$25.33		$34.83	$23.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.39		0.63		0.58	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.98		5.39		(13.26)		(6.74)	12.77
Total from Investment Operations	1.62		5.78		(12.63)		(6.16)	13.06
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.59)		—		(1.69)	(0.82)
Net Realized Gain	—		—		(0.12)		(1.65)	(1.09)
Total Distributions	(0.56)		(0.59)		(0.12)		(3.34)	(1.91)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.83		$17.77		$12.58		$25.33	$34.83
Total Return++	9.26%		46.08%		(50.05)%		(17.76)%	55.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,547		$8,429		$9,141		$97,800	$97,951
Ratio of Expenses to Average Net Assets (1)	1.23	%+††	1.18	%+	1.19	%+	1.19%+	1.20%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.23	%+††	1.18	%+	1.19	%+	1.19%+	1.20%
Ratio of Net Investment Income to Average Net Assets (1)	3.72	%+††	2.74	%+	2.66	%+	1.76%+	0.94%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	64%		56%		54%		55%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.22	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		N/A		2.64	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

33

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.18		$8.87		$15.75		$28.24	$23.41
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.23		0.31		0.33	0.42
Net Realized and Unrealized Gain (Loss) on Investments	3.02		2.30		(5.84)		(4.87)	8.44
Total from Investment Operations	3.32		2.53		(5.53)		(4.54)	8.86
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.22)		(0.31)		(0.50)	(0.49)
Net Realized Gain	—		—		(1.04)		(7.45)	(3.54)
Total Distributions	(0.17)		(0.22)		(1.35)		(7.95)	(4.03)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$14.33		$11.18		$8.87		$15.75	$28.24
Total Return++	29.86%		29.65%		(38.07)%		(16.63)%	38.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$855,474		$584,820		$448,897		$911,819	$1,635,926
Ratio of Expenses to Average Net Assets (1)	0.99	%+††	0.99	%+	0.95	%+	0.90%+	0.87%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.96	%+	0.91	%+	0.88%+	0.87%
Ratio of Net Investment Income to Average Net Assets (1)	2.34	%+††	2.70	%+	2.19	%+	1.23%+	1.55%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	41%		30%		38%		38%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.00	%+	0.96	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.69	%+	2.18	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

34

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

U.S. Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.99		$8.73		$15.53		$27.96	$23.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.21		0.28		0.27	0.37
Net Realized and Unrealized Gain (Loss) on Investments	2.96		2.25		(5.77)		(4.82)	8.34
Total from Investment Operations	3.22		2.46		(5.49)		(4.55)	8.71
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.20)		(0.27)		(0.43)	(0.42)
Net Realized Gain	—		—		(1.04)		(7.45)	(3.54)
Total Distributions	(0.14)		(0.20)		(1.31)		(7.88)	(3.96)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$14.07		$10.99		$8.73		$15.53	$27.96
Total Return++	29.51%		29.31%		(38.26)%		(16.80)%	38.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,321		$116,164		$95,828		$171,578	$268,537
Ratio of Expenses to Average Net Assets (1)	1.24	%+††	1.24	%+	1.20	%+	1.15%+	1.12%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.23	%+††	1.21	%+	1.16	%+	1.13%+	1.12%
Ratio of Net Investment Income to Average Net Assets (1)	2.09	%+††	2.45	%+	2.05	%+	1.02%+	1.37%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	41%		30%		38%		38%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.25	%+	1.21	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.44	%+	2.04	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

35

The page has been left blank intentionally

The page has been left blank intentionally

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated April 29, 2011, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes Annual and Semiannual Reports to Shareholders ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising each of the Portfolios, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the Statement of Additional Information and Shareholder Reports may be obtained from the Commission in any of the following ways:

(1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund, Inc.
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-05624.

MSIREUIPRO-0411

[Insert Class H/L Prospectus of MSIF—U.S. Real Estate Portfolio dated August 23, 2011]

TO COME

Exhibit C

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global and International
Equity Portfolios

Active International Allocation
Portfolio

Asian Equity Portfolio

Emerging Markets Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Opportunity Portfolio
(formerly Global Growth Portfolio)

Global Real Estate Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

International Small Cap Portfolio

Select Global Infrastructure Portfolio

U.S. Equity Portfolios

Advantage Portfolio

Capital Growth Portfolio

Focus Growth Portfolio

Opportunity Portfolio
(formerly Equity Growth Portfolio)

Small Company Growth Portfolio

U.S. Real Estate Portfolio

Fixed Income Portfolio

Emerging Markets Debt Portfolio

Annual
Report

December 31, 2010

2010 Annual Report

December 31, 2010

Shareholders' Letter	2

Investment Advisory Agreement Approval	3

Performance Summary	6

Expense Examples	8

Investment Overview and Portfolios of Investments

Global and International Equity Portfolios:

Active International Allocation Portfolio	11

Asian Equity Portfolio	25

Emerging Markets Portfolio	28

Global Advantage Portfolio	35

Global Discovery Portfolio	37

Global Franchise Portfolio	39

Global Opportunity Portfolio (formerly Global Growth Portfolio)	42

Global Real Estate Portfolio	47

International Advantage Portfolio	53

International Equity Portfolio	56

International Opportunity Portfolio	61

International Real Estate Portfolio	65

International Small Cap Portfolio	70

Select Global Infrastructure Portfolio	77

U.S. Equity Portfolios:

Advantage Portfolio	82

Capital Growth Portfolio	87

Focus Growth Portfolio	91

Opportunity Portfolio (formerly Equity Growth Portfolio)	95

Small Company Growth Portfolio	100

U.S. Real Estate Portfolio	105

Fixed Income Portfolio:

Emerging Markets Debt Portfolio	110

Statements of Assets and Liabilities	115

Statements of Operations	127

Statements of Changes in Net Assets	133

Financial Highlights	151

Notes to Financial Statements	215

Report of Independent Registered Public Accounting Firm	230

Federal Income Tax Information	231

U.S. Privacy Policy	233

Director and Officer Information	236

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

2010 Annual Report

December 31, 2010

Shareholders' Letter

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2010. Our Fund currently offers 21 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Sara Furber
President and Principal Executive Officer

January 2011

2

2010 Annual Report

December 31, 2010 (unaudited)

Investment Advisory Agreement Approval

Select Global Infrastructure, Asian Equity, Global Advantage, Global Discovery and International Advantage Portfolios ("Portfolios")

At the organizational meeting of the Portfolios, the Board of Directors, including the independent Directors, considered the following factors in approving the Investment Advisory Agreement with respect to the Portfolios:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.")

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolios to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolios currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolios under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by Lipper, Inc., and reviewed the anticipated total expense ratios of the Portfolios. The Board considered that the Portfolios require the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolios and concluded that the proposed management fee rates and anticipated total expense ratios would be competitive with their peer group averages.

Economies of Scale

The Board considered the growth prospects of the Portfolios and the structure of the proposed management fee schedules, which include breakpoints for each of the Portfolios except Select Global Infrastructure. The Board considered that the Portfolios' potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

3

2010 Annual Report

December 31, 2010 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolios' and their future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

4

(This Page has been left blank intentionally.)

2010 Annual Report

December 31, 2010 (unaudited)

Performance Summary

	Inception Dates				One Year Total Return						Five Years Average Annual Total Return						Ten Years Average Annual Total Return						Since Inception Average Annual Total Return*
	Class I	Class P	Class H	Class L	Class I	Class P	Class H	Class L	Index		Class I	Class P	Class H	Class L	Index		Class I	Class P	Class H	Class L	Index		Class I	Index	Class P	Index	Class H	Index	Class L	Index
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	—	—	8.95%	8.69%	—%	—%	7.75%	(1)	3.84%	3.57%	—%	—%	2.46%	(1)	4.46%	4.19%	—%	—%	3.50%	(1)	6.53%	5.80%	5.76%	4.70%	—%	—%	—%	—%	(1)
Asian Equity	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(2)	—	—	—	—	—	(2)	—	—	—	—	—	(2)	1.90	2.10	1.90	2.10	1.90	2.10	1.90	2.10	(2)
Emerging Markets	9/25/92	1/2/96	—	—	18.49	18.20	—	—	18.88	(3)	11.34	11.06	—	—	12.78	(3)	14.78	14.49	—	—	15.89	(3)	10.42	10.16	9.49	8.73	—	—	—	—	(3)
Global Advantage	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(4)	—	—	—	—	—	(4)	—	—	—	—	—	(4)	0.10	0.63	0.10	0.63	0.10	0.63	0.10	0.63	(4)
Global Discovery	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(4)	—	—	—	—	—	(4)	—	—	—	—	—	(4)	–0.30	0.63	–0.30	0.63	–0.30	0.63	–0.30	0.63	(4)
Global Franchise	11/28/01	11/28/01	—	—	14.07	13.83	—	—	11.76	(5)	6.99	6.72	—	—	2.43	(5)	—	—	—	—	—	(5)	11.02	4.84	10.72	4.84	—	—	—	—	(5)
Global Opportunity	5/30/08	5/21/10	5/30/08	5/30/08	29.10	—	28.83	28.49	12.67	(4)	—	—	—	—	—	(4)	—	—	—	—	—	(4)	5.99	–3.93	34.11	21.88	5.77	–3.93	5.65	–3.93	(4)
Global Real Estate	8/30/06	8/30/06	1/2/08	6/16/08	20.22	19.90	19.96	19.26	20.17	(6)	—	—	—	—	—	(6)	—	—	—	—	—	(6)	0.16	–1.41	–0.12	–1.41	–2.41	–4.65	–1.58	–2.86	(6)
International Advantage	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(7)	—	—	—	—	—	(7)	—	—	—	—	—	(7)	–0.10	1.10	–0.10	1.10	–0.10	1.10	–0.10	1.10	(7)
International Equity	8/4/89	1/2/96	—	—	6.08	5.78	—	—	7.75	(1)	3.02	2.76	—	—	2.46	(1)	5.48	5.23	—	—	3.50	(1)	9.36	4.44	8.43	4.70	—	—	—	—	(1)
International Opportunity	3/31/10	3/31/10	3/31/10	3/31/10	—	—	—	—	—	(7)	—	—	—	—	—	(7)	—	—	—	—	—	(7)	20.70	9.42	20.40	9.42	20.40	9.42	20.00	9.42	(7)
International Real Estate	10/1/97	10/1/97	—	—	9.51	9.26	—	—	14.55	(8)	0.65	0.41	—	—	2.58	(8)	11.14	10.86	—	—	9.67	(8)	9.23	6.36	8.96	6.36	—	—	—	—	(8)
International Small Cap	12/15/92	10/21/08	—	—	15.72	15.41	—	—	22.04	(9)	1.04	—	—	—	2.81	(9)	7.97	—	—	—	9.23	(9)	10.00	6.23	19.94	27.84	—	—	—	—	(9)
Select Global Infrastructure	9/20/10	9/20/10	9/20/10	9/20/10	—	—	—	—	—	(10)	—	—	—	—	—	(10)	—	—	—	—	—	(10)	4.94	6.06	4.86	6.06	4.86	6.06	4.72	6.06	(10)
U.S. Equity Portfolios:
Advantage	6/30/08	5/21/10	6/30/08	6/30/08	20.23	—	20.05	20.39	16.71	(11)	—	—	—	—	—	(11)	—	—	—	—	—	(11)	4.49	3.27	21.01	19.79	4.26	3.27	4.27	3.27	(11)
Capital Growth	4/2/91	1/2/96	—	—	23.11	22.79	—-	—	16.71	(11)	4.81	4.57	—	—	3.75	(11)	2.07	1.82	—	—	0.02	(11)	9.36	7.44	7.53	5.68	—	—	—	—	(11)
Focus Growth	3/8/95	1/2/96	—	—	28.23	27.86	—	—	16.71	(11)	5.92	5.64	—	—	3.75	(11)	2.87	2.61	—	—	0.02	(11)	11.05	7.16	8.84	5.68	—	—	—	—	(11)
Opportunity	8/12/05	5/21/10	5/28/98	5/28/98	19.64	—	19.30	18.57	16.71	(11)	6.47	—	6.20	5.41	3.75	(11)	—	—	2.20	1.50	0.02	(11)	7.94	4.01	25.23	19.79	4.03	1.83	3.31	1.83	(11)
Small Company Growth	11/1/89	1/2/96	—	—	27.20	26.86	—	—	29.09	(12)	4.76	4.47	—	—	5.30	(12)	5.32	5.06	—	—	3.78	(12)	11.40	6.86	10.33	4.88	—	—	—	—	(12)
U.S. Real Estate	2/24/95	1/2/96	—	—	29.86	29.51	—	—	27.96	(13)	3.83	3.57	—	—	3.04	(13)	11.37	11.07	—	—	10.77	(13)	13.16	10.92	12.16	10.55	—	—	—	—	(13)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	1/2/08	6/16/08	15.07	14.88	14.86	14.18	15.68	(14)	8.18	7.89	—	—	9.44	(14)	11.26	11.00	—	—	10.84	(14)	10.42	10.54	10.76	11.71	8.18	10.04	8.69	11.62	(14)

2010 Annual Report

December 31, 2010 (unaudited)

Performance Summary (cont'd)

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Returns do not reflect the deduction of any applicable sales charges for Class H shares. Such costs would lower performance. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

* Returns for periods less than one year are not annualized.

Indices:

  (1)  MSCI EAFE (Europe, Australasia, Far East) Index

  (2)  MSCI All Country Asia Ex-Japan Index

  (3)  MSCI Emerging Markets Net Index

  (4)  MSCI All Country World Index

  (5)  MSCI World Index

  (6)  FTSE EPRA/NAREIT Developed Real Estate (Net) Index

  (7)  MSCI All Country World Index ex U.S. Index

  (8)  FTSE EPRA/NAREIT Developed ex-North America Real Estate Index

  (9)  MSCI EAFE Small Cap Total Return Index

  (10)  Dow Jones Brookfield Global Infrastructure IndexSM

  (11)  Russell 1000® Growth Index

  (12)  Russell 2000® Growth Index

  (13)  FTSE NAREIT Equity REITs Index

  (14)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index

2010 Annual Report

December 31, 2010 (unaudited)

Expense Examples

Expense Examples

As a shareholder of a Portfolio, you may incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including management fees, shareholder servicing and distribution fees (in the case of Class P, Class H and Class L) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expenses are calculated using each Fund's annualized expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

2010 Annual Report

December 31, 2010 (unaudited)

Expense Examples (cont'd)

Portfolio	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,256.30	$1,021.17	$4.55		$4.08	0.80%
Active International Allocation Portfolio Class P	1,000.00	1,255.00	1,019.91	5.97		5.35	1.05
Asian Equity Portfolio Class I	1,000.00	1,019.00	1,000.39	0.16	+	0.16	1.45
Asian Equity Portfolio Class P	1,000.00	1,019.00	1,000.36	0.19	+	0.19	1.70
Asian Equity Portfolio Class H	1,000.00	1,019.00	1,000.36	0.19	+	0.19	1.70
Asian Equity Portfolio Class L	1,000.00	1,019.00	1,000.31	0.24	+	0.24	2.20
Emerging Markets Portfolio Class I	1,000.00	1,267.20	1,017.85	8.34		7.43	1.46
Emerging Markets Portfolio Class P	1,000.00	1,266.00	1,016.59	9.77		8.69	1.71
Global Advantage Portfolio Class I	1,000.00	1,001.00	1,000.41	0.14	+	0.14	1.30
Global Advantage Portfolio Class P	1,000.00	1,001.00	1,000.38	0.17	+	0.17	1.55
Global Advantage Portfolio Class H	1,000.00	1,001.00	1,000.38	0.17	+	0.17	1.55
Global Advantage Portfolio Class L	1,000.00	1,001.00	1,000.32	0.22	+	0.22	2.05
Global Discovery Portfolio Class I	1,000.00	997.00	1,000.40	0.15	+	0.15	1.35
Global Discovery Portfolio Class P	1,000.00	997.00	1,000.37	0.18	+	0.18	1.60
Global Discovery Portfolio Class H	1,000.00	997.00	1,000.37	0.18	+	0.18	1.60
Global Discovery Portfolio Class L	1,000.00	997.00	1,000.32	0.23	+	0.23	2.10
Global Franchise Portfolio Class I	1,000.00	1,177.40	1,020.21	5.43		5.04	0.99
Global Franchise Portfolio Class P	1,000.00	1,176.30	1,018.95	6.80		6.31	1.24
Global Opportunity Portfolio Class I	1,000.00	1,328.00	1,019.36	6.81		5.90	1.16
Global Opportunity Portfolio Class P	1,000.00	1,328.70	1,018.00	8.39		7.27	1.43
Global Opportunity Portfolio Class H	1,000.00	1,328.30	1,018.25	8.10		7.02	1.38
Global Opportunity Portfolio Class L	1,000.00	1,329.50	1,016.59	10.04		8.69	1.71
Global Real Estate Portfolio Class I	1,000.00	1,256.00	1,020.16	5.69		5.09	1.00
Global Real Estate Portfolio Class P	1,000.00	1,254.70	1,018.90	7.10		6.36	1.25
Global Real Estate Portfolio Class H	1,000.00	1,255.30	1,018.90	7.11		6.36	1.25
Global Real Estate Portfolio Class L	1,000.00	1,252.30	1,016.38	9.93		8.89	1.75
International Advantage Portfolio Class I	1,000.00	999.00	1,000.41	0.14	+	0.14	1.25
International Advantage Portfolio Class P	1,000.00	999.00	1,000.38	0.16	+	0.16	1.50
International Advantage Portfolio Class H	1,000.00	999.00	1,000.38	0.16	+	0.16	1.50
International Advantage Portfolio Class L	1,000.00	999.00	1,000.33	0.22	+	0.22	2.00
International Equity Portfolio Class I	1,000.00	1,206.30	1,020.42	5.28		4.84	0.95
International Equity Portfolio Class P	1,000.00	1,203.70	1,019.16	6.67		6.11	1.20
International Opportunity Portfolio Class I	1,000.00	1,289.50	1,019.41	6.64		5.85	1.15
International Opportunity Portfolio Class P	1,000.00	1,287.70	1,018.15	8.07		7.12	1.40
International Opportunity Portfolio Class H	1,000.00	1,287.70	1,018.15	8.07		7.12	1.40
International Opportunity Portfolio Class L	1,000.00	1,284.80	1,015.63	10.94		9.65	1.90
International Real Estate Portfolio Class I	1,000.00	1,296.00	1,020.27	5.67		4.99	0.98
International Real Estate Portfolio Class P	1,000.00	1,294.40	1,019.00	7.11		6.26	1.23
International Small Cap Portfolio Class I	1,000.00	1,289.70	1,019.41	6.64		5.85	1.15
International Small Cap Portfolio Class P	1,000.00	1,287.70	1,018.15	8.07		7.12	1.40
Select Global Infrastructure Portfolio Class I	1,000.00	1,049.40	1,010.89	3.30	++	3.23	1.14
Select Global Infrastructure Portfolio Class P	1,000.00	1,048.60	1,010.19	4.02	++	3.94	1.39
Select Global Infrastructure Portfolio Class H	1,000.00	1,048.60	1,010.19	4.02	++	3.94	1.39
Select Global Infrastructure Portfolio Class L	1,000.00	1,047.20	1,008.78	5.46	++	5.36	1.89
Advantage Portfolio Class I	1,000.00	1,193.00	1,013.30	3.74	+++	3.43	1.02
Advantage Portfolio Class P	1,000.00	1,191.60	1,012.43	4.72	+++	4.34	1.29
Advantage Portfolio Class H	1,000.00	1,191.30	1,012.47	4.65	+++	4.27	1.27
Advantage Portfolio Class L	1,000.00	1,192.00	1,013.17	3.88	+++	3.57	1.06
Capital Growth Portfolio Class I	1,000.00	1,313.10	1,021.42	4.37		3.82	0.75
Capital Growth Portfolio Class P	1,000.00	1,311.70	1,020.16	5.83		5.09	1.00
Focus Growth Portfolio Class I	1,000.00	1,357.80	1,020.16	5.94		5.09	1.00
Focus Growth Portfolio Class P	1,000.00	1,355.20	1,018.90	7.42		6.36	1.25
Opportunity Portfolio Class I	1,000.00	1,278.80	1,021.58	4.14		3.67	0.72
Opportunity Portfolio Class P	1,000.00	1,277.50	1,020.32	5.57		4.94	0.97

2010 Annual Report

December 31, 2010 (unaudited)

Expense Examples (cont'd)

Portfolio	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Opportunity Portfolio Class H	$1,000.00	$1,277.20	$1,020.32	$5.57	$4.94	0.97%
Opportunity Portfolio Class L	1,000.00	1,273.70	1,017.80	8.42	7.48	1.47
Small Company Growth Portfolio Class I	1,000.00	1,359.90	1,019.91	6.25	5.35	1.05
Small Company Growth Portfolio Class P	1,000.00	1,356.90	1,018.65	7.72	6.61	1.30
U.S. Real Estate Portfolio Class I	1,000.00	1,223.00	1,020.11	5.66	5.14	1.01
U.S. Real Estate Portfolio Class P	1,000.00	1,221.20	1,018.85	7.05	6.41	1.26
Emerging Markets Debt Portfolio Class I	1,000.00	1,111.10	1,021.02	4.42	4.23	0.83
Emerging Markets Debt Portfolio Class P	1,000.00	1,110.60	1,019.76	5.75	5.50	1.08
Emerging Markets Debt Portfolio Class H	1,000.00	1,109.70	1,019.76	5.74	5.50	1.08
Emerging Markets Debt Portfolio Class L	1,000.00	1,107.10	1,017.24	8.39	8.03	1.58

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 4/365 (to reflect the actual days in the period).

++  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 103/365 (to reflect the actual days in the period).

+++  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 122/365 (to reflect the actual days in the period).

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Active International Allocation Portfolio

The Active International Allocation Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 8.95%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 7.75%.

Factors Affecting Performance

•  For the year ended December 31, 2010, international equities were up nearly 8%, as measured by the MSCI EAFE Index. The emerging markets (up 19%) and Asia ex-Japan (up 17%) led performance, followed by the U.S. and Japan (each up 15%). Europe lagged, with a gain of 4%. On a sector basis within the MSCI EAFE Index, industrials (up 21%) and materials (up 18%) were among the top performers, boosted by the rise in commodity prices during the year. The economically sensitive consumer discretionary (up 20%) and technology (up 15%) sectors also advanced strongly. Financials and utilities declined during the period, down 2% and 5%, respectively. The yen had the strongest move against the U.S. dollar, up 15%, while the British pound and euro fell 3% and 7%, respectively.

•  The Portfolio outperformed the Index for the period under review. For the year, emerging markets and cyclical sectors — primarily materials and energy — contributed to performance. However, an allocation to Japan detracted as did the underweights to the U.K. and consumer discretionary. The underweight to Europe was positive and within Europe, the Portfolio was overweight in Germany and underweight peripheral countries such as Ireland, Italy, Portugal, Greece and Spain.

Management Strategies

•  Entering 2011, we believe there is a good case for the continuation of the global business cycle based on improving business survey (global PMIs), an uptick in corporate credit and spending, along with significant policy support from the U.S. Federal Reserve and the Obama administration/newly seated Congress. Equity valuations look only moderately expensive based on trailing earnings and roughly in line with their long-term averages based on forward or normalized earnings. On historic price-to-book multiples, global equities look a bit more expensive, indicating to us that the high level of corporate profitability has at least in part been priced in. While we are worried, like many investors, about a short-term pull back from the fourth quarter run-up, commodity price inflation, and continued eurozone sovereign credit tensions, we basically believe (and hope) that 2011 will be a continuation of 2010, i.e., choppy markets that generally grind higher. As in past sideways markets (that is, neither bull nor bear markets) we believe the market will trade with the business cycle as long as inflation seems relatively stable, corporate credit spreads (and sovereign spreads in Europe) stay fairly tight, and there are no negative policy surprises from the Fed/Congress or China.

•  Looking for investment opportunities against this backdrop, we continue to keep our cyclical tilt but we have reduced weightings in China and the emerging markets in general, and are looking again at raising our weighting in Japan relative to Europe. We think that the increase in Chinese inflation is broader than just food and oil. Rising costs of Chinese house prices, wages, capital, the renminbi, and inputs will weigh on Chinese corporate margins, but the country's monetary authorities will need to keep gently tightening. For one, the People's Bank of China needs to avoid letting inflation get ahead of them — and two, while trade protectionism has been largely avoided, we think the U.S.'s patience is running thin and currency appreciation will continue. Our recent portfolio move is only tactical, however. The growth rate of the emerging markets is at least double that of the Organisation for Economic Cooperation and Development (OECD) countries, while the market capitalization of China and the other emerging markets is only 25% of global gross domestic product (GDP). It appears that pension plans around the world are looking to increase their allocations to emerging market equities and debt, so unless there is a double-dip recession or another financial crisis, emerging market pullbacks are likely to be buying opportunities, in our opinion.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Active International Allocation Portfolio

•  Our interest in Japanese equities is based on their historically positive correlation with a pick-up in the U.S. manufacturing sector (as measured by the purchasing managers index, or PMI). This pattern failed to materialize earlier in 2009 and 2010, but we think that as U.S. and Chinese PMIs reaccelerate, Japanese large-capitalization, export-oriented companies may outperform (especially if the yen weakens). The relative cheapness of Japanese equities adds to this case, but the Japanese domestic economy is on the brink of a recession and the yen could remain strong due to continued domestic deflation and policy neglect. Japanese equities had an uptick in November of 2010 when the Bank of Japan (BOJ) intervened to weaken the yen, but since then the BOJ and Japanese leadership in general have been missing in action. We have cautiously added to our position in Japan with an emphasis on the exporters.

•  We continue to hold an overweight position in Germany, though we worry about German unlisted banks and the potential impact of the ongoing eurozone sovereign debt crisis on German growth. We like the strengthening German domestic story (rising retail spending, very low unemployment, and rising export earnings) and Germany's reasonably priced exposure to global industrials. In our view, a weaker euro is likely to benefit German exports (offsetting some of Germany's eurozone bailout costs) and may lead to a bit of domestic asset inflation and wage growth.

•  From a medium-term perspective, we are somewhat bemused that after the heart-stopping global financial crisis there has not been further progress and investment discussions on meaningful financial regulation and transparency (such as the shadow banking system and derivatives) and on global monetary imbalances (i.e., the U.S. trade deficit/Chinese surplus and the economic impact of the resulting capital flows). While the reduction of the U.S. budget deficit and the Federal Reserve's balance sheet have been postponed in light of 2010's economic soft patch and the Fed's second round of quantitative easing (QE2), we believe these issues will keep equity markets (and market multiples) capped within a trading range until there is more clarity on their outcome.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	8.95%	3.84%	4.46%	6.53%
MSCI EAFE Index	7.75	2.46	3.50	5.80
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	7.06
Portfolio — Class P Shares w/o sales charges(5)	8.69	3.57	4.19	5.76
MSCI EAFE Index	7.75	2.46	3.50	4.70
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	5.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Active International Allocation Portfolio

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	65.8%
Commercial Banks	10.2
Metals & Mining	9.8
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	6.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Australia (6.1%)
AGL Energy Ltd.	8,464	$132
Alumina Ltd.	109,215	277
Amcor Ltd.	57,497	397
AMP Ltd. (a)	30,031	163
ASX Ltd.	1,592	61
Australia & New Zealand Banking Group Ltd.	43,760	1,045
AXA Asia Pacific Holdings Ltd.	8,456	55
BHP Billiton Ltd.	229,236	10,609
BlueScope Steel Ltd.	64,702	149
Boral Ltd.	41,689	206
Brambles Ltd.	22,348	163
Caltex Australia Ltd.	6,800	100
Coca-Cola Amatil Ltd.	10,626	118
Cochlear Ltd.	567	47
Commonwealth Bank of Australia	7,067	367
Computershare Ltd.	4,919	54
CSL Ltd.	8,241	306
CSR Ltd.	31,477	54
DuluxGroup Ltd.	24,156	68
Fortescue Metals Group Ltd. (b)	92,599	619
Foster's Group Ltd.	34,988	203
GPT Group REIT	8,868	27
Incitec Pivot Ltd.	115,555	468
Insurance Australia Group Ltd.	29,342	116
James Hardie Industries SE (b)	29,831	207
Leighton Holdings Ltd. (a)	3,353	106
Macquarie Group Ltd.	4,209	159
Mirvac Group REIT	14,483	18
National Australia Bank Ltd.	9,034	219
Newcrest Mining Ltd.	108,134	4,473
OneSteel Ltd.	57,937	153
Orica Ltd.	24,156	615
Origin Energy Ltd.	15,653	267
OZ Minerals Ltd.	202,025	355
Perpetual Ltd. (a)	560	18
Qantas Airways Ltd. (b)	9,491	25
QBE Insurance Group Ltd.	13,204	245
Rio Tinto Ltd.	19,300	1,687
Santos Ltd.	11,167	150
Sims Metal Management Ltd.	10,924	241
Sonic Healthcare Ltd. (a)	4,620	55
Stockland REIT	14,916	55
Suncorp Group Ltd.	14,223	125
TABCORP Holdings Ltd.	8,738	64
Telstra Corp. Ltd.	60,914	174
Toll Holdings Ltd.	9,938	58
Transurban Group	19,544	102
Wesfarmers Ltd.	4,532	150
Wesfarmers Ltd.	14,902	488
Westfield Group REIT	18,701	183

	Shares	Value (000)
Westfield Retail Trust REIT (b)	18,701	$49
Westpac Banking Corp.	13,763	313
Woodside Petroleum Ltd.	11,013	479
Woolworths Ltd.	21,121	583
WorleyParsons Ltd.	1,647	45
		27,665
Austria (0.6%)
Erste Group Bank AG	18,005	845
OMV AG	7,357	306
Raiffeisen Bank International AG (a)	5,088	279
Telekom Austria AG	32,532	457
Verbund AG (a)	4,525	168
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,944	153
Voestalpine AG	11,054	527
		2,735
Belgium (0.6%)
Ageas	17,115	39
Anheuser-Busch InBev (b)	17,784	—	@
Anheuser-Busch InBev N.V.	27,515	1,574
Belgacom SA	6,959	234
Cie Nationale a Portefeuille	1,287	63
Groupe Bruxelles Lambert SA	2,959	249
Solvay SA	3,054	325
UCB SA (a)	4,984	171
Umicore	6,382	332
		2,987
Brazil (1.6%)
All America Latina Logistica SA	43,200	390
Banco Bradesco SA (Preference)	34,027	669
Banco do Brasil SA	39,800	753
BM&F Bovespa SA	21,600	171
Bradespar SA (Preference)	3,264	85
BRF - Brasil Foods SA	63,048	1,039
Centrais Eletricas Brasileiras SA (Preference)	15,022	242
Cia Energetica de Minas Gerais (Preference)	10,485	169
Cia Siderurgica Nacional SA	15,600	251
Embraer SA	9,100	65
Gerdau SA (Preference)	8,897	122
Investimentos Itau SA (Preference)	37,194	296
Itau Unibanco Holding SA	29,971	719
Metalurgica Gerdau SA (Preference)	4,083	66
Petroleo Brasileiro SA	32,500	598
Petroleo Brasileiro SA (Preference)	45,522	748
Redecard SA	6,000	76
Tele Norte Leste Participacoes SA (Preference)	7,853	115
Usinas Siderurgicas de Minas Gerais SA (Preference)	8,956	103
Vale SA	9,400	313
Vale SA (Preference)	13,872	405
		7,395

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Denmark (0.9%)
AP Moller - Maersk A/S Series B	80	$724
DSV A/S	13,027	288
Novo Nordisk A/S Series B	22,177	2,501
Novozymes A/S, Class B	2,386	332
Vestas Wind Systems A/S (b)	13,543	428
		4,273
Egypt (0.3%)
Commercial International Bank Egypt SAE	38,330	313
Egyptian Co. for Mobile Services	2,442	70
Egyptian Financial Group-Hermes Holding	16,270	95
ElSwedy Cables Holding Co. (b)	4,786	45
Ezz Steel (b)	16,675	56
Orascom Construction Industries	6,404	317
Orascom Telecom Holding SAE (b)	203,323	151
Talaat Moustafa Group (b)	39,926	59
Telecom Egypt	25,151	78
		1,184
Finland (1.3%)
Fortum Oyj	16,766	505
Kesko Oyj, Class B	10,179	475
Kone Oyj, Class B	8,227	457
Metso Oyj	8,500	475
Neste Oil Oyj (a)	5,848	93
Nokia Oyj	195,343	2,021
Outokumpu Oyj (a)	8,324	154
Rautaruukki Oyj	5,204	122
Sampo Oyj, Class A	15,044	403
Stora Enso Oyj, Class R	35,125	361
UPM-Kymmene Oyj	30,552	540
Wartsila Oyj	3,740	285
		5,891
France (7.1%)
Accor SA	6,362	283
Air Liquide SA	9,736	1,231
Alcatel-Lucent (a)(b)	46,984	137
Alstom SA	19,045	911
ArcelorMittal	26,187	993
Atos Origin SA (b)	783	42
AXA SA	45,346	754
BNP Paribas	40,275	2,562
Bouygues SA	15,386	663
Cap Gemini SA	4,704	220
Carrefour SA	33,138	1,366
Casino Guichard Perrachon SA	3,882	378
Cie de St-Gobain	7,837	403
Cie Generale d'Optique Essilor International SA	9,007	580
Cie Generale de Geophysique-Veritas (b)	8,276	252
Cie Generale des Etablissements Michelin Series B	4,986	358
CNP Assurances	5,146	93
Credit Agricole SA	25,596	325
Danone	18,289	1,149

	Shares	Value (000)
Dassault Systemes SA	2,033	$153
Edenred (b)	6,362	151
EDF SA (a)	109	5
Eurazeo	646	48
European Aeronautic Defence and Space Co. N.V. (b)	6,297	147
Fonciere Des Regions REIT (a)	824	80
France Telecom SA	50,596	1,054
GDF Suez	11,399	409
Gecina SA REIT	664	73
Hermes International (a)	1,996	418
ICADE REIT	696	71
Imerys SA	1,062	71
Klepierre REIT	3,071	111
L'Oreal SA	1,872	208
Lafarge SA	10,842	680
Lagardere SCA	5,389	222
LVMH Moet Hennessy Louis Vuitton SA	7,714	1,269
Neopost SA (a)	1,061	92
Pernod-Ricard SA	1,127	106
Peugeot SA (b)	5,812	221
PPR	1,535	244
Publicis Groupe SA	2,615	136
Renault SA (b)	5,692	331
Safran SA	2,703	96
Sanofi-Aventis SA	30,669	1,961
Schneider Electric SA	9,564	1,431
SCOR SE	5,247	133
Societe BIC SA	992	85
Societe Generale	23,023	1,237
Societe Television Francaise 1	6,479	113
Sodexo	3,056	211
STMicroelectronics N.V.	19,861	205
Technip SA	8,068	745
Thales SA	2,828	99
Total SA	79,043	4,188
Unibail-Rodamco SE REIT	2,921	578
Vallourec SA	2,976	313
Veolia Environnement	10,813	316
Vinci SA	15,361	835
Vivendi SA	24,867	671
		32,217
Germany (7.8%)
Adidas AG	6,743	441
Allianz SE (Registered)	11,225	1,334
BASF SE	27,232	2,173
Bayer AG	37,597	2,778
Bayerische Motoren Werke AG	10,661	838
Beiersdorf AG	1,968	109
Celesio AG	3,757	93
Commerzbank AG (a)(b)	14,188	105
Daimler AG (Registered) (b)	47,570	3,225
Deutsche Bank AG	17,879	934

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
Deutsche Boerse AG	1,419	$98
Deutsche Lufthansa (Registered)	8,463	185
Deutsche Post AG (Registered)	26,961	458
Deutsche Postbank AG (a)(b)	2,961	82
Deutsche Telekom AG (Registered)	102,390	1,321
E.ON AG	74,947	2,297
Esprit Holdings Ltd.	95,428	454
Fresenius Medical Care AG & Co. KGaA	8,730	504
GEA Group AG	5,866	170
Henkel AG & Co. KGaA (Preference)	2,916	181
Hochtief AG	3,162	269
K&S AG	9,556	720
Linde AG	3,887	590
MAN SE	3,573	425
Merck KGaA	1,673	134
Metro AG	10,612	764
Muenchener Rueckversicherungs AG (Registered)	5,159	782
Porsche Automobil Holding SE (Preference)	7,142	569
Puma AG Rudolf Dassler Sport	314	104
RWE AG	11,421	762
RWE AG (Preference)	877	56
SAP AG	41,170	2,096
Siemens AG (Registered)	63,396	7,853
ThyssenKrupp AG	10,242	424
TUI AG (b)	5,333	75
Volkswagen AG	10,028	1,419
Volkswagen AG (Preference)	5,422	880
		35,702
Hong Kong (2.8%)
Bank of East Asia Ltd.	91,041	381
BOC Hong Kong Holdings Ltd.	219,500	747
Cathay Pacific Airways Ltd.	54,000	149
Cheung Kong Holdings Ltd.	76,000	1,173
Cheung Kong Infrastructure Holdings Ltd.	17,000	78
CLP Holdings Ltd.	77,000	625
Hang Lung Group Ltd.	45,000	296
Hang Lung Properties Ltd.	114,000	533
Hang Seng Bank Ltd.	47,500	781
Henderson Land Development Co., Ltd.	61,323	418
Hong Kong & China Gas Co., Ltd.	179,100	422
Hong Kong Exchanges and Clearing Ltd.	40,600	921
Hongkong Electric Holdings Ltd.	49,000	309
Hopewell Holdings Ltd.	35,500	112
Hutchison Whampoa Ltd.	90,000	926
Hysan Development Co., Ltd.	31,670	149
Kerry Properties Ltd.	43,500	227
Li & Fung Ltd.	90,000	522
Link (The) REIT	112,717	350
MTR Corp.	61,025	222
New World Development Ltd.	146,799	276
NWS Holdings Ltd.	11,949	18

	Shares	Value (000)
Shangri-La Asia Ltd.	6,000	$16
Sino Land Co., Ltd.	102,786	192
Sun Hung Kai Properties Ltd.	67,505	1,121
Swire Pacific Ltd.	43,500	715
Wharf Holdings Ltd.	78,000	600
Wheelock & Co., Ltd.	54,000	219
Wing Hang Bank Ltd.	7,500	104
Yue Yuen Industrial Holdings Ltd.	26,500	95
		12,697
Indonesia (0.6%)
Astra Agro Lestari Tbk PT	16,000	46
Astra International Tbk PT	74,500	451
Bank Central Asia Tbk PT	433,000	308
Bank Danamon Indonesia Tbk PT	114,000	72
Bank Mandiri Tbk PT	243,000	175
Bank Rakyat Indonesia Persero Tbk PT	206,000	240
Bumi Resources Tbk PT	613,000	206
Golden Agri-Resources Ltd.	184,315	115
Indosat Tbk PT	56,500	34
International Nickel Indonesia Tbk PT	84,500	46
Lippo Karawaci Tbk PT	380,500	29
Perusahaan Gas Negara PT	350,500	172
Semen Gresik Persero Tbk PT	52,500	55
Tambang Batubara Bukit Asam Tbk PT	30,000	76
Telekomunikasi Indonesia Tbk PT	355,500	314
Unilever Indonesia Tbk PT	67,000	123
United Tractors Tbk PT	56,500	149
		2,611
Japan (20.9%)
77 Bank Ltd. (The)	19,000	101
Advantest Corp. (a)	8,790	199
Aeon Co., Ltd. (a)	17,800	223
Aeon Credit Service Co., Ltd.	2,400	34
Aeon Mall Co., Ltd.	4,600	123
Aisin Seiki Co., Ltd.	6,500	230
Ajinomoto Co., Inc.	29,400	306
Amada Co., Ltd.	13,000	106
Asahi Breweries Ltd. (a)	19,600	380
Asahi Glass Co., Ltd. (a)	53,800	629
Asahi Kasei Corp.	53,000	346
Astellas Pharma, Inc. (a)	14,300	545
Bank of Kyoto Ltd. (The)	7,000	66
Bank of Yokohama Ltd. (The)	49,000	254
Benesse Holdings, Inc.	2,500	115
Bridgestone Corp. (a)	50,300	972
Canon, Inc. (a)	61,000	3,163
Casio Computer Co., Ltd. (a)	15,500	125
Central Japan Railway Co.	58	486
Chiba Bank Ltd. (The)	19,000	124
Chubu Electric Power Co., Inc.	10,900	268
Chugai Pharmaceutical Co., Ltd.	7,507	138
Chuo Mitsui Trust Holdings, Inc.	36,545	152

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Citizen Holdings Co., Ltd.	17,800	$123
Credit Saison Co., Ltd.	3,300	54
Dai Nippon Printing Co., Ltd.	17,600	240
Daicel Chemical Industries Ltd. (a)	8,000	58
Daiichi Sankyo Co., Ltd.	34,800	762
Daikin Industries Ltd.	14,200	504
Daito Trust Construction Co., Ltd.	4,400	301
Daiwa House Industry Co., Ltd.	28,600	352
Daiwa Securities Group, Inc. (a)	65,000	335
Denki Kagaku Kogyo KK	22,000	105
Denso Corp.	41,650	1,437
Dowa Holdings Co., Ltd.	26,000	171
East Japan Railway Co.	14,500	943
Eisai Co., Ltd. (a)	6,602	239
FamilyMart Co., Ltd.	2,500	94
Fanuc Ltd.	12,300	1,889
Fast Retailing Co., Ltd.	5,900	940
Fuji Electric Holdings Co., Ltd.	12,000	37
Fuji Media Holdings, Inc.	22	35
FUJIFILM Holdings Corp.	33,600	1,215
Fujitsu Ltd.	127,200	885
Fukuoka Financial Group, Inc.	28,000	122
Furukawa Electric Co., Ltd.	27,800	125
Hirose Electric Co., Ltd.	1,300	146
Hitachi Construction Machinery Co., Ltd.	6,500	156
Hitachi Ltd.	150,000	800
Hokkaido Electric Power Co., Inc.	2,300	47
Hokuhoku Financial Group, Inc.	51,000	104
Honda Motor Co., Ltd. (a)	68,604	2,717
Hoya Corp.	18,500	449
Ibiden Co., Ltd. (a)	8,800	278
IHI Corp.	51,000	114
Inpex Corp.	72	422
Isetan Mitsukoshi Holdings Ltd.	12,980	151
Itochu Corp.	69,800	707
Itochu Techno-Solutions Corp. (a)	1,900	71
J Front Retailing Co., Ltd.	17,000	93
Japan Real Estate Investment Corp. REIT	28	290
Japan Retail Fund Investment Corp. REIT	86	165
Japan Tobacco, Inc.	286	1,059
JFE Holdings, Inc.	16,100	561
JGC Corp.	31,000	675
Joyo Bank Ltd. (The)	37,000	163
JS Group Corp.	10,700	235
JSR Corp.	6,600	123
JX Holdings, Inc.	95,846	650
Kajima Corp.	56,400	150
Kaneka Corp.	11,000	76
Kansai Electric Power Co., Inc. (The)	15,600	385
Kao Corp.	23,600	636
Kawasaki Heavy Industries Ltd. (a)	48,000	161
Kawasaki Kisen Kaisha Ltd.	95,000	418

	Shares	Value (000)
Keikyu Corp. (a)	16,000	$141
Keio Corp.	9,000	61
Keyence Corp.	2,930	849
Kikkoman Corp. (a)	7,000	78
Kintetsu Corp. (a)	68,200	213
Kirin Holdings Co., Ltd. (a)	43,400	609
Kobe Steel Ltd.	85,000	216
Komatsu Ltd.	68,600	2,076
Konami Corp. (a)	5,100	108
Konica Minolta Holdings, Inc.	20,500	213
Kubota Corp.	92,000	871
Kuraray Co., Ltd.	15,000	215
Kurita Water Industries Ltd.	3,100	98
Kyocera Corp.	11,300	1,154
Kyowa Hakko Kirin Co., Ltd. (a)	9,028	93
Kyushu Electric Power Co., Inc.	6,800	152
Lawson, Inc.	2,300	114
Mabuchi Motor Co., Ltd. (a)	1,700	88
Makita Corp.	3,100	127
Marubeni Corp.	129,000	907
Marui Group Co., Ltd.	17,100	139
Matsui Securities Co., Ltd. (a)	8,400	60
MEIJI Holdings Co., Ltd.	1,206	54
Minebea Co., Ltd.	20,000	126
Mitsubishi Chemical Holdings Corp.	57,000	387
Mitsubishi Corp.	84,500	2,288
Mitsubishi Electric Corp.	137,800	1,446
Mitsubishi Estate Co., Ltd.	64,000	1,187
Mitsubishi Heavy Industries Ltd. (a)	154,000	579
Mitsubishi Logistics Corp. (a)	4,000	53
Mitsubishi Materials Corp. (a)(b)	82,000	262
Mitsubishi UFJ Financial Group, Inc. (See Note G)	253,546	1,371
Mitsui & Co., Ltd.	77,300	1,277
Mitsui Chemicals, Inc.	22,000	79
Mitsui Fudosan Co., Ltd.	44,400	885
Mitsui Mining & Smelting Co., Ltd.	51,000	168
Mitsui OSK Lines Ltd.	35,000	239
Mizuho Financial Group, Inc.	573,100	1,080
Mizuho Securities Co., Ltd. (a)	28,000	80
MS&AD Insurance Group Holdings	12,860	322
Murata Manufacturing Co., Ltd.	9,000	631
NEC Corp.	106,400	320
NGK Insulators Ltd. (a)	25,600	418
NGK Spark Plug Co., Ltd.	8,000	123
Nidec Corp. (a)	4,900	495
Nikon Corp.	12,300	249
Nintendo Co., Ltd.	5,000	1,468
Nippon Building Fund, Inc. REIT (a)	31	318
Nippon Electric Glass Co., Ltd.	25,500	368
Nippon Express Co., Ltd.	35,800	161
Nippon Meat Packers, Inc.	7,600	99
Nippon Paper Group, Inc. (a)	3,900	102
Nippon Sheet Glass Co., Ltd.	22,000	59

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Nippon Steel Corp.	315,000	$1,133
Nippon Telegraph & Telephone Corp.	11,200	507
Nippon Yusen KK	45,000	200
Nishi-Nippon City Bank Ltd. (The)	19,000	58
Nissan Chemical Industries Ltd.	6,900	89
Nissan Motor Co., Ltd.	82,000	781
Nisshin Seifun Group, Inc.	6,500	83
Nisshinbo Holdings, Inc.	3,000	33
Nissin Foods Holdings Co., Ltd. (a)	3,100	111
Nitto Denko Corp.	8,800	415
NKSJ Holdings, Inc. (b)	32,800	242
Nomura Holdings, Inc.	91,400	580
Nomura Research Institute Ltd. (a)	6,200	138
NSK Ltd.	31,000	280
NTN Corp.	22,000	117
NTT Data Corp.	68	235
NTT DoCoMo, Inc.	152	265
Obayashi Corp.	37,000	170
Obic Co., Ltd.	510	105
OJI Paper Co., Ltd. (a)	49,400	239
Olympus Corp. (a)	5,100	154
Omron Corp.	10,300	273
Oracle Corp. Japan	2,000	98
Oriental Land Co., Ltd.	2,600	241
ORIX Corp. (a)	500	49
Osaka Gas Co., Ltd. (a)	40,600	158
Panasonic Corp.	109,400	1,554
Resona Holdings, Inc. (a)	13,100	79
Ricoh Co., Ltd.	45,000	660
Rohm Co., Ltd.	6,400	418
Sapporo Holdings Ltd. (a)	8,000	36
SBI Holdings, Inc.	405	61
Secom Co., Ltd.	6,800	322
Seiko Epson Corp.	5,800	106
Sekisui Chemical Co., Ltd.	19,000	136
Sekisui House Ltd.	40,600	411
Seven & I Holdings Co., Ltd.	43,900	1,173
Sharp Corp. (a)	33,200	342
Shimamura Co., Ltd.	900	83
Shimano, Inc. (a)	6,200	315
Shimizu Corp.	38,600	165
Shin-Etsu Chemical Co., Ltd.	23,396	1,268
Shinsei Bank Ltd. (a)(b)	46,000	60
Shionogi & Co., Ltd.	7,300	144
Shiseido Co., Ltd. (a)	23,700	518
Shizuoka Bank Ltd. (The)	17,000	157
Showa Denko KK (a)	33,000	74
Showa Shell Sekiyu KK (a)	7,900	72
SMC Corp.	4,400	754
Softbank Corp.	48,800	1,690
Sony Corp.	37,197	1,341
Stanley Electric Co., Ltd.	3,300	62

	Shares	Value (000)
Sumitomo Chemical Co., Ltd.	58,600	$289
Sumitomo Corp.	46,400	657
Sumitomo Electric Industries Ltd.	29,100	404
Sumitomo Heavy Industries Ltd.	22,000	141
Sumitomo Metal Industries Ltd.	230,000	567
Sumitomo Metal Mining Co., Ltd.	58,800	1,028
Sumitomo Mitsui Financial Group, Inc.	28,700	1,022
Sumitomo Realty & Development Co., Ltd.	19,000	454
Sumitomo Trust & Banking Co., Ltd. (The)	82,000	517
Suzuki Motor Corp.	11,400	281
T&D Holdings, Inc.	7,450	189
Taisei Corp.	55,000	129
Taisho Pharmaceutical Co., Ltd.	5,441	119
Takashimaya Co., Ltd. (a)	16,000	137
Takeda Pharmaceutical Co., Ltd.	28,900	1,422
TDK Corp.	5,500	383
Teijin Ltd.	38,400	164
Terumo Corp.	11,400	642
THK Co., Ltd.	2,300	53
Tobu Railway Co., Ltd. (a)	35,400	199
Toho Co., Ltd.	3,500	56
Tohoku Electric Power Co., Inc. (a)	9,200	205
Tokio Marine Holdings, Inc.	29,752	889
Tokyo Electric Power Co., Inc. (The)	22,500	550
Tokyo Electron Ltd.	12,100	766
Tokyo Gas Co., Ltd.	47,600	211
Tokyu Corp.	42,400	194
Tokyu Land Corp.	33,000	166
TonenGeneral Sekiyu KK (a)	15,000	164
Toppan Printing Co., Ltd.	17,600	161
Toray Industries, Inc.	52,100	311
Toshiba Corp.	130,000	708
Tosoh Corp. (a)	24,000	78
Toto Ltd.	21,600	157
Toyo Seikan Kaisha Ltd. (a)	8,500	162
Toyota Boshoku Corp. (a)	4,200	74
Toyota Industries Corp.	3,450	107
Toyota Motor Corp.	89,200	3,538
Trend Micro, Inc. (a)	5,100	168
Unicharm Corp. (a)	7,900	314
UNY Co., Ltd. (a)	5,900	60
Ushio, Inc.	2,300	44
USS Co., Ltd.	1,320	108
West Japan Railway Co.	20	75
Yahoo! Japan Corp. (a)	808	313
Yakult Honsha Co., Ltd. (a)	4,300	124
Yamada Denki Co., Ltd. (a)	4,430	302
Yamaha Corp.	5,400	67
Yamaha Motor Co., Ltd. (b)	1,900	31
Yamato Holdings Co., Ltd.	11,200	159
Yamazaki Baking Co., Ltd. (a)	6,000	72
Yokogawa Electric Corp.	11,600	92
		95,307

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Korea, Republic of (0.7%)
Amorepacific Corp. (b)	22	$22
Cheil Industries, Inc. (b)	481	47
Daewoo Securities Co., Ltd.	1,230	29
Doosan Heavy Industries and Construction Co., Ltd. (b)	646	49
GS Engineering & Construction Corp. (b)	417	43
Hana Financial Group, Inc.	1,290	49
Hynix Semiconductor, Inc. (b)	3,060	65
Hyundai Engineering & Construction Co., Ltd. (b)	500	32
Hyundai Heavy Industries Co., Ltd. (b)	284	111
Hyundai Mobis (b)	397	100
Hyundai Motor Co. (b)	949	145
Hyundai Steel Co. (b)	507	56
Industrial Bank of Korea (b)	2,060	34
KB Financial Group, Inc. (b)	2,410	127
Kia Motors Corp. (b)	1,430	64
Korea Electric Power Corp. (b)	1,710	45
Korea Exchange Bank	3,450	36
Korean Air Lines Co., Ltd. (b)	248	15
KT Corp. (b)	1,430	58
KT&G Corp. (b)	749	43
LG Chem Ltd. (b)	298	103
LG Corp. (b)	1,151	89
LG Display Co., Ltd. (b)	1,520	53
LG Electronics, Inc. (b)	617	64
LG Household & Health Care Ltd. (b)	62	21
Lotte Shopping Co., Ltd. (b)	87	36
NCSoft Corp. (b)	104	19
NHN Corp. (b)	282	56
OCI Co., Ltd. (b)	119	35
POSCO	400	172
S-Oil Corp.	490	40
Samsung C&T Corp. (b)	985	68
Samsung Electro-Mechanics Co., Ltd. (b)	391	43
Samsung Electronics Co., Ltd.	555	464
Samsung Electronics Co., Ltd. (Preference)	124	71
Samsung Engineering Co., Ltd. (b)	238	40
Samsung Fire & Marine Insurance Co., Ltd.	256	51
Samsung Heavy Industries Co., Ltd. (b)	1,520	55
Samsung SDI Co., Ltd. (b)	244	36
Samsung Securities Co., Ltd.	482	37
Samsung Techwin Co., Ltd. (b)	263	24
Shinhan Financial Group Co., Ltd. (b)	2,670	124
Shinsegae Co., Ltd.	108	58
SK Energy Co., Ltd. (b)	427	73
SK Telecom Co., Ltd.	333	51
Woori Finance Holdings Co., Ltd. (b)	1,590	22
		3,075
Malta (0.0%)
BGP Holdings PLC (b)(c)	72,261	—
Mexico (0.0%)
Wal-Mart de Mexico SAB de CV Series V	2	—	@

	Shares	Value (000)
Netherlands (2.8%)
Aegon N.V. (b)	75,461	$461
Akzo Nobel N.V.	13,243	823
ASML Holding N.V.	22,764	879
Corio N.V. REIT	2,333	150
Fugro N.V. CVA	4,112	338
Heineken N.V.	13,278	651
ING Groep N.V. CVA (b)	35,445	345
Koninklijke Ahold N.V.	1,806	24
Koninklijke DSM N.V.	7,843	446
Koninklijke KPN N.V.	108,793	1,587
Koninklijke Philips Electronics N.V.	67,688	2,073
Reed Elsevier N.V.	40,092	496
SBM Offshore N.V.	9,452	212
TNT N.V.	35,304	932
Unilever N.V. CVA	89,773	2,795
Wolters Kluwer N.V.	27,231	597
		12,809
Norway (2.4%)
DnB NOR ASA	58,449	820
Norsk Hydro ASA	68,888	503
Orkla ASA	68,589	667
Renewable Energy Corp. ASA (a)(b)	9,300	28
Seadrill Ltd. (a)	45,028	1,522
Statoil ASA (a)	55,757	1,324
Telenor ASA	121,666	1,977
Yara International ASA (a)	72,509	4,194
		11,035
Poland (1.9%)
Asseco Poland SA	18,156	325
Bank Handlowy w Warszawie SA	11,841	374
Bank Pekao SA	12,636	764
Bank Zachodni WBK SA	7,434	540
Getin Holding SA (b)	83,649	325
Globe Trade Centre SA (b)	15,400	127
KGHM Polska Miedz SA	30,679	1,793
PBG SA	2,300	165
Polski Koncern Naftowy Orlen SA (b)	71,214	1,102
Polskie Gornictwo Naftowe i Gazownictwo SA	182,195	220
Powszechna Kasa Oszczednosci Bank Polski SA	127,056	1,860
Telekomunikacja Polska SA	176,492	975
		8,570
Russia (1.8%)
Gazprom OAO ADR (a)	116,250	2,957
Lukoil OAO ADR (a)	23,600	1,350
MMC Norilsk Nickel ADR (a)	37,750	894
Mobile Telesystems OJSC ADR	24,500	511
NovaTek OAO GDR	2,800	335
Polyus Gold Co. ADR	6,600	241
Rosneft Oil Co. GDR	78,500	562
Surgutneftegaz ADR	39,900	427
Tatneft ADR	13,767	456
VTB Bank OJSC GDR	76,400	503
		8,236

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Singapore (1.6%)
Ascendas REIT	60,000	$97
CapitaLand Ltd.	100,000	289
CapitaMall Trust REIT	85,514	130
City Developments Ltd.	22,741	223
ComfortDelgro Corp. Ltd.	64,538	78
DBS Group Holdings Ltd.	85,678	956
Fraser and Neave Ltd.	42,000	210
Genting Singapore plc (b)	284,000	485
Jardine Cycle & Carriage Ltd.	3,034	86
Keppel Corp. Ltd.	55,000	485
Noble Group Ltd. (a)	100,090	169
Olam International Ltd. (a)	15,000	37
Oversea-Chinese Banking Corp. Ltd.	157,758	1,214
SembCorp Industries Ltd.	44,183	177
SembCorp Marine Ltd. (a)	40,000	167
Singapore Airlines Ltd.	29,010	346
Singapore Exchange Ltd. (a)	24,581	161
Singapore Press Holdings Ltd. (a)	34,083	106
Singapore Technologies Engineering Ltd.	52,000	139
Singapore Telecommunications Ltd.	286,115	680
Singapore Telecommunications Ltd.	23,000	55
United Overseas Bank Ltd.	72,448	1,027
Wilmar International Ltd. (a)	45,000	197
		7,514
Spain (0.1%)
Telefonica SA	18,389	417
Sweden (3.4%)
Alfa Laval AB	15,660	330
Assa Abloy AB Series B	15,666	441
Atlas Copco AB, Class A	36,957	932
Atlas Copco AB, Class B	20,329	460
Electrolux AB	12,800	363
Etrion Corp. (b)	2,334	2
Getinge AB, Class B	14,547	305
Hennes & Mauritz AB, Class B	39,016	1,299
Holmen AB, Class B	2,976	98
Husqvarna AB, Class B (a)	12,800	107
Investor AB, Class B	19,200	411
Lundin Petroleum AB (b)	10,225	127
Nordea Bank AB	134,159	1,459
Oriflame Cosmetics SA (a)	10,049	529
Sandvik AB	55,374	1,079
Securitas AB, Class B	800	9
Skanska AB, Class B	33,035	655
SKF AB, Class B	17,153	489
SSAB AB, Class A	10,049	169
Svenska Cellulosa AB, Class B	32,967	521
Svenska Handelsbanken AB, Class A	29,657	948
Swedish Match AB	13,822	400
Tele2 AB, Class B	9,285	193
Telefonaktiebolaget LM Ericsson, Class B	183,200	2,129

	Shares	Value (000)
TeliaSonera AB	94,172	$746
Volvo AB, Class A (b)	22,880	391
Volvo AB, Class B (b)	54,987	969
		15,561
Switzerland (8.9%)
ABB Ltd. (Registered) (b)	161,738	3,603
Baloise-Holding AG	2,059	200
Cie Financiere Richemont SA	44,644	2,626
Credit Suisse Group AG (Registered)	24,002	967
GAM Holding Ltd. (b)	5,701	94
Geberit AG (Registered)	1,699	393
Givaudan SA (Registered)	320	345
Holcim Ltd. (Registered)	10,521	795
Julius Baer Group Ltd.	5,701	267
Logitech International SA (Registered) (a)(b)	9,587	183
Lonza Group AG (Registered)	1,429	115
Nestle SA (Registered)	181,613	10,635
Novartis AG (Registered)	95,391	5,606
Pargesa Holding SA	211	18
Roche Holding AG (Genusschein)	27,946	4,095
Schindler Holding AG	2,954	349
Straumann Holding AG (Registered) (a)	577	132
Swatch Group AG (The) (Registered)	3,150	254
Swatch Group AG (The) Series B	3,637	1,621
Swiss Life Holding AG (Registered) (b)	911	132
Swiss Reinsurance Co., Ltd. (Registered)	17,444	939
Swisscom AG (Registered)	1,138	500
Syngenta AG (Registered)	12,263	3,587
Synthes, Inc.	4,449	601
UBS AG (Registered) (b)	69,562	1,142
Zurich Financial Services AG	5,104	1,322
		40,521
Turkey (1.2%)
Akbank TAS	123,387	686
Anadolu Efes Biracilik Ve Malt Sanayii AS	33,902	514
BIM Birlesik Magazalar AS	10,604	360
Enka Insaat ve Sanayi AS	56,789	212
Eregli Demir ve Celik Fabrikalari TAS (b)	74,366	246
Haci Omer Sabanci Holding AS	48,886	228
KOC Holding AS	37,105	181
Tupras Turkiye Petrol Rafinerileri AS	14,701	367
Turk Telekomunikasyon AS	77,314	325
Turkcell Iletisim Hizmet AS	71,063	486
Turkiye Garanti Bankasi AS	144,854	734
Turkiye Halk Bankasi AS	27,259	231
Turkiye Is Bankasi Series C	131,043	467
Turkiye Vakiflar Bankasi Tao, Class D	60,091	152
Yapi ve Kredi Bankasi AS (b)	64,648	203
		5,392
United Kingdom (21.1%)
3i Group PLC	15,010	77
Admiral Group PLC	6,443	152

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Aggreko PLC	39,687	$917
AMEC PLC	20,602	369
Anglo American PLC	54,812	2,850
AstraZeneca PLC	57,486	2,619
Aviva PLC	99,582	610
BAE Systems PLC	154,630	796
Balfour Beatty PLC	51,535	251
Barclays PLC	284,499	1,161
BG Group PLC	165,786	3,350
BHP Billiton PLC	87,633	3,485
BP PLC	540,395	3,922
British Airways PLC (a)(b)	38,342	163
British American Tobacco PLC	77,736	2,986
British Land Co. PLC REIT	38,285	313
British Sky Broadcasting Group PLC	99,848	1,146
BT Group PLC	475,069	1,339
Bunzl PLC	19,902	223
Burberry Group PLC	23,273	408
Capita Group PLC (The)	7,841	85
Capital Shopping Centres Group REIT	19,888	129
Carnival PLC	8,458	393
Centrica PLC	115,341	596
Charter International PLC	44,354	584
Cobham PLC	54,538	173
Compass Group PLC	103,888	941
Diageo PLC	113,643	2,100
Experian PLC	30,886	384
Firstgroup PLC	26,161	162
G4S PLC	15,397	61
GlaxoSmithKline PLC	216,685	4,189
Hammerson PLC REIT	30,676	200
Home Retail Group PLC	29,904	88
HSBC Holdings PLC	801,782	8,139
Imperial Tobacco Group PLC	30,916	949
Intercontinental Hotels Group PLC	17,451	338
International Power PLC	15,823	108
Invensys PLC	31,531	174
Investec PLC	4,531	37
J Sainsbury PLC	54,871	322
Johnson Matthey PLC	8,992	286
Kingfisher PLC	42,716	175
Land Securities Group PLC REIT	33,703	354
Legal & General Group PLC	256,939	388
Lloyds Banking Group PLC (b)	420,178	430
Man Group PLC	61,650	284
Marks & Spencer Group PLC	57,887	333
National Grid PLC	130,385	1,124
Next PLC	8,917	275
Old Mutual PLC	191,763	368
Pearson PLC	45,276	712
Petrofac Ltd.	12,834	318
Prudential PLC	86,112	897

	Shares	Value (000)
Randgold Resources Ltd.	8,768	$721
Reckitt Benckiser Group PLC	27,948	1,536
Reed Elsevier PLC	61,867	522
Rexam PLC	28,204	146
Rio Tinto PLC	60,731	4,248
Rolls-Royce Group PLC (b)	84,316	819
Royal Bank of Scotland Group PLC (b)	725,304	442
Royal Dutch Shell PLC, Class A	177,044	5,903
Royal Dutch Shell PLC, Class B	134,988	4,451
RSA Insurance Group PLC	130,488	255
SABMiller PLC	48,911	1,721
Sage Group PLC (The)	75,435	322
Schroders PLC	2,291	66
Scottish & Southern Energy PLC	57,581	1,100
Segro PLC REIT	31,021	139
Serco Group PLC	6,258	54
Severn Trent PLC	19,080	440
Smith & Nephew PLC	127,242	1,342
Smiths Group PLC	18,561	360
Standard Chartered PLC	101,615	2,734
Standard Life PLC	73,267	247
Tesco PLC	308,257	2,043
TI Automotive Class A (b)(c)	1,505	—
Unilever PLC	45,870	1,404
United Utilities Group PLC	7,825	72
Vodafone Group PLC	2,947,213	7,618
Whitbread PLC	10,255	286
Wolseley PLC (b)	2,880	92
WPP PLC	189,880	2,337
Xstrata PLC	58,479	1,373
		96,026
United States (0.0%)
Lend Lease Group	10,624	95
Total Common Stocks (Cost $383,859)		439,915
	No. of Rights
Rights (0.0%)
Brazil (0.0%)
Banco Bradesco SA (b) (Cost $—)	563	3
	No. of Warrants
Warrants (0.0%)
Hong Kong (0.0%)
Henderson Land Development Co., Ltd., expires 6/1/11 (b) (Cost $—)	12,600	3
	Shares
Short-Term Investments (6.1%)
Securities held as Collateral on Loaned Securities (5.8%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	20,356,105	20,356

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (1.3%)
Barclays Capital, Inc. (0.20%, dated 12/31/10, due 1/3/11; proceeds $3,903; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $3,981)	$3,902,866	$3,903
Deutsche Bank Securities, Inc. (0.28%, dated 12/31/10, due 1/3/11; proceeds $2,139; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $2,182)	2,139,428	2,139
		6,042
Total Securities held as Collateral on Loaned Securities (Cost $26,398)		26,398
	Shares
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	1,409,238	1,409
Total Short-Term Investments (Cost $27,807)		27,807
Total Investments (102.6%) (Cost $411,666) including $25,327 of Securities Loaned		467,728
Liabilities in Excess of Other Assets (-2.6%)		(11,901)
Net Assets (100.0%)		$455,827

(a)  All or a portion of this security was on loan at December 31, 2010.

(b)  Non-income producing security.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

@  Value is less than $500.

ADR  American Depositary Receipt

CVA  Certificaten Van Aandelen

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of New York Mellon
	EUR	391	$522	1/20/11	USD	523	$523	$1
	HKD	78,818	10,141	1/20/11	USD	10,142	10,142	1
	USD	1,268	1,268	1/20/11	JPY	105,878	1,304	36
Credit Suisse London Branch
	USD	2,752	2,752	1/20/11	EUR	2,056	2,748	(4)
Deutsche Bank AG London
	AUD	2,553	2,607	1/20/11	USD	2,541	2,541	(66)
	EUR	306	409	1/20/11	USD	410	410	1

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International
	USD	7,279	$7,279	1/20/11	AUD	7,317	$7,469	$190
	USD	1,806	1,806	1/20/11	EUR	1,350	1,803	(3)
JPMorgan Chase
	USD	5,629	5,629	1/20/11	EUR	4,206	5,620	(9)
State Street Bank and Trust Co.
	USD	834	834	1/20/11	GBP	528	824	(10)
UBS AG
	EUR	3,271	4,371	1/20/11	USD	4,326	4,326	(45)
	GBP	1,014	1,582	1/20/11	USD	1,601	1,601	19
	HKD	17,236	2,218	1/20/11	USD	2,218	2,218	— @
	JPY	751,549	9,258	1/20/11	USD	8,914	8,914	(344)
	USD	19,147	19,147	1/20/11	EUR	14,306	19,117	(30)
	USD	1,628	1,628	1/20/11	JPY	135,978	1,675	47
	USD	2,334	2,334	1/20/11	JPY	191,340	2,357	23
			$73,785				$73,592	$(193)

@  —  Value is less than $500.

AUD  —  Australian Dollar

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

USD  —  United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
DAX Index (Germany)	31	$7,174	Mar-11	$(79)
Hang Seng China ENT (Hong Kong)	56	4,561	Jan-11	123
SGX CNX NIFTY (Singapore)	192	2,367	Jan-11	44
				$88

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,334	$—	$—		$2,334
Air Freight & Logistics	1,607	—	—		1,607
Airlines	883	—	—		883
Auto Components	3,463	—	—	†	3,463
Automobiles	15,491	—	—		15,491
Beverages	8,012	—	—		8,012
Biotechnology	306	—	—		306
Building Products	2,821	—	—		2,821
Capital Markets	5,055	—	—		5,055
Chemicals	20,729	—	—		20,729
Commercial Banks	44,928	—	—		44,928
Commercial Services & Supplies	2,012	—	—		2,012
Communications Equipment	4,287	—	—		4,287
Computers & Peripherals	2,202	—	—		2,202
Construction & Engineering	4,714	—	—		4,714
Construction Materials	2,014	—	—		2,014
Consumer Finance	88	—	—		88
Containers & Packaging	705	—	—		705
Distributors	608	—	—		608
Diversified Consumer Services	115	—	—		115
Diversified Financial Services	3,090	—	—	†	3,090
Diversified Telecommunication Services	13,106	—	—		13,106
Electric Utilities	7,152	—	—		7,152
Electrical Equipment	9,057	—	—		9,057
Electronic Equipment, Instruments & Components	6,893	—	—		6,893
Energy Equipment & Services	3,801	—	—		3,801
Food & Staples Retailing	8,712	—	—		8,712
Food Products	18,307	—	—		18,307
Gas Utilities	963	—	—		963
Health Care Equipment & Supplies	3,803	—	—		3,803
Health Care Providers & Services	652	—	—		652
Hotels, Restaurants & Leisure	3,484	—	—		3,484
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Household Durables	$4,443	$—	$—		$4,443
Household Products	2,175	—	—		2,175
Independent Power Producers & Energy Traders	108	—	—		108
Industrial Conglomerates	13,329	—	—		13,329
Information Technology Services	941	—	—		941
Insurance	12,059	—	—		12,059
Internet & Catalog Retail	88	—	—		88
Internet Software & Services	369	—	—		369
Leisure Equipment & Products	631	—	—		631
Life Sciences Tools & Services	115	—	—		115
Machinery	16,430	—	—		16,430
Marine	1,581	—	—		1,581
Media	7,149	—	—		7,149
Metals & Mining	43,155	—	—		43,155
Multi-Utilities	3,467	—	—		3,467
Multiline Retail	1,408	—	—		1,408
Office Electronics	4,128	—	—		4,128
Oil, Gas & Consumable Fuels	35,485	—	—		35,485
Paper & Forest Products	1,861	—	—		1,861
Personal Products	2,022	—	—		2,022
Pharmaceuticals	27,516	—	—		27,516
Professional Services	469	—	—		469
Real Estate Investment Trusts (REITs)	3,880	—	—		3,880
Real Estate Management & Development	10,321	—	—		10,321
Road & Rail	3,613	—	—		3,613
Semiconductors & Semiconductor Equipment	3,095	—	—		3,095
Software	4,757	—	—		4,757
Specialty Retail	3,361	—	—		3,361
Textiles, Apparel & Luxury Goods	7,269	—	—		7,269
Tobacco	5,437	—	—		5,437
Trading Companies & Distributors	6,388	—	—		6,388
Transportation Infrastructure	155	—	—		155
Water Utilities	440	—	—		440
Wireless Telecommunication Services	10,876	—	—		10,876
Total Common Stocks	439,915	—	—	†	439,915

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Rights	$3	$—	$—		$3
Warrants	3	—	—		3
Short-Term Investments
Investment Company	21,765	—	—		21,765
Repurchase Agreements	—	6,042	—		6,042
Total Short-Term Investments	21,765	6,042	—		27,807
Futures Contracts	167	—	—		167
Foreign Currency Exchange Contracts	—	318	—		318
Total Assets	461,853	6,360	—	†	468,213
Liabilities:
Futures Contracts	(79)	—	—		(79)
Foreign Currency Exchange Contracts	—	(536)	—		(536)
Total Liabilities	(79)	(536)	—		(615)
Total	$461,774	$5,824	$—	†	$467,598

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $429,304,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Asian Equity Portfolio

The Asian Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equities securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of 1.90%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index (the "Index") which returned 2.10% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  The Portfolio seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection.

•  The Portfolio will invest primarily in listed equity securities in markets within the Asia ex-Japan universe across the full market-cap range. At the close of the period, the Portfolio had a relative overweight exposure to South Korea and underweight exposures to Singapore and Taiwan.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.1%
Commercial Banks	15.0
Insurance	8.5
Investment Company	7.8
Oil, Gas & Consumable Fuels	6.1
Automobiles	5.8
Semiconductors & Semiconductor Equipment	5.5
Food Products	5.2
Pharmaceuticals	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (99.0%)
China (27.6%)
AIA Group Ltd. (a)	10,600	$30
Belle International Holdings Ltd.	22,000	37
China Construction Bank Corp., Class H	69,000	62
China Mobile Ltd.	3,000	30
China Pacific Insurance Group Co., Ltd., Class H	10,800	45
China Shipping Container Lines Co. Ltd. (a)	88,000	39
Dongfeng Motor Group Co., Ltd., Class H	22,000	38
Ping An Insurance Group Co. of China Ltd., Class H	4,000	45
Tencent Holdings Ltd.	2,700	58
Want Want China Holdings Ltd.	44,000	38
		422
Hong Kong (7.5%)
BOC Hong Kong Holdings Ltd.	9,500	32
Kerry Properties Ltd.	5,500	29
Li & Fung Ltd.	4,000	23
Wharf Holdings Ltd.	4,000	31
		115
India (9.6%)
Dr Reddy's Laboratories Ltd. ADR	1,000	37
HDFC Bank Ltd. ADR	200	34
Infosys Technologies Ltd. ADR	500	38
Reliance Industries Ltd. GDR (b)	803	38
		147
Indonesia (4.7%)
Kalbe Farma Tbk PT	126,000	46
Straits Asia Resources Ltd.	14,000	27
		73
Korea, Republic of (23.7%)
Hyundai Engineering & Construction Co., Ltd. (a)	320	20
Hyundai Heavy Industries Co., Ltd. (a)	69	27
Hyundai Motor Co. (a)	380	58
KB Financial Group, Inc. (a)	550	29
LG Chem Ltd. (a)	115	40
OCI Co., Ltd. (a)	76	22
Samsung Electronics Co., Ltd.	107	90
Samsung Fire & Marine Insurance Co., Ltd.	103	20
Shinhan Financial Group Co., Ltd. (a)	809	38
Woongjin Coway Co., Ltd. (a)	530	19
		363
Malaysia (6.3%)
Axiata Group Bhd (a)	28,500	44
CIMB Group Holdings Bhd	19,000	52
		96
Philippines (2.4%)
SM Investments Corp.	2,920	36
Singapore (2.2%)
Olam International Ltd.	14,000	34

	Shares	Value (000)
Taiwan, Province of China (12.7%)
Asustek Computer, Inc.	4,000	$38
Chimei Innolux Corp. (a)	22,000	30
Hon Hai Precision Industry Co., Ltd.	12,000	48
Uni-President Enterprises Corp.	32,000	48
Yuanta Financial Holding Co., Ltd.	40,000	30
		194
Thailand (2.3%)
PTT PCL NVDR	3,300	35
Total Common Stocks (Cost $1,484)		1,515
Short-Term Investment (8.4%)
Investment Company (8.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $128)	127,658	128
Total Investments (107.4%) (Cost $1,612)		1,643
Liabilities in Excess of Other Assets (-7.4%)		(114)
Net Assets (100.0%)		$1,529

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-Voting Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$96	$—	$—	$96
Capital Markets	30	—	—	30
Chemicals	62	—	—	62
Commercial Banks	247	—	—	247
Computers & Peripherals	38	—	—	38
Construction & Engineering	20	—	—	20
Distributors	23	—	—	23
Electronic Equipment, Instruments & Components	79	—	—	79
Food & Staples Retailing	34	—	—	34
Food Products	86	—	—	86
Household Durables	19	—	—	19
Industrial Conglomerates	36	—	—	36

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Asian Equity Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$38	$—	$—	$38
Insurance	140	—	—	140
Internet Software & Services	59	—	—	59
Machinery	27	—	—	27
Marine	39	—	—	39
Oil, Gas & Consumable Fuels	100	—	—	100
Pharmaceuticals	82	—	—	82
Real Estate Management & Development	60	—	—	60
Semiconductors & Semiconductor Equipment	89	—	—	89
Specialty Retail	37	—	—	37
Wireless Telecommunication Services	74	—	—	74
Total Common Stocks	1,515	—	—	1,515
Short-Term Investment —
Investment Company	128	—	—	128
Total Assets	$1,643	$—	$—	$1,643

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Emerging Markets Portfolio

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 18.49%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned 18.88%.

Factors Affecting Performance

•  Emerging markets ended the year positively with a fourth quarter return of 7.34% (as measured by the MSCI Emerging Markets Net Index), continuing their trend of outperforming the developed markets as measured by the MSCI World Index. For the year, Emerging Europe, Middle East and Africa (EMEA) was the best relative performing region (+23.55%) as South Africa (+34.21%) Turkey (+20.81%) and Russia (+19.07) offset negative performance in Hungary (-9.58%) and the Czech Republic (-2.53%). Positive performance in Emerging Asia (+18.98%) was driven by Thailand (+55.71%), Malaysia (+37.01%) and Indonesia (+33.93%). Performance in Latin America (+14.66%) was led by Peru (+53.32%), Chile (+44.16%) and Colombia (+43.41).

•  The main contributors to the Portfolio's performance relative to the Index during the period included stock selection in India, Brazil, Korea, Egypt and Indonesia. Underweight allocations to China, Brazil and Russia also bolstered relative returns, as did overweight allocations to Thailand and Indonesia.

•  Detracting from relative gains, however, was stock selection in Russia, Taiwan, Mexico, China and Poland. Performance was further hampered by relative underweight positions in Chile, Malaysia, Colombia and Korea, as well as an overweight allocation to Egypt.

Management Strategies

•  In 2010, we positioned the Portfolio to try to capitalize on sources of stable growth in a global environment that we expected would be challenged by sluggish recoveries in much of the developed world, the widespread pulling back of many fiscal stimulus programs, and our concerns about both China's asset price inflation and its slower economic growth in the future. We were overweight in countries such as Indonesia, Poland, the Philippines and Egypt, where we expected domestic demand to remain robust, driven by a number of constructive factors — including low consumer leverage, healthy savings rates, steadily rising income on a per capita basis, and increasing access to credit linked to both accommodative monetary policy and reform benefiting consumers.

•  Toward the end of 2010, we began to decrease our overweight to financials generally as well as our overweight in Turkey and India. We increased our overweight in the Philippines and further decreased our underweight to China. We reduced our financials weighting in anticipation of negative market reaction to rising inflation and the risk of central bank tightening in certain countries. While still positive on Turkey's strong gross domestic product (GDP), we trimmed our overweight on inflation concerns and the risk of central bank tightening, given historically low interest rates. While still positive on India's endogenous economic growth, we decreased our overweight slightly on concerns about inflation, the widening trade deficit and the dependence on capital flows to fund the current account deficit.

•  We were overweight in those countries benefiting from higher growth and improving consumption patterns. This included Indonesia, which has a robust domestic economy that showed positive momentum aided by a low cost of borrowing. The political environment remains positive with the majority-supported president committed to ongoing reforms and investment friendly initiatives. We were also overweight in the Philippines, as we saw domestic confidence gain momentum, exports and overseas worker remittances remained strong, and help in transforming the current account deficit into surplus.

•  In Eastern Europe, we continued to focus on those countries with strong GDP growth, supported by such sustainable drivers as increasing investments, productivity gains and solid balance sheets. In

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Portfolio

Egypt we were encouraged that income per capita, while low, was rising steadily from a very low base, consumers have virtually no leverage and consumption is rising on both income and growing access to credit.

•  In Latin America, we remained underweight in Brazil, where we saw lofty valuations on domestic stocks, a likely deterioration in the outlook for commodities in the next 12 months and possible resumption of the interest rate hiking cycle. We were also underweight in Chile where the post-earthquake economic recovery was sharp, partly due to significant policy support. However, monetary policy normalization has begun and earnings are likely to moderate over the next 12 months.

•  Broadly speaking, as long as the developed market central banks keep real interest rates low, we believe capital should continue to flow to the best growth opportunities. This would allow many emerging markets countries to resume the high level of growth they experienced during the 2003-2007 expansion cycle, which was supported by widespread access to cheap financing. Aside from the short-term impact from the second round of the Federal Reserve's quantitative easing program, the trends shaping the investment universe this year are likely to continue, in our opinion.

•  Within emerging markets, there was an investor bias for quality in 2010. Growth stocks, particularly in the small- to mid-cap range and in the consumer sectors, are increasingly commanding attention within emerging markets. We expect quality growth names to continue to outperform larger, in many cases value-oriented, names.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	18.49%	11.34%	14.78%	10.42%
MSCI Emerging Markets Net Index	18.88	12.78	15.89	10.16
Lipper Emerging Markets Funds Index	20.14	11.25	15.17	—
Portfolio — Class P Shares w/o sales charges(5)	18.20	11.06	14.49	9.49
MSCI Emerging Markets Net Index	18.88	12.78	15.89	8.73
Lipper Emerging Markets Funds Index	20.14	11.25	15.17	8.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Portfolio

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced operations on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	55.3%
Commercial Banks	16.9
Wireless Telecommunication Services	8.1
Oil, Gas & Consumable Fuels	6.9
Metals & Mining	6.7
Food Products	6.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (96.8%)
Argentina (0.2%)
Banco Macro SA ADR	105,550	$5,299
Brazil (11.6%)
Banco do Brasil SA	590,000	11,167
Banco Nacional SA (Preference) (a)(b)	295,998,880	—
BM&F Bovespa SA	2,142,100	16,943
BRF - Brasil Foods SA	1,320,652	21,751
Cia de Bebidas das Americas (Preference) ADR (c)	797,000	24,731
Hypermarcas SA (d)	419,200	5,689
Itau Unibanco Holding SA	252,062	6,042
Itau Unibanco Holding SA (Preference) ADR	1,300,774	31,232
MRV Engenharia e Participacoes SA	831,600	7,820
OGX Petroleo e Gas Participacoes SA (d)	1,035,700	12,478
PDG Realty SA Empreendimentos e Participacoes	2,494,400	15,267
Petroleo Brasileiro SA (Preference)	1,008,572	16,581
Petroleo Brasileiro SA ADR	346,224	12,289
Tim Participacoes SA ADR	171,300	5,848
Ultrapar Participacoes SA (Preference)	90,500	5,730
Vale SA (Preference)	150,084	4,385
Vale SA (Preference) ADR (c)	997,575	30,147
Vale SA ADR (c)	162,400	5,614
Vivo Participacoes SA ADR	449,100	14,636
		248,350
Chile (0.6%)
Antofagasta PLC	483,544	12,153
China (12.9%)
AIA Group Ltd. (d)	4,759,200	13,379
Bank of China Ltd., Class H	24,617,389	12,985
Belle International Holdings Ltd.	7,220,000	12,206
China Coal Energy Co., Class H	6,890,000	10,761
China Construction Bank Corp., Class H	29,142,250	26,132
China Gas Holdings Ltd.	11,970,000	5,221
China Life Insurance Co., Ltd., Class H	2,738,000	11,184
China Mobile Ltd.	1,851,000	18,384
China Oilfield Services Ltd., Class H	4,674,000	10,126
China Pacific Insurance Group Co., Ltd., Class H (c)	2,649,600	11,010
China Resources Power Holdings Co., Ltd.	5,171,900	9,369
China Telecom Corp. Ltd., Class H	20,432,000	10,699
China ZhengTong Auto Services Holdings Ltd. (d)	4,740,000	4,470
CNOOC Ltd.	7,340,000	17,413
Dongfeng Motor Group Co., Ltd., Class H	5,453,000	9,401
Hengan International Group Co., Ltd.	725,000	6,254
JA Solar Holdings Co., Ltd. ADR (c)(d)	760,270	5,261
Netease.com ADR (d)	121,900	4,407
Ping An Insurance Group Co. of China Ltd., Class H	1,060,000	11,851
Shanghai Industrial Holdings Ltd.	2,169,000	9,376
Sohu.com, Inc. (d)	158,500	10,063

	Shares	Value (000)
Tencent Holdings Ltd. (c)	729,500	$15,852
Tsingtao Brewery Co., Ltd., Class H (c)	1,002,000	5,247
Want Want China Holdings Ltd.	9,156,000	8,022
Xinjiang Goldwind Science & Technology Co. Ltd. (d)	3,289,400	6,813
Yanzhou Coal Mining Co. Ltd.	3,698,000	11,299
		277,185
Czech Republic (0.9%)
Komercni Banka AS	77,986	18,454
Egypt (1.9%)
Commercial International Bank Egypt SAE	1,997,070	16,307
Egyptian Financial Group-Hermes Holding	738,217	4,314
Egyptian Financial Group-Hermes Holding GDR	147,669	1,773
Juhayna Food Industries (d)	5,817,381	6,093
Telecom Egypt	3,733,703	11,629
		40,116
Hungary (0.6%)
Richter Gedeon Nyrt	65,167	13,327
India (9.4%)
Asian Paints Ltd.	117,754	7,581
Dr. Reddy's Laboratories Ltd.	331,492	12,327
Engineers India Ltd.	772,443	5,760
Glenmark Pharmaceuticals Ltd.	1,285,390	10,409
HDFC Bank Ltd.	415,337	21,794
Hindalco Industries Ltd.	2,021,516	11,167
IndusInd Bank Ltd.	1,809,598	10,819
Infosys Technologies Ltd.	430,959	33,181
Infrastructure Development Finance Co. Ltd.	2,353,746	9,612
ITC Ltd.	1,400,573	5,470
Jindal Steel & Power Ltd.	441,904	7,037
KSK Energy Ventures Ltd. (d)	1,291,277	3,896
Larsen & Toubro Ltd.	231,698	10,256
Reliance Industries Ltd.	823,811	19,505
Rural Electrification Corp. Ltd.	1,010,383	6,759
Sun TV Network Ltd.	548,695	6,453
Tata Consultancy Services Ltd.	471,314	12,286
Tata Motors Ltd.	262,513	7,681
		201,993
Indonesia (4.3%)
Astra International Tbk PT	3,271,000	19,804
Bank Central Asia Tbk PT	19,830,500	14,086
Golden Agri-Resources Ltd.	17,982,000	11,210
Indofood Sukses Makmur Tbk PT	19,488,000	10,544
Indosat Tbk PT	15,684,500	9,400
Lippo Karawaci Tbk PT	167,074,500	12,609
Perusahaan Gas Negara PT	8,093,500	3,975
Telekomunikasi Indonesia Tbk PT	13,012,500	11,482
		93,110
Korea, Republic of (12.2%)
Amorepacific Corp. (d)	4,713	4,730
Cheil Industries, Inc. (d)	99,994	9,780
Cheil Worldwide, Inc. (d)	588,415	7,181

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
GS Engineering & Construction Corp. (d)	68,167	$6,968
Hana Financial Group, Inc.	150,780	5,753
Hyundai Engineering & Construction Co., Ltd. (d)	84,738	5,398
Hyundai Heavy Industries Co., Ltd. (d)	21,167	8,262
Hyundai Mobis (d)	61,160	15,332
Hyundai Motor Co. (d)	136,824	20,917
Hyundai Steel Co. (d)	44,627	4,896
KB Financial Group, Inc. (d)	314,129	16,607
LG Chem Ltd. (d)	56,369	19,420
LG Display Co., Ltd. (d)	220,500	7,733
LG Display Co., Ltd. ADR (c)(d)	38,500	683
NHN Corp. (d)	48,333	9,667
OCI Co., Ltd. (d)	33,097	9,624
Samsung C&T Corp. (d)	121,586	8,453
Samsung Electronics Co., Ltd.	56,225	47,015
Samsung Electronics Co., Ltd. (Preference)	13,668	7,816
Samsung Fire & Marine Insurance Co., Ltd.	58,200	11,539
Shinhan Financial Group Co., Ltd. (d)	331,676	15,460
Shinsegae Co., Ltd. (d)	11,565	6,257
SSCP Co., Ltd.	318,450	1,347
Woongjin Coway Co., Ltd. (d)	317,562	11,277
		262,115
Lebanon (0.7%)
Banque Audi sal- Audi Saradar Group GDR	890,017	7,992
BLOM Bank SAL GDR	705,280	7,335
		15,327
Malaysia (1.5%)
Axiata Group Bhd (d)	15,418,800	23,752
Sime Darby Bhd	2,989,400	8,531
		32,283
Mexico (5.8%)
America Movil SAB de CV, Class L ADR	746,944	42,830
Desarrolladora Homex SAB de CV ADR (c)(d)	188,166	6,362
Empresas ICA SAB de CV (d)	1,792,600	4,574
Fomento Economico Mexicano SAB de CV ADR	294,300	16,457
Genomma Lab Internacional SA de CV, Class B (d)	3,236,600	7,857
Grupo Financiero Banorte SAB de CV Series O	2,664,900	12,666
Grupo Mexico SAB de CV	2,702,300	11,124
Wal-Mart de Mexico SAB de CV Series V	7,784,300	22,244
		124,114
Peru (1.8%)
Cia de Minas Buenaventura SA ADR	209,690	10,267
Credicorp Ltd.	136,215	16,197
Southern Copper Corp.	250,582	12,213
		38,677
Philippines (2.1%)
Ayala Corp.	920,100	8,275
Metro Pacific Investments Corp.	101,486,000	9,011
Metropolitan Bank & Trust	5,921,150	9,731

	Shares	Value (000)
Philippine Long Distance Telephone Co.	142,420	$8,303
SM Investments Corp.	764,080	9,470
		44,790
Poland (3.4%)
Bank Pekao SA	216,287	13,078
Central European Distribution Corp. (d)	466,004	10,671
Jeronimo Martins SGPS SA	940,720	14,331
Powszechna Kasa Oszczednosci Bank Polski SA	1,277,464	18,706
Telekomunikacja Polska SA	2,745,035	15,161
		71,947
Russia (4.9%)
Alliance Cellulose Ltd. (a)(b)	592,359	—
Federal Hydrogenerating Co. JSC (d)	10,798,078	577
Lukoil OAO ADR	389,942	22,312
Mail.ru Group Ltd. GDR (d)(e)	220,084	7,923
O'Key Group SA GDR (d)(e)	663,999	9,143
Protek (d)	4,148,283	8,697
Sberbank of Russian Federation	11,963,655	40,853
Wimm-Bill-Dann Foods OJSC ADR	470,216	15,503
		105,008
South Africa (7.3%)
AVI Ltd.	2,872,300	13,142
Clicks Group Ltd.	1,811,300	11,917
Impala Platinum Holdings Ltd.	809,100	28,613
Imperial Holdings Ltd.	436,700	8,451
MTN Group Ltd.	1,653,392	33,738
Naspers Ltd., Class N	501,796	29,551
Pick n Pay Stores Ltd. (c)	1,754,348	12,889
SABMiller PLC	512,857	18,337
		156,638
Taiwan, Province of China (8.1%)
Acer, Inc.	3,271,478	10,110
Asustek Computer, Inc.	1,090,800	10,363
AU Optronics Corp. (d)	7,443,130	7,735
Catcher Technology Co. Ltd.	1,259,000	4,664
Chimei Innolux Corp. (d)	6,575,000	9,088
China Steel Corp.	5,855,435	6,728
Formosa Plastics Corp.	3,349,000	11,199
Fubon Financial Holding Co., Ltd.	6,736,933	9,242
Hon Hai Precision Industry Co., Ltd.	6,137,101	24,732
HTC Corp.	521,623	16,101
Kinsus Interconnect Technology Corp.	1,339,000	4,547
Lite-On Technology Corp.	2,333,422	3,209
MStar Semiconductor, Inc. (d)	79,000	761
Taiwan Fertilizer Co., Ltd.	2,292,000	8,569
Taiwan Semiconductor Manufacturing Co., Ltd.	10,859,205	26,444
Uni-President Enterprises Corp.	8,405,500	12,468
Yuanta Financial Holding Co., Ltd.	9,848,000	7,363
		173,323

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Thailand (2.9%)
Kasikornbank PCL (Foreign)	1,145,200	$4,958
Kasikornbank PCL NVDR	3,197,200	13,311
PTT PCL NVDR	1,224,100	12,994
Siam Cement PCL NVDR	1,370,200	15,500
Siam Commercial Bank PCL (Foreign)	1,838,200	6,311
Total Access Communication PCL NVDR	7,227,800	10,070
		63,144
Turkey (2.6%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,015,719	15,394
Coca-Cola Icecek AS	595,844	7,873
TAV Havalimanlari Holding AS (d)	2,732,613	13,238
Tupras Turkiye Petrol Rafinerileri AS	310,276	7,757
Turk Telekomunikasyon AS	2,520,174	10,609
		54,871
United States (1.1%)
Mead Johnson Nutrition Co.	371,770	23,143
Total Common Stocks (Cost $1,581,197)		2,075,367
	No. of Rights
Rights (0.0%)
Brazil (0.0%)
Banco Bradesco SA, expires 1/31/11 (d)	2,739	14
Philippines (0.0%)
Metropolitan Bank & Trust, expires 1/14/11 (d)	619,561	311
Total Rights (Cost $—)		325
	Shares
Investment Company (1.0%)
India (1.0%)
Morgan Stanley Growth Fund (See Note G-2) (d) (Cost $2,779)	14,099,132	21,813
Short-Term Investments (5.7%)
Securities held as Collateral on Loaned Securities (3.1%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	50,980,020	50,980
	Face Amount (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.20%, dated 12/31/10, due 1/3/11; proceeds $9,775; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $9,970)	$9,774	9,774
Deutsche Bank Securities, Inc., (0.28%, dated 12/31/10, due 1/3/11; proceeds $5,358; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $5,465)	5,358	5,358
		15,132
Total Securities held as Collateral on Loaned Securities (Cost $66,112)		66,112

	Shares	Value (000)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $56,771)	56,770,884	$56,771
Total Short-Term Investments (Cost $122,883)		122,883
Total Investments (103.5%) (Cost $1,706,859) Including $83,309 of Securities Loaned		2,220,388
Liabilities in Excess of Other Assets (-3.5%)		(75,176)
Net Assets (100.0%)		$2,145,212

(a)  Security has been deemed illiquid at December 31, 2010.

(b)  At December 31, 2010, the Portfolio held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  All or a portion of security on loan at December 31, 2010.

(d)  Non-income producing security.

(e)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-Voting Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Auto Components	$15,332	$—	$—		$15,332
Automobiles	54,592	—	—		54,592
Beverages	98,709	—	—		98,709
Capital Markets	13,450	—	—		13,450
Chemicals	67,520	—	—		67,520
Commercial Banks	311,605	51,671	—	†	363,276
Communications Equipment	16,101	—	—		16,101
Computers & Peripherals	28,345	—	—		28,345
Construction & Engineering	32,956	—	—		32,956
Construction Materials	15,500	—	—		15,500
Distributors	8,451	—	—		8,451
Diversified Financial Services	59,842	—	—		59,842
Diversified Telecommunication Services	59,579	—	—		59,579

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Electric Utilities	$3,896	$577	$—		$4,473
Electrical Equipment	6,813	—	—		6,813
Electronic Equipment, Instruments & Components	49,971	—	—		49,971
Energy Equipment & Services	10,126	—	—		10,126
Food & Staples Retailing	55,721	—	—		55,721
Food Products	131,020	—	—		131,020
Gas Utilities	9,195	—	—		9,195
Health Care Providers & Services	—	8,697	—		8,697
Household Durables	40,725	—	—		40,725
Household Products	5,690	—	—		5,690
Independent Power Producers & Energy Traders	9,369	—	—		9,369
Industrial Conglomerates	27,378	—	—		27,378
Information Technology Services	45,467	—	—		45,467
Insurance	58,962	—	—		58,962
Internet Software & Services	39,989	—	—		39,989
Machinery	15,943	—	—		15,943
Media	43,186	—	—		43,186
Metals & Mining	144,343	—	—		144,343
Multiline Retail	11,917	—	—		11,917
Oil, Gas & Consumable Fuels	149,120	—	—		149,120
Paper & Forest Products	—	—	—	†	—	†
Personal Products	10,984	—	—		10,984
Pharmaceuticals	43,921	—	—		43,921
Real Estate Management & Development	12,609	—	—		12,609
Semiconductors & Semiconductor Equipment	91,844	—	—		91,844
Specialty Retail	12,205	—	—		12,205
Tobacco	5,470	—	—		5,470
Trading Companies & Distributors	8,453	—	—		8,453
Transportation Infrastructure	13,238	—	—		13,238
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Wireless Telecommunication Services	$174,885	$—	$—		$174,885
Total Common Stocks	2,014,422	60,945	—	†	2,075,367
Rights	14	311			325
Investment Company	21,813	—	—		21,813
Short-Term Investment
Investment Company	107,751	—	—		107,751
Repurchase Agreements	—	15,132	—		15,132
Total Short-Term Investments	107,751	15,132	—		122,883
Total Assets	$2,144,000	$76,388	$—	†	$2,220,388

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $1,101,773,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Advantage Portfolio

The Global Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of 0.10%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index") which returned 0.63% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  In 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. Our focus on free cash flow yield and rising return on capital led us to invest the Portfolio in high-quality names. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Portfolio Composition

Classification	Percentage of Total Investments
Investment Company	45.6%
Other*	37.2
Hotels, Restaurants & Leisure	6.1
Beverages	5.9
Food Products	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
Australia (1.5%)
QR National Ltd. (a)	5,965	$17
Brazil (6.4%)
Cia de Bebidas das Americas	655	17
Natura Cosmeticos SA	1,851	53
		70
Canada (8.7%)
Brookfield Asset Management, Inc., Class A	1,530	51
Canadian National Railway Co.	250	16
Fairfax Financial Holdings Ltd.	70	29
		96
China (4.3%)
China Merchants Holdings International Co., Ltd.	8,000	32
Tingyi Cayman Islands Holding Corp.	6,000	15
		47
France (4.4%)
Edenred (a)	2,084	49
Hong Kong (4.2%)
Li & Fung Ltd.	8,000	46
Mexico (3.1%)
America Movil SAB de CV, Class L ADR	295	17
Fomento Economico Mexicano SAB de CV ADR	300	17
		34
Singapore (4.7%)
Genting Singapore plc (a)	10,000	17
Jardine Matheson Holdings Ltd.	800	35
		52
Switzerland (9.2%)
Nestle SA ADR	847	50
Schindler Holding AG	431	51
		101
United Kingdom (10.5%)
British American Tobacco PLC ADR	432	34
Diageo PLC ADR	447	33
Intertek Group PLC	1,769	49
		116
United States (41.6%)
Amazon.com, Inc. (a)	213	38
Anheuser-Busch InBev ADR	869	50
Apple, Inc. (a)	120	39
Berkshire Hathaway, Inc., Class B (a)	346	28
Costco Wholesale Corp.	385	28
eBay, Inc. (a)	1,371	38
Google, Inc., Class A (a)	64	38
Mead Johnson Nutrition Co.	629	39
Philip Morris International, Inc.	852	50
QEP Resources, Inc.	764	28
Starbucks Corp.	854	27
Thermo Fisher Scientific, Inc. (a)	497	28
Yum! Brands, Inc.	560	27
		458
Total Common Stocks (Cost $1,084)		1,086

	Shares	Value (000)
Short-Term Investment (82.7%)
Investment Company (82.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $911)	911,049	$911
Total Investments (181.3%) (Cost $1,995)		1,997
Liabilities in Excess of Other Assets (-81.3%)		(896)
Net Assets (100.0%)		$1,101

(a)  Non-income producing security.

ADR  American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$117	$—	$—	$117
Computers & Peripherals	39	—	—	39
Distributors	46	—	—	46
Food & Staples Retailing	28	—	—	28
Food Products	104	—	—	104
Hotels, Restaurants & Leisure	121	—	—	121
Industrial Conglomerates	35	—	—	35
Insurance	57	—	—	57
Internet & Catalog Retail	38	—	—	38
Internet Software & Services	76	—	—	76
Life Sciences Tools & Services	28	—	—	28
Machinery	51	—	—	51
Oil, Gas & Consumable Fuels	28	—	—	28
Personal Products	53	—	—	53
Professional Services	49	—	—	49
Real Estate Management & Development	51	—	—	51
Road & Rail	33	—	—	33
Tobacco	83	—	—	83
Transportation Infrastructure	32	—	—	32
Wireless Telecommunication Services	17	—	—	17
Total Common Stocks	1,086	—	—	1,086
Short-Term Investment — Investment Company	911	—	—	911
Total Assets	$1,997	$—	$—	$1,997

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Discovery Portfolio

The Global Discovery Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of -0.30%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index") which returned 0.63% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  In 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. Our focus on free cash flow yield and rising return on capital led us to invest the Portfolio in high-quality names. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Portfolio Composition

Classification	Percentage of Total Investments
Investment Company	46.2%
Other*	40.3
Beverages	6.9
Food Products	6.6
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (89.6%)
Australia (3.7%)
DuluxGroup Ltd.	16,500	$46
Belgium (7.4%)
Anheuser-Busch InBev N.V.	1,601	92
Canada (1.8%)
Toromont Industries Ltd.	737	23
France (7.2%)
Carrefour SA	548	22
Edenred (a)	2,865	68
		90
Germany (4.3%)
Beiersdorf AG	946	53
Greece (5.9%)
Jumbo SA	11,100	73
Italy (1.9%)
Pirelli & C SpA	2,863	23
Spain (3.6%)
Zardoya Otis SA	3,199	45
Sweden (6.0%)
CDON Group AB (a)	5,059	23
Hennes & Mauritz AB, Class B	1,562	52
		75
Switzerland (11.0%)
Nestle SA (Registered)	2,337	137
United Kingdom (3.6%)
Intertek Group PLC	1,620	45
United States (33.2%)
Covanta Holding Corp.	2,634	45
Diana Shipping, Inc. (a)	3,622	44
Dresser-Rand Group, Inc. (a)	1,075	46
Intuitive Surgical, Inc. (a)	262	67
Motorola, Inc. (a)	2,408	92
NVR, Inc. (a)	66	46
PepsiCo, Inc.	787	51
Sherwin-Williams Co. (The)	271	23
		414
Total Common Stocks (Cost $1,118)		1,116
Short-Term Investment (77.0%)
Investment Company (77.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $960)	959,774	960
Total Investments (166.6%) (Cost $2,078)		2,076
Liabilities in Excess of Other Assets (-66.6%)		(830)
Net Assets (100.0%)		$1,246

(a)  Non-income producing security.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$23	$—	$—	$23
Beverages	143	—	—	143
Chemicals	23	—	—	23
Commercial Services & Supplies	45	—	—	45
Communications Equipment	92	—	—	92
Energy Equipment & Services	46	—	—	46
Food & Staples Retailing	22	—	—	22
Food Products	137	—	—	137
Health Care Equipment & Supplies	67	—	—	67
Hotels, Restaurants & Leisure	68	—	—	68
Household Durables	46	—	—	46
Internet & Catalog Retail	23	—	—	23
Leisure Equipment & Products	73	—	—	73
Machinery	68	—	—	68
Marine	44	—	—	44
Metals & Mining	46	—	—	46
Personal Products	53	—	—	53
Professional Services	45	—	—	45
Specialty Retail	52	—	—	52
Total Common Stocks	1,116	—	—	1,116
Short-Term Investment — Investment Company	960	—	—	960
Total Assets	$2,076	$—	$—	$2,076

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.07%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 11.76%.

Factors Affecting Performance

•  The equity market "risk lever" lurched hard to "on" in December after the Obama stimulus and Irish debt packages were unveiled at the beginning of the month, leading the MSCI World Index to a strong finish to a manic-depressive "risk on, risk off" trading year. The December 7.4% return put the Index 11.8% ahead for the year.

•  2010 was also a year that experienced one of the highest levels of stock correlation ever — greater even than that during the Lehman Brothers crisis. Markets have largely responded to three themes — a second round of quantitative easing in the U.S., debt-ridden countries around the European periphery, and BRIC (Brazil, Russia, India, and China) growth — with stocks fluctuating according to their perceived interrelation with these themes, often in contrast to their actual relevance. This is both a source of frustration and opportunity for stock pickers. It is frustrating when stocks are rewarded or punished when longer-term fundamentals (that we obsess over) do not justify such moves. On the other hand, market volatility can often present buying opportunities for investment candidates.

•  The Portfolio posted strong absolute and relative performance over the full year.

•  Although stock selection in consumer discretionary and underweight allocations to the top-performing materials and industrials sectors detracted from performance for the year, this was more than offset by strong stock selection in and the allocation to consumer staples, and the underweight allocation to financials, one of the weakest-performing sectors.

•  The portfolio's underweight in health care and no exposure to the worst performing utilities sector also added to performance for the year.

•  Positive contributors to performance during the period were British American Tobacco, Swedish Match, and Nestle.

•  The largest detractors were Wolters Kluwer, McGraw-Hill and Experian.

Management Strategies

•  During the year, we sold out of Starbucks, Ebay, Fortune Brands, Career Education, Wolters Kluwer and McGraw-Hill. We initiated positions in Mead Johnson, Admiral, Accenture, Microsoft, Visa, Herbalife and Davide Compari.

•  We do remain nervous about the potential contortions of markets subject to the macroeconomic pressures created from the titanic struggle between central banks' quantitative easing and the Western world's need to reduce debt. However, we also remain convinced that finding companies whose long-term fortunes are relatively free from such market disturbance — companies with high return on invested capital, pricing power, high-quality management and a conservative financial structure — are important and vastly underrated attributes in today's hyper-competitive and unpredictable world.

•  We remain focused on the Global Franchise philosophy of investing. We look for companies with high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a concentrated portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Franchise Portfolio

*  Minimum Investment

**  Commenced Operations on November 28, 2001.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	14.07%	6.99%	11.02%
MSCI World Index	11.76	2.43	4.84
Lipper Global Multi-Cap Growth Funds Index	19.93	6.00	7.25
Portfolio — Class P Shares w/o sales charges(4)	13.83	6.72	10.72
MSCI World Index	11.76	2.43	4.84
Lipper Global Multi-Cap Growth Funds Index	19.93	6.00	7.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on November 28, 2001.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.2%
Tobacco	24.3
Food Products	19.0
Household Products	11.1
Beverages	10.5
Information Technology Services	7.9
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
Finland (2.7%)
Kone Oyj, Class B	47,442	$2,637
France (0.3%)
Danone	4,709	296
Italy (1.1%)
Davide Campari-Milano S.p.A.	165,108	1,075
Japan (3.1%)
Kao Corp.	114,900	3,096
Netherlands (1.5%)
Reed Elsevier N.V.	121,683	1,505
Sweden (4.9%)
Swedish Match AB	168,411	4,875
Switzerland (9.9%)
Nestle SA (Registered)	120,211	7,039
Novartis AG (Registered)	48,283	2,838
		9,877
United Kingdom (31.3%)
Admiral Group PLC	94,364	2,229
British American Tobacco PLC	212,542	8,163
Diageo PLC	127,297	2,352
Experian PLC	41,701	519
Imperial Tobacco Group PLC	211,190	6,480
Reckitt Benckiser Group PLC	117,318	6,448
Unilever PLC	159,387	4,878
		31,069
United States (42.2%)
Accenture PLC, Class A	89,191	4,325
Brown-Forman Corp., Class B	14,854	1,034
Dr. Pepper Snapple Group, Inc.	170,999	6,012
Herbalife Ltd.	20,483	1,400
Kellogg Co.	90,785	4,637
Mead Johnson Nutrition Co.	32,838	2,044
Microsoft Corp.	176,901	4,939
Moody's Corp.	96,463	2,560
Philip Morris International, Inc.	77,833	4,556
Procter & Gamble Co. (The)	71,299	4,587
Scotts Miracle-Gro Co. (The), Class A	34,524	1,753
Visa, Inc., Class A	49,852	3,509
Weight Watchers International, Inc.	16,111	604
		41,960
Total Common Stocks (Cost $80,651)		96,390
Short-Term Investment (2.9%)
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G-2) (Cost $2,873)	2,873,019	2,873
Total Investments (99.9%) (Cost $83,524)		99,263
Other Assets in Excess of Liabilities (0.1%)		56
Net Assets (100.0%)		$99,319

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$10,473	$—	$—	$10,473
Chemicals	1,753	—	—	1,753
Diversified Consumer Services	604	—	—	604
Diversified Financial Services	2,560	—	—	2,560
Food Products	18,894	—	—	18,894
Household Products	11,035	—	—	11,035
Information Technology Services	7,834	—	—	7,834
Insurance	2,229	—	—	2,229
Machinery	2,637	—	—	2,637
Media	1,505	—	—	1,505
Personal Products	4,496	—	—	4,496
Pharmaceuticals	2,838	—	—	2,838
Professional Services	519	—	—	519
Software	4,939	—	—	4,939
Tobacco	24,074	—	—	24,074
Total Common Stocks	96,390	—	—	96,390
Short-Term Investment — Investment Company	2,873	—	—	2,873
Total Assets	$99,263	$—	$—	$99,263

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $51,126,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Opportunity Portfolio

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

On May 21, 2010, the Global Opportunity Portfolio acquired the assets/liabilities and adopted the financial and performance history of the Van Kampen Global Growth Fund (the "Predecessor Fund") (the "Reorganization").

Beginning with the fiscal period ended December 31, 2010, the fiscal year end for this Portfolio will be for periods ended December 31. Prior to December 31, 2010, the fiscal year was reported and audited as of March 31. The last audited fiscal year was for the twelve months ended March 31, 2010.

The financial highlights included in this annual report cover the period from April 1, 2010 to December 31, 2010.

For the period from April 1, 2010 to December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 21.51%, net of fees, for Class I shares. During the period, the Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 9.25%, and the MSCI All Country World Growth Index, which returned 11.71%. (Note, the performance of the Portfolio's Class I shares for the period April 1, 2010 to December 31, 2010 reflects, for the period prior to the Reorganization, the historical performance of Class I shares of the Predecessor Fund.)

Factors Affecting Performance

•  Global equity markets were volatile in the period from April 1, 2010 through December 31, 2010, but generally finished the period higher as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was based on a number of factors including the U.S. Federal Reserve's decision to implement a second round of Treasury bond purchases (known as quantitative easing), bailouts for debt-laden Greece and Ireland, and some improved economic data in the U.S. However, serious challenges to global growth remained. Investors continue to wait for a turnaround in the U.S. housing and jobs markets, and government debt at the state and local levels is a major concern. Although the risk of default in the peripheral European countries lessened, investors will be watching how Europe tackles its structural problems. Inflation and runaway growth in emerging market economies also remain a concern.

•  For the reporting period, the Portfolio outperformed the Index. Both stock selection and an overweight in consumer discretionary contributed positively to relative performance, led by exposure to the consumer durables and apparel industry.

•  Both stock selection and an underweight in financials benefited relative performance, particularly in the diversified financials industry.

•  Stock selection in information technology was favorable, although an overweight in the sector dampened relative returns. Within the sector, the software and services industry was the most additive.

•  Conversely, stock selection in health care hampered relative performance, but relative weakness was somewhat mitigated by the benefit of an underweight in the sector. The sector's primary detractor was in the health care equipment and services industry.

•  Both stock selection and an underweight in energy were disadvantageous to relative returns. Within the sector, our exposure to a natural gas producer negatively affected relative performance.

•  Avoidance of telecommunication services stocks also hurt relative performance.

Management Strategies

•  We seek to invest in high-quality established and emerging franchise companies that we believe have sustainable competitive advantages and strong normalized free cash flow yields and are undervalued at the time of investment. We find these companies through rigorous fundamental analysis. We focus on long-term growth rather than short-term events.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Opportunity Portfolio

*  Minimum Investment

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the MSCI All Country World Index(1), the MSCI All Country World Growth Index(2), and the Lipper Global Multi-Cap Growth Funds Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(5)	29.10%	—	—	5.99%
MSCI All Country World Index	12.67	—	—	–3.93
MSCI All Country World Growth Index	15.11	—	—	–3.48
Lipper Global Multi-Cap Growth Funds Index	19.93	—	—	–0.64
Portfolio — Class H Shares w/o sales charges(5)	28.83	—	—	5.77
Portfolio — Class H Shares with maximum sales charges(5)	22.66	—	—	3.80
MSCI All Country World Index	12.67	—	—	–3.93
MSCI All Country World Growth Index	15.11	—	—	–3.48
Lipper Global Multi-Cap Growth Funds Index	19.93	—	—	–0.64
Portfolio — Class L Shares w/o sales charges(5)	28.49	—	—	5.65
MSCI All Country World Index	12.67	—	—	–3.93
MSCI All Country World Growth Index	15.11	—	—	–3.48
Lipper Global Multi-Cap Growth Funds Index	19.93	—	—	–0.64
	Total Returns(4)
	One Year	Five Years	Ten Years	Cumulative Since Inception(6)
Portfolio — Class P Shares w/o sales charges(5)	—	—	—	34.11%
MSCI All Country World Index	—	—	—	21.88
MSCI All Country World Growth Index	—	—	—	24.65
Lipper Global Multi-Cap Growth Funds Index	—	—	—	25.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Portfolio's primary benchmark was changed in June 2010 from the MSCI All Country World Growth Index to the MSCI All Country World Index because the Adviser believes the MSCI All Country World Index is a more appropriate benchmark for the Portfolio.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International All Country (MSCI AC) World Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global growth stocks of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI AC World Growth Index currently consists of 48 country indices comprising 23 developed and 25 emerging market indices. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 10 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for at least one year. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(5)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Opportunity Portfolio

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	68.7%
Internet Software & Services	12.2
Leisure Equipment & Products	7.7
Transportation Infrastructure	6.1
Diversified Consumer Services	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.8%)
Australia (1.6%)
AET&D Holdings No 1 Ltd. (a)(b)(c)	36,846	$—
Lynas Corp. Ltd. (a)	88,363	186
		186
Brazil (9.1%)
BM&F Bovespa SA	24,657	195
Brookfield Incorporacoes SA	91,541	477
CETIP SA - Balcao Organizado de Ativos e Derivativos	28,447	404
		1,076
Canada (4.7%)
Brookfield Asset Management, Inc., Class A	11,907	396
Brookfield Infrastructure Partners LP	7,980	168
		564
Cayman Islands (2.3%)
Greenlight Capital Re Ltd., Class A (a)	10,245	275
China (24.0%)
Baidu, Inc. ADR (a)	5,631	544
China Merchants Holdings International Co., Ltd.	108,954	430
Golden Eagle Retail Group Ltd.	97,000	239
Hengan International Group Co., Ltd.	37,500	324
Home Inns & Hotels Management, Inc. ADR (a)	3,497	143
New Oriental Education & Technology Group, Inc. ADR (a)	4,944	520
Tencent Holdings Ltd.	8,600	187
Wynn Macau Ltd.	92,000	206
Xueda Education Group ADR (a)	9,106	103
Youku.com, Inc. ADR (a)	4,436	155
		2,851
Denmark (4.3%)
DSV A/S	22,888	506
Germany (1.2%)
BASF SE	1,767	141
Hong Kong (1.3%)
Minth Group Ltd.	91,800	151
India (3.2%)
MakeMyTrip Ltd. (a)	3,243	88
Mundra Port and Special Economic Zone Ltd.	89,979	290
		378
Israel (1.3%)
Teva Pharmaceutical Industries Ltd. ADR	2,944	154
Japan (7.7%)
Universal Entertainment Corp. (a)	31,100	909
Switzerland (3.1%)
Kuehne + Nagel International AG (Registered)	1,325	184
Panalpina Welttransport Holding AG (Registered) (a)	1,424	184
		368
United Kingdom (4.6%)
British American Tobacco PLC ADR	3,610	280
Diageo PLC ADR	3,550	264
		544

	Shares	Value (000)
United States (24.4%)
Amazon.com, Inc. (a)	2,672	$481
Apple, Inc. (a)	1,474	475
Cisco Systems, Inc. (a)	3,927	79
Corning, Inc.	9,838	190
Google, Inc., Class A (a)	768	456
Mastercard, Inc., Class A	1,539	345
Monsanto Co.	4,074	284
Omnicom Group, Inc.	4,915	225
Philip Morris International, Inc.	2,831	166
Ultra Petroleum Corp. (a)	4,035	193
		2,894
Total Common Stocks (Cost $7,772)		10,997
Convertible Preferred Stocks (2.3%)
China (1.7%)
Youku.com, Inc. (a)(b)(c)	113,661	200
United States (0.6%)
Better Place, Inc. (a)(b)(c)	26,109	78
Total Convertible Preferred Stocks (Cost $135)		278
Participation Notes (3.0%)
China (3.0%)
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13 (Cost $301)	12,800	356
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $101)	100,924	101
Total Investments (99.0%) (Cost $8,309)		11,732
Other Assets in Excess of Liabilities (1.0%)		121
Net Assets (100.0%)		$11,853

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $278,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$184	$—	$—		$184
Auto Components	151	—	—		151
Beverages	264	—	—		264
Capital Markets	404	—	—		404
Chemicals	425	—	—		425
Communications Equipment	79	—	—		79
Computers & Peripherals	475	—	—		475
Diversified Consumer Services	623	—	—		623
Diversified Financial Services	195	—	—		195
Electric Utilities	168	—	—	†	168
Electronic Equipment, Instruments & Components	190	—	—		190
Hotels, Restaurants & Leisure	349	—	—		349
Household Durables	477	—	—		477
Information Technology Services	345	—	—		345
Insurance	275	—	—		275
Internet & Catalog Retail	481	—	—		481
Internet Software & Services	1,430	—	—		1,430
Leisure Equipment & Products	909	—	—		909
Marine	184	—	—		184
Media	225	—	—		225
Metals & Mining	186	—	—		186
Multiline Retail	239	—	—		239
Oil, Gas & Consumable Fuels	193	—	—		193
Personal Products	324	—	—		324
Pharmaceuticals	154	—	—		154
Real Estate Management & Development	396	—	—		396
Road & Rail	506	—	—		506
Tobacco	446	—	—		446
Transportation Infrastructure	720	—	—		720
Total Common Stocks	10,997	—	—	†	10,997
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stocks	$—	$—	$278	$278
Participation Note	356	—	—	356
Short-Term Investment — Investment Company	101	—	—	101
Total Assets	$11,454	$—	$278	$11,732

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks	Convertible Preferred Stocks (000)
Balance as of 12/31/09	$78	$—
Accrued discounts/premiums		—
Realized gain (loss)		—
Change in unrealized appreciation (depreciation)		143
Net purchases (sales)	(78)	135
Transfers in for Level 3		—
Transfers out of Level 3		—
Balance as of 12/31/10	$—	$278
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—	$143

†  Includes one or more securities valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 20.22%, net of fees, for Class I shares. The Portfolio's Class I shares performed in-line with its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 20.17%, and outperformed the MSCI World Index, which returned 11.76%.

Factors Affecting Performance

•  The global real estate securities market gained 20.17% in the 12-month period ending December 31, 2010, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors, but is still down approximately 25% from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. After declining in January on concerns over the sustainability of the global economic recovery, continued fiscal difficulties in Greece and new banking regulations in the U.S., the global real estate securities market posted significant gains through April. The gains appeared to be driven by an improved global economic outlook and continued improvements in capital market conditions. Subsequently, the sector declined through June along with the broader equity markets, which fell on concerns over the sustainability of the global economic recovery and the European sovereign debt crisis. For the remainder of the period, share prices appeared to be mostly influenced by the rally in the equity market.

•  Among the three regional portfolios, the U.S. and Asian portfolios contributed to performance while the European portfolio detracted. Global allocation among the regional portfolios and cash held in the Portfolio detracted. In Asia, the Portfolio benefited from stock selection in Hong Kong and Singapore; this was partially offset by the impact of stock selection in Japan. In Europe, the Portfolio benefited from stock selection in France and the Netherlands and the underweight to Belgium; this was offset by the effects of stock selection within and the overweight to the U.K. and the underweight to Sweden. In the U.S, the Portfolio benefited from stock selection within and the overweight to the hotel and apartment sectors, and stock selection in the office sector; this was partially offset by the impact of stock selection in the shopping center sector.

Management Strategies

•  The Portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2010, the Portfolio was overweight in the Asian listed property sector, modestly overweight in the European listed property sector and underweight in the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We expect underlying property fundamentals and values for prime assets in key markets within Hong Kong to experience stronger improvements than other markets given relatively low vacancy, strong tenant demand and limited new supply over the next few years. The Hong Kong REOCs ended the period trading at meaningful discounts to NAV after adjusting for NAV growth based on continued strong rental growth for the office and retail sectors. In Japan, rents and occupancy, which have reached trough levels, are expected to have stabilized for prime assets in the major wards in Central Tokyo. The Japanese REOCs traded at the widest discounts to NAV on a global basis, even after recent share

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Real Estate Portfolio

price gains. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which have more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight in the Australian LPT (listed property trust) sector, which traded at modest discounts to NAV.

•  In Europe, the Portfolio was overweight in the U.K. and underweight in the Continent. Valuations on the Continent ended the period trading at a premium to NAV based on reported NAVs, which only reflect marginal asset value declines since the start of the credit crisis. Valuations in the U.K. continued to trade at a discount to reported NAVs, which have started to recover after experiencing significant declines since June 2007.

•  The Portfolio was underweight the U.S., which traded at a premium to NAVs which reflect an approximate 20% decline in asset values from peak levels. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and underweight to companies concentrated in the ownership of industrial, suburban office and health care assets.

•  In contrast to the relatively more stable outlook for underlying property fundamentals and valuations in most markets in Asia, prospects for underlying property fundamentals in the U.S. and Europe remain uncertain, although asset values appear to be recovering from trough levels on the back of continued improvements in capital market conditions. A key issue remains achieving greater clarity on asset values. There continued to be only modest product available for sale, with the number of buyers far exceeding the number of sellers, and liquidity continues to build on the sidelines. It is noteworthy that the performance gap between prime and secondary assets continues to widen. For prime assets with a stable income stream, the market is witnessing stronger investor demand at increasingly aggressive bids. In addition, these assets are generally benefiting from relatively more favorable underlying property fundamentals. In contrast, for secondary assets, the wide bid-ask spread appears to be a key factor for the stagnant investment market, and underlying property fundamentals for these assets are generally weaker. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, the magnitude of asset value declines has narrowed from previous expectations. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

*  Minimum Investment

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One Year	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	20.22%	0.16%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–1.41
MSCI World Index	11.76	0.68
Lipper Global Real Estate Funds Average	19.03	–2.46
Portfolio — Class P Shares w/o sales charges(5)	19.90	–0.12
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–1.41
MSCI World Index	11.76	0.68
Lipper Global Real Estate Funds Average	19.03	–2.46
Portfolio — Class H Shares w/o sales charges(6)	19.96	–2.41
Portfolio — Class H Shares with maximum 4.75% sales charges	14.27	–3.99
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–4.65
MSCI World Index	11.76	–4.65
Lipper Global Real Estate Funds Average	19.03	–3.96
Portfolio — Class L Shares w/o sales charges(7)	19.26	–1.58
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–2.86
MSCI World Index	11.76	–3.20
Lipper Global Real Estate Funds Average	19.03	–2.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced operations on January 2. 2008.

(7)  Commenced operations on June 16, 2008.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	38.7%
Retail	19.2
Other*	18.2
Office	12.1
Residential	11.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Australia (6.7%)
CFS Retail Property Trust REIT	3,853,089	$6,936
Commonwealth Property Office Fund REIT	3,662,169	3,109
Dexus Property Group REIT	1,151,163	936
GPT Group REIT	2,795,469	8,406
Mirvac Group REIT	2,593,379	3,249
Stockland REIT	3,719,258	13,695
Westfield Group REIT	3,908,096	38,293
Westfield Retail Trust REIT (a)	4,942,307	12,991
		87,615
Austria (0.1%)
Atrium European Real Estate Ltd.	152,187	889
Conwert Immobilien Invest SE	34,167	491
		1,380
Belgium (0.1%)
Befimmo SCA Sicafi REIT	17,254	1,413
Brazil (0.4%)
BR Malls Participacoes SA	263,980	2,720
BR Properties SA	187,600	2,052
		4,772
Canada (1.3%)
Boardwalk REIT	111,530	4,627
Extendicare REIT	196,210	1,811
RioCan REIT	500,485	11,074
		17,512
China (4.4%)
Agile Property Holdings Ltd. (e)	448,000	659
China Overseas Land & Investment Ltd. (e)	11,732,240	21,705
China Resources Land Ltd. (e)	10,811,000	19,750
Guangzhou R&F Properties Co., Ltd., Class H (e)	7,041,500	10,074
Poly Hong Kong Investments Ltd. (e)	1,541,000	1,507
Shimao Property Holdings Ltd. (e)	1,932,000	2,918
		56,613
Finland (0.2%)
Citycon Oyj	380,850	1,568
Sponda Oyj	127,701	662
		2,230
France (3.9%)
Fonciere Des Regions REIT	31,914	3,088
Gecina SA REIT	14,890	1,638
ICADE REIT	62,618	6,389
Klepierre REIT	192,080	6,929
Mercialys SA REIT	47,800	1,795
Societe de la Tour Eiffel REIT	10,217	791
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	16,151	2,000
Unibail-Rodamco SE REIT	141,361	27,957
		50,587

	Shares	Value (000)
Germany (0.4%)
Alstria Office AG REIT	182,644	$2,563
Deutsche Euroshop AG	62,420	2,417
		4,980
Hong Kong (15.6%)
Hang Lung Properties Ltd.	3,743,000	17,504
Henderson Land Development Co., Ltd.	1,914,440	13,054
Hongkong Land Holdings Ltd.	5,405,000	39,024
Hysan Development Co., Ltd.	2,200,544	10,362
Kerry Properties Ltd.	3,481,720	18,141
Sino Land Co., Ltd.	2,093,719	3,917
Sun Hung Kai Properties Ltd.	4,722,712	78,441
Wharf Holdings Ltd.	2,912,000	22,403
		202,846
Italy (0.3%)
Beni Stabili S.p.A.	4,836,745	4,091
Japan (10.0%)
Japan Real Estate Investment Corp. REIT	537	5,569
Mitsubishi Estate Co., Ltd.	2,435,000	45,167
Mitsui Fudosan Co., Ltd.	1,943,000	38,745
Nippon Building Fund, Inc. REIT	685	7,028
NTT Urban Development Corp.	3,050	3,006
Sumitomo Realty & Development Co., Ltd.	1,272,000	30,378
		129,893
Malta (0.0%)
BGP Holdings PLC (a)(b)	12,867,024	—
Netherlands (1.2%)
Corio N.V. REIT	118,417	7,598
Eurocommercial Properties N.V. CVA REIT	108,638	5,001
ProLogis European Properties (a)	315,362	2,027
Vastned Retail N.V. REIT	4,621	321
Wereldhave N.V. REIT	12,477	1,218
		16,165
Singapore (3.0%)
CapitaCommercial Trust REIT	1,836,000	2,146
CapitaLand Ltd.	5,888,000	17,021
CapitaMall Trust REIT	1,820,000	2,765
CapitaMalls Asia Ltd.	1,271,000	1,921
City Developments Ltd.	546,000	5,344
Keppel Land Ltd.	1,716,705	6,421
Suntec REIT	2,385,000	2,788
		38,406
Sweden (0.4%)
Atrium Ljungberg AB, Class B	74,884	963
Castellum AB	56,117	764
Hufvudstaden AB, Class A	347,507	4,059
		5,786
Switzerland (0.9%)
PSP Swiss Property AG (Registered) (a)	110,411	8,857
Swiss Prime Site AG (Registered) (a)	37,069	2,765
		11,622

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United Kingdom (6.5%)
Big Yellow Group PLC REIT	691,427	$3,777
British Land Co. PLC REIT	1,478,257	12,088
Capital & Counties Properties PLC (a)	306,756	721
Capital & Regional PLC (a)	3,117,210	1,567
Capital Shopping Centres Group REIT	726,270	4,729
Derwent London PLC REIT	186,276	4,533
Development Securities PLC	298,779	1,048
Grainger PLC	2,216,656	3,653
Great Portland Estates PLC REIT	375,983	2,115
Hammerson PLC REIT	1,605,607	10,444
Land Securities Group PLC REIT	1,404,143	14,755
LXB Retail Properties PLC (a)	1,803,389	2,777
Metric Property Investments PLC REIT (a)	769,278	1,289
Minerva PLC (a)	1,141,048	1,410
Quintain Estates & Development PLC (a)	2,468,796	1,617
Safestore Holdings PLC	1,787,848	3,624
Segro PLC REIT	1,335,680	5,964
Shaftesbury PLC REIT	157,628	1,101
ST Modwen Properties PLC	1,091,004	2,807
Unite Group PLC (a)	1,388,363	4,201
		84,220
United States (36.6%)
Acadia Realty Trust REIT	281,980	5,143
AMB Property Corp. REIT	452,471	14,348
American Campus Communities, Inc. REIT	26,450	840
Apartment Investment & Management Co., Class A REIT	39,840	1,029
Assisted Living Concepts, Inc., Class A (a)	114,449	3,723
AvalonBay Communities, Inc. REIT	157,490	17,726
BioMed Realty Trust, Inc. REIT	66,930	1,248
Boston Properties, Inc. REIT	243,165	20,937
BRE Properties, Inc. REIT	11,060	481
Brookfield Properties Corp.	892,926	15,653
Cabot Industrial Value Fund III, LP (a)(b)(c)(d)	2,980	1,490
Camden Property Trust REIT	250,583	13,526
Capital Senior Living Corp. (a)	76,730	514
Colony Financial, Inc. REIT	1,216	24
CommonWealth REIT	78,330	1,998
Coresite Realty Corp.	145,990	1,991
Cousins Properties, Inc. REIT	864,305	7,208
CreXus Investment Corp. REIT	65,110	853
DCT Industrial Trust, Inc. REIT	547,420	2,907
Digital Realty Trust, Inc. REIT	125,660	6,477
Douglas Emmett, Inc. REIT	118,960	1,975
Duke Realty Corp. REIT	245,160	3,055
Equity Lifestyle Properties, Inc. REIT	156,651	8,761
Equity Residential REIT	900,243	46,768
Exeter Industrial Value Fund, LP (a)(b)(c)(d)	1,500,000	1,230
Federal Realty Investment Trust REIT	79,974	6,232
Forest City Enterprises, Inc., Class A (a)	977,075	16,307
General Growth Properties, Inc. REIT	803,960	12,445
HCP, Inc. REIT	626,426	23,046
Healthcare Realty Trust, Inc. REIT	356,547	7,548

	Shares	Value (000)
Host Hotels & Resorts, Inc. REIT	1,746,439	$31,209
Hudson Pacific Properties, Inc. REIT	103,960	1,565
Keystone Industrial Fund II, LP (a)(b)(c)(d)	1,518,750	1,623
Kite Realty Group Trust REIT	72,390	392
Lexington Realty Trust REIT	26,230	209
Liberty Property Trust REIT	126,159	4,027
LTC Properties, Inc. REIT	24,380	685
Macerich Co. (The) REIT	93,440	4,426
Mack-Cali Realty Corp. REIT	375,788	12,424
Nationwide Health Properties, Inc. REIT	33,000	1,201
Parkway Properties Inc. REIT	57,388	1,005
Post Properties, Inc. REIT	83,261	3,022
PS Business Parks, Inc. REIT	47,733	2,660
Public Storage REIT	203,185	20,607
Regency Centers Corp. REIT	572,361	24,177
Retail Opportunity Investments Corp.	305,783	3,030
Senior Housing Properties Trust REIT	357,222	7,837
Simon Property Group, Inc. REIT	537,274	53,453
Sovran Self Storage, Inc. REIT	21,819	803
Starwood Hotels & Resorts Worldwide, Inc.	309,525	18,813
Starwood Property Trust, Inc. REIT	236,940	5,089
Taubman Centers, Inc. REIT	39,895	2,014
Ventas, Inc. REIT	90,370	4,743
Vornado Realty Trust REIT	290,401	24,199
Winthrop Realty Trust REIT	109,270	1,398
		476,094
Total Common Stocks (Cost $1,107,160)		1,196,225
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $35,380)	35,379,687	35,380
Total Short-Term Investments (Cost $35,380)		35,380
Total Investments (94.7%) (Cost $1,142,540)		1,231,605
Other Assets in Excess of Liabilities (5.3%)		68,512
Net Assets (100.0%)		$1,300,117

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $4,343,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Cabot Industrial Value Fund III, LP was acquired between 12/08 - 12/10 and has a current cost basis of $1,490,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 7/10 and has a current cost basis of $1,500,000. Keystone Industrial Fund II, LP was acquired between 1/09 - 12/10 and has a current cost basis of $1,519,000. At December 31, 2010, these securities had an aggregate market value of $4,343,000 representing 0.3% of net assets.

(d)  Security has been deemed illiquid at December 31, 2010.

(e)  Security trades on the Hong Kong exchange.

CVA  Certificaten Van Aandelen

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$476,833	$—	$—		$476,833
Health Care	51,108	—	—		51,108
Industrial	25,245	—	4,343		29,588
Industrial/Office	10,630	—	—		10,630
Lodging/Resorts	50,022	—	—		50,022
Office	149,082	—	—		149,082
Residential	145,299	—	—		145,299
Retail	236,216	—	—		236,216
Self Storage	28,811	—	—		28,811
Specialty	18,636	—	—	†	18,636
Total Common Stocks	1,191,882	—	4,343		1,196,225
Short-Term Investments — Investment Companies	35,380	—	—		35,380
Total Assets	$1,227,262	$—	$4,343		$1,231,605

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $689,478,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/09	$1,591
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	224
Net purchases (sales)	2,528
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$4,343
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$224

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Advantage Portfolio

The International Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of -0.10%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World — ex-U.S. Index (the "Index") which returned 1.10% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•   In 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. Our focus on free cash flow yield and rising return on capital led us to invest the Portfolio in high-quality names. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.6%
Investment Company	25.5
Beverages	12.2
Food Products	11.5
Tobacco	8.7
Road & Rail	6.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Australia (2.1%)
QR National Ltd. (a)	11,289	$32
Belgium (5.3%)
Anheuser-Busch InBev N.V.	1,378	79
Brazil (3.3%)
BM&F Bovespa SA	6,301	50
Canada (8.5%)
Brookfield Asset Management, Inc., Class A	1,691	56
Brookfield Infrastructure Partners LP	1,916	40
Canadian National Railway Co.	472	32
		128
China (17.9%)
China Merchants Holdings International Co., Ltd.	18,000	71
Hengan International Group Co., Ltd.	6,500	56
New Oriental Education & Technology Group, Inc. ADR (a)	443	47
Tingyi Cayman Islands Holding Corp.	18,000	46
Want Want China Holdings Ltd.	55,000	48
		268
Denmark (4.4%)
DSV A/S	2,950	65
Finland (2.1%)
Kone Oyj, Class B	571	32
France (7.3%)
Danone	628	40
LVMH Moet Hennessy Louis Vuitton SA	191	31
Pernod-Ricard SA	416	39
		110
Germany (2.1%)
Adidas AG	486	32
Hong Kong (2.3%)
Li & Fung Ltd.	6,000	35
Israel (4.2%)
Teva Pharmaceutical Industries Ltd. ADR	1,215	63
Mexico (2.1%)
Coca-Cola Femsa SAB de CV ADR	377	31
Norway (2.2%)
Telenor ASA	1,988	32
Switzerland (11.7%)
Kuehne + Nagel International AG (Registered)	345	48
Nestle SA (Registered)	1,609	95
Schindler Holding AG	272	32
		175
United Kingdom (19.6%)
British American Tobacco PLC	2,024	78
Diageo PLC	5,035	93
Imperial Tobacco Group PLC	1,508	46
Reckitt Benckiser Group PLC	701	38
Tesco PLC	5,817	39
		294

	Shares	Value (000)
United States (3.2%)
Philip Morris International, Inc.	806	$47
Total Common Stocks (Cost $1,475)		1,473
Short-Term Investment (33.6%)
Investment Company (33.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $503)	503,305	503
Total Investments (131.9%) (Cost $1,978)		1,976
Liabilities in Excess of Other Assets (-31.9%)		(478)
Net Assets (100.0%)		$1,498

(a)  Non-income producing security.

ADR  American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$242	$—	$—	$242
Distributors	35	—	—	35
Diversified Consumer Services	47	—	—	47
Diversified Financial Services	50	—	—	50
Diversified Telecommunication Services	32	—	—	32
Electric Utilities	40	—	—	40
Food & Staples Retailing	39	—	—	39
Food Products	228	—	—	228
Household Products	39	—	—	39
Machinery	64	—	—	64
Marine	48	—	—	48
Personal Products	56	—	—	56
Pharmaceuticals	64	—	—	64
Real Estate Management & Development	56	—	—	56
Road & Rail	128	—	—	128
Textiles, Apparel & Luxury Goods	63	—	—	63
Tobacco	171	—	—	171
Transportation Infrastructure	71	—	—	71
Total Common Stocks	1,473	—	—	1,473

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Advantage Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investment — Investment Company	$503	$—	$—	$503
Total Assets	$1,976	$—	$—	$1,976

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Equity Portfolio

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.08%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 7.75%.

Factors Affecting Performance

•  Equity markets performed strongly in December after the Obama stimulus and Irish debt packages were unveiled at the beginning of the month. The Index returned 8.1% in December, enhanced by the almost 3% U.S. dollar depreciation against local market currencies, leading the Index to finish the year strongly, with a 7.8% gain for the 12-month review period. Over the month, sectors sensitive to commodities, principally materials and energy, performed well, alongside industrials and financials. Lower beta telecommunications, health care and utilities predictably lagged, as did consumer staples, a sector where the Portfolio is considerably overweight.

•  For the year, eight out of the 10 sectors of the Index finished in positive territory. Industrials, consumer discretionary, materials and information technology outperformed the Index while telecoms, health care and energy underperformed. The lower-beta sectors of telecoms and health care lagged. The energy sector also underperformed, while utilities and financials were the worst-performing sectors for the 12-month period.

•  The Portfolio registered slight relative outperformance over the month and final quarter, but moderately underperformed the Index for the full year. For the period overall, the effect of the Portfolio's strong stock selection in and underweight to financials (particularly banks and insurance companies) was the biggest contributor to relative performance. This was followed by stock selection in industrials and the overweight to consumer staples.

•  The Portfolio's stock selection in and underweight to materials (underweight hard commodities and exposure to construction) and consumer discretionary (underweight European autos) were the largest detractors on a relative basis for the 12-month period.

•  In addition, the Portfolio had a hedge out of the U.K. pound and into the euro mid-year using currency forwards. This detracted from performance during the 12-month period.

Management Strategies

•  2010 was not, in sum, rewarding for the Portfolio in terms of adding substantial relative performance, but there have been fairly significant changes to its overall shape that we hope have set it up well for the future.

•  By far the most significant shift in our aggregate exposure has been the increase in financials from just under 12% of the Portfolio at the beginning of 2010 to just short of 20% at its end, though we still remain underweight relative to the Index. The bulk of this increase has been in European financial stocks, particularly in the area of European insurers, which we believe have minimal exposure to potential sovereign debt problems in the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain). By our analysis, these insurers' main asset risk is to the far-healthier corporate debt sector. Additionally, we believe that the managements of European insurers are now focusing on generating higher returns and producing cash, while the market is still ignoring this attribute in favor of concentrating on earnings or book-related valuations.

•  Similarly, we have built positions in a number of European banks whose quality, which we judged in terms of capital resilience and profitability supported by a defendable franchise and superior management, is unrecognized in their valuation. While concerns on banks' sovereign bond holdings have worsened, we believe their other key fundamentals have improved significantly over the last year — their capital positions are stronger, the rules of the Basel III regulatory regime are clearer and are to be implemented more slowly than expected, and profitability on lending activity has risen sharply, notably in the U.K.

•  On the other hand, our appetite for stocks whose valuations are inflated by their actual or perceived

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Equity Portfolio

association with emerging markets remains low. We absolutely do not dispute the notion that the emerging markets will likely remain the driver of both consumer and corporate demand over the medium term, but we have always tried to discriminate between companies that have durable franchises to exploit that demand and those that do not. Generally speaking, we have maintained or increased our allocations to our high-quality defensively positioned companies, particularly if they have clear growth trajectories, and funded this allocation from some of the better performing cyclical names, particularly in Europe.

•  Finally, we remain nervous of the potential contortions of markets subject to the sorts of macroeconomic pressures created from the titanic struggle between central banks' quantitative easing and the Western world's need to reduce debt. Further volatility from the bond market, currency market or commodity market is likely. We remain convinced that companies whose fortunes are relatively free from vulnerability to such market disturbance, with pricing power, high-quality management and a conservative financial structure have important and vastly under-valued attributes in today's hyper-competitive and unpredictable world.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	6.08%	3.02%	5.48%	9.36%
MSCI EAFE Index	7.75	2.46	3.50	4.44
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	6.77
Portfolio — Class P Shares w/o sales charges(5)	5.78	2.76	5.23	8.43
MSCI EAFE Index	7.75	2.46	3.50	4.70
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	5.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index curently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Equity Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	51.3%
Commercial Banks	10.2
Pharmaceuticals	9.1
Food Products	7.7
Oil, Gas & Consumable Fuels	7.7
Tobacco	7.1
Insurance	6.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Australia (3.4%)
AMP Ltd. (a)	8,977,114	$48,572
Orica Ltd.	287,134	7,313
Santos Ltd.	4,628,488	62,252
WorleyParsons Ltd.	1,058,146	28,940
		147,077
Canada (0.9%)
Cenovus Energy, Inc. (a)	747,540	25,021
EnCana Corp. (a)	469,184	13,727
		38,748
France (7.7%)
ArcelorMittal (a)	784,257	29,742
France Telecom SA	1,495,085	31,157
Legrand SA	1,730,094	70,456
Sanofi-Aventis SA	825,201	52,765
Societe Generale	928,617	49,910
Total SA	397,480	21,060
Vallourec SA	740,711	77,799
		332,889
Germany (3.0%)
Bayer AG	1,118,598	82,661
E.ON AG	1,014,046	31,079
Esprit Holdings Ltd.	3,468,543	16,511
		130,251
Ireland (1.5%)
CRH PLC	3,172,832	65,718
Italy (1.1%)
ENI S.p.A.	2,178,782	47,574
Japan (25.1%)
Asatsu-DK, Inc. (a)	629,685	17,187
Astellas Pharma, Inc. (a)	674,300	25,705
Chiba Bank Ltd. (The)	2,351,000	15,289
Hitachi Ltd.	4,241,000	22,618
Hoya Corp.	2,566,200	62,330
Inpex Corp.	5,060	29,635
Kao Corp.	1,251,500	33,727
Keyence Corp.	315,610	91,429
Mitsubishi Corp.	2,874,500	77,819
Mitsubishi Electric Corp.	5,447,000	57,160
Mitsubishi Estate Co., Ltd.	2,295,000	42,570
Mitsui OSK Lines Ltd.	4,467,391	30,483
MS&AD Insurance Group Holdings	1,869,800	46,866
NGK Spark Plug Co., Ltd.	3,512,000	53,898
Nitto Denko Corp.	940,600	44,313
NTT DoCoMo, Inc.	14,523	25,365
Sekisui House Ltd.	5,623,000	56,860
Sumitomo Mitsui Financial Group, Inc.	1,587,232	56,537
Sumitomo Trust & Banking Co., Ltd. (The)	8,621,000	54,366
T&D Holdings, Inc.	881,550	22,367
Taiyo Nippon Sanso Corp.	1,952,000	17,238
TDK Corp.	400,900	27,899

	Shares	Value (000)
Tokyo Electron Ltd.	1,284,000	$81,288
Toyota Motor Corp.	2,138,900	84,829
		1,077,778
Netherlands (5.2%)
Akzo Nobel N.V.	1,016,883	63,167
Unilever N.V. CVA	5,214,148	162,346
		225,513
Spain (1.9%)
Banco Santander SA	4,524,721	47,936
Telefonica SA	1,385,713	31,414
		79,350
Switzerland (12.5%)
Holcim Ltd. (Registered)	1,169,670	88,382
Nestle SA (Registered)	2,866,526	167,853
Novartis AG (Registered)	1,906,502	112,045
Roche Holding AG (Genusschein)	818,467	119,925
UBS AG (Registered) (b)	3,081,853	50,595
		538,800
United Kingdom (34.3%)
Admiral Group PLC	1,028,222	24,287
Barclays PLC	19,831,723	80,901
BG Group PLC	3,629,429	73,336
BHP Billiton PLC	1,357,540	53,993
BP PLC	7,934,665	57,593
British American Tobacco PLC	3,933,029	151,061
Bunzl PLC	3,915,701	43,895
Hays PLC	30,403,418	61,101
HSBC Holdings PLC	8,937,268	90,725
Imperial Tobacco Group PLC	5,016,355	153,917
Legal & General Group PLC	30,596,586	46,153
Lloyds Banking Group PLC (b)	40,590,895	41,578
National Grid PLC	2,321,473	20,015
Prudential PLC	10,682,527	111,256
Reckitt Benckiser Group PLC	2,246,584	123,468
Reed Elsevier PLC	4,899,682	41,366
Scottish & Southern Energy PLC	3,489,971	66,655
Smiths Group PLC	2,642,882	51,301
Travis Perkins PLC	2,417,661	39,880
Vodafone Group PLC	27,116,016	70,095
WM Morrison Supermarkets PLC	12,088,012	50,433
Xstrata PLC	913,555	21,443
		1,474,452
United States (1.4%)
Dr. Pepper Snapple Group, Inc.	1,649,405	57,993
Total Common Stocks (Cost $3,691,822)		4,216,143
Short-Term Investments (4.1%)
Securities held as Collateral on Loaned Securities (2.1%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	68,050,863	68,051

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.5%)
Barclays Capital, Inc. (0.20%, dated 12/31/10, due 1/3/11; proceeds $13,048; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $13,308)	$13,047	$13,047
Deutsche Bank Securities, Inc. (0.28%, dated 12/31/10, due 1/3/11; proceeds $7,152; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $7,295)	7,152	7,152
		20,199
Total Securities held as Collateral on Loaned Securities (Cost $88,250)		88,250
	Shares
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $87,270)	87,270,234	87,270
Total Short-Term Investments (Cost $175,520)		175,520
Total Investments (102.1%) (Cost $3,867,342) Including $84,730 of Securities Loaned		4,391,663
Liabilities in Excess of Other Assets (-2.1%)		(90,668)
Net Assets (100.0%)		$4,300,995

(a)  All or a portion of this security was on loan at December 31, 2010.

(b)  Non-income producing security.

CVA  Certificaten Van Aandelen

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$53,898	$—	$—	$53,898
Automobiles	84,829	—	—	84,829
Beverages	57,993	—	—	57,993
Capital Markets	50,595	—	—	50,595
Chemicals	132,031	—	—	132,031
Commercial Banks	437,242	—	—	437,242
Construction Materials	154,100	—	—	154,100
Diversified Telecommunication Services	62,571	—	—	62,571
Electric Utilities	97,734	—	—	97,734
Electrical Equipment	127,616	—	—	127,616

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Electronic Equipment, Instruments & Components	$204,276	$—	$—	$204,276
Energy Equipment & Services	28,940	—	—	28,940
Food & Staples Retailing	50,433	—	—	50,433
Food Products	330,199	—	—	330,199
Household Durables	56,860	—	—	56,860
Household Products	123,468	—	—	123,468
Industrial Conglomerates	51,301	—	—	51,301
Insurance	299,501	—	—	299,501
Machinery	77,799	—	—	77,799
Marine	30,483	—	—	30,483
Media	58,553	—	—	58,553
Metals & Mining	105,178	—	—	105,178
Multi-Utilities	20,015	—	—	20,015
Oil, Gas & Consumable Fuels	330,198	—	—	330,198
Personal Products	33,727	—	—	33,727
Pharmaceuticals	393,101	—	—	393,101
Professional Services	61,101	—	—	61,101
Real Estate Management & Development	42,570	—	—	42,570
Semiconductors & Semiconductor Equipment	81,288	—	—	81,288
Specialty Retail	16,511	—	—	16,511
Tobacco	304,978	—	—	304,978
Trading Companies & Distributors	161,594	—	—	161,594
Wireless Telecommunication Services	95,460	—	—	95,460
Total Common Stocks	4,216,143	—	—	4,216,143
Short-Term Investments
Investment Company	155,321	—	—	155,321
Repurchase Agreements	—	20,199	—	20,199
Total Short-Term Investments	155,321	20,199	—	175,520
Total Assets	$4,371,464	$20,199	$—	$4,391,663

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $3,549,363,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Opportunity Portfolio

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities on an international basis.

Performance

For the period from inception on March 31, 2010 through December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 20.70%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index ex-U.S. (the "Index"), which returned 9.42%.

Factors Affecting Performance

•  From the Portfolio's launch on March 31, 2010 through December 31, 2010, international equity markets were volatile but finished the calendar year on a positive note. Investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was based on a number of factors including the U.S. Federal Reserve's decision to implement a second round of Treasury bond purchases (known as quantitative easing), bailouts for debt-laden Greece and Ireland, and some improved economic data in the U.S. However, serious challenges to global growth remained. Investors continue to wait for a turnaround in the U.S. housing and jobs markets, and government debt at the state and local levels is a major concern. Although the risk of default in the peripheral European countries lessened, investors will be watching how Europe tackles its structural problems. Inflation and runaway growth in emerging market economies also remain a concern.

•  The Portfolio outperformed the Index during the period. Both stock selection and an overweight in consumer discretionary was the largest contributor to relative outperformance. Within the sector, exposure to the consumer durables and apparel industry was the most beneficial.

•  Both stock selection and an underweight in financials were advantageous to relative performance, led by the diversified financials industry.

•  Stock selection in information technology was additive to relative gains but was offset slightly by the negative impact of an overweight in the sector. Exposure to the software and services industry drove outperformance.

•  Conversely, stock selection in health care was the largest detractor from relative returns, caused by the health care equipment and services industry.

•  An underweight in telecommunication services was unfavorable as well. The Portfolio held only one telecommunication services stock, which did not underperform during the period. But because we did not own other names within the sector that outperformed more strongly and had less exposure in general to that outperformance, the Portfolio's relative performance lagged.

Management Strategies

•  We seek to invest in high-quality established and emerging franchise companies that we believe have sustainable competitive advantages and strong normalized free cash flow yields and are undervalued at the time of investment. We find these companies through rigorous fundamental analysis. We focus on long-term growth rather than short-term events.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

*  Minimum Investment

**  Commenced Operations on March 31, 2010.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Opportunity Portfolio

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon each will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the MSCI All Country World Index ex U.S.(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	N/A	N/A	N/A	20.70%
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90
Portfolio — Class H Shares w/o sales charges(4)	N/A	N/A	N/A	20.40
Portfolio — Class H Shares with maximum sales charges(4)	N/A	N/A	N/A	14.67
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90
Portfolio — Class L Shares w/o sales charges(4)	N/A	N/A	N/A	20.00
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90
Portfolio — Class P Shares w/o sales charges(4)	N/A	N/A	N/A	20.40
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 31, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	61.4%
Internet Software & Services	10.1
Leisure Equipment & Products	7.7
Capital Markets	7.3
Diversified Consumer Services	6.8
Transportation Infrastructure	6.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.1%)
Australia (2.2%)
AET&D Holdings No 1 Ltd. (a)(b)(c)	16,699	$—
Lynas Corp. Ltd. (a)	71,485	151
		151
Belgium (1.4%)
Anheuser-Busch InBev N.V.	1,649	94
Brazil (10.1%)
BM&F Bovespa SA	16,970	134
Brookfield Incorporacoes SA	50,506	263
CETIP SA - Balcao Organizado de Ativos e Derivativos	19,940	284
		681
Canada (5.1%)
Brookfield Asset Management, Inc., Class A	7,682	256
Brookfield Infrastructure Partners LP	4,008	84
		340
Cayman Islands (3.0%)
Greenlight Capital Re Ltd., Class A (a)	7,419	199
China (28.8%)
Baidu, Inc. ADR (a)	2,800	270
China Merchants Holdings International Co., Ltd.	61,307	242
E-Commerce China Dangdang, Inc. ADR (a)	303	8
Golden Eagle Retail Group Ltd.	71,000	175
Hengan International Group Co., Ltd.	26,000	224
Home Inns & Hotels Management, Inc. ADR (a)	3,396	139
New Oriental Education & Technology Group, Inc. ADR (a)	2,575	271
Parkson Retail Group Ltd.	57,000	88
Tencent Holdings Ltd.	5,500	120
Tingyi Cayman Islands Holding Corp.	36,000	92
Wynn Macau Ltd.	58,400	131
Xueda Education Group ADR (a)	7,568	85
Youku.com, Inc. ADR (a)	2,486	87
		1,932
Denmark (4.2%)
DSV A/S	12,620	279
Germany (2.2%)
BASF SE	1,811	144
Hong Kong (3.1%)
Li & Fung Ltd.	12,000	70
Minth Group Ltd.	86,000	141
		211
India (4.2%)
MakeMyTrip Ltd. (a)	2,982	81
Mundra Port and Special Economic Zone Ltd.	62,083	200
		281
Israel (2.0%)
Teva Pharmaceutical Industries Ltd. ADR	2,633	137
Japan (7.5%)
Universal Entertainment Corp. (a)	17,300	506

	Shares	Value (000)
Korea, Republic of (1.3%)
MegaStudy Co., Ltd. (a)	558	$87
Mexico (1.4%)
America Movil SAB de CV, Class L ADR	1,647	94
Switzerland (9.9%)
Kuehne + Nagel International AG (Registered)	1,261	175
Nestle SA (Registered)	2,196	129
Panalpina Welttransport Holding AG (Registered) (a)	1,355	175
Schindler Holding AG	830	98
Syngenta AG (Registered)	305	89
		666
United Kingdom (5.7%)
British American Tobacco PLC ADR	2,633	205
Diageo PLC ADR	2,437	181
		386
Total Common Stocks (Cost $5,058)		6,188
Convertible Preferred Stocks (1.6%)
China (1.6%)
Youku.com, Inc. (a)(b)(c) (Cost $30)	60,414	106
Participation Notes (2.9%)
China (2.9%)
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13 (Cost $163)	7,100	198
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $65)	64,912	65
Total Investments (97.6%) (Cost $5,316)		6,557
Other Assets in Excess of Liabilities (2.4%)		163
Net Assets (100.0%)		$6,720

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $106,000, representing 1.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2010.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$175	$—	$—		$175
Auto Components	141	—	—		141
Beverages	275	—	—		275
Capital Markets	284	—	—		284
Chemicals	234	—	—		234
Distributors	70	—	—		70
Diversified Consumer Services	443	—	—		443
Diversified Financial Services	134	—	—		134
Electric Utilities	84	—	—	†	84
Food Products	221	—	—		221
Hotels, Restaurants & Leisure	270	—	—		270
Household Durables	263	—	—		263
Insurance	199	—	—		199
Internet & Catalog Retail	8	—	—		8
Internet Software & Services	557	—	—		557
Leisure Equipment & Products	506	—	—		506
Machinery	98	—	—		98
Marine	175	—	—		175
Metals & Mining	151	—	—		151
Multiline Retail	263	—	—		263
Personal Products	224	—	—		224
Pharmaceuticals	137	—	—		137
Real Estate Management & Development	256	—	—		256
Road & Rail	279	—	—		279
Tobacco	205	—	—		205
Transportation Infrastructure	442	—	—		442
Wireless Telecommunication Services	94	—	—		94
Total Common Stocks	6,188	—	—	†	6,188
Convertible Preferred Stocks	—	—	106		106
Participation Notes	198	—	—		198
Short-Term Investment — Investment Company	65	—	—		65
Total Assets	$6,451	$—	$106		$6,557

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Convertible Preferred Stocks (000)
Balance as of 3/31/10	$—		$—
Accrued discounts/premiums	—		—
Realized gain (loss)	—		—
Change in unrealized appreciation (depreciation)	—		76
Net purchases (sales)	—	@	30
Transfers in for Level 3	—		—
Transfers out of Level 3	—		—
Balance as of 12/31/10	$—	†	$106
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—		$76

†  Includes one or more securities which are valued at zero.

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Real Estate Portfolio

The International Real Estate Portfolio (the "Portfolio") seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located in various global markets throughout the world (excluding the United States and Canada).

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.51%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index, which returned 14.55% (the "Index"), the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia), which returned 10.35%, and outperformed the Morgan Stanley Capital International (MSCI) EAFE Index, which returned 7.75%.

Factors Affecting Performance

•  The international real estate securities market posted gains in the 12-month period ending December 31, 2010, but the stocks have still experienced declines from peak levels. European and Asian real estate securities continued the strong recovery that began in mid-March 2009. After declining in January on concerns over the sustainability of the global economic recovery and continued fiscal difficulties in Greece, the international real estate securities market posted significant gains through April. The gains appeared to be driven by an improved global economic outlook and continued improvements in capital market conditions. Subsequently, the sector declined through June alongside the broader equity markets, which fell on concerns over the sustainability of the global economic recovery and the European sovereign debt crisis. For the remainder of the period, share prices appeared to be mostly influenced by the rally in the equity market.

•  Consistent with the change in the Portfolio's secondary benchmark, from the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia) to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index on November 1, 2010, the Portfolio substantially increased its exposure to the Asian region and reduced its exposure to the European region during the period.

•  Stock selection within and global allocation between the regional portfolios and cash held in the Portfolio detracted. In Asia, the Portfolio benefited from stock selection in Hong Kong; this was offset by stock selection in Japan. In Europe, the Portfolio benefited from stock selection in France and the Netherlands; this was offset by stock selection in the U.K. and the underweight to Sweden.

Management Strategies

•  The Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2010, the Portfolio was overweight in the Asian listed property sector and underweight in the European listed property sector. As discussed, the Portfolio substantially increased its exposure to the Asian region and reduced its exposure to the European region during the period.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We expect underlying property fundamentals and values for prime assets in key markets within Hong Kong to experience stronger improvements than other markets given relatively low vacancy, strong tenant demand and limited new supply over the next few years. The Hong Kong REOCs ended the period trading at meaningful discounts to NAV after adjusting for NAV growth based on continued strong rental growth for the office and retail sectors. In Japan, rents and occupancy, which have reached trough levels, are expected to have stabilized for prime assets in the major wards in Central Tokyo. The Japanese REOCs traded at the widest discounts

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Real Estate Portfolio

to NAV on a global basis, even after recent share price gains. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which have more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight the Australian LPT (listed property trust) sector, which traded at modest discounts to NAV.

•  In Europe, the Portfolio was overweight in the U.K. and underweight in the Continent. Valuations on the Continent ended the period trading at a premium to NAV based on reported NAVs, which only reflect marginal asset value declines since the start of the credit crisis. Valuations in the U.K. continued to trade at a discount to reported NAVs, which have started to recover after experiencing significant declines since June 2007.

•  In contrast to the relatively more stable outlook for underlying property fundamentals and valuations in most markets in Asia, prospects for underlying property fundamentals in Europe remain uncertain, although asset values appear to be recovering from trough levels on the back of continued improvements in capital market conditions. A key issue remains achieving greater clarity on asset values. There continued to be only modest product available for sale, with the number of buyers far exceeding the number of sellers, and liquidity continues to build on the sidelines. It is noteworthy that the performance gap between prime and secondary assets continues to widen. For prime assets with a stable income stream, the market is witnessing stronger investor demand at increasingly aggressive bids. In addition, these assets are generally benefiting from relatively more favorable underlying property fundamentals. In contrast, for secondary assets, the wide bid-ask spread appears to be a key factor for the stagnant investment market, and underlying property fundamentals for these assets are generally weaker. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, the magnitude of asset value declines has narrowed from previous expectations. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index(1), the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)(2) and Morgan Stanley Capital International (MSCI) EAFE Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(5)	9.51%	0.65%	11.14%	9.23%
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index	14.55	2.58	9.67	6.36
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)	10.35	–0.13	9.83	7.91
MSCI EAFE Index	7.75	2.46	3.50	4.06
Portfolio — Class P Shares w/o sales charges(5)	9.26	0.41	10.86	8.96
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index	14.55	2.58	9.67	6.36
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)	10.35	–0.13	9.83	7.91
MSCI EAFE Index	7.75	2.46	3.50	4.06

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's secondary benchmark has changed from the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe 20% Asia) — Net Total Return to U.S. investors to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index because the Adviser believes the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a more appropriate benchmark for the Portfolio.

(2)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe 20% Asia) — Net Total Return to U.S. investors is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Europe Series — Net Total Return to U.S. investors and 20% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Asia Series — Net Total Return to U.S. investors. These series are components of the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. investors, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)  Commenced operations on October 1, 1997.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	62.1%
Retail	15.2
Office	12.7
Residential	6.9
Other*	3.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.7%)
Australia (11.9%)
CFS Retail Property Trust REIT	2,204,955	$3,969
Commonwealth Property Office Fund REIT	2,149,346	1,825
Dexus Property Group REIT	676,817	550
GPT Group REIT	1,621,995	4,877
Mirvac Group REIT	1,524,706	1,910
Stockland REIT	2,148,328	7,910
Westfield Group REIT	2,058,024	20,166
Westfield Retail Trust REIT (a)	2,520,293	6,625
		47,832
Austria (0.1%)
Atrium European Real Estate Ltd.	57,480	336
Belgium (0.2%)
Befimmo SCA Sicafi REIT	9,887	810
China (8.3%)
Agile Property Holdings Ltd. (c)	288,000	424
China Overseas Land & Investment Ltd. (c)	7,174,240	13,273
China Resources Land Ltd. (c)	5,851,000	10,689
Guangzhou R&F Properties Co., Ltd., Class H (c)	4,503,200	6,442
Poly Hong Kong Investments Ltd. (c)	939,000	918
Shimao Property Holdings Ltd. (c)	1,173,000	1,772
		33,518
Finland (0.3%)
Citycon Oyj	231,774	954
Sponda Oyj	53,323	276
		1,230
France (7.2%)
Fonciere Des Regions REIT	16,646	1,610
Gecina SA REIT	9,573	1,053
ICADE REIT	36,080	3,681
Klepierre REIT	113,145	4,082
Mercialys SA REIT	26,073	979
Societe de la Tour Eiffel REIT	8,294	643
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	10,283	1,273
Unibail-Rodamco SE REIT	80,257	15,873
		29,194
Germany (0.7%)
Alstria Office AG REIT	106,847	1,499
Deutsche Euroshop AG	33,380	1,293
		2,792
Hong Kong (29.1%)
Hang Lung Properties Ltd.	2,170,000	10,148
Henderson Land Development Co., Ltd.	1,148,882	7,834
Hongkong Land Holdings Ltd.	3,052,000	22,035
Hysan Development Co., Ltd.	1,328,486	6,256
Kerry Properties Ltd.	1,861,271	9,698
Sino Land Co., Ltd.	1,018,841	1,906
Sun Hung Kai Properties Ltd.	2,744,174	45,579
Wharf Holdings Ltd.	1,797,000	13,825
		117,281

	Shares	Value (000)
Italy (0.5%)
Beni Stabili S.p.A.	2,570,050	$2,174
Japan (19.1%)
Japan Real Estate Investment Corp. REIT	248	2,572
Mitsubishi Estate Co., Ltd.	1,472,000	27,304
Mitsui Fudosan Co., Ltd.	1,181,000	23,550
Nippon Building Fund, Inc. REIT	333	3,417
NTT Urban Development Corp.	1,760	1,734
Sumitomo Realty & Development Co., Ltd.	763,000	18,222
		76,799
Malta (0.0%)
BGP Holdings PLC (a)(b)	4,769,371	—
Netherlands (2.3%)
Corio N.V. REIT	66,845	4,289
Eurocommercial Properties N.V. CVA REIT	59,387	2,734
ProLogis European Properties (a)	160,286	1,030
Vastned Retail N.V. REIT	3,086	214
Wereldhave N.V. REIT	8,566	836
		9,103
Singapore (5.4%)
CapitaCommercial Trust REIT	1,071,000	1,252
CapitaLand Ltd.	3,403,000	9,837
CapitaMall Trust REIT	1,151,000	1,749
CapitaMalls Asia Ltd.	700,000	1,058
City Developments Ltd.	287,000	2,809
Keppel Land Ltd.	958,247	3,584
Suntec REIT	1,243,000	1,453
		21,742
Sweden (0.8%)
Atrium Ljungberg AB, Class B	43,914	565
Castellum AB	28,261	384
Hufvudstaden AB, Class A	188,196	2,198
		3,147
Switzerland (1.6%)
PSP Swiss Property AG (Registered) (a)	62,472	5,011
Swiss Prime Site AG (Registered) (a)	18,523	1,382
		6,393
United Kingdom (12.2%)
Big Yellow Group PLC REIT	429,337	2,345
British Land Co. PLC REIT	841,302	6,880
Capital & Counties Properties PLC (a)	223,799	526
Capital & Regional PLC (a)	2,165,325	1,089
Capital Shopping Centres Group REIT	416,196	2,710
Derwent London PLC REIT	102,801	2,502
Development Securities PLC	183,252	643
Grainger PLC	1,328,061	2,189
Great Portland Estates PLC REIT	229,442	1,291
Hammerson PLC REIT	895,464	5,824
Land Securities Group PLC REIT	762,198	8,009
LXB Retail Properties PLC (a)	1,027,586	1,582
Metric Property Investments PLC REIT (a)	471,224	790
Minerva PLC (a)	943,191	1,165

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Quintain Estates & Development PLC (a)	1,583,289	$1,037
Safestore Holdings PLC	1,159,418	2,350
Segro PLC REIT	724,644	3,236
Shaftesbury PLC REIT	112,548	786
ST Modwen Properties PLC	706,258	1,817
Unite Group PLC (a)	795,234	2,406
		49,177
Total Common Stocks (Cost $571,245)		401,528
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $583)	582,939	583
Total Investments (99.8%) (Cost $571,828)		402,111
Other Assets in Excess of Liabilities (0.2%)		950
Net Assets (100.0%)		$403,061

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security trades on the Hong Kong exchange.

CVA  Certificaten Van Aandelen

REIT  Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$249,654	$—	$—		$249,654
Industrial	4,266	—	—		4,266
Industrial/Office	336	—	—		336
Office	50,974	—	—		50,974
Residential	27,922	—	—		27,922
Retail	61,274	—	—		61,274
Self Storage	4,695	—	—		4,695
Specialty	2,407	—	—	†	2,407
Total Common Stocks	401,528	—	—	†	401,528
Short-Term Investment — Investment Company	583	—	—		583
Total Assets	$402,111	$—	$—	†	$402,111

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $388,227,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Small Cap Portfolio

The International Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.72%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the "Index"), which returned 22.04%.

Factors Affecting Performance

•  Equity market volatility was high in 2010 as the markets gyrated between largely positive news on corporate earnings, justifiable concerns over the sovereign debt crisis and mixed news on economic growth. Small-cap stocks significantly outperformed large-caps in 2010, with the MSCI EAFE Small Cap Index rising 22.0% against the MSCI EAFE Index gain of 7.8%. For the full year, currencies had a significant influence on returns. The Japanese yen reached a 15-year high against the U.S. dollar in October but retreated in the final months to close the year 12.9% higher. The Australian dollar and Swiss franc rose 12.3% and 9.8%, respectively, against the U.S. dollar. In contrast, the euro (-7.0%) and sterling (-3.1%) weakened as the region came under pressure due to concerns over sovereign debt levels and the likely impact of austerity measures.

•  The Asian region closed the final quarter and the year strongly. Japan finished the year up 19.9% but this largely reflected the strong yen as, in local currency terms, Japan was a significant laggard, rising just 4.5% for the year. Australia rose 16.1% in the quarter and 24.7% for the year as it tracked the rise in commodity prices. Outside of resource-related names, however, the performance of many Australian small caps was lackluster and the underlying local return for the year was 9.4%. Hong Kong closed the year up 39.2%, benefiting from both the strong local economy as well as robust growth in China. Europe also produced solid gains in both the final quarter and for 2010 as a whole. The two best-performing markets in Europe were Switzerland, which rose 44%, aided by the strong Swiss franc, and Germany, which posted a return of 26%, constrained by the weaker euro. The Southern European markets and Ireland closed the year in negative territory as the countries confronted the likely implications of living with high sovereign debt levels.

•  At a sector level for the year, materials rose 39.6% on a surge in commodity prices, and energy followed with a return of 25.9% as oil prices rose above $90 per barrel. The industrials sector also rose 26.0% on the back of improved cost structures and increased demand, primarily from emerging markets. The consumer discretionary sector followed, which advanced 19.8% in spite of weakness in the first half of the year amid concerns about consumption. Financials underperformed as the Western institutions struggled through the European sovereign debt crisis and the stronger Japanese institutions were ignored by the market. The two largest defensive sectors (consumer staples and health care) underperformed the Index as investors focused instead on sectors that benefited from economic growth.

•  The Portfolio experienced strong relative outperformance over the month of December and fourth quarter, but underperformed the Index for the year due to marked weakness in Japanese cyclicals, where the Portfolio is overweight, earlier in the year. For the period overall, the Portfolio benefited from good stock selection in industrials, consumer discretionary and energy. Stock selection in industrials has been a consistently strong contributor, with performance driven by a broad group of companies in both Europe and Japan.

•  Stock selection in information technology, consumer staples and financials were the biggest detractors from relative performance.

•  The hedge out of the yen into the U.S. dollar, using currency forwards to neutralize the Portfolio's overweight to Japan, also dampened performance.

Management Strategies

•  We believe economic activity will continue on an upward trend, albeit at a moderate pace, and have incorporated this view into our bottom-up company analysis. International small caps were a good place to be invested last year and we believe this is likely to continue to be the case as small-cap valuations remain attractive. Moreover, the strong cyclical bias to the small-cap universe is also likely

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Small Cap Portfolio

to support performance as we continue to see signs of an ongoing economic recovery.

•  Over the last two years, Japan has been largely ignored by investors and, in our opinion, remains one of the cheapest markets based on price-to-book value. We have remained true to our value discipline in seeking the highest-quality, most lowly valued companies and this has resulted in a sizeable overweight to Japan. Unfortunately, this was costly to performance for much of last year but, since the fourth quarter, finally the Japanese equity market was not a laggard and it would seem that the "penalty" for companies being domiciled in Japan could be disappearing. We believe the Japanese companies held in the Portfolio are, in many cases, world-class, quality franchises, with cash on their balance sheets, and strongly recovering profitability. In addition to the underlying strong company fundamentals, we believe that macro events in Japan could prove to be supportive of Japan continuing to do well.

•  Outside of Japan, the other country that we believe is offering increasingly attractive value is Australia. This is a market that we have been underweight for some time due to a lack of both absolute and relative value. Outside of the resources segment, however, this market has lagged significantly and is now offering a number of new value opportunities, in our view. We would expect the Portfolio's underweight to decline over coming months.

•  On a sector basis, the Portfolio remains modestly overweight cyclicals. This turned out to be the correct stance over the last year but, given the strong outperformance of cyclicals in recent months, most notably in Europe, we are continuing to take profits. Our screens are now showing a somewhat more balanced picture in terms of potential upside, with some defensive names starting to show comparable upside to cyclical names.

•  We are clearly disappointed with the underperformance of the Portfolio in 2010 but we believe the Portfolio is well positioned to add attractive value over the coming months.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Value Funds Average(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	15.72%	1.04%	7.97%	10.00%
MSCI EAFE Small Cap Total Return Index	22.04	2.81	9.23	6.23
Lipper International Small/Mid-Cap Value Funds Average	21.99	5.45	9.50	9.77
Portfolio — Class P Shares w/o sales charges(5)	15.41	—	—	19.94
MSCI EAFE Small Cap Total Return Index	22.04	—	—	27.84
Lipper International Small/Mid-Cap Value Funds Average	21.99	—	—	31.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Small Cap Portfolio

(1)  The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Small/Mid-Cap Value Funds Average tracks the performance of all funds in the Lipper International Small/Mid-Cap Value Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on December 15, 1992.

(5)  Commenced operations on October 21, 2008.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	66.3%
Machinery	13.2
Commercial Banks	8.3
Media	7.0
Real Estate Management & Development	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Australia (5.1%)
BlueScope Steel Ltd.	2,862,083	$6,586
Iluka Resources Ltd. (a)	840,638	7,859
Infomedia Ltd.	7,061,444	1,914
Pacific Brands Ltd. (a)	4,141,044	4,151
WHK Group Ltd.	1,102,092	1,217
		21,727
Austria (0.9%)
Atrium European Real Estate Ltd.	692,088	4,042
China (0.8%)
EVA Precision Industrial Holdings Ltd.	3,322,000	3,205
Denmark (4.6%)
Jyske Bank A/S (Registered) (a)	101,105	4,694
NKT Holding A/S	70,213	3,741
Royal Unibrew A/S (a)	38,596	2,297
Sydbank A/S (a)	316,204	8,577
		19,309
Finland (0.6%)
Rautaruukki Oyj	104,650	2,449
France (1.5%)
Euler Hermes SA (a)	27,579	2,629
Sa des Ciments Vicat	42,898	3,583
		6,212
Germany (6.3%)
Demag Cranes AG (a)	87,863	4,260
GEA Group AG	79,340	2,293
Gerresheimer AG (a)	99,108	4,369
Kontron AG	304,332	3,250
Praktiker Bau- und Heimwerkermaerkte Holding AG	316,174	3,363
Rheinmetall AG	54,053	4,346
SCS Standard Computersysteme AG (a)(b)(c)	21,289	—
Tognum AG	175,194	4,618
		26,499
Greece (0.4%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	234,194	1,533
Hong Kong (5.9%)
AMVIG Holdings Ltd.	6,099,000	5,124
China High Precision Automation Group Ltd.	8,037,000	6,349
Dah Sing Financial Holdings Ltd.	371,200	2,428
Midland Holdings Ltd.	3,926,000	3,223
Pacific Basin Shipping Ltd.	4,213,000	2,802
Ruinian International Ltd.	3,975,000	2,756
Techtronic Industries Co.	1,644,500	2,145
		24,827
Ireland (2.0%)
FBD Holdings PLC	325,122	2,693
Kerry Group PLC, Class A	106,629	3,558
United Drug PLC	775,380	2,176
		8,427

	Shares	Value (000)
Italy (3.6%)
Brembo S.p.A.	348,376	$3,596
Davide Campari-Milano S.p.A.	595,455	3,875
Maire Tecnimont S.p.A.	1,029,525	4,530
Prysmian S.p.A.	182,444	3,108
		15,109
Japan (33.2%)
Alpha Systems, Inc.	121,400	2,198
Asahi Diamond Industrial Co., Ltd.	229,000	4,352
Chuo Mitsui Trust Holdings, Inc.	887,000	3,682
Daibiru Corp.	756,000	6,220
Dainippon Screen Manufacturing Co., Ltd. (a)	569,000	4,044
Fuji Machine Manufacturing Co., Ltd.	438,000	8,686
Fuji Media Holdings, Inc.	4,692	7,420
Fuyo General Lease Co., Ltd.	112,300	3,681
Harmonic Drive Systems, Inc.	579	3,437
Jaccs Co., Ltd.	3,503,000	9,924
Japan Securities Finance Co., Ltd.	833,392	6,118
Miraial Co., Ltd.	302,300	8,471
Mori Seiki Co., Ltd.	361,600	4,289
Ohara, Inc.	397,500	5,513
Okinawa Cellular Telephone Co.	863	1,913
Osaki Engineering Co., Ltd.	429	362
Sawada Holdings Co., Ltd. (a)	556,500	3,434
Shinkawa Ltd.	229,700	2,357
Sumitomo Osaka Cement Co., Ltd.	1,856,970	4,208
Taiheiyo Cement Corp. (a)	4,038,000	5,172
THK Co., Ltd.	93,300	2,145
TOC Co., Ltd.	1,045,300	4,480
Toei Animation Co., Ltd.	262,800	5,085
Tokyo Tomin Bank Ltd. (The)	525,881	7,513
Tsutsumi Jewelry Co., Ltd.	76,900	2,052
TV Asahi Corp.	3,697	6,439
Union Tool Co.	111,900	3,220
Vantec Corp.	3,715	5,527
Yachiyo Bank Ltd. (The)	309,400	8,098
		140,040
New Zealand (0.8%)
Fisher & Paykel Healthcare Corp. Ltd.	1,371,974	3,325
Norway (3.1%)
Acergy SA	73,601	1,804
Fred Olsen Energy ASA	58,651	2,591
Pronova BioPharma A/S (a)	1,616,365	2,604
ProSafe SE	274,203	2,181
Schibsted ASA	75,038	2,212
TGS Nopec Geophysical Co. ASA	83,921	1,891
		13,283
Portugal (0.5%)
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	465,461	2,109

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Small Cap Portfolio

	Shares	Value (000)
Spain (1.9%)
Antena 3 de Television SA	347,925	$3,232
Grifols SA	289,664	3,948
Miquel y Costas & Miquel SA	35,130	1,057
		8,237
Sweden (1.8%)
Husqvarna AB, Class B	418,577	3,495
Nobia AB (a)	463,715	4,154
		7,649
Switzerland (5.4%)
Bobst Group AG (Registered) (a)	85,942	3,952
Bucher Industries AG (Registered)	23,017	4,301
Burckhardt Compression Holding AG	13,080	3,623
Kuoni Reisen Holding AG (Registered)	17,970	8,730
Valora Holding AG (Registered)	6,525	2,277
		22,883
Thailand (0.9%)
Miclyn Express Offshore Ltd. (a)	1,958,491	3,706
United Kingdom (17.8%)
Bodycote PLC	474,693	2,077
Britvic PLC	830,965	6,132
Bunzl PLC	371,053	4,159
Chemring Group PLC	51,966	2,353
Computacenter PLC	331,506	2,005
Cookson Group PLC (a)	338,570	3,476
CVS Group PLC (a)	1,581,468	2,349
Greggs PLC	455,994	3,306
Hiscox Ltd.	356,157	2,118
Home Retail Group PLC	495,470	1,456
Keller Group PLC	293,941	2,887
Kesa Electricals PLC	2,282,442	5,669
Luminar Group Holdings PLC (a)	3,432,466	843
Melrose PLC	439,410	2,131
Premier Foods PLC (a)	17,340,113	5,212
Rexam PLC	371,806	1,929
Savills PLC	694,782	4,183
Severfield-Rowen PLC	243,127	1,167
SIG PLC (a)	3,269,963	6,561
Smurfit Kappa Group PLC (a)	377,879	3,686
Tate & Lyle PLC	675,910	5,459
Wincanton PLC	1,293,799	3,510
Wolseley PLC (a)	69,649	2,222
		74,890
United States (0.7%)
Informa PLC	475,231	3,019
Total Common Stocks (Cost $375,866)		412,480

	Shares	Value (000)
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $9,956)	9,955,669	$9,956
Total Investments (100.2%) (Cost $385,822)		422,436
Liabilities in Excess of Other Assets (-0.2%)		(1,000)
Net Assets (100.0%)		$421,436

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2010.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank London
	JPY	2,390,000	$29,438	1/6/11	USD	28,358	$28,358	$(1,080)
	USD	29,143	29,143	1/6/11	JPY	2,390,000	29,437	294
	JPY	2,890,000	35,608	2/7/11	USD	35,248	35,248	(360)
			$94,189				$93,043	$(1,146)

@    Value is less than $500.

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Small Cap Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,353	$—	$—		$2,353
Air Freight & Logistics	9,037	—	—		9,037
Auto Components	3,596	—	—		3,596
Beverages	12,304	—	—		12,304
Biotechnology	3,948	—	—		3,948
Capital Markets	3,434	—	—		3,434
Chemicals	5,513	—	—		5,513
Commercial Banks	34,992	—	—		34,992
Commercial Services & Supplies	1,217	—	—		1,217
Construction & Engineering	8,584	—	—		8,584
Construction Materials	12,963	—	—		12,963
Consumer Finance	9,924	—	—		9,924
Containers & Packaging	10,739	—	—		10,739
Distributors	4,151	—	—		4,151
Diversified Financial Services	11,332	—	—		11,332
Electrical Equipment	7,726	—	—		7,726
Electronic Equipment, Instruments & Components	6,349	—	—		6,349
Energy Equipment & Services	12,173	—	—		12,173
Food Products	17,535	—	—		17,535
Health Care Equipment & Supplies	3,325	—	—		3,325
Health Care Providers & Services	4,525	—	—		4,525
Hotels, Restaurants & Leisure	9,573	—	—		9,573
Household Durables	9,794	—	—		9,794
Industrial Conglomerates	7,822	—	—		7,822
Information Technology Services	2,005	—	—	†	2,005
Insurance	7,440	—	—		7,440
Internet & Catalog Retail	1,456	—	—		1,456
Life Sciences Tools & Services	4,369	—	—		4,369
Machinery	55,712	—	—		55,712
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Marine	$2,802	$—	$—		$2,802
Media	29,516	—	—		29,516
Metals & Mining	16,894	—	—		16,894
Paper & Forest Products	1,057	—	—		1,057
Personal Products	2,756	—	—		2,756
Pharmaceuticals	2,604	—	—		2,604
Real Estate Management & Development	22,148	—	—		22,148
Semiconductors & Semiconductor Equipment	18,484	—	—		18,484
Software	4,112	—	—		4,112
Specialty Retail	13,361	—	—		13,361
Trading Companies & Distributors	12,942	—	—		12,942
Wireless Telecommunication Services	1,913	—	—		1,913
Total Common Stocks	412,480	—	—	†	412,480
Short-Term Investment — Investment Company	9,956	—	—		9,956
Foreign Currency Exchange Contracts	—	296	—		296
Total Assets	422,436	296	—		422,732
Liabilities:
Foreign Currency Exchange Contracts	—	(1,448)	—		(1,448)
Total	$422,436	$(1,152)	$—	†	$421,284

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $313,317,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Small Cap Portfolio

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Select Global Infrastructure Portfolio

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income by primarily investing at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business.

Performance

For the period from inception on September 20, 2010 through December 31, 2010, the Portfolio had a total return of 4.94%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index") which returned 6.06% and the S&P Global BMI Index, which returned 10.82% for the same period.

Factors Affecting Performance

•  Infrastructure shares appreciated 6.06% during the period, as measured by the Dow Jones Brookfield Global Infrastructure IndexSM. In December, the sector achieved resilient growth of 3.9%, reversing the decline of 4.0% in November and adding to the 4.7% gain in October and 1.6% return from inception for the partial month of September. Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the gas distribution utilities, communications and, to a lesser extent, European regulated utilities and toll road sectors underperformed the Index. All of the smaller sectors performed in-line with or outperformed the Index.

•  While concerns over the health of the European financial system continue to adversely impact (on a relative basis) certain sectors with a high concentration of companies within the European region (e.g., toll roads and European regulated utilities), macroeconomic considerations in other parts of the world also affected infrastructure equities during the period. Most significantly, investor uncertainty about the spillover effects of the Chinese government's attempts to curb inflation on growth in the region hurt Hong Kong- and China-focused infrastructure stocks. The implications of the government's policy were realized most acutely within the gas distribution utilities sector, where increases in natural gas prices were put on hold for certain residential customers of Chinese gas utilities in order to mute inflationary pressures on that customer segment. Gas prices are typically a pass-through cost item within a gas distribution utility's cost structure, so this near-term inability to pass through energy costs should have a negative near-term impact on cash flows for these stocks.

•  Away from macroeconomic considerations within the gas distribution utilities, toll roads, and European regulated utilities sectors, positive underlying fundamentals within energy infrastructure continued to provide support for gas midstream companies and, to a more moderate extent, pipeline companies. Relative outperformance for companies in the gas midstream sector is attributable to the resilient demand for and favorable economics associated with drilling for natural gas liquids and crude oil. New drilling by exploration and production companies in liquids-rich areas throughout North America was significant in 2010, and early indications are that this positive fundamental backdrop will continue in 2011. We believe much of the future impact of these positive fundamental trends are already reflected in stock prices; however, we acknowledge that gas midstream and pipeline companies are likely to further benefit in 2011 as they attempt to accommodate exploration and production company needs to gather, process, and transport new product. Furthermore, we note that on a stock-specific basis, a select few of these companies remain quite attractively valued.

•  Finally, we attribute strong transmission and distribution sector performance to merger and acquisition activity, the effect of favorable weather trends relative to last year, and increases in cash flow resulting from recent rate case rulings.

•  The Portfolio underperformed the Index during the period due to a combination of negative carry produced by cash holdings in an upward trending market and adverse stock selection in certain sectors. More specifically, from a bottom-up perspective, favorable stock selection in the gas midstream sector was more than offset by adverse selection in the transmission and distribution, toll roads and European regulated utilities sectors. From a top-down perspective, the Portfolio benefited from an underweight to the transmission and distribution, gas distribution utilities and European

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Select Global Infrastructure Portfolio

regulated utilities sectors, which was partially offset by weakness from an underweight to the ports sector and overweight to the communications sector. Cash holdings represented the Portfolio's largest detractor for the period.

Management Strategies

•  We have maintained our core investment philosophy as an infrastructure value investor. This results in the ownership of stocks whose share prices provide infrastructure exposure at the best valuation relative to their underlying assets and growth prospects. Our current research leads us to an overweighting in the Portfolio to a group of companies in the toll roads and communications sectors, and an underweighting to companies in the gas distribution utilities, European regulated utilities, airports and ports sectors.

•  Looking toward 2011, we believe the outlook for infrastructure stocks remains positive, particularly in the medium to long term. Energy infrastructure remains an area of robust growth, as the demand for energy grows alongside global gross domestic product (GDP), and as U.S. politicians, policy makers and businesses aim to reduce reliance on commodities imported from overseas. In our view, utilities should continue to benefit from both the refurbishment of aging utility systems in developed countries in North America and Western Europe, as well as the buildout of new delivery systems in Asia. We believe a transition to lower carbon-intensive economies in North America and Europe should also benefit the utilities, as renewable power facilities (e.g., wind, solar) and more efficient gas-fired electricity generators replace older, more pollutant coal-fired power plants and need to be connected to the electricity grid. Within transportation (i.e., airports, toll roads, and ports), we anticipate companies in this area will be able to capitalize on many opportunities over the next several years, not only through organic growth resulting from higher volumes of cargo and passengers transported, but also through the acquisition of former government-owned infrastructure assets, as governments privatize airports and toll roads in an attempt to reduce debt and deficits within their jurisdictions. Near term, we understand that concerns over fiscal/debt positions in developed countries, particularly in Western Europe, as well as inflationary pressures in developing markets may negatively impact sentiment and therefore pressure the stock prices of infrastructure assets. However, we believe that as assets with very long economic lives and cash flow resilience throughout economic cycles, infrastructure companies are well positioned to withstand any near-term pressures and should capitalize on opportunities in 2011 and beyond.

*  Minimum Investment

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon each will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1), the S&P Global BMI Index(2) and the Lipper Industrial Funds Average(3)

	Total Returns(4)
	One Year	Five Years	Ten Years	Cumulative Since Inception(6)
Portfolio — Class I Shares w/o sales charges(5)	—	—	—	4.94%
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Select Global Infrastructure Portfolio

	Total Returns(4)
	One Year	Five Years	Ten Years	Cumulative Since Inception(6)
Portfolio — Class H Shares w/o sales charges(5)	—	—	—	4.86%
Portfolio — Class H Shares with maximum sales charges(5)	—	—	—	–0.13
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93
Portfolio — Class L Shares w/o sales charges(5)	—	—	—	4.72
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93
Portfolio — Class P Shares w/o sales charges(5)	—	—	—	4.86
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Industrial Funds Average tracks the performance of all funds in the Lipper Industrial Funds Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for one year, or until such time the Fund's Board of Directors acts to discontinue such waivers.

(5)  Commenced operations on September 20, 2010.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	33.7%
Transmission & Distribution	22.0
Communications	15.7
Other*	11.5
Toll Roads	11.3
Water	5.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.3%)
Australia (3.6%)
APA Group (Stapled Securities) (a)	13,000	$54
MAP Group (Stapled Securities) (a)	36,900	113
Spark Infrastructure Group (b)	37,414	43
Transurban Group (Stapled Securities) (a)	31,300	164
		374
Brazil (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,400	74
Canada (14.1%)
Enbridge, Inc.	11,350	642
Fortis, Inc.	2,120	72
TransCanada Corp.	19,670	752
		1,466
China (4.3%)
Beijing Enterprises Holdings Ltd. (c)	31,000	192
China Merchants Holdings International Co., Ltd. (c)	29,000	115
ENN Energy Holdings Ltd. (c)	19,000	57
Jiangsu Expressway Co. Ltd., H Shares (c)	74,000	85
		449
France (6.1%)
Aeroports de Paris (ADP)	895	71
Eutelsat Communications	2,578	94
Groupe Eurotunnel SA	17,758	156
SES SA	13,299	317
		638
Germany (0.6%)
Fraport AG Frankfurt Airport Services Worldwide	1,022	64
Hong Kong (2.7%)
Hong Kong & China Gas Co., Ltd.	117,000	276
Italy (4.2%)
Atlantia SpA	13,400	274
Snam Rete Gas SpA	32,200	160
		434
Mexico (1.1%)
Grupo Aeroportuario del Pacifico SAB de CV ADR	2,000	81
Grupo Aeroportuario del Sureste SAB de CV ADR	500	28
		109
Netherlands (0.8%)
Koninklijke Vopak N.V.	1,756	83
Spain (6.1%)
Abertis Infraestructuras SA	26,611	478
Enagas	2,659	53
Ferrovial SA	10,830	108
		639
United Kingdom (13.0%)
National Grid PLC	124,800	1,076
Pennon Group PLC	9,700	97
Severn Trent PLC	3,400	78
United Utilities Group PLC	11,400	105
		1,356

	Shares	Value (000)
United States (39.0%)
AGL Resources, Inc.	1,140	$41
American Tower Corp., Class A (d)	11,530	595
American Water Works Co., Inc.	6,020	152
Aqua America, Inc.	4,040	91
Atmos Energy Corp.	2,350	73
CenterPoint Energy, Inc.	21,180	333
Consolidated Edison, Inc.	4,930	244
Crown Castle International Corp. (d)	9,370	411
ITC Holdings Corp.	5,280	327
Kinder Morgan Management LLC (d)	1,974	132
New Jersey Resources Corp.	1,090	47
NiSource, Inc.	7,210	127
Northeast Utilities	11,500	367
NSTAR	1,780	75
Oneok, Inc.	2,750	152
Pepco Holdings, Inc.	3,270	60
SBA Communications Corp., Class A (d)	4,930	202
Southern Union Co.	3,430	83
Southwest Gas Corp.	1,170	43
Spectra Energy Corp.	19,880	497
		4,052
Total Common Stocks (Cost $9,638)		10,014
Short-Term Investment (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $271)	270,907	271
Total Investments (98.9%) (Cost $9,909)		10,285
Other Assets in Excess of Liabilities (1.1%)		113
Net Assets (100.0%)		$10,398

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Select Global Infrastructure Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$357	$—	$—	$357
Communications	1,619	—	—	1,619
Diversified	441	—	—	441
Oil & Gas Storage & Transportation	3,464	—	—	3,464
Ports	115	—	—	115
Toll Roads	1,157	—	—	1,157
Transmission & Distribution	2,264	—	—	2,264
Water	597	—	—	597
Total Common Stocks	10,014	—	—	10,014
Short-Term Investment — Investment Company	271	—	—	271
Total Assets	$10,285	$—	$—	$10,285

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Advantage Portfolio

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

On May 21, 2010, the Advantage Portfolio acquired the assets/liabilities and adopted the financial and performance history of the Van Kampen Core Growth Fund.

Beginning with the fiscal period ended December 31, 2010, the fiscal year end for this Portfolio will be for periods ended December 31. Prior to December 31, 2010, the fiscal year was reported and audited as of August 31. The last audited fiscal year was for the twelve months ended August 31, 2010.

The financial highlights included in this annual report cover the period from September 1, 2010 to December 31, 2010.

For the period from September 1, 2010 to December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 19.30%, net of fees, for Class I shares. During the period, the Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 23.74%.

Factors Affecting Performance

•  From September 1, 2010 through the end of the period, the market rallied on anticipation of the Federal Reserve's (the Fed) second round of Treasury bond purchases. With ongoing weakness in employment and the housing market and troubling government debt at the state and local levels, investors believed the Fed's response would help avert a double-dip recession, at least for the time being.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  The Portfolio underperformed the Index during the period. The consumer staples sector was the largest detractor, as both an overweight and stock selection dampened relative performance. Within the sector, exposure to the brewers and distillers industry was the primary cause for the underperformance.

•  Both stock selection and an underweight in energy hampered relative performance. The Portfolio's energy positions did not underperform the Index, but given our general underweight and the relative outperformance of other names in the sector that we did not own, our overall exposure detracted from relative performance.

•  Both stock selection and an underweight in producer durables hurt relative performance as well. The sector's most detrimental position was in the commercial services industry.

•  However, more favorable results from other investments helped offset relative losses. Both stock selection and an overweight in consumer discretionary were notable contributors to relative performance, primarily due to the diversified retail industry.

•  Stock selection in technology was also advantageous to relative performance, although an underweight did detract somewhat. Within the sector, the computer technology industry led the outperformance.

•  An underweight in health care benefited relative performance, despite the negative impact of stock selection there. The medical equipment industry drove relative gains within the sector.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Advantage Portfolio

*  Minimum Investment

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	20.23%	—	—	4.49%
Russell 1000® Growth Index	16.71	—	—	3.27
Lipper Large-Cap Growth Funds Index	15.13	—	—	1.65
Portfolio — Class H Shares w/o sales charges(4)	20.05	—	—	4.26
Portfolio — Class H Shares with maximum sales charges(4)	14.37	—	—	2.25
Russell 1000® Growth Index	16.71	—	—	3.27
Lipper Large-Cap Growth Funds Index	15.13	—	—	1.65
Portfolio — Class L Shares w/o sales charges(4)	20.39	—	—	4.27
Russell 1000® Growth Index	16.71	—	—	3.27
Lipper Large-Cap Growth Funds Index	15.13	—	—	1.65
	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	21.01%
Russell 1000® Growth Index	—	—	—	19.79
Lipper Large-Cap Growth Funds Index	—	—	—	19.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for at least one year. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	54.2%
Restaurants	10.1
Commercial Services	8.7
Diversified Retail	8.2
Pharmaceuticals	6.9
Beverage: Soft Drinks	6.4
Cosmetics	5.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
Beverage: Brewers & Distillers (3.6%)
Anheuser-Busch InBev ADR	3,989	$228
Beverage: Soft Drinks (6.4%)
Coca-Cola Co. (The)	1,491	98
Dr. Pepper Snapple Group, Inc.	4,176	147
PepsiCo, Inc.	2,404	157
		402
Commercial Services (8.6%)
eBay, Inc. (a)	9,124	254
Intertek Group PLC (United Kingdom)	6,112	169
Leucadia National Corp.	3,995	117
		540
Communications Technology (1.0%)
Cisco Systems, Inc. (a)	3,144	64
Computer Services Software & Systems (4.4%)
Google, Inc., Class A (a)	466	277
Computer Technology (4.4%)
Apple, Inc. (a)	860	277
Consumer Lending (2.9%)
Berkshire Hathaway, Inc., Class B (a)	2,300	184
Cosmetics (5.5%)
Estee Lauder Cos., Inc. (The), Class A	1,887	152
Natura Cosmeticos SA (Brazil)	6,732	194
		346
Diversified Manufacturing Operations (1.6%)
Danaher Corp.	2,137	101
Diversified Materials & Processing (3.1%)
Schindler Holding AG (Switzerland)	1,652	195
Diversified Retail (8.2%)
Amazon.com, Inc. (a)	1,569	282
Costco Wholesale Corp.	3,206	232
		514
Foods (3.1%)
Nestle SA ADR (Switzerland)	3,293	194
Gas Pipeline (1.6%)
Kinder Morgan Management LLC (a)	1,498	100
Insurance: Multi-Line (1.5%)
Loews Corp.	2,351	91
Oil: Crude Producers (2.7%)
QEP Resources, Inc.	4,618	168
Paints & Coatings (1.5%)
Sherwin-Williams Co. (The)	1,134	95
Personal Care (1.5%)
Procter & Gamble Co. (The)	1,437	92
Pharmaceuticals (6.8%)
Johnson & Johnson	2,415	149
Mead Johnson Nutrition Co.	4,495	280
		429

	Shares	Value (000)
Real Estate Investment Trusts (REIT) (4.3%)
Brookfield Asset Management, Inc., Class A (Canada)	8,012	$267
Recreational Vehicles & Boats (3.3%)
Edenred (France) (a)	8,768	207
Restaurants (10.0%)
McDonald's Corp.	1,956	150
Starbucks Corp.	8,149	262
Yum! Brands, Inc.	4,416	217
		629
Scientific Instruments: Gauges & Meters (2.6%)
Thermo Fisher Scientific, Inc. (a)	2,998	166
Textiles Apparel & Shoes (1.4%)
NIKE, Inc., Class B	1,036	88
Tobacco (4.0%)
Philip Morris International, Inc.	4,285	251
Wholesale & International Trade (3.3%)
Li & Fung Ltd. (Hong Kong)	36,000	209
Total Common Stocks (Cost $5,066)		6,114
Convertible Preferred Stocks (0.5%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(b)(c) (Cost $32)	10,818	32
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $95)	94,618	95
Total Investments (99.3%) (Cost $5,193)		6,241
Other Assets in Excess of Liabilities (0.7%)		42
Net Assets (100.0%)		$6,283

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held a fair valued security valued at approximately $32,000, representing 0.5% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(c)  Security has been deemed illiquid at December 31, 2010.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Advantage Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverage: Brewers & Distillers	$228	$—	$—	$228
Beverage: Soft Drinks	402	—	—	402
Commercial Services	540	—	—	540
Communications Technology	64	—	—	64
Computer Services Software & Systems	277	—	—	277
Computer Technology	277	—	—	277
Consumer Lending	184	—	—	184
Cosmetics	346	—	—	346
Diversified Manufacturing Operations	101	—	—	101
Diversified Materials & Processing	195	—	—	195
Diversified Retail	514	—	—	514
Foods	194	—	—	194
Gas Pipeline	100	—	—	100
Insurance: Multi-Line	91	—	—	91
Oil: Crude Producers	168	—	—	168
Paints & Coatings	95	—	—	95
Personal Care	92	—	—	92
Pharmaceuticals	429	—	—	429
Real Estate Investment Trusts (REIT)	267	—	—	267
Recreational Vehicles & Boats	207	—	—	207
Restaurants	629	—	—	629
Scientific Instruments: Gauges & Meters	166	—	—	166
Textiles Apparel & Shoes	88	—	—	88
Tobacco	251	—	—	251
Wholesale & International Trade	209	—	—	209
Total Common Stocks	6,114	—	—	6,114
Convertible Preferred Stocks	—	—	32	32
Short-Term Investments — Investment Companies	95	—	—	95
Total Assets	$6,209	$—	$32	$6,241

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Balance as of 8/31/10	$32
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$32
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Capital Growth Portfolio

The Capital Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 23.11%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 16.71%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Stock selection and an underweight in technology had the largest positive effect on relative performance. Exposure to the computer technology industry drove gains. Both stock selection and an overweight in consumer discretionary were advantageous to relative performance, with outperformance from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

•  Conversely, stock selection and an overweight in the materials and processing sector offset relative gains elsewhere. Within the sector, the fertilizer industry was the most detrimental to returns. Stock selection and an underweight in the energy sector also dampened relative performance, primarily due to exposure to natural gas producers. Finally, an overweight in financial services was disadvantageous. However this was somewhat mitigated by good stock selection in the sector, particularly in diversified conglomerates.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Capital Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	23.11%	4.81%	2.07%	9.36%
Russell 1000® Growth Index	16.71	3.75	0.02	7.44
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	6.95
Portfolio — Class P Shares w/o sales charges(5)	22.79	4.57	1.82	7.53
Russell 1000® Growth Index	16.71	3.75	0.02	5.68
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	4.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	46.8%
Computer Services Software & Systems	18.2
Diversified Retail	10.5
Computer Technology	7.3
Commercial Services	5.9
Investment Company	5.8
Casinos & Gambling	5.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Capital Growth Portfolio

	Shares	Value (000)
Common Stocks (93.9%)
Air Transport (2.2%)
Expeditors International of Washington, Inc.	342,078	$18,677
Alternative Energy (3.8%)
Range Resources Corp.	172,742	7,770
Ultra Petroleum Corp. (a)	509,879	24,357
		32,127
Beverage: Brewers & Distillers (1.7%)
Anheuser-Busch InBev ADR	256,358	14,636
Biotechnology (2.9%)
Illumina, Inc. (a)	381,066	24,137
Casinos & Gambling (5.5%)
Las Vegas Sands Corp. (a)	722,143	33,182
Wynn Resorts Ltd.	123,330	12,807
		45,989
Cement (1.0%)
Martin Marietta Materials, Inc.	92,989	8,577
Chemicals: Diversified (2.9%)
Monsanto Co.	343,649	23,932
Commercial Finance & Mortgage Companies (2.5%)
BM&F Bovespa SA (Brazil)	2,634,670	20,839
Commercial Services (5.9%)
eBay, Inc. (a)	759,312	21,132
Leucadia National Corp.	580,643	16,943
SGS SA (Registered) (Switzerland)	6,894	11,569
		49,644
Communications Technology (0.9%)
Cisco Systems, Inc. (a)	379,948	7,686
Computer Services Software & Systems (18.2%)
Baidu, Inc. ADR (China) (a)	286,957	27,700
Facebook, Inc., Class B (a)(b)(c)	758,570	15,096
Google, Inc., Class A (a)	78,801	46,805
Salesforce.com, Inc. (a)	167,296	22,083
Tencent Holdings Ltd. (China)	482,300	10,480
Teradata Corp. (a)	561,492	23,111
VMware, Inc., Class A (a)	89,446	7,953
		153,228
Computer Technology (7.3%)
Apple, Inc. (a)	191,206	61,675
Consumer Lending (1.6%)
CME Group, Inc.	41,440	13,333
Diversified Media (2.0%)
Naspers Ltd., Class N (South Africa)	288,528	16,992
Diversified Retail (10.6%)
Amazon.com, Inc. (a)	354,632	63,834
Costco Wholesale Corp.	176,614	12,753
NetFlix, Inc. (a)	70,002	12,299
		88,886
Medical Equipment (2.0%)
Intuitive Surgical, Inc. (a)	64,198	16,547

	Shares	Value (000)
Pharmaceuticals (4.0%)
Allergan, Inc.	160,651	$11,032
Mead Johnson Nutrition Co.	356,656	22,202
		33,234
Real Estate Investment Trusts (REIT) (4.1%)
Brookfield Asset Management, Inc., Class A (Canada)	1,024,807	34,116
Recreational Vehicles & Boats (2.7%)
Edenred (France) (a)	948,263	22,448
Restaurants (3.4%)
Starbucks Corp.	526,888	16,929
Yum! Brands, Inc.	244,093	11,973
		28,902
Securities Brokerage & Services (1.6%)
Charles Schwab Corp. (The)	795,950	13,619
Semiconductors & Components (0.8%)
First Solar, Inc. (a)	53,269	6,932
Shipping (1.5%)
C.H. Robinson Worldwide, Inc.	152,252	12,209
Tobacco (1.9%)
Philip Morris International, Inc.	275,435	16,121
Wholesale & International Trade (2.9%)
Li & Fung Ltd. (Hong Kong)	4,265,601	24,750
Total Common Stocks (Cost $550,750)		789,236
Convertible Preferred Stocks (0.5%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(b)(c) (Cost $4,355)	1,451,604	4,355
Short-Term Investment (5.8%)
Investment Company (5.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $48,692)	48,692,195	48,692
Total Investments (100.2%) (Cost $603,797)		842,283
Liabilities in Excess of Other Assets (-0.2%)		(1,288)
Net Assets (100.0%)		$840,995

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $19,451,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Capital Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$18,677	$—	$—	$18,677
Alternative Energy	32,127	—	—	32,127
Beverage: Brewers & Distillers	14,636	—	—	14,636
Biotechnology	24,137	—	—	24,137
Casinos & Gambling	45,989	—	—	45,989
Cement	8,577	—	—	8,577
Chemicals: Diversified	23,932	—	—	23,932
Commercial Finance & Mortgage Companies	20,839	—	—	20,839
Commercial Services	49,644	—	—	49,644
Communications Technology	7,686	—	—	7,686
Computer Services Software & Systems	138,132	—	15,096	153,228
Computer Technology	61,675	—	—	61,675
Consumer Lending	13,333	—	—	13,333
Diversified Media	16,992	—	—	16,992
Diversified Retail	88,886	—	—	88,886
Medical Equipment	16,547	—	—	16,547
Pharmaceuticals	33,234	—	—	33,234
Real Estate Investment Trusts (REIT)	34,116	—	—	34,116
Recreational Vehicles & Boats	22,448	—	—	22,448
Restaurants	28,902	—	—	28,902
Securities Brokerage & Services	13,619	—	—	13,619
Semiconductors & Components	6,932	—	—	6,932
Shipping	12,209	—	—	12,209
Tobacco	16,121	—	—	16,121
Wholesale & International Trade	24,750	—	—	24,750
Total Common Stocks	774,140	—	15,096	789,236
Convertible Preferred Stocks	—	—	4,355	4,355
Short-Term Investment —
Investment Company	48,692	—	—	48,692
Total Assets	$822,832	$—	$19,451	$842,283

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $67,638,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Balance as of 12/31/09	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	2,168	—
Net purchases (sales)	12,928	4,355
Transfers in for Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$15,096	$4,355
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$2,168	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Focus Growth Portfolio

The Focus Growth Portfolio (the "Portfolio") seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 28.23%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 16.71%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Although an overweight in technology diminished relative performance, it was more than offset by positive stock selection in the sector. Exposure to the computer technology industry drove gains. Stock selection in consumer discretionary was also advantageous to relative performance, with outperformance from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

•  Conversely, stock selection and an overweight in the materials and processing sector had the largest negative effect on relative results. Within the sector, the fertilizer industry was the most detrimental to returns. Stock selection and an underweight in the energy sector also dampened relative performance, primarily due to exposure to natural gas producers. An underweight and stock selection in the consumer staples sector were a drag on returns, with weakness from the brewers and distillers industry.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Focus Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	28.23%	5.92%	2.87%	11.05%
Russell 1000® Growth Index	16.71	3.75	0.02	7.16
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	6.41
Portfolio — Class P Shares w/o sales charges(5)	27.86	5.64	2.61	8.84
Russell 1000® Growth Index	16.71	3.75	0.02	5.68
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	4.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 8, 1995.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.5%
Computer Services Software & Systems	19.2
Diversified Retail	11.1
Computer Technology	9.2
Commercial Services	7.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Focus Growth Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
Air Transport (2.7%)
Expeditors International of Washington, Inc.	9,550	$521
Alternative Energy (4.6%)
Ultra Petroleum Corp. (a)	18,672	892
Beverage: Brewers & Distillers (2.2%)
Anheuser-Busch InBev ADR	7,481	427
Biotechnology (3.5%)
Illumina, Inc. (a)	10,740	680
Casinos & Gambling (4.9%)
Las Vegas Sands Corp. (a)	20,732	953
Chemicals: Diversified (3.8%)
Monsanto Co.	10,624	740
Commercial Finance & Mortgage Companies (3.1%)
BM&F Bovespa SA (Brazil)	75,659	598
Commercial Services (7.0%)
eBay, Inc. (a)	21,570	600
Leucadia National Corp.	16,380	478
SGS SA (Registered) (Switzerland)	169	284
		1,362
Computer Services Software & Systems (19.2%)
Baidu, Inc. ADR (China) (a)	8,283	800
Google, Inc., Class A (a)	2,250	1,336
Salesforce.com, Inc. (a)	4,812	635
Tencent Holdings Ltd. (China)	13,700	298
Teradata Corp. (a)	15,553	640
		3,709
Computer Technology (9.2%)
Apple, Inc. (a)	5,504	1,775
Diversified Media (2.5%)
Naspers Ltd., Class N (South Africa)	8,199	483
Diversified Retail (11.2%)
Amazon.com, Inc. (a)	10,045	1,808
NetFlix, Inc. (a)	1,991	350
		2,158
Pharmaceuticals (3.3%)
Mead Johnson Nutrition Co.	10,093	628
Real Estate Investment Trusts (REIT) (4.9%)
Brookfield Asset Management, Inc., Class A (Canada)	28,355	944
Recreational Vehicles & Boats (3.3%)
Edenred (France) (a)	27,016	640
Restaurants (4.2%)
Starbucks Corp.	14,791	475
Yum! Brands, Inc.	6,948	341
		816
Tobacco (2.4%)
Philip Morris International, Inc.	8,034	470

	Shares	Value (000)
Wholesale & International Trade (3.7%)
Li & Fung Ltd. (Hong Kong)	122,100	$709
Total Common Stocks (Cost $15,483)		18,505
Convertible Preferred Stocks (0.3%)
Alternative Energy (0.3%)
Better Place, Inc. (a)(b)(c) (Cost $53)	17,553	53
Short-Term Investment (4.1%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $793)	793,245	793
Total Investments (100.1%) (Cost $16,329)		19,351
Liabilities in Excess of Other Assets (-0.1%)		(29)
Net Assets (100.0%)		$19,322

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held a fair valued security valued at approximately $53,000, representing 0.3% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Focus Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$521	$—	$—	$521
Alternative Energy	892	—	—	892
Beverage: Brewers & Distillers	427	—	—	427
Biotechnology	680	—	—	680
Casinos & Gambling	953	—	—	953
Chemicals: Diversified	740	—	—	740
Commercial Finance & Mortgage Companies	598	—	—	598
Commercial Services	1,362	—	—	1,362
Computer Services Software & Systems	3,709	—	—	3,709
Computer Technology	1,775	—	—	1,775
Diversified Media	483	—	—	483
Diversified Retail	2,158	—	—	2,158
Pharmaceuticals	628	—	—	628
Real Estate Investment Trusts (REIT)	944	—	—	944
Recreational Vehicles & Boats	640	—	—	640
Restaurants	816	—	—	816
Tobacco	470	—	—	470
Wholesale & International Trade	709	—	—	709
Total Common Stocks	18,505	—	—	18,505
Convertible Preferred Stocks	—	—	53	53
Short-Term Investment —
Investment Company	793	—	—	793
Total Assets	$19,298	$—	$53	$19,351

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $1,605,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Balance as of 12/31/09	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	53
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$53
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Opportunity Portfolio

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

On May 21, 2010, the Opportunity Portfolio acquired the assets/liabilities and adopted the financial and performance history of the Van Kampen Equity Growth Fund.

Beginning with the fiscal period ended December 31, 2010, the fiscal year end for this Portfolio will be for periods ended December 31. Prior to December 31, 2010, the fiscal year was reported and audited as of June 30. The last audited fiscal year was for the twelve months ended June 30, 2010.

The financial highlights included in this annual report cover the period from July 1, 2010 to December 31, 2010.

For the period from July 1, 2010 to December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 27.72%, net of fees, for Class H shares. During the period, the Portfolio's Class H shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 26.37%. Performance does not reflect the deduction of any applicable sales charge.

Factors Affecting Performance

•  Improving outlooks for the U.S. and global economies drove equity market gains in the second half of 2010. Expectations for the Federal Reserve (the Fed) to implement a second round of Treasury bond buying were a major factor in the rally. With ongoing weakness in employment and the housing market and troubling government debt at the state and local levels, investors believed the Fed's response would help avert a double-dip recession, at least for the time being.

•  The Portfolio outperformed the Index during the period. Stock selection and an overweight in consumer discretionary had the largest positive effect on relative performance, particularly in the diversified retail industry.

•  Stock selection in technology was also advantageous to relative performance. The Portfolio's exposure to the computer technology industry led the sector's outperformance.

•  An underweight in health care was favorable to relative performance, although the Portfolio's sole holding in the sector, a medical equipment stock, underperformed.

•  However, relative gains were diminished by both an overweight and stock selection in financial services. Within the sector, the financial data and systems industry was the largest detractor.

•  Both stock selection and an underweight in energy hampered relative performance. The Portfolio's energy positions did not underperform the Index, but given our general underweight and the relative outperformance of other names in the sector that we do not own, our overall exposure detracted from relative performance.

•  An underweight in producer durables hurt relative performance, while stock selection helped.

Management Strategies

•  We seek to invest in high-quality established and emerging franchise companies that we believe have sustainable competitive advantages and strong normalized free cash flow yields and are undervalued at the time of investment. We find these companies through rigorous fundamental analysis. We focus on long-term growth rather than short-term events.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Opportunity Portfolio

*  Minimum Investment

**  Performance shown for the Portfolio's Class H shares reflects the performance of the Class A shares of the Predecessor Fund for periods prior to May 21, 2010 and has been restated to reflect the Portfolio's applicable sales charge.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H shares will vary from the Class I, Class P and Class L shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	19.64%	6.47%	—	7.94%
Russell 1000® Growth Index	16.71	3.75	—	4.01
Lipper Multi-Cap Growth Funds Index	20.39	3.50	—	4.27
Portfolio — Class H Shares w/o sales charges(4)	19.30	6.20	2.20	4.03
Portfolio — Class H Shares with maximum sales charges(4)	13.62	5.18	1.71	3.63
Russell 1000® Growth Index	16.71	3.75	0.02	1.83
Lipper Multi-Cap Growth Funds Index	20.39	3.50	0.25	3.15
Portfolio — Class L Shares w/o sales charges(4)	18.57	5.41	1.50	3.31
Russell 1000® Growth Index	16.71	3.75	0.02	1.83
Lipper Multi-Cap Growth Funds Index	20.39	3.50	0.25	3.15
	Total Returns(3)
	One Year	Five Years	Cumulative Ten Years	Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	25.23%
Russell 1000® Growth Index	—	—	—	19.79
Lipper Multi-Cap Growth Funds Index	—	—	—	22.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for at least one year.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced operations on August 12, 2005. Each of the Class A and Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.0%
Consumer Lending	12.9
Computer Services Software & Systems	11.7
Computer Technology	9.1
Diversified Retail	8.7
Commercial Services	7.5
Communications Technology	5.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Advertising Agencies (4.3%)
Omnicom Group, Inc.	274,450	$12,570
Alternative Energy (3.1%)
Ultra Petroleum Corp. (a)	194,148	9,274
Asset Management & Custodian (1.5%)
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	317,043	4,507
Beverage: Brewers & Distillers (1.4%)
Diageo PLC ADR (United Kingdom)	56,113	4,171
Casinos & Gambling (4.3%)
Universal Entertainment Corp. (Japan) (a)	263,900	7,713
Wynn Resorts Ltd.	48,265	5,012
		12,725
Chemicals: Diversified (3.9%)
Monsanto Co.	164,921	11,485
Commercial Finance & Mortgage Companies (0.9%)
BM&F Bovespa SA (Brazil)	351,674	2,782
Commercial Services (7.5%)
China Merchants Holdings International Co., Ltd. (China)	2,320,135	9,164
New Oriental Education & Technology Group, Inc. ADR (China) (a)	113,819	11,977
Xueda Education Group ADR (China) (a)	87,528	986
		22,127
Commercial Vehicles & Parts (0.9%)
Minth Group Ltd. (Hong Kong)	1,570,000	2,577
Communications Technology (5.1%)
Cisco Systems, Inc. (a)	253,163	5,122
Corning, Inc.	519,993	10,046
		15,168
Computer Services Software & Systems (11.8%)
Baidu, Inc. ADR (China) (a)	125,938	12,157
Google, Inc., Class A (a)	38,093	22,626
		34,783
Computer Technology (9.1%)
Apple, Inc. (a)	71,420	23,037
Youku.com, Inc. ADR (China) (a)	113,212	3,964
		27,001
Consumer Lending (12.9%)
American Express Co.	124,324	5,336
Berkshire Hathaway, Inc., Class B (a)	51,475	4,124
CME Group, Inc.	25,625	8,245
Mastercard, Inc., Class A	62,706	14,053
Visa, Inc., Class A	90,532	6,371
		38,129
Diversified Retail (8.7%)
Amazon.com, Inc. (a)	142,572	25,663
Home Building (3.7%)
Brookfield Incorporacoes SA (Brazil)	2,097,295	10,929

	Shares	Value (000)
Insurance: Multi-Line (4.5%)
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	498,820	$13,373
Personal Care (1.5%)
Procter & Gamble Co. (The)	67,639	4,351
Real Estate Investment Trusts (REIT) (4.6%)
Brookfield Asset Management, Inc., Class A (Canada)	410,612	13,669
Semiconductors & Components (2.5%)
Marvell Technology Group Ltd. (a)	389,419	7,224
Tobacco (3.1%)
Philip Morris International, Inc.	154,737	9,057
Truckers (3.0%)
DSV A/S (Denmark)	405,016	8,953
Total Common Stocks (Cost $232,365)		290,518
Convertible Preferred Stocks (0.8%)
Alternative Energy (0.8%)
Better Place, Inc. (a)(b)(c) (Cost $2,339)	779,539	2,339
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $3,180)	3,180,133	3,180
Total Investments (100.2%) (Cost $237,884)		296,037
Liabilities in Excess of Other Assets (-0.2%)		(551)
Net Assets (100.0%)		$295,486

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held a fair valued security valued at approximately $2,339,000, representing 0.8% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$12,570	$—	$—	$12,570
Alternative Energy	9,274	—	—	9,274
Asset Management & Custodian	4,507	—	—	4,507
Beverage: Brewers & Distillers	4,171	—	—	4,171
Casinos & Gambling	12,725	—	—	12,725
Chemicals: Diversified	11,485	—	—	11,485
Commercial Finance & Mortgage Companies	2,782	—	—	2,782
Commercial Services	22,127	—	—	22,127
Commercial Vehicles & Parts	2,577	—	—	2,577
Communications Technology	15,168	—	—	15,168
Computer Services Software & Systems	34,783	—	—	34,783
Computer Technology	27,001	—	—	27,001
Consumer Lending	38,129	—	—	38,129
Diversified Retail	25,663	—	—	25,663
Home Building	10,929	—	—	10,929
Insurance: Multi-Line	13,373	—	—	13,373
Personal Care	4,351	—	—	4,351
Real Estate Investment Trusts (REIT)	13,669	—	—	13,669
Semiconductors & Components	7,224	—	—	7,224
Tobacco	9,057	—	—	9,057
Truckers	8,953	—	—	8,953
Total Common Stocks	290,518	—	—	290,518
Convertible Preferred Stocks	—	—	2,339	2,339
Short-Term Investment —
Investment Company	3,180	—	—	3,180
Total Assets	$293,698	$—	$2,339	$296,037

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $28,407,000 transferred from Level 2 to Level 1. At June 30, 2010, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Balance as of 6/30/10	$2,339
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$2,339
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 27.20%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 29.09%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Stock selection in health care was the largest detractor, which was somewhat offset by relative gains from an underweight there. Within the sector, the pharmaceuticals industry was the primary cause for the underperformance. Stock selection in consumer discretionary was unfavorable as well, while an overweight helped relative performance. The specialty retail industry was the sector's weakest performer. Relative performance was hampered by stock selection and an underweight in the energy sector, where exposure to natural gas producers was especially disadvantageous.

•  However, both stock selection and an overweight in the materials and processing sector were advantageous to relative performance, particularly exposure to the diversified metals and minerals industry. Stock selection and an underweight in producer durables contributed positively, led by the back office support, human resources and consulting industry. Finally, stock selection in utilities was a source of relative gains, despite the negative impact of an overweight in the sector, as the miscellaneous utilities industry outperformed.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Small Company Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	27.20%	4.76%	5.32%	11.40%
Russell 2000® Growth Index	29.09	5.30	3.78	6.86
Lipper Small-Cap Growth Funds Index	26.08	3.92	2.58	8.86
Portfolio — Class P Shares w/o sales charges(5)	26.86	4.47	5.06	10.33
Russell 2000® Growth Index	29.09	5.30	3.78	4.88
Lipper Small-Cap Growth Funds Index	26.08	3.92	2.58	6.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	75.2%
Computer Services Software & Systems	15.1
Commercial Services	9.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Asset Management & Custodian (4.2%)
Capital Southwest Corp.	41,517	$4,310
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	867,495	12,333
Greenhill & Co., Inc.	708,705	57,887
		74,530
Casinos & Gambling (1.9%)
Lakes Entertainment, Inc. (a)	613,119	1,747
Universal Entertainment Corp. (Japan) (a)	1,064,700	31,119
		32,866
Cement (3.8%)
Eagle Materials, Inc.	1,247,179	35,233
Texas Industries, Inc.	676,465	30,968
		66,201
Chemicals: Diversified (4.0%)
Intrepid Potash, Inc. (a)	846,228	31,556
Rockwood Holdings, Inc. (a)	992,565	38,829
		70,385
Commercial Services (10.0%)
Advisory Board Co. (The) (a)	1,022,830	48,718
Corporate Executive Board Co. (The)	1,051,275	39,475
CoStar Group, Inc. (a)	878,475	50,565
Information Services Group, Inc. (a)	2,217,197	4,634
MercadoLibre, Inc. (Brazil) (a)	481,684	32,104
		175,496
Communications Technology (1.5%)
GSI Commerce, Inc. (a)	1,143,168	26,521
Computer Services Software & Systems (12.9%)
Acxiom Corp. (a)	1,497,503	25,682
Blackboard, Inc. (a)	381,246	15,746
comScore, Inc. (a)	490,292	10,938
Forrester Research, Inc.	1,049,162	37,025
MakeMyTrip Ltd. (India) (a)	270,216	7,304
NetSuite, Inc. (a)	761,076	19,027
OpenTable, Inc. (a)	462,685	32,610
Solera Holdings, Inc.	1,018,286	52,258
SuccessFactors, Inc. (a)	874,894	25,337
		225,927
Computer Technology (2.8%)
E-Commerce China Dangdang, Inc. ADR (China) (a)	661,518	17,907
Youku.com, Inc. ADR (China) (a)	901,095	31,548
		49,455
Consumer Electronics (0.8%)
Sohu.com, Inc. (China) (a)	229,500	14,571
Diversified Retail (4.3%)
Blue Nile, Inc. (a)	983,911	56,142
Citi Trends, Inc. (a)	787,762	19,340
		75,482

	Shares	Value (000)
Electronic Components (1.5%)
Cogent Communications Group, Inc. (a)	1,809,821	$25,591
Entertainment (2.8%)
Vail Resorts, Inc. (a)	948,719	49,371
Financial Data & Systems (3.5%)
MSCI, Inc., Class A (a)	1,557,974	60,699
Foods (0.7%)
Country Style Cooking Restaurant Chain Co. Ltd. ADR (China) (a)	563,965	12,971
Health Care Services (2.3%)
athenahealth, Inc. (a)	978,927	40,116
Health Care Facilities (0.2%)
LCA-Vision, Inc. (a)	745,278	4,285
Health Care Management Services (1.5%)
HMS Holdings Corp. (a)	411,470	26,651
Health Care: Miscellaneous (1.0%)
MedAssets, Inc. (a)	865,588	17,476
Home Building (2.5%)
Brookfield Incorporacoes SA (Brazil)	4,734,317	24,670
Gafisa SA ADR (Brazil)	1,381,712	20,076
		44,746
Hotel/Motel (0.8%)
Gaylord Entertainment Co. (a)	367,146	13,195
Insurance: Multi-Line (2.7%)
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	1,426,544	38,246
Pico Holdings, Inc. (a)	286,610	9,114
		47,360
Medical & Dental Instruments & Supplies (3.2%)
Techne Corp.	859,453	56,440
Metals & Minerals: Diversified (5.1%)
Lynas Corp. Ltd. (Australia) (a)	42,277,220	89,077
Oil: Crude Producers (2.1%)
Brigham Exploration Co. (a)	1,382,137	37,649
Pharmaceuticals (3.0%)
Gen-Probe, Inc. (a)	624,418	36,435
Ironwood Pharmaceuticals, Inc. (a)(b)	1,212,976	12,554
Ironwood Pharmaceuticals, Inc. (a)	306,973	3,177
		52,166
Printing and Copying Services (1.4%)
VistaPrint N.V. (a)	539,060	24,797
Publishing (1.6%)
Morningstar, Inc.	532,169	28,248
Real Estate Investment Trusts (REIT) (0.2%)
Consolidated-Tomoka Land Co.	125,935	3,640
Restaurants (4.9%)
BJ's Restaurants, Inc. (a)	690,253	24,456
PF Chang's China Bistro, Inc.	1,274,848	61,779
		86,235

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	1,372,258	$23,589
Semiconductors & Components (2.0%)
Tessera Technologies, Inc. (a)	1,551,736	34,371
Technology: Miscellaneous (0.9%)
iRobot Corp. (a)	643,902	16,020
Utilities: Electrical (4.6%)
AET&D Holdings No 1 Ltd. (Australia) (a)(c)(d)	6,504,106	—
Brookfield Infrastructure Partners LP (Canada)	3,834,153	80,709
		80,709
Total Common Stocks (Cost $1,331,007)		1,686,836
Preferred Stocks (1.2%)
Health Care Services (0.4%)
Castlight Health, Inc. (a)(c)(d)	1,796,926	7,387
Medical Equipment (0.4%)
Pacific Biosciences of California, Inc. (a)(c)(d)	1,046,420	7,765
Technology: Miscellaneous (0.4%)
Ning, Inc. Series D (a)(c)(d)	1,132,800	6,593
Total Preferred Stocks (Cost $22,812)		21,745
Convertible Preferred Stocks (3.5%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(c)(d)	2,887,667	8,663
Computer Services Software & Systems (2.7%)
Twitter, Inc. Series E (a)(c)(d)	456,336	20,903
Youku.com, Inc. (China) (a)(c)(d)	15,089,311	26,557
		47,460
Consumer Services: Miscellaneous (0.3%)
Xoom Corp. Series F (a)(c)(d)	2,610,922	5,222
Total Convertible Preferred Stocks (Cost $30,940)		61,345
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $44,047)	44,047,301	44,047
Total Investments (103.2%) (Cost $1,428,806)		1,813,973
Liabilities in Excess of Other Assets (-3.2%)		(56,068)
Net Assets (100.0%)		$1,757,905

(a)  Non-income producing security.

(b)  Super voting rights at a ratio of 10:1.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $83,090,000, representing 4.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2010.

ADR  American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Asset Management & Custodian	$74,530	$—	$—	$74,530
Casinos & Gambling	32,866	—	—	32,866
Cement	66,201	—	—	66,201
Chemicals: Diversified	70,385	—	—	70,385
Commercial Services	175,496	—	—	175,496
Communications Technology	26,521	—	—	26,521
Computer Services Software & Systems	225,927	—	—	225,927
Computer Technology	49,455	—	—	49,455
Consumer Electronics	14,571	—	—	14,571
Diversified Retail	75,482	—	—	75,482
Electronic Components	25,591	—	—	25,591
Entertainment	49,371	—	—	49,371
Financial Data & Systems	60,699	—	—	60,699
Foods	12,971	—	—	12,971
Health Care Services	40,116	—	—	40,116
Health Care Facilities	4,285	—	—	4,285
Health Care Management Services	26,651	—	—	26,651
Health Care: Miscellaneous	17,476	—	—	17,476
Home Building	44,746	—	—	44,746
Hotel/Motel	13,195	—	—	13,195
Insurance: Multi-Line	47,360	—	—	47,360
Medical & Dental Instruments & Supplies	56,440	—	—	56,440
Metals & Minerals: Diversified	89,077	—	—	89,077
Oil: Crude Producers	37,649	—	—	37,649
Pharmaceuticals	52,166	—	—	52,166
Printing and Copying Services	24,797	—	—	24,797
Publishing	28,248	—	—	28,248
Real Estate Investment Trusts (REIT)	3,640	—	—	3,640
Restaurants	86,235	—	—	86,235
Scientific Instruments: Pollution Control	23,589	—	—	23,589
Semiconductors & Components	34,371	—	—	34,371

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Technology: Miscellaneous	$16,020	$—	$—		$16,020
Utilities: Electrical	80,709	—	—	†	80,709
Total Common Stocks	1,686,836	—	—	†	1,686,836
Preferred Stocks	—	—	21,745		21,745
Convertible Preferred Stocks	—	—	61,345		61,345
Short-Term Investment —
Investment Company	44,047	—	—		44,047
Total Assets	$1,730,883	$—	$83,090		$1,813,973

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $144,866,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)
Balance as of 12/31/09	$26,686		$17,305	$7,293
Accrued discounts/premiums	—		—	—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	(14,132)		(2,947)	30,406
Net purchases (sales)	—	@	7,387	23,646
Transfers in for Level 3	—		—	—
Transfers out of Level 3	(12,554	)‡	—	—
Balance as of 12/31/10	$—	@	$21,745	$61,345
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—		$(1,067)	$30,406

†  Includes securities which are valued at zero.

‡  A security that was fair valued under procedures established by and under the general supervision of the Fund's Directors at December 31, 2010 was valued using an unadjusted quoted price at December 31, 2010.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.86%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 27.96%, and the S&P 500® Index, which returned 15.06%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 27.96% in the 12-month period ending December 31, 2010, as measured by the FTSE NAREIT Equity REITs Index, but is still down approximately 25% from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. REITs posted significant gains through April. The gains appeared to be driven by an improved outlook for the economy and coincided with the strong rally in the broader equity and debt markets. Subsequently, the sector declined through June alongside the broader equity markets, which fell on investor concerns that the European sovereign debt crisis and policy-tightening measures in China may hinder continued global economic growth. For the remainder of the period, REIT share prices generally appeared to benefit once again from rallies in the equity and bond markets, as Treasuries experienced dramatic declines in yields on concerns over continued weak economic conditions and the renewed risks of deflation, and greater conviction that the Fed will not likely raise short-term rates soon.

•  Among the major U.S. REIT sectors, the apartment sector significantly outperformed, the retail sector meaningfully outperformed, and the office sector significantly underperformed the Index. Apartment stocks benefited as the companies reported that multifamily operating fundamentals continued to strengthen even in the face of a slowing U.S. economy and sluggish job growth. Additionally, asset values in the apartment investment market continued to strengthen due to the improved operating and financing environment. The retail sector meaningfully outperformed the Index. Within the retail sector, both malls and shopping centers outperformed as operating results showed signs of improvement as tenant demand from retailers has improved from trough levels in mid-2009. The office sector significantly underperformed the Index. Within the office sector, the companies that focus on major central business district locations, particularly New York City, outperformed the owners of suburban office assets, who experienced continued weakness in tenant demand. Among the smaller sectors, the hotel REITs significantly outperformed, the storage REITs modestly outperformed, and the health care and industrial REITs significantly underperformed the Index.

•  The Portfolio outperformed the Index for the period. Bottom-up stock selection and top-down sector allocation both contributed to performance. Stock selection was especially strong in the hotel, office, apartment and diversified sectors; this was partially offset by the impact of stock selection in the shopping center and mall sectors. From a top-down perspective, the Fund benefited from the overweight to the hotel and apartment sectors and the underweight to the industrial sector. Cash held in the Portfolio detracted from relative performance, given the Index's nearly 28% gain during the period.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial, suburban office and health care assets.

•  Based on an estimated 20% downward adjustment to asset values from peak levels, the REIT market ended the period at an approximate 20% premium. Views on valuations in the REIT sector remain mixed. Advocates point to a continued improvement in asset values, particularly among higher-quality assets with a secure income stream, as

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

U.S. Real Estate Portfolio

well as in credit markets, and the favorable benefits of REITs having unique access to capital at very attractive rates. In addition, while current valuations may be ahead of consensus NAVs, it is notable that they are very comparable to the prices being paid in limited recent transactions. However, the case for the attractiveness of REITs relative to investment grade bonds has been weakened due to the combination of declining capitalization rates and higher bond yields, plus an outlook for lackluster operating cash flow growth. The bears continue to be worried that share prices have run ahead of themselves due to a potential disappointment from a slower-than-expected recovery in asset values driven by a weaker-than-expected recovery in operating fundamentals (as a result of disappointing economic and job growth) and/or the overhang from the high degree of troubled mortgages that require significant equity capital.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(5)	29.86%	3.83%	11.37%	13.16%
FTSE NAREIT Equity REITs Index	27.96	3.04	10.77	10.92
S&P 500® Index	15.06	2.29	1.42	8.11
Lipper Real Estate Funds Average	27.60	1.91	9.64	11.12
Portfolio — Class P Shares w/o sales charges(6)	29.51	3.57	11.07	12.16
FTSE NAREIT Equity REITs Index	27.96	3.04	10.77	10.55
S&P 500® Index	15.06	2.29	1.42	6.71
Lipper Real Estate Funds Average	27.60	1.91	9.64	10.53

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs". The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Residential Apartments	16.8%
Regional Malls	14.6
Other*	13.3
Diversified	10.9
Health Care	10.7
Office	10.2
Lodging/Resorts	10.2
Shopping Centers	7.9
Industrial	5.4
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
Diversified (11.1%)
Coresite Realty Corp.	214,204	$2,922
Cousins Properties, Inc. REIT	1,817,487	15,158
Digital Realty Trust, Inc. REIT	192,580	9,926
Forest City Enterprises, Inc., Class A (a)	1,471,490	24,559
Lexington Realty Trust REIT	54,430	433
Vornado Realty Trust REIT	585,988	48,830
Winthrop Realty Trust REIT	254,160	3,251
		105,079
Health Care (10.9%)
Assisted Living Concepts, Inc., Class A (a)	304,811	9,915
Capital Senior Living Corp. (a)	160,420	1,075
HCP, Inc. REIT	1,292,078	47,536
Healthcare Realty Trust, Inc. REIT	630,622	13,350
LTC Properties, Inc. REIT	20,790	584
Nationwide Health Properties, Inc. REIT	102,728	3,737
Senior Housing Properties Trust REIT	754,511	16,554
Ventas, Inc. REIT	188,820	9,909
		102,660
Industrial (5.5%)
AMB Property Corp. REIT	868,818	27,550
Cabot Industrial Value Fund II, LP (a)(b)(c)(d)	14,000	4,900
Cabot Industrial Value Fund III, LP (a)(b)(c)(d)	2,980	1,490
DCT Industrial Trust, Inc. REIT	716,623	3,805
Exeter Industrial Value Fund, LP (a)(b)(c)(d)	6,375,000	5,228
Keystone Industrial Fund, LP (a)(b)(c)(d)	7,500,000	5,925
Keystone Industrial Fund II, LP (a)(b)(c)(d)	3,037,500	3,245
		52,143
Lodging/Resorts (10.4%)
Host Hotels & Resorts, Inc. REIT	3,699,134	66,103
Starwood Hotels & Resorts Worldwide, Inc.	529,827	32,203
		98,306
Mortgage (1.4%)
Colony Financial, Inc. REIT	3,092	62
CreXus Investment Corp. REIT	131,180	1,718
Starwood Property Trust, Inc. REIT	543,871	11,682
		13,462
Office (10.5%)
BioMed Realty Trust, Inc. REIT	191,810	3,577
Boston Properties, Inc. REIT	491,087	42,283
BRCP REIT I L.P. (a)(b)(c)(d)	6,101,396	2,136
BRCP REIT II, L.P. REIT (a)(b)(c)(d)	7,919,213	3,801
Brookfield Properties Corp.	754,661	13,229
CommonWealth REIT	95,118	2,426
Douglas Emmett, Inc. REIT	207,480	3,444
Hudson Pacific Properties, Inc. REIT	257,620	3,877
Mack-Cali Realty Corp. REIT	700,440	23,157
Parkway Properties Inc. REIT	39,514	692
		98,622

	Shares	Value (000)
Office/Industrial Mixed (1.6%)
Duke Realty Corp. REIT	257,696	$3,211
Liberty Property Trust REIT	237,120	7,569
PS Business Parks, Inc. REIT	72,202	4,023
		14,803
Regional Malls (14.9%)
General Growth Properties, Inc. REIT	1,510,550	23,383
Macerich Co. (The) REIT	131,740	6,241
Simon Property Group, Inc. REIT	1,084,958	107,943
Taubman Centers, Inc. REIT	66,013	3,332
		140,899
Residential Apartments (17.1%)
American Campus Communities, Inc. REIT	59,580	1,892
Apartment Investment & Management Co., Class A REIT	23,037	595
AvalonBay Communities, Inc. REIT	331,945	37,361
BRE Properties, Inc. REIT	9,130	397
Camden Property Trust REIT	489,955	26,448
Equity Residential REIT	1,702,681	88,454
Post Properties, Inc. REIT	170,644	6,195
		161,342
Residential Manufactured Homes (1.8%)
Equity Lifestyle Properties, Inc. REIT	307,360	17,191
Self Storage (4.5%)
Public Storage REIT	393,198	39,878
Sovran Self Storage, Inc. REIT	79,382	2,922
		42,800
Shopping Centers (8.1%)
Acadia Realty Trust REIT	511,396	9,328
Federal Realty Investment Trust REIT	148,560	11,577
Kite Realty Group Trust REIT	118,470	641
Regency Centers Corp. REIT	1,111,624	46,955
Retail Opportunity Investments Corp.	809,266	8,020
		76,521
Timber (0.4%)
Plum Creek Timber Co., Inc. REIT	104,148	3,900
Total Common Stocks (Cost $811,788)		927,728
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $35,795)	35,795,250	35,795
Total Investments (102.0%) (Cost $847,583)		963,523
Liabilities in Excess of Other Assets (-2.0%)		(18,728)
Net Assets (100.0%)		$944,795

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(c)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BCRP REIT I, LLC was acquired between 5/03 - 5/08 and has a cost basis of $2,287,000. BRCP REIT II, LLC was acquired between 10/06 - 8/10 and has a current cost basis of $7,919,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of $7,000,000. Cabot Industrial Value Fund III, LP was acquired between 12/08 - 2/10 and has a current cost basis of $1,490,000. Exeter Industrial Fund, LP was acquired between 11/07 - 7/10 and has a current cost basis of $6,375,000. Keystone Industrial Fund, LP was acquired between 3/06 - 11/09 and has a current cost basis of $6,131,000. Keystone Industrial Fund II, LP was acquired between 1/09 and 12/10 and has a current cost basis of $3,038,000. At December 31, 2010, these securities had an aggregate market value of $26,725,000 representing 2.8% of net assets.

(d)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $26,725,000, representing 2.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

REIT  Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$105,079	$—	$—	$105,079
Health Care	102,660	—	—	102,660
Industrial	31,355	—	20,788	52,143
Lodging/Resorts	98,306	—	—	98,306
Mortgage	13,462	—	—	13,462
Office	92,685	—	5,937	98,622
Office/Industrial Mixed	14,803	—	—	14,803
Regional Malls	140,899	—	—	140,899
Residential Apartments	161,342	—	—	161,342
Residential Manufactured Homes	17,191	—	—	17,191
Self Storage	42,800	—	—	42,800
Shopping Centers	76,521	—	—	76,521
Timber	3,900	—	—	3,900
Total Common Stocks	901,003	—	26,725	927,728
Short-Term Investment —
Investment Company	35,795	—	—	35,795
Total Assets	$936,798	$—	$26,725	$963,523

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$20,790
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,076)
Net purchases (sales)	7,011
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$26,725
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	(1,076)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.07%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index (the "Index"), which returned 15.68%.

Factors Affecting Performance

•  The first quarter of 2010 was overall a good period for fixed income assets, which were supported by a positive macro backdrop of benign economic data and unchanged monetary policy in the G-3. In addition, important policy decisions influenced global markets including the passage of U.S. health care reform, and sovereign risk related issues especially around Greece and peripheral Europe. Against this backdrop, emerging markets (EM) debt strongly outperformed developed markets debt in the first quarter.

•  Financial markets remained choppy throughout the second quarter of 2010 as investors focused on the unfolding crisis in peripheral Europe. Worries over a potential "double dip" recession and banking sector struggles in the developed world, and tighter monetary policies in certain EM countries overshadowed the generally strong fundamentals in the U.S. and most of the EM world. During the quarter, EM central banks stepped up the movement toward the normalization of monetary policy. Such actions highlighted the inner strength of most emerging countries.

•  During the third quarter, EM debt markets continued to be driven primarily by economic and policy developments in the developed world, rather than by EM-centered events. EM central banks slowed the pace of rate hikes as growth softened from very robust levels and inflation remained stable. EM debt continued to benefit from strong portfolio inflows.

•  Performance of risky assets through the fourth quarter of 2010 as a whole was driven by two opposing factors. The first, which was consistent with greater appetite for risk, involved moves by policy makers in the U.S. that aimed to boost economic growth in 2011. The most obvious initiatives were the second round of quantitative easing (QE2) and the extension of the Bush-era tax cuts. However, sentiment soured — and appetite for risk fell — in November as a result of the fiscal crisis in Ireland. Emerging markets debt, like most risky assets, generally underperformed during the last three months of the year. Nevertheless, in relation to other episodes in which global investors have become risk averse, the negative returns were modest, coinciding with EM data flow confirming that fundamentals remain intact and favorable.

•  Emerging market local currency debt, as measured by the Index, returned 15.68% for the year, while local currency debt yields stood at 6.69% as of year-end.

•  The Portfolio benefited from currency exposure to the Malaysian ringgit and an overweight exposure to South African local rates. Yield curve posture in Brazil, Indonesia and Mexico also aided returns. Conversely, underweight exposure to local bonds from Malaysia and Thailand detracted from relative returns. Exposure to local currency in South Africa and Turkey also hurt returns.

Management Strategies

•  We expect growth in the developed world to recover somewhat in 2011, reflecting a new wave of expansionary fiscal and monetary policies — particularly in the U.S. However, the unresolved fiscal sustainability issues in the periphery of Europe and individual states in the U.S. are likely to generate periodic bouts of risk aversion into 2011. Such expansionary policies in the developed world are likely to provide further support to commodity prices and capital inflows to EM countries, but will also exacerbate inflationary and currency appreciation pressures.

•  Our constructive view on EM assets in 2011 reflects expectations for strong domestic demand-driven growth, supportive terms of trade and large capital inflows. EM countries are likely to respond to expansionary polices in the developed world by

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Debt Portfolio

hardening capital controls to avoid a further appreciation of their currencies, while hiking rates at a pace adequate to contain inflationary pressures in their economies. Overall, we believe that EM central banks will be able to slow but not to reverse the appreciation trend in their currencies.

•  The impact of the strong macroeconomic fundamentals in the emerging markets on sovereign risk premium appears to be fully priced in most countries, with pockets of undervaluation on which we will focus. In contrast, we believe that higher carry and continued portfolio flows will continue to support EM currencies. Several currencies in Asia and certain commodity currencies remain undervalued and could benefit further from a benign external environment and easy monetary policy in the developed world.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index(1) and the Lipper Emerging Markets Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	15.07%	8.18%	11.26%	10.42%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	9.44	10.84	10.54
Lipper Emerging Markets Debt Funds Index	13.35	7.78	11.45	—
Portfolio — Class P Shares w/o sales charges(5)	14.88	7.89	11.00	10.76
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	9.44	10.84	11.71
Lipper Emerging Markets Debt Funds Index	13.35	7.78	11.45	10.96
Portfolio — Class H Shares w/o sales charges(6)	14.86	—	—	8.18
Portfolio — Class H Shares with maximum 3.50% sales charges	10.84	—	—	6.89
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	—	—	10.04
Lipper Emerging Markets Debt Funds Index	13.35	—	—	7.04
Portfolio — Class L Shares w/o sales charges(7)	14.18	—	—	8.69
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	—	—	11.62
Lipper Emerging Markets Debt Funds Index	13.35	—	—	8.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar - denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Debt Portfolio

(2)  The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on February 1, 1994.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on January 2, 2008.

(7)  Commenced offering on June 16, 2008.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	88.6%
Short-Term Investment	11.4
Total Investments	100.0%

2010 Annual Report

December 31, 2010

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)			Value (000)
Fixed Income Securities (86.2%)
Brazil (10.9%)
Sovereign (10.9%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14 - 1/1/21	BRL	8,435		$4,590
Colombia (4.3%)
Sovereign (4.3%)
Republic of Colombia,
9.85%, 6/28/27	COP	1,292,000		954
12.00%, 10/22/15		1,261,000		878
				1,832
Egypt (2.9%)
Sovereign (2.9%)
UBS AG Jersey Branch,
12.60%, 2/22/17	EGP	7,200		1,234
Hungary (4.4%)
Sovereign (4.4%)
Republic of Hungary,
6.75%, 2/24/17	HUF	156,990		714
7.25%, 6/12/12		238,470		1,154
				1,868
Indonesia (8.2%)
Corporate Bond (0.0%)
Tjiwi Kimia Finance Mauritius Ltd.,
3.29%, 4/28/15 (a)(b)		$—	@	—	@
Sovereign (8.2%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/19/18 (b)	IDR	10,000,000		1,209
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20		12,000,000		1,624
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes
9.00%, 9/18/18 (b)		1,000,000		121
11.00%, 11/17/20		3,890,000		527
				3,481
Malaysia (3.5%)
Sovereign (3.5%)
Government of Malaysia,
2.51%, 8/27/12	MYR	3,900		1,256
3.76%, 4/28/11		597		194
3.83%, 9/28/11		123		40
				1,490
Mexico (10.7%)
Sovereign (10.7%)
Mexican Bonos,
8.50%, 5/31/29 - 11/18/38	MXN	40,170		3,524
10.00%, 12/5/24		9,850		996
				4,520

	Face Amount (000)		Value (000)
Peru (3.8%)
Sovereign (3.8%)
Republic of Peru,
8.20%, 8/12/26	PEN	2,350	$994
8.60%, 8/12/17		1,390	594
			1,588
Poland (10.7%)
Sovereign (10.7%)
Republic of Poland,
4.25%, 5/24/11	PLN	540	182
5.50%, 10/25/19		11,672	3,837
6.25%, 10/24/15		1,450	508
			4,527
South Africa (11.6%)
Sovereign (11.6%)
Republic of South Africa,
7.25%, 1/15/20	ZAR	34,240	4,917
Thailand (4.0%)
Sovereign (4.0%)
Kingdom of Thailand,
4.25%, 3/13/13	THB	19,400	663
5.25%, 7/13/13 - 5/12/14		29,403	1,040
			1,703
Turkey (11.2%)
Sovereign (11.2%)
Republic of Turkey,
Zero Coupon, 5/11/11 - 1/25/12	TRY	2,843	1,774
10.50%, 1/15/20		821	595
16.00%, 3/7/12		3,305	2,365
			4,734
Total Fixed Income Securities (Cost $34,152)			36,484
	No. of Warrants
Warrant (0.0%)
Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (a)(c) (Cost $—)		495	13
	Shares
Short-Term Investment (11.0%)
Investment Company (11.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $4,671)4,671,423			4,671
Total Investments (97.2%) (Cost $38,823)			41,168
Other Assets in Excess of Liabilities (2.8%)			1,177
Net Assets			$42,345

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2010.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Security has been deemed illiquid at December 31, 2010.

@  Value is less than $500.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase
	CLP	188,461	$403	1/3/11	USD	401	$401	$(2)
	USD	388	388	1/3/11	CLP	188,461	403	15
	BRL	250	150	1/4/11	USD	148	148	(2)
	USD	147	147	1/4/11	BRL	250	150	3
	USD	387	387	1/6/11	KRW	443,340	391	4
	USD	391	391	1/10/11	INR	17,656	395	4
	USD	2,331	2,331	1/14/11	RUB	71,842	2,351	20
	USD	2,113	2,113	1/18/11	THB	63,500	2,106	(7)
	USD	2,346	2,346	1/18/11	MYR	7,340	2,378	32
	USD	133	133	1/18/11	THB	4,000	133	— @
	USD	161	161	1/18/11	MYR	500	162	1
	USD	401	401	1/31/11	CLP	188,461	402	1
	USD	147	147	2/2/11	BRL	250	150	3
	USD	406	406	5/16/11	CNY	2,660	404	(2)
			$9,904				$9,974	$70

@    Value is less than $500.

BRL  —  Brazilian Real

CLP  —  Chilean Peso

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

EGP  —  Egyptian Pound

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

INR  —  Indian Rupee

KRW  —  South Korean Won

MXN  —  Mexican New Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$—	@	$—	$—	@
Sovereign	—	36,484		—	36,484
Total Fixed Income Securities	—	36,484		—	36,484
Warrants	—	13		—	13
Short-Term Investment —
Investment Company	4,671	—		—	4,671
Foreign Currency Exchange Contracts	—	83		—	83
Total Assets	4,671	36,580		—	41,251
Liabilities:
Foreign Currency Exchange Contracts	—	(13)		—	(13)
Total	$4,671	$36,567		$—	$41,238

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

@  Value is less than $500.s

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)		Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$387,099	$1,484		$1,596,329	$1,084
Investments in Securities of Affiliated Issuers, at Cost	24,567	128		110,530	911
Total Investments in Securities, at Cost	411,666	1,612		1,706,859	1,995
Foreign Currency, at Cost	10,746	97		2,162	—
Investments in Securities of Unaffiliated Issuers, at Value(1)	444,592	1,515		2,090,824	1,086
Investments in Securities of Affiliated Issuers, at Value	23,136	128		129,564	911
Total Investments in Securities, at Value(1)	467,728	1,643		2,220,388	1,997
Foreign Currency, at Value	10,835	97		2,187	—
Cash	—	37		151	—
Receivable for Investments Sold	2,757	—		4,956	—
Receivable for Portfolio Shares Sold	178	—		2,914	—
Dividends Receivable	516	—		919	—
Due from Broker	1,224	—		—	—
Tax Reclaim Receivable	311	—		229	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	318	—		—	—
Due from Adviser	—	29		—	29
Receivable from Affiliates	2	—	@	8	—	@
Other Assets	3	—		11	—
Total Assets	483,872	1,806		2,231,763	2,026
Liabilities:
Collateral on Securities Loaned, at Value	26,398	—		66,112	—
Payable for Investments Purchased	33	248		6,969	287
Payable for Investment Advisory Fees	609	—		6,200	—
Deferred Capital Gain Country Tax	—	—		3,725	—
Payable for Portfolio Shares Redeemed	75	—		2,004	—
Payable for Sub Transfer Agency Fees	183	—		843	—
Bank Overdraft	—	—		—	609
Unrealized Depreciation on Foreign Currency Exchange Contracts	511	—		—	—
Payable for Custodian Fees	42	—	@	276	—	@
Payable for Professional Fees	49	28		85	28
Payable for Administration Fees	31	—	@	143	—	@
Payable for Directors' Fees and Expenses	16	—		65	—
Payable for Transfer Agent Fees	2	1		7	1
Payable for Distribution and Shareholder Servicing Fees — Class P	3	—	@	24	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—	—	@	—	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	@	—	—	@
Other Liabilities	93	—	@	98	—	@
Total Liabilities	28,045	277		86,551	925
Net Assets	$455,827	$1,529		$2,145,212	$1,101
Net Assets Consist Of:
Paid-in-Capital	$491,632	$1,498		$1,751,013	$1,100
Distributions in Excess of Net Investment Income	(1,349)	—		(20,221)	(—	@)
Accumulated Net Realized Loss	(90,541)	—		(95,398)	—
Unrealized Appreciation (Depreciation) on:
Investments	57,493	31		490,772 *	2
Investments in Affiliates	(1,431)	—		19,034	—
Futures Contracts	88	—		—	—
Foreign Currency Exchange Contracts	(218)	—		—	—
Foreign Currency Translations	153	(—	@)	12	(1)
Net Assets	$455,827	$1,529		$2,145,212	$1,101

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)	Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
CLASS I:
Net Assets	$441,350	$1,223	$2,031,778	$701
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	36,602,335	120,000	74,850,116	70,000
Net Asset Value, Offering and Redemption Price Per Share	$12.06	$10.19	$27.14	$10.01
CLASS P:
Net Assets	$14,477	$102	$113,434	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,179,040	10,000	4,270,638	10,000
Net Asset Value, Offering and Redemption Price Per Share	$12.28	$10.19	$26.56	$10.01
CLASS H:
Net Assets	$—	$102	$—	$200
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	10,000	—	20,000
Net Asset Value and Redemption Price Per Share	$—	$10.19	$—	$10.01
Maximum Sales Load	—	4.75%	—	4.75%
Maximum Sales Charge	$—	$0.51	$—	$0.50
Maximum Offering Price Per Share	$—	$10.70	$—	$10.51
CLASS L:
Net Assets	$—	$102	$—	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	10,000	—	10,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.19	$—	$10.01
(1) Including: Securities on Loan, at Value:	$25,327	$—	$83,309	$—

@  Amount is less than $500.

*  Net of $3,725,000 Deferred Capital Gain Country Tax in Emerging Markets Portfolio.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	Global Discovery Portfolio (000)		Global Franchise Portfolio (000)		Global Opportunity Portfolio (000)		Global Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,118		$80,651		$8,208		$1,107,160
Investments in Securities of Affiliated Issuers, at Cost	960		2,873		101		35,380
Total Investments in Securities, at Cost	2,078		83,524		8,309		1,142,540
Foreign Currency, at Cost	—		47		—		6,042
Investments in Securities of Unaffiliated Issuers, at Value	1,116		96,390		11,631		1,196,225
Investments in Securities of Affiliated Issuers, at Value	960		2,873		101		35,380
Total Investments in Securities, at Value	2,076		99,263		11,732		1,231,605
Foreign Currency, at Value	—		47		—		6,110
Cash	—		—		—		7
Receivable for Portfolio Shares Sold	100		1		—		110,907
Dividends Receivable	—		108		4		2,421
Receivable for Investments Sold	—		—		110		2,265
Tax Reclaim Receivable	—		128		1		53
Due from Adviser	29		—		25		—
Receivable from Affiliates	—	@	—	@	—	@	7
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—		—		—
Other Assets	—		—		50		6
Total Assets	2,205		99,547		11,922		1,353,381
Liabilities:
Payable for Investments Purchased	448		—		—		50,359
Payable for Investment Advisory Fees	—		144		—		2,382
Bank Overdraft	481		—		—		—
Payable for Portfolio Shares Redeemed	—		—		5		238
Payable for Professional Fees	28		20		30		25
Payable for Administration Fees	—	@	7		1		78
Payable for Sub Transfer Agency Fees	—		10		—	@	69
Payable for Custodian Fees	—	@	6		5		43
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—		—		—
Payable for Directors' Fees and Expenses	—		6		1		8
Payable for Transfer Agent Fees	1		1		5		1
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	2		—	@	14
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@	—		1		2
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@	—		1		3
Other Liabilities	1		32		20		42
Total Liabilities	959		228		69		53,264
Net Assets	$1,246		$99,319		$11,853		$1,300,117
Net Assets Consist Of:
Paid-in-Capital	$1,250		$91,189		$8,522		$1,530,140
Undistributed (Distributions in Excess of) Net Investment Income	(1)		328		(38)		(9,201)
Accumulated Net Realized Gain (Loss)	—		(7,953)		(54)		(309,966)
Unrealized Appreciation (Depreciation) on:
Investments	(2)		15,739		3,423		89,065
Foreign Currency Exchange Contracts	—		—		—		—
Foreign Currency Translations	(1)		16		—	@	79
Net Assets	$1,246		$99,319		$11,853		$1,300,117

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	Global Discovery Portfolio (000)	Global Franchise Portfolio (000)	Global Opportunity Portfolio (000)	Global Real Estate Portfolio (000)
CLASS I:
Net Assets	$697	$89,666	$5,354	$1,215,881
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	70,000	5,862,834	462,145	138,486,775
Net Asset Value, Offering and Redemption Price Per Share	$9.97	$15.29	$11.58	$8.78
CLASS P:
Net Assets	$100	$9,653	$11	$67,812
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	639,170	937	7,754,877
Net Asset Value, Offering and Redemption Price Per Share	$9.97	$15.10	$11.56	$8.74
CLASS H:
Net Assets	$349	$—	$5,808	$11,381
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	35,030	—	503,936	1,305,667
Net Asset Value and Redemption Price Per Share	$9.97	$—	$11.53	$8.72
Maximum Sales Load	4.75%	—	4.75%	4.75%
Maximum Sales Charge	$0.50	$—	$0.57	$0.43
Maximum Offering Price Per Share	$10.47	$—	$12.10	$9.15
CLASS L:
Net Assets	$100	$—	$680	$5,043
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	—	59,107	584,843
Net Asset Value, Offering and Redemption Price Per Share	$9.97	$—	$11.50	$8.62

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	International Advantage Portfolio (000)		International Equity Portfolio (000)	International Opportunity Portfolio (000)		International Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,475		$3,712,021	$5,251		$571,245
Investments in Securities of Affiliated Issuers, at Cost	503		155,321	65		583
Total Investments in Securities, at Cost	1,978		3,867,342	5,316		571,828
Foreign Currency, at Cost	—		512	2		111
Investments in Securities of Unaffiliated Issuers, at Value(1)	1,473		4,236,342	6,492		401,528
Investments in Securities of Affiliated Issuers, at Value	503		155,321	65		583
Total Investments in Securities, at Value(1)	1,976		4,391,663	6,557		402,111
Foreign Currency, at Value	—		520	2		113
Dividends Receivable	—		3,763	1		453
Tax Reclaim Receivable	—		2,437	2		134
Receivable for Portfolio Shares Sold	—		2,395	—		33
Receivable for Investments Sold	—		—	129		1,321
Due from Adviser	29		—	40		—
Receivable from Affiliates	—	@	17	—	@	— @
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—	—		—
Other Assets	—		27	19		4
Total Assets	2,005		4,400,822	6,750		404,169
Liabilities:
Collateral on Securities Loaned, at Value	—		88,250	—		—
Payable for Investment Advisory Fees	—		8,395	—		842
Payable for Sub Transfer Agency Fees	—		1,128	—		36
Payable for Portfolio Shares Redeemed	—		995	—		106
Payable for Investments Purchased	477		—	—		—
Payable for Administration Fees	—	@	288	—	@	27
Payable for Directors' Fees and Expenses	—		166	—	@	5
Payable for Custodian Fees	—	@	104	5		33
Payable for Professional Fees	28		42	16		24
Payable for Transfer Agent Fees	1		10	1		3
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—	—		—
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	194	—	@	1
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@	—	—	@	—
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@	—	—	@	—
Other Liabilities	1		255	8		31
Total Liabilities	507		99,827	30		1,108
Net Assets	$1,498		$4,300,995	$6,720		$403,061
Net Assets Consist Of:
Paid-in-Capital	$1,500		$4,358,440	$5,550		$1,003,078
Undistributed (Distributions in Excess of) Net Investment Income	(1)		486	13		5,613
Accumulated Net Realized Loss	—		(582,512)	(84)		(435,933)
Unrealized Appreciation (Depreciation) on:
Investments	(2)		524,321	1,241		(169,717)
Foreign Currency Exchange Contracts	—		—	—		—
Foreign Currency Translations	1		260	—	@	20
Net Assets	$1,498		$4,300,995	$6,720		$403,061

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	International Advantage Portfolio (000)	International Equity Portfolio (000)	International Opportunity Portfolio (000)	International Real Estate Portfolio (000)
CLASS I:
Net Assets	$1,198	$3,372,029	$5,672	$397,514
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	120,000	247,835,573	470,000	21,084,005
Net Asset Value, Offering and Redemption Price Per Share	$9.99	$13.61	$12.07	$18.85
CLASS P:
Net Assets	$100	$928,966	$120	$5,547
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	69,052,437	10,000	294,541
Net Asset Value, Offering and Redemption Price Per Share	$9.99	$13.45	$12.04	$18.83
CLASS H:
Net Assets	$100	$—	$808	$—
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	10,000	—	67,113	—
Net Asset Value and Redemption Price Per Share	$9.99	$—	$12.04	$—
Maximum Sales Load	4.75%	—	4.75%	—
Maximum Sales Charge	$0.50	$—	$0.60	$—
Maximum Offering Price Per Share	$10.49	$—	$12.64	$—
CLASS L:
Net Assets	$100	$—	$120	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	—	10,000	—
Net Asset Value, Offering and Redemption Price Per Share	$9.99	$—	$12.00	$—
(1) Including: Securities on Loan, at Value:	$—	$84,730	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	International Small Cap Portfolio (000)	Select Global Infrastructure (000)		Advantage Portfolio (000)		Capital Growth Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$375,866	$9,638		$5,098		$555,105
Investments in Securities of Affiliated Issuers, at Cost	9,956	271		95		48,692
Total Investments in Securities, at Cost	385,822	9,909		5,193		603,797
Foreign Currency, at Cost	78	4		—	@	—
Investments in Securities of Unaffiliated Issuers, at Value	412,480	10,014		6,146		793,591
Investments in Securities of Affiliated Issuers, at Value	9,956	271		95		48,692
Total Investments in Securities, at Value	422,436	10,285		6,241		842,283
Foreign Currency, at Value	79	4		—	@	—
Cash	—	—		—	@	—
Receivable for Investments Sold	986	—		—		—
Tax Reclaim Receivable	843	1		3		126
Dividends Receivable	544	44		6		323
Receivable for Portfolio Shares Sold	186	—		—		291
Unrealized Appreciation on Foreign Currency Exchange Contracts	294	—		—		—
Due from Adviser	—	41		35		—
Receivable from Affiliates	2	—	@	—	@	5
Other Assets	1	61		52		4
Total Assets	425,371	10,436		6,337		843,032
Liabilities:
Payable for Investment Advisory Fees	950	—		—		1,014
Unrealized Depreciation on Foreign Currency Exchange Contracts	1,440	—		—		—
Payable for Investments Purchased	1,121	—		—		—
Payable for Sub Transfer Agency Fees	105	—		—		332
Bank Overdraft	—	—		—		385
Payable for Portfolio Shares Redeemed	163	—		—		85
Payable for Professional Fees	27	30		27		21
Payable for Administration Fees	28	1		—	@	57
Payable for Custodian Fees	33	2		5		12
Payable for Directors' Fees and Expenses	15	—	@	1		36
Payable for Transfer Agent Fees	2	1		3		3
Payable for Distribution and Shareholder Servicing Fees — Class P	21	—	@	—	@	27
Payable for Distribution and Shareholder Servicing Fees — Class H	—	—	@	—	@	—
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	@	—	@	—
Other Liabilities	30	4		18		65
Total Liabilities	3,935	38		54		2,037
Net Assets	$421,436	$10,398		$6,283		$840,995
Net Assets Consist Of:
Paid-in-Capital	$496,066	$10,000		$5,497		$770,682
Undistributed (Distributions in Excess of) Net Investment Income	(203)	(1)		1		1,721
Accumulated Net Realized Gain (Loss)	(110,035)	23		(263)		(169,908)
Unrealized Appreciation (Depreciation) on:
Investments	36,614	376		1,048		238,486
Foreign Currency Exchange Contracts	(1,146)	—		—		—
Foreign Currency Translations	140	—	@	—	@	14
Net Assets	$421,436	$10,398		$6,283		$840,995

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	International Small Cap Portfolio (000)	Select Global Infrastructure (000)	Advantage Portfolio (000)	Capital Growth Portfolio (000)
CLASS I:
Net Assets	$320,362	$10,086	$5,015	$704,410
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	23,219,438	970,000	461,380	29,059,335
Net Asset Value, Offering and Redemption Price Per Share	$13.80	$10.40	$10.87	$24.24
CLASS P:
Net Assets	$101,074	$104	$10	$136,585
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	7,355,216	10,000	967	5,734,716
Net Asset Value, Offering and Redemption Price Per Share	$13.74	$10.40	$10.86	$23.82
CLASS H:
Net Assets	$—	$104	$1,103	$—
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	10,000	101,577	—
Net Asset Value and Redemption Price Per Share	$—	$10.40	$10.86	$—
Maximum Sales Load	—	4.75%	4.75%	—
Maximum Sales Charge	$—	$0.52	$0.54	$—
Maximum Offering Price Per Share	$—	$10.92	$11.40	$—
CLASS L:
Net Assets	$—	$104	$155	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	10,000	14,225	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.40	$10.89	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	Focus Growth Portfolio (000)		Opportunity Portfolio (000)		Small Company Growth Portfolio (000)		U.S. Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$15,536		$234,704		$1,384,759		$811,788
Investments in Securities of Affiliated Issuers, at Cost	793		3,180		44,047		35,795
Total Investments in Securities, at Cost	16,329		237,884		1,428,806		847,583
Foreign Currency, at Cost	3		—		—	@	—	@
Investments in Securities of Unaffiliated Issuers, at Value	18,558		292,857		1,769,926		927,728
Investments in Securities of Affiliated Issuers, at Value	793		3,180		44,047		35,795
Total Investments in Securities, at Value	19,351		296,037		1,813,973		963,523
Foreign Currency, at Value	3		—		—	@	1
Cash	—		—		—		13
Receivable for Investments Sold	—		—		1,532		88,929
Dividends Receivable	8		164		171		3,685
Receivable for Portfolio Shares Sold	—	@	7		1,285		627
Tax Reclaim Receivable	1		—		—		61
Receivable from Affiliates	—	@	—	@	7		4
Other Assets	—	@	53		10		38
Total Assets	19,363		296,261		1,816,978		1,056,881
Liabilities:
Payable for Portfolio Shares Redeemed	—		142		54,513		109,488
Payable for Investment Advisory Fees	3		370		3,514		2,006
Payable for Sub Transfer Agency Fees	1		14		621		380
Payable for Administration Fees	1		20		119		70
Payable for Professional Fees	17		36		35		26
Payable for Transfer Agent Fees	1		69		5		5
Payable for Custodian Fees	10		7		26		11
Payable for Directors' Fees and Expenses	5		1		24		23
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	—	@	115		19
Payable for Distribution and Shareholder Servicing Fees — Class H	—		48		—		—
Payable for Distribution and Shareholder Servicing Fees — Class L	—		24		—		—
Other Liabilities	3		44		101		58
Total Liabilities	41		775		59,073		112,086
Net Assets	$19,322		$295,486		$1,757,905		$944,795
Net Assets Consist Of:
Paid-in-Capital	$17,810		$271,099		$1,398,329		$930,226
Undistributed (Distributions in Excess of) Net Investment Income	—		(112)		147		340
Accumulated Net Realized Loss	(1,510)		(33,654)		(25,739)		(101,715)
Unrealized Appreciation (Depreciation) on:
Investments	3,022		58,153		385,167		115,940
Foreign Currency Translations	—	@	—	@	1		4
Net Assets	$19,322		$295,486		$1,757,905		$944,795

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	Focus Growth Portfolio (000)	Opportunity Portfolio (000)	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)
CLASS I:
Net Assets	$17,618	$12,798	$1,227,782	$855,474
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	899,861	840,478	86,673,642	59,687,805
Net Asset Value, Offering and Redemption Price Per Share	$19.58	$15.23	$14.17	$14.33
CLASS P:
Net Assets	$1,704	$2,113	$530,123	$89,321
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	89,677	139,109	39,947,769	6,347,044
Net Asset Value, Offering and Redemption Price Per Share	$19.00	$15.19	$13.27	$14.07
CLASS H:
Net Assets	$—	$241,108	$—	$—
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	16,056,909	—	—
Net Asset Value and Redemption Price Per Share	$—	$15.02	$—	$—
Maximum Sales Load	—	4.75%	—	—
Maximum Sales Charge	$—	$0.75	$—	$—
Maximum Offering Price Per Share	$—	$15.77	$—	$—
CLASS L:
Net Assets	$—	$39,467	$—	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	2,874,072	—	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$13.73	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statement of Assets and Liabilities

	Emerging Markets Debt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$34,152
Investments in Securities of Affiliated Issuers, at Cost	4,671
Total Investments in Securities, at Cost	38,823
Foreign Currency, at Cost	324
Investments in Securities of Unaffiliated Issuers, at Value	36,497
Investments in Securities of Affiliated Issuers, at Value	4,671
Total Investments in Securities, at Value	41,168
Foreign Currency, at Value	325
Interest Receivable	963
Unrealized Appreciation on Foreign Currency Exchange Contracts	83
Receivable from Affiliate	1
Other Assets	1
Total Assets	42,541
Liabilities:
Payable for Investments Purchased	120
Payable for Professional Fees	26
Unrealized Depreciation on Foreign Currency Exchange Contracts	13
Payable for Custodian Fees	10
Payable for Sub Transfer Agency Fees	4
Payable for Administration Fees	3
Payable for Transfer Agent Fees	2
Payable for Investment Advisory Fees	1
Payable for Directors' Fees and Expenses	1
Payable for Distribution and Shareholder Servicing Fees — Class P	1
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	3
Other Liabilities	12
Total Liabilities	196
Net Assets	$42,345
Net Assets Consist Of:
Paid-in-Capital	$38,801
Undistributed Net Investment Income	950
Accumulated Net Realized Gain	173
Unrealized Appreciation (Depreciation) on:
Investments	2,345
Foreign Currency Exchange Contracts	71
Foreign Currency Translations	5
Net Assets	$42,345

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statement of Assets and Liabilities (cont'd)

Emerging Markets Debt Portfolio (000)
CLASS I:
Net Assets	$28,864
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,320,257
Net Asset Value, Offering and Redemption Price Per Share	$12.44
CLASS P:
Net Assets	$6,792
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	532,334
Net Asset Value, Offering and Redemption Price Per Share	$12.76
CLASS H:
Net Assets	$2,021
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	158,360
Net Asset Value and Redemption Price Per Share	$12.76
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$13.22
CLASS L:
Net Assets	$4,668
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	372,201
Net Asset Value, Offering and Redemption Price Per Share	$12.54

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	Active International Allocation Portfolio (000)	Asian Equity** Portfolio (000)		Emerging Markets Portfolio (000)		Global** Advantage Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$13,319	$—		$43,262		$—
Dividends from Securities of Affiliated Issuers	436	—	@	571		—	@
Interest from Securities of Unaffiliated Issuers	6	—		—		—
Less: Foreign Taxes Withheld	(1,213)*	—		(4,232)		—
Total Investment Income	12,548	—	@	39,601		—	@
Expenses:
Investment Advisory Fees (Note B)	3,124	—	@	25,070		—	@
Sub Transfer Agency Fees	343	—		1,885		—
Custodian Fees (Note F)	237	—	@	1,949		—	@
Administration Fees (Note C)	385	—	@	1,692		—	@
Professional Fees	90	28		198		28
Shareholder Reporting Fees	95	—	@	213		—	@
Registration Fees	40	—		60		—
Transfer Agency Fees (Note E)	20	1		53		1
Directors' Fees and Expenses	14	—		58		—
Pricing Fees	38	—	@	12		—	@
Distribution and Shareholder Servicing Fees — Class P (Note D)	37	—	@	282		—	@
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	—	@	—		—	@
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	@	—		—	@
Other Expenses	26	—		81		—
Expenses Before Operating Expenses	4,449	29		31,553		29
Bank Overdraft Expense	— @	—		—	@	—
Total Expenses	4,449	29		31,553		29
Voluntary Waiver of Investment Advisory Fees (Note B)	(567)	(—	@)	—		(—	@)
Expenses Reimbursed by Adviser (Note B)	—	(29)		—		(29)
Rebate from Morgan Stanley Affiliate (Note G-2)	(53)	—		(293)		—
Net Expenses	3,829	—	@	31,260		—	@
Net Investment Income (Loss)	8,719	(—	@)	8,341		(—	@)
Realized Gain (Loss):
Investments Sold	9,675	(1)		350,232		(—	@)
Investments in Affiliates	(653)	—		4,098		—
Foreign Currency Exchange Contracts	(1,051)	—		—		—
Foreign Currency Transactions	683	(1)		494		(—	@)
Futures Contracts	3,348	—		—		—
Net Realized Gain (Loss)	12,002	(2)		354,824		(—	@)
Change in Unrealized Appreciation (Depreciation):
Investments	13,911	31		(16,582	)***	2
Investments in Affiliates	457	—		1,151		—
Foreign Currency Exchange Contracts	164	—		—		—
Foreign Currency Translations	276	(—	@)	33		(1)
Futures Contracts	(1,363)	—		—		—
Net Change in Unrealized Appreciation (Depreciation)	13,445	31		(15,398)		1
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	25,447	29		339,426		1
Net Increase in Net Assets Resulting from Operations	$34,166	$29		$347,767		$1

*  Including Foreign Taxes Withheld from Securities of Affiliated Issuers of $4,000 for Active International Allocation Portfolio.

**  Commencement of Operations December 28, 2010.

***  Net of increase in Deferred Capital Gains Country Tax Accrual of $409,000 for Emerging Markets Portfolio.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	Global* Discovery Portfolio (000)		Global Franchise Portfolio (000)	Global** Opportunity Portfolio (000)	Global*** Opportunity Portfolio (000)	Global Real Estate Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$—		$3,113	$110	$115	$28,128
Dividends from Securities of Affiliated Issuers	—	@	1	— @	—	53
Interest from Securities of Unaffiliated Issuers	—		— @	2	1	4
Less: Foreign Taxes Withheld	—		(201)	(3)	(4)	(1,235)
Total Investment Income	—	@	2,913	109	112	26,950
Expenses:
Investment Advisory Fees (Note B)	—	@	731	81	83	7,219
Administration Fees (Note C)	—	@	73	5	52	679
Custodian Fees (Note F)	—	@	30	19	19	226
Professional Fees	28		36	48	56	55
Sub Transfer Agency Fees	—		23	— @	—	140
Registration Fees	—		51	34	96	71
Shareholder Reporting Fees	—	@	7	5	19	70
Transfer Agency Fees (Note E)	1		16	21	18	35
Directors' Fees and Expenses	—		3	—	15	22
Pricing Fees	—	@	4	2	—	9
Distribution and Shareholder Servicing Fees — Class P (Note D)	—	@	23	— @	—	146
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	@	—	12	15	9
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	@	—	5	6	29
Distribution and Shareholder Servicing Fees — Class R	—		—	—	— @	—
Other Expenses	—		14	13	19	36
Offering Costs	—		—	—	38	—
Expenses Before Non Operating Expenses	29		1,011	245	436	8,746
Bank Overdraft Expense	—		— @	—	—	1
Reorganization Expense	—		—	16	—	—
Total Expenses	29		1,011	261	436	8,747
Voluntary Waiver of Investment Advisory Fees (Note B)	(—	@)	(74)	(81)	(83)	—
Expense Reimbursement by Advisor (Note B)	(29)		—	(52)	(217)	—
Rebate from Morgan Stanley Affiliate (Note G-2)	—		(4)	(1)	—	(30)
Net Expenses	—	@	933	127	136	8,717
Net Investment Income (Loss)	(—	@)	1,980	(18)	(24)	18,233
Realized Gain (Loss):
Investments Sold	—		16,088	308	67	(7,646)
Foreign Currency Exchange Contracts	—		1,887	—	—	—
Foreign Currency Transactions	(1)		(315)	1	(— @)	69
Net Realized Gain (Loss)	(1)		17,660	309	67	(7,577)
Change in Unrealized Appreciation (Depreciation):
Investments	(2)		(4,383)	1,576	4,040	153,147
Foreign Currency Exchange Contracts	—		(446)	—	—	(4)
Foreign Currency Translations	(1)		9	(— @)	1	88
Net Change in Unrealized Appreciation (Depreciation)	(3)		(4,820)	1,576	4,041	153,231
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(4)		12,840	1,885	4,108	145,654
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4)		$14,820	$1,867	$4,084	$163,887

*  Commencement of Operations December 28, 2010.

**  For the period from April 1, 2010 to December 31, 2010.

***  For the fiscal year ended March 31, 2010.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	International* Advantage Portfolio (000)		International Equity Portfolio (000)	International** Opportunity Portfolio (000)		International Real Estate Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$—		$133,826	$66		$21,925
Dividends from Securities of Affiliated Issuers	—	@	2,634	—	@	15
Interest from Securities of Unaffiliated Issuers	—		5	1		1
Less: Foreign Taxes Withheld	—		(10,717)	(3)		(1,099)
Total Investment Income	—	@	125,748	64		20,842
Expenses:
Investment Advisory Fees (Note B)	—	@	33,581	39		3,366
Administration Fees (Note C)	—	@	3,358	3		337
Sub Transfer Agency Fees	—		2,407	—		73
Custodian Fees (Note F)	—	@	666	14		186
Shareholder Reporting Fees	—	@	618	23		40
Professional Fees	28		151	30		47
Directors' Fees and Expenses	—		121	—	@	12
Transfer Agency Fees (Note E)	1		75	10		22
Registration Fees	—		71	2		31
Pricing Fees	—	@	7	4		6
Offering Costs	—		—	76		—
Distribution and Shareholder Servicing Fees — Class P (Note D)	—	@	2,585	—	@	16
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	@	—	1		—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	@	—	1		—
Other Expenses	—		137	6		22
Expenses Before Non Operating Expenses	29		43,777	209		4,158
Bank Overdraft Expense	—		—	—		— @
Total Expenses	29		43,777	209		4,158
Voluntary Waiver of Investment Advisory Fees (Note B)	(—	@)	(1,307)	(39)		—
Expenses Reimbursed by Advisor (Note B)	(29)		—	(119)		—
Rebate from Morgan Stanley Affiliate (Note G-2)	—		(116)	(—	@)	(10)
Net Expenses	—	@	42,354	51		4,148
Net Investment Income (Loss)	(—	@)	83,394	13		16,694
Realized Gain (Loss):
Investments Sold	—		(111,090)	(83	)***	(101,909)
Foreign Currency Exchange Contracts	—		(24,275)	—	@	—
Foreign Currency Transactions	(1)		(2,472)	(1)		(138)
Net Realized Loss	(1)		(137,837)	(84)		(102,047)
Change in Unrealized Appreciation (Depreciation):
Investments	(2)		307,321	1,241		119,264
Foreign Currency Exchange Contracts	—		(5,093)	—		(3)
Foreign Currency Translations	1		297	—	@	149
Net Change in Unrealized Appreciation (Depreciation)	(1)		302,525	1,241		119,410
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(2)		164,688	1,157		17,363
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2)		$248,082	$1,170		$34,057

*  Commencement of Operations December 28, 2010.

**  Commencement of Operations March 31, 2010.

***  Net of Capital Gain Country Tax of $1,000 for International Opportunity Portfolio.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	International Small Cap Portfolio (000)	Select Global* Infrastructure (000)		Advantage** Portfolio (000)		Advantage*** Portfolio (000)		Capital Growth Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$8,528	$124		$29		$88		$7,775
Dividends from Securities of Affiliated Issuers	11	—	@	—	@	—	@	34
Interest from Securities of Unaffiliated Issuers	—	—		—		—	@	— @
Less: Foreign Taxes Withheld	(540)	(12)		—	@	(3)		(274)
Total Investment Income	7,999	112		29		85		7,535
Expenses:
Investment Advisory Fees (Note B)	3,761	25		15		42		3,783
Sub Transfer Agency Fees	190	—		—		—	@	780
Administration Fees (Note C)	317	2		2		1		605
Custodian Fees (Note F)	187	4		14		7		60
Professional Fees	54	33		33		40		53
Shareholder Reporting Fees	47	1		(32	)#	34		110
Registration Fees	37	1		17		46		37
Transfer Agency Fees (Note E)	19	5		6		15		32
Directors' Fees and Expenses	12	—	@	—	@	2		22
Pricing Fees	7	2		1		—		5
Offering Costs	—	31		—		—		—
Distribution and Shareholder Servicing Fees — Class P (Note D)	205	—	@	—	@	—	@	263
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	—	@	1		3		—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	@	—	@	—	@	—
Other Expenses	23	1		—		64		33
Expenses Before Non Operating Expenses	4,859	105		57		254		5,783
Bank Overdraft Expense	— @	—		—		—		5
Reorganization Expense	—	—		16		—		—
Total Expenses	4,859	105		73		254		5,788
Voluntary Waiver of Investment Advisory Fees (Note B)	(100)	(25)		(15)		(42)		—
Expenses Reimbursed by Advisor (Note B)	—	(47)		(35)		(150)		—
Rebate from Morgan Stanley Affiliate (Note G-2)	(7)	(—	@)	(1)		—		(23)
Net Expenses	4,752	33		22		62		5,765
Net Investment Income	3,247	79		7		23		1,770
Realized Gain (Loss):
Investments Sold	23,435	23		175		(172)		29,692
Foreign Currency Exchange Contracts	(1,802)	—		—		—		—
Foreign Currency Transactions	(39)	2		—	@	—	@	(2)
Net Realized Gain (Loss)	21,594	25		175		(172)		29,690
Change in Unrealized Appreciation (Depreciation):
Investments	36,806	376		850		889		126,795
Foreign Currency Exchange Contracts	(2,289)	—		—		—		—
Foreign Currency Translations	45	—	@	—	@	—	@	14
Net Change in Unrealized Appreciation (Depreciation)	34,562	376		850		889		126,809
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	56,156	401		1,025		717		156,499
Net Increase in Net Assets Resulting from Operations	$59,403	$480		$1,032		$740		$158,269

*  Commencement of Operations September 20, 2010.

**  For the period September 1, 2010 to December 31, 2010.

***  For the fiscal year ended August 31, 2010.

#  Over accrual of prior year expenses.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	Focus Growth Portfolio (000)	Opportunity* Portfolio (000)		Opportunity** Portfolio (000)	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$84	$1,413		$3,404	$17,561	$22,092
Dividends from Securities of Affiliated Issuers	1	2		—	39	59
Interest from Securities of Unaffiliated Issuers	—	—		17	—	—
Less: Foreign Taxes Withheld	(3)	(19)		(51)	(11)	(108)
Total Investment Income	82	1,396		3,370	17,589	22,043
Expenses:
Investment Advisory Fees (Note B)	56	714		1,763	13,731	7,221
Sub Transfer Agency Fees	1	18		519	1,558	732
Administration Fees (Note C)	9	114		1	1,228	745
Shareholder Reporting Fees	—	59		186	273	166
Transfer Agency Fees (Note E)	10	268		525	61	40
Professional Fees	32	40		98	77	60
Custodian Fees (Note F)	21	28		59	104	49
Registration Fees	33	5		52	50	78
Directors' Fees and Expenses	1	5		32	42	25
Pricing Fees	2	2		—	6	4
Distribution and Shareholder Servicing Fees — Class P (Note D)	4	1		—	1,271	317
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	293		888	—	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	143		375	—	—
Other Expenses	5	40		104	54	27
Expenses Before Non Operating Expenses	174	1,730		4,602	18,455	9,464
Investment Related Expenses	—	—		—	—	82
Reorganization Expense	—	(258	)***	630	—	—
Total Expenses	174	1,472		5,232	18,455	9,546
Voluntary Waiver of Investment Advisory Fees (Note B)	(56)	—		—	(1,076)	—
Expenses Reimbursed by Adviser (Note B)	(2)	—		—	—	—
Rebate from Morgan Stanley Affiliate (Note G-2)	(— @)	(7)		—	(27)	(39)
Net Expenses	116	1,465		5,232	17,352	9,507
Net Investment Income (Loss)	(34)	(69)		(1,862)	237	12,536
Realized Gain (Loss):
Investments Sold	1,195	17,327		36,423	(19,978)	110,427
Foreign Currency Transactions	(2)	(5)		(32)	(13)	(2)
Net Realized Gain (Loss)	1,193	17,322		36,391	(19,991)	110,425
Change in Unrealized Appreciation (Depreciation):
Investments	2,402	51,254		35,288	404,905	117,405
Foreign Currency Translations	— @	(1)		1	1	(2)
Net Change in Unrealized Appreciation (Depreciation)	2,402	51,253		35,289	404,906	117,403
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	3,595	68,575		71,680	384,915	227,828
Net Increase in Net Assets Resulting from Operations	$3,561	$68,506		$69,818	$385,152	$240,364

*  For the period July 1, 2010 to December 31, 2010.

**  For the fiscal year ended June 30, 2010.

***  Over accrual of prior year expenses.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

Emerging Markets Debt Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$1
Dividends from Securities of Affiliated Issuers	5
Interest from Securities of Unaffiliated Issuers	3,767
Less: Foreign Taxes Withheld	(12)
Total Investment Income	3,761
Expenses:
Investment Advisory Fees (Note B)	354
Custodian Fees (Note F)	56
Professional Fees	56
Registration Fees	56
Administration Fees (Note C)	38
Transfer Agency Fees (Note E)	18
Shareholder Reporting Fees	8
Sub Transfer Agency Fees	8
Pricing Fees	5
Directors' Fees and Expenses	2
Shareholder Servicing Fees — Class P (Note D)	16
Shareholder Servicing Fees — Class H (Note D)	6
Distribution and Shareholder Servicing Fees — Class L (Note D)	25
Other Expenses	7
Expenses Before Non Operating Expenses	655
Bank Overdraft Expense	— @
Total Expenses	655
Voluntary Waiver of Investment Advisory Fees (Note B)	(207)
Rebate from Morgan Stanley Affiliate (Note G-2)	(3)
Net Expenses	445
Net Investment Income	3,316
Realized Gain (Loss):
Investments Sold	3,416
Foreign Currency Exchange Contracts	(139)
Foreign Currency Transactions	153
Net Realized Gain	3,430
Change in Unrealized Appreciation (Depreciation):
Investments	(90)
Foreign Currency Exchange Contracts	140
Foreign Currency Translations	(9)
Net Change in Unrealized Appreciation (Depreciation)	41
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,471
Net Increase in Net Assets Resulting from Operations	$6,787

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Asian Equity Portfolio
Period from December 28,	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$8,719	$11,345	$ (— @)
Net Realized Gain (Loss)	12,002	(70,840)	(2)
Net Change in Unrealized Appreciation (Depreciation)	13,445	173,101	31
Net Increase in Net Assets Resulting from Operations	34,166	113,606	29
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,900)	(13,207)	—
Class P:
Net Investment Income	(251)	(356)	—
Total Distributions	(9,151)	(13,563)	—
Capital Share Transactions:(1)
Class I:
Subscribed	17,789	45,436	1,200
Distributions Reinvested	8,573	12,690	—
Redeemed	(142,063)	(188,080)	—
Class P:
Subscribed	2,703	9,438	100
Distributions Reinvested	250	354	—
Redeemed	(5,510)	(3,783)	—
Class H:
Subscribed	—	—	100
Class L:
Subscribed	—	—	100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(118,258)	(123,945)	1,500
Redemption Fees	7	38	—
Total Increase (Decrease) in Net Assets	(93,236)	(23,864)	1,529
Net Assets:
Beginning of Period	549,063	572,927	—
End of Period	$455,827	$549,063	$1,529
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(1,349)	$(918)	$—
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,638	4,933	120
Shares Issued on Distributions Reinvested	729	1,167	—
Shares Redeemed	(12,896)	(21,055)	—
Net Increase (Decrease) in Class I Shares Outstanding	(10,529)	(14,955)	120
Class P:
Shares Subscribed	239	967	10
Shares Issued on Distributions Reinvested	21	32	—
Shares Redeemed	(514)	(388)	—
Net Increase (Decrease) in Class P Shares Outstanding	(254)	611	10
Class H:
Shares Subscribed	—	—	10
Class L:
Shares Subscribed	—	—	10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Emerging Markets Portfolio		Global Advantage Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$8,341	$9,443	$	(—	@)
Net Realized Gain (Loss)	354,824	(187,838)		(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(15,398)	1,077,869		1
Net Increase in Net Assets Resulting from Operations	347,767	899,474		1
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(15,877)	(26,280)		—
Class P:
Net Investment Income	(637)	(1,320)		—
Total Distributions	(16,514)	(27,600)		—
Capital Share Transactions:(1)
Class I:
Subscribed	281,040	422,795		700
Distributions Reinvested	15,473	25,138		—
Redeemed	(778,895)	(264,228)		—
Class P:
Subscribed	18,354	28,390		100
Distributions Reinvested	633	1,311		—
Redeemed	(48,150)	(19,004)		—
Class H:
Subscribed	—	—		200
Class L:
Subscribed	—	—		100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(511,545)	194,402		1,100
Redemption Fees	224	246		—
Total Increase (Decrease) in Net Assets	(180,068)	1,066,522		1,101
Net Assets:
Beginning of Period	2,325,280	1,258,758		—
End of Period	$2,145,212	$2,325,280		$1,101
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(20,221)	$(17,743)	$	(—	@)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,677	23,193		70
Shares Issued on Distributions Reinvested	588	1,125		—
Shares Redeemed	(32,609)	(15,497)		—
Net Increase (Decrease) in Class I Shares Outstanding	(20,344)	8,821		70
Class P:
Shares Subscribed	782	1,573		10
Shares Issued on Distributions Reinvested	25	60		—
Shares Redeemed	(2,131)	(1,039)		—
Net Increase (Decrease) in Class P Shares Outstanding	(1,324)	594		10
Class H:
Shares Subscribed	—	—		20
Class L:
Shares Subscribed	—	—		10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Global Discovery Portfolio	Global Franchise Portfolio
	Period from December 28, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ (— @)	$1,980	$1,467
Net Realized Gain (Loss)	(1)	17,660	(3,246)
Net Change in Unrealized Appreciation (Depreciation)	(3)	(4,820)	27,400
Net Increase (Decrease) in Net Assets Resulting from Operations	(4)	14,820	25,621
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(2,672)	(1,303)
Class P:
Net Investment Income	—	(264)	(45)
Total Distributions	—	(2,936)	(1,348)
Capital Share Transactions:(1)
Class I:
Subscribed	700	34,361	204
Issued due to a tax-free reorganization	—	—	26,813
Distributions Reinvested	—	2,566	1,271
Redeemed	—	(70,062)	(17,537)
Class P:
Subscribed	100	857	53
Issued due to a tax-free reorganization	—	—	7,918
Distributions Reinvested	—	248	37
Redeemed	—	(1,719)	(2,769)
Class H:
Subscribed	350	—	—
Class L:
Subscribed	100	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,250	(33,749)	15,990
Total Increase (Decrease) in Net Assets	1,246	(21,865)	40,263
Net Assets:
Beginning of Period	—	121,184	80,921
End of Period	$1,246	$99,319	$121,184
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(1)	$328	$289
(1) Capital Share Transactions:
Class I:
Shares Subscribed	70	2,390	22
Shares Issued due to tax-free reorganization	—	—	2,103
Shares Issued on Distributions Reinvested	—	169	110
Shares Redeemed	—	(4,794)	(1,349)
Net Increase (Decrease) in Class I Shares Outstanding	70	(2,235)	886
Class P:
Shares Subscribed	10	59	4
Shares Issued due to tax-free reorganization	—	—	629
Shares Issued on Distributions Reinvested	—	17	3
Shares Redeemed	—	(121)	(222)
Net Increase (Decrease) in Class P Shares Outstanding	10	(45)	414
Class H:
Shares Subscribed	35	—	—
Class L:
Shares Subscribed	10	—	—

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Global Opportunity Portfolio
	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)	Period from May 30, 2008^ to March 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss	$(18)	$(24)	$(11)
Net Realized Gain (Loss)	309	67	(435)
Net Change in Unrealized Appreciation (Depreciation)	1,576	4,041	(2,194)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,867	4,084	(2,640)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	(17)	—
Class C:
Net Investment Income	—	(3)	—
Class I:
Net Investment Income	—	(17)	—
Class R:**
Net Investment Income	—	(— @)	—
Total Distributions	—	(37)	—
Capital Share Transactions:(1)
Class A:
Subscribed	—	6,696	878
Distributions Reinvested	—	16	—
Conversion to Class H in connection with Reorganization	(5,407)	—	—
Redeemed	—	(1,432)	(222)
Class B:
Subscribed	115	804	135
Conversion to Class H in connection with Reorganization	(892)	—	—
Redeemed	(68)	(174)	(3)
Class C:
Subscribed	—	1,329	111
Distributions Reinvested	—	3	—
Conversion to Class L in connection with Reorganization	(682)	—	—
Redeemed	—	(186)	—
Class I:
Subscribed	12	2,220	4,600
Distributions Reinvested	—	1	—
Conversion to Class I in connection with Reorganization	(4,786)	—	—
Conversion from Class I in connection with Reorganization	4,786	—	—
Redeemed	(1,087)	(1,085)	—
Class P:
Subscribed	10 *	—	—
Class H:
Subscribed	830	—	—
Conversion from Class A in connection with Reorganization	5,407	—	—
Conversion from Class B in connection with Reorganization	892	—	—
Redeemed	(4,130)	—	—
Class L:
Subscribed	29	—	—
Conversion from Class C in connection with Reorganization	682	—	—
Redeemed	(823)	—	—
Class R:**
Subscribed	—	35	100
Distributions Reinvested	—	— @	—
Redeemed	(96)	(39)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,208)	8,188	5,599
Total Increase (Decrease) in Net Assets	(3,341)	12,235	2,959
Net Assets:
Beginning of Period	15,194	2,959	—
End of Period	$11,853	$15,194	$2,959
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(38)	$(22)	$25

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Global Opportunity Portfolio
	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)	Period from May 30, 2008^ to March 31, 2009 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	835	128
Shares Issued on Distributions Reinvested	—	2	—
Conversion to Class H in connection with Reorganization	(630)	—	—
Shares Redeemed	—	(171)	(43)
Net Increase (Decrease) in Class A Shares Outstanding	(630)	666	85
Class B:
Shares Subscribed	13	105	17
Conversion to Class H in connection with Reorganization	(104)	—	—
Shares Redeemed	(9)	(21)	(1)
Net Increase (Decrease) in Class B Shares Outstanding	(100)	84	16
Class C:
Shares Subscribed	—	160	12
Shares Issued on Distributions Reinvested	—	— @@	—
Conversion to Class L in connection with Reorganization	(80)	—	—
Shares Redeemed	—	(22)	—
Net Increase (Decrease) in Class A Shares Outstanding	(80)	138	12
Class I:
Shares Subscribed	1	256	460
Shares Issued on Distributions Reinvested	—	— @@	—
Conversion to Class I in connection with Reorganization	555	—	—
Conversion from Class I in connection with Reorganization	(555)	—	—
Shares Redeemed	(127)	(128)	—
Net Increase (Decrease) in Class I Shares Outstanding	(126)	128	460
Class P:
Shares Subscribed	1 *	—	—
Class H:
Shares Subscribed	84	—	—
Conversion from Class A in connection with Reorganization	630	—	—
Conversion from Class B in connection with Reorganization	104	—	—
Shares Redeemed	(435)	—	—
Net Increase in Class H Shares Outstanding	383	—	—
Class L:
Shares Subscribed	2	—	—
Conversion from Class C in connection with Reorganization	80	—	—
Shares Redeemed	(93)	—	—
Net Decrease in Class L Shares Outstanding	(11)	—	—
Class R:**
Shares Subscribed	—	4	10
Shares Issued on Distributions Reinvested	—	— @@	—
Shares Redeemed	(10)	(4)	—
Net Increase (Decrease) in Class R Shares Outstanding	(10)	— @@	10

^  Commencement of Operations.

*  For the period May 21, 2010 (commencement of operations) through December 31, 2010.

**  Class R Shares liquidated prior to the Reorganization on May 21, 2010.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Global Real Estate Portfolio
	Year Ended December 31, 2010 (000	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income	$18,233	$13,442
Net Realized Loss	(7,577)	(178,713)
Net Change in Unrealized Appreciation (Depreciation)	153,231	379,780
Net Increase in Net Assets Resulting from Operations	163,887	214,509
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(22,289)	(22,189)
Class P:
Net Investment Income	(1,296)	(1,719)
Class H:
Net Investment Income	(203)	(21)
Class L:
Net Investment Income	(74)	(50)
Total Distributions	(23,862)	(23,979)
Capital Share Transactions:(1)
Class I:
Subscribed	539,544	259,808
Distributions Reinvested	19,144	19,020
Redeemed	(110,386)	(285,859)
Class P:
Subscribed	17,980	31,677
Distributions Reinvested	1,295	1,718
Redeemed	(13,883)	(43,192)
Class H:
Subscribed	10,880	149
Distributions Reinvested	199	15
Redeemed	(1,047)	(67)
Class L:
Subscribed	2,979	1,107
Distributions Reinvested	74	50
Redeemed	(304)	(8)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	466,475	(15,582)
Redemption Fees	—	3
Total Increase in Net Assets	606,500	174,951
Net Assets:
Beginning of Period	693,617	518,666
End of Period	$1,300,117	$693,617
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(9,201)	$(11,724)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Global Real Estate Portfolio
	Year Ended December 31, 2010 (000	Year Ended December 31, 2009 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	64,397	41,147
Shares Issued on Distributions Reinvested	2,295	2,612
Shares Redeemed	(13,717)	(44,447)
Net Increase (Decrease) in Class I Shares Outstanding	52,975	(688)
Class P:
Shares Subscribed	2,273	6,351
Shares Issued on Distributions Reinvested	157	237
Shares Redeemed	(1,750)	(7,650)
Net Increase (Decrease) in Class P Shares Outstanding	680	(1,062)
Class H:
Shares Subscribed	1,323	21
Shares Issued on Distributions Reinvested	24	2
Shares Redeemed	(123)	(13)
Net Increase in Class H Shares Outstanding	1,224	10
Class L:
Shares Subscribed	398	164
Shares Issued on Distributions Reinvested	9	7
Shares Redeemed	(40)	(1)
Net Increase in Class L Shares Outstanding	367	170

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	International Advantage Portfolio	International Equity Portfolio
	Period from December 28, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income (Loss)	$ (— @)	$83,394	$80,783
Net Realized Loss	(1)	(137,837)	(270,128)
Net Change in Unrealized Appreciation (Depreciation)	(1)	302,525	923,496
Net Increase (Decrease) in Net Assets Resulting from Operations	(2)	248,082	734,151
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(48,950)	(84,735)
Class P:
Net Investment Income	—	(11,050)	(28,533)
Total Distributions	—	(60,000)	(113,268)
Capital Share Transactions:(1)
Class I:
Subscribed	1,200	703,889	521,944
Distributions Reinvested	—	44,431	75,015
Redeemed	—	(673,827)	(498,321)
Class P:
Subscribed	100	458,705	607,365
Distributions Reinvested	—	11,047	28,529
Redeemed	—	(712,539)	(368,514)
Class H:
Subscribed	100	—	—
Class L:
Subscribed	100	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,500	(168,294)	366,018
Redemption Fees	—	308	98
Total Increase in Net Assets	1,498	20,096	986,999
Net Assets:
Beginning of Period	—	4,280,899	3,293,900
End of Period	$1,498	$4,300,995	$4,280,899
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(1)	$486	$(11,470)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	120	55,259	44,205
Shares Issued on Distributions Reinvested	—	3,311	5,861
Shares Redeemed	—	(52,665)	(44,823)
Net Increase in Class I Shares Outstanding	120	5,905	5,243
Class P:
Shares Subscribed	10	36,653	56,310
Shares Issued on Distributions Reinvested	—	833	2,254
Shares Redeemed	—	(56,399)	(33,657)
Net Increase (Decrease) in Class P Shares Outstanding	10	(18,913)	24,907
Class H:
Shares Subscribed	10	—	—
Class L:
Shares Subscribed	10	—	—

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	International Opportunity Portfolio	International Real Estate Portfolio
	Period from March 31, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$13	$16,694	$12,627
Net Realized Loss	(84)	(102,047)	(163,043)
Net Change in Unrealized Appreciation (Depreciation)	1,241	119,410	297,901
Net Increase in Net Assets Resulting from Operations	1,170	34,057	147,485
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(12,992)	(16,300)
Class P:
Net Investment Income	—	(168)	(305)
Total Distributions	—	(13,160)	(16,605)
Capital Share Transactions:(1)
Class I:
Subscribed	4,700	43,527	114,531
Distributions Reinvested	—	7,210	9,002
Redeemed	—	(137,521)	(215,130)
Class P:
Subscribed	100	26	542
Distributions Reinvested	—	153	290
Redeemed	—	(3,315)	(4,327)
Class H:
Subscribed	650	—	—
Class L:
Subscribed	100	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	5,550	(89,920)	(95,092)
Redemption Fees	—	6	1
Total Increase (Decrease) in Net Assets	6,720	(69,017)	35,789
Net Assets:
Beginning of Period	—	472,078	436,289
End of Period	$6,720	$403,061	$472,078
Undistributed Net Investment Income Included in End of Period Net Assets	$13	$5,613	$(2,541)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	470	2,584	8,132
Shares Issued on Distributions Reinvested	—	397	519
Shares Redeemed	—	(7,948)	(16,521)
Net Increase (Decrease) in Class I Shares Outstanding	470	(4,967)	(7,870)
Class P:
Shares Subscribed	10	1	31
Shares Issued on Distributions Reinvested	—	8	17
Shares Redeemed	—	(190)	(300)
Net Increase (Decrease) in Class P Shares Outstanding	10	(181)	(252)
Class H:
Shares Subscribed	67	—	—
Class L:
Shares Subscribed	10	—	—

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	International Small Cap Portfolio		Select Global Infrastructure
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Period from September 20, 2010^ to December 31, 2010 (000)
Increase in Net Assets
Operations:
Net Investment Income	$3,247	$4,315	$79
Net Realized Gain (Loss)	21,594	(38,148)	25
Net Change in Unrealized Appreciation (Depreciation)	34,562	114,814	376
Net Increase in Net Assets Resulting from Operations	59,403	80,981	480
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,110)	(5,024)	(80)
Class P:
Net Investment Income	(308)	(712)	(1)
Class H:
Net Investment Income	—	—	(1)
Class L:
Net Investment Income	—	—	(— @)
Total Distributions	(1,418)	(5,736)	(82)
Capital Share Transactions:(1)
Class I:
Subscribed	32,961	43,141	9,700
Distributions Reinvested	918	4,242	—
Redeemed	(107,894)	(87,910)	—
Class P:
Subscribed	26,252	61,061	100
Distributions Reinvested	308	711	—
Redeemed	(2,011)	(221)	—
Class H:
Subscribed	—	—	100
Class L:
Subscribed	—	—	100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(49,466)	21,024	10,000
Redemption Fees	2	1	—
Total Increase in Net Assets	8,521	96,270	10,398
Net Assets:
Beginning of Period	412,915	316,645	—
End of Period	$421,436	$412,915	$10,398
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(203)	$(520)	$(1)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,771	3,942	970
Shares Issued on Distributions Reinvested	82	367	—
Shares Redeemed	(8,848)	(8,302)	—
Net Increase (Decrease) in Class I Shares Outstanding	(5,995)	(3,993)	970
Class P:
Shares Subscribed	2,196	5,247	10
Shares Issued on Distributions Reinvested	28	60	—
Shares Redeemed	(169)	(20)	—
Net Increase in Class P Shares Outstanding	2,055	5,287	10
Class H:
Shares Subscribed	—	—	10
Class L:
Shares Subscribed	—	—	10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Advantage Portfolio
	Period from September 1, 2010 to December 31, 2010 (000)	Year Ended August 31, 2010 (000)	Year Ended August 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$7	$23	$16
Net Realized Gain (Loss)	175	(172)	(251)
Net Change in Unrealized Appreciation (Depreciation)	850	889	(466)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,032	740	(701)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	—	(6)
Class B:
Net Investment Income	—	—	(1)
Class C:
Net Investment Income	—	—	(2)
Class I:
Net Investment Income	(16)	(23)	(49)
Class P:
Net Investment Income	(— @)	—	—
Class H:
Net Investment Income	(2)	(4)	—
Class L:
Net Investment Income	(— @)	(1)	—
Class R:***
Net Investment Income	—	(— @)	(1)
Total Distributions	(18)	(28)	(59)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	699
Distributions Reinvested	—	—	5
Conversion to Class H in connection with Reorganization	—	(1,088)	—
Redeemed	—	—	(268)
Class B:
Subscribed	—	4 *	183
Distributions Reinvested	—	—	— @
Conversion to Class H in connection with Reorganization	—	(212)	—
Redeemed	—	(43)*	(64)
Class C:
Subscribed	—	—	147
Distributions Reinvested	—	—	1
Conversion to Class L in connection with Reorganization	—	(154)	—
Redeemed	—	—	(88)
Class I:
Subscribed	—	11	—
Distributions Reinvested	— @	—	—
Conversion to Class I in connection with Reorganization	—	(4,141)	—
Conversion from Class I in connection with Reorganization	—	4,141	—
Redeemed	— @	—	—
Class P:
Subscribed	9	1 **	—
Class H:
Subscribed	—	331	—
Distributions Reinvested	2	4	—
Conversion from Class A in connection with Reorganization	—	1,088	—
Conversion from Class B in connection with Reorganization	—	212	—
Redeemed	(139)	(420)	—
Class L:
Subscribed	—	1	—
Distributions Reinvested	— @	— @	—
Conversion from Class C in connection with Reorganization	—	154	—
Redeemed	(31)	(25)	—
Class R:***
Redeemed	—	(97)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(159)	(233)	615
Total Increase (Decrease) in Net Assets	855	479	(145)
Net Assets:
Beginning of Period	5,428	4,949	5,094
End of Period	$6,283	$5,428	$4,949
Undistributed Net Investment Income Included in End of Period Net Assets	$1	$12	$16

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Advantage Portfolio
	Period from September 1, 2010 to December 31, 2010 (000)		Year Ended August 31, 2010 (000)		Year Ended August 31, 2009 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—		—		108
Shares Issued on Distributions Reinvested	—		—		1
Conversion to Class H in connection with Reorganization	—		(121)		—
Shares Redeemed	—		—		(44)
Net Increase (Decrease) in Class A Shares Outstanding	—		(121)		65
Class B:
Shares Subscribed	—		—	@@*	28
Shares Issued on Distributions Reinvested	—		—		— @@
Conversion to Class H in connection with Reorganization	—		(24)		—
Shares Redeemed	—		(4	)*	(10)
Net Increase (Decrease) in Class B Shares Outstanding	—		(28)		18
Class C:
Shares Subscribed	—		—		18
Shares Issued on Distributions Reinvested	—		—		— @@
Conversion to Class L in connection with Reorganization	—		(17)		—
Shares Redeemed	—		—		(14)
Net Increase (Decrease) in Class A Shares Outstanding	—		(17)		4
Class I:
Shares Subscribed	—		1		—
Shares Issued on Distributions Reinvested	—	@@	—		—
Conversion to Class I in connection with Reorganization	—		(460)		—
Conversion from Class I in connection with Reorganization	—		460		—
Shares Redeemed	—	@@	—		—
Net Increase in Class I Shares Outstanding	—	@@	1		—
Class P:
Shares Subscribed	1		—	@@**	—
Class H:
Shares Subscribed	—		35		—
Shares Issued on Distributions Reinvested	—	@@	—	@@	—
Conversion from Class A in connection with Reorganization	—		121		—
Conversion from Class B in connection with Reorganization	—		24		—
Shares Redeemed	(13)		(47)		—
Net Increase (Decrease) in Class H Shares Outstanding	(13)		133		—
Class L:
Shares Subscribed	—		—	@@	—
Shares Issued on Distributions Reinvested	—	@@	—	@@	—
Conversion from Class C in connection with Reorganization	—		17		—
Shares Redeemed	(3)		(3)		—
Net Increase (Decrease) in Class L Shares Outstanding	(3)		14		—
Class R:***
Shares Redeemed	—		(10)		—
Net Decrease in Class R Shares Outstanding	—		(10)		—

*  For the period September 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through August 31, 2010.

***  Class R shares liquidated on April 30, 2010.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Capital Growth Portfolio		Focus Growth Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income (Loss)	$1,770	$2,101	$(34)	$(12)
Net Realized Gain (Loss)	29,690	(88,315)	1,193	(546)
Net Change in Unrealized Appreciation (Depreciation)	126,809	408,495	2,402	4,422
Net Increase in Net Assets Resulting from Operations	158,269	322,281	3,561	3,864
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13)	(2,063)	—	—
Class P:
Net Investment Income	(2)	(110)	—	—
Total Distributions	(15)	(2,173)	—	—
Capital Share Transactions:(1)
Class I:
Subscribed	60,077	70,667	11,367	811
Distributions Reinvested	13	2,062	—	—
Redeemed	(165,796)	(222,734)	(4,851)	(1,005)
Class P:
Subscribed	38,853	19,708	281	9
Distributions Reinvested	2	109	—	—
Redeemed	(23,953)	(20,100)	(374)	(289)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(90,804)	(150,288)	6,423	(474)
Redemption Fees	—	1	—	—
Total Increase in Net Assets	67,450	169,821	9,984	3,390
Net Assets:
Beginning of Period	773,545	603,724	9,338	5,948
End of Period	$840,995	$773,545	$19,322	$9,338
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,721	$(31)	$—	$(6)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,868	4,823	673	68
Shares Issued on Distributions Reinvested	1	107	—	—
Shares Redeemed	(8,037)	(15,582)	(289)	(97)
Net Increase (Decrease) in Class I Shares Outstanding	(5,168)	(10,652)	384	(29)
Class P:
Shares Subscribed	1,744	1,392	17	1
Shares Issued on Distributions Reinvested	— @@	6	—	—
Shares Redeemed	(1,137)	(1,284)	(25)	(25)
Net Increase (Decrease) in Class P Shares Outstanding	607	114	(8)	(24)

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Opportunity Portfolio
	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)	Year Ended June 30, 2009^^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss	$(69)	$(1,862)	$(508)
Net Realized Gain (Loss)	17,322	36,391	(50,481)
Net Change in Unrealized Appreciation (Depreciation)	51,253	35,289	(31,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,506	69,818	(82,667)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	76,318
Conversion to Class H in connection with Reorganization	—	(228,193)	—
Redeemed	—	—	(59,337)
Class B:
Subscribed	—	7,121 *	4,506
Conversion to Class H in connection with Reorganization	—	(30,342)	—
Redeemed	—	(17,901)*	(33,715)
Class C:
Subscribed	—	—	4,852
Conversion to Class L in connection with Reorganization	—	(39,143)	—
Redeemed	—	—	(8,293)
Class I:
Subscribed	1,356	19,262	7,105
Conversion to Class I in connection with Reorganization	—	(7,430)	—
Conversion from Class I in connection with Reorganization	—	7,430	—
Redeemed	(2,412)	(17,891)	(1,693)
Class P:
Subscribed	2,009	1 **	—
Class H:
Subscribed	1,877	85,104	—
Conversion from Class A in connection with Reorganization	—	228,193	—
Conversion from Class B in connection with Reorganization	—	30,342	—
Redeemed	(37,580)	(155,308)	—
Class L:
Subscribed	362	10,142	—
Conversion from Class C in connection with Reorganization	—	39,143	—
Redeemed	(4,780)	(10,734)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(39,168)	(80,204)	(10,257)
Total Increase (Decrease) in Net Assets	29,338	(10,386)	(92,924)
Net Assets:
Beginning of Period	266,148	276,534	369,458
End of Period	$295,486	$266,148	$276,534
Accumulated Net Investment Loss Included in End of Period Net Assets	$(112)	$(28)	$(459)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Opportunity Portfolio
	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)	Year Ended June 30, 2009^^ (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	—	8,743
Conversion to Class H in connection with Reorganization	—	(19,044)	—
Shares Redeemed	—	—	(7,099)
Net Increase (Decrease) in Class A Shares Outstanding	—	(19,044)	1,644
Class B:
Shares Subscribed	—	649 *	560
Conversion to Class H in connection with Reorganization	—	(2,713)	—
Shares Redeemed	—	(1,595)*	(3,996)
Net Decrease in Class B Shares Outstanding	—	(3,659)	(3,436)
Class C:
Shares Subscribed	—	—	615
Conversion to Class L in connection with Reorganization	—	(3,562)	—
Shares Redeemed	—	—	(1,052)
Net Decrease in Class C Shares Outstanding	—	(3,562)	(437)
Class I:
Shares Subscribed	97	1,579	833
Conversion to Class I in connection with Reorganization	—	(613)	—
Conversion from Class I in connection with Reorganization	—	613	—
Shares Redeemed	(178)	(1,443)	(178)
Net Increase (Decrease) in Class I Shares Outstanding	(81)	136	655
Class P:
Shares Subscribed	139	— @**	—
Class H:
Shares Subscribed	135	7,209	—
Conversion from Class A in connection with Reorganization	—	19,044	—
Conversion from Class B in connection with Reorganization	—	2,532	—
Shares Redeemed	(2,815)	(12,894)	—
Net Increase (Decrease) in Class H Shares Outstanding	(2,680)	15,891	—
Class L:
Shares Subscribed	28	931	—
Conversion from Class C in connection with Reorganization	—	3,562	—
Shares Redeemed	(383)	(966)	—
Net Increase (Decrease) in Class L Shares Outstanding	(355)	3,527	—

*  For the period July 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through June 30, 2010.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Small Company Growth Portfolio		U.S. Real Estate Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income (Loss)	$237	$(4,435)	$12,536	$14,408
Net Realized Gain (Loss)	(19,991)	29,850	110,425	(127,856)
Net Change in Unrealized Appreciation (Depreciation)	404,906	449,982	117,403	275,153
Net Increase in Net Assets Resulting from Operations	385,152	475,397	240,364	161,705
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(669)	(10,759)	(11,151)
Net Realized Gain	—	(11,915)	—	—
Class P:
Net Investment Income	—	—	(1,535)	(2,184)
Net Realized Gain	—	(6,995)	—	—
Total Distributions	—	(19,579)	(12,294)	(13,335)
Capital Share Transactions:(1)
Class I:
Subscribed	200,631	158,611	509,963	175,413
Distributions Reinvested	—	11,350	10,349	10,494
Redeemed	(215,682)	(124,905)	(449,135)	(173,700)
Class P:
Subscribed	78,528	100,503	52,948	37,741
Distributions Reinvested	—	6,995	875	1,111
Redeemed	(204,668)	(78,498)	(109,259)	(43,173)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(141,191)	74,056	15,741	7,886
Redemption Fees	100	109	—	3
Total Increase in Net Assets	244,061	529,983	243,811	156,259
Net Assets:
Beginning of Period	1,513,844	983,861	700,984	544,725
End of Period	$1,757,905	$1,513,844	$944,795	$700,984
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$147	$(28)	$340	$291
(1) Capital Share Transactions:
Class I:
Shares Subscribed	17,409	17,551	40,569	21,432
Shares Issued on Distributions Reinvested	—	1,032	821	1,382
Shares Redeemed	(18,495)	(14,458)	(34,016)	(21,092)
Net Increase (Decrease) in Class I Shares Outstanding	(1,086)	4,125	7,374	1,722
Class P:
Shares Subscribed	7,233	11,990	4,243	4,692
Shares Issued on Distributions Reinvested	—	677	71	150
Shares Redeemed	(18,553)	(9,427)	(8,540)	(5,245)
Net Increase (Decrease) in Class P Shares Outstanding	(11,320)	3,240	(4,226)	(403)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,316	$2,224
Net Realized Gain (Loss)	3,430	(896)
Net Change in Unrealized Appreciation (Depreciation)	41	5,432
Net Increase in Net Assets Resulting from Operations	6,787	6,760
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,318)	(190)
Net Realized Gain	(1,180)	(96)
Class P:
Net Investment Income	(438)	(29)
Net Realized Gain	(279)	(15)
Class H:
Net Investment Income	(142)	(15)
Net Realized Gain	(87)	(8)
Class L:
Net Investment Income	(251)	(5)
Net Realized Gain	(197)	(3)
Total Distributions	(4,892)	(361)
Capital Share Transactions:(1)
Class I:
Subscribed	22,346	26,603
Distributions Reinvested	2,966	285
Redeemed	(36,261)	(15,799)
Class P:
Subscribed	2,343	1,690
Distributions Reinvested	717	44
Redeemed	(794)	(1,735)
Class H:
Subscribed	491	568
Distributions Reinvested	229	23
Redeemed	(1,095)	(442)
Class L:
Subscribed	3,837	930
Distributions Reinvested	448	8
Redeemed	(819)	(160)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,592)	12,015
Redemption Fees	1	— @
Total Increase (Decrease) in Net Assets	(3,696)	18,414
Net Assets:
Beginning of Period	46,041	27,627
End of Period	$42,345	$46,041
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$950	$(231)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,740	2,460
Shares Issued on Distributions Reinvested	237	26
Shares Redeemed	(2,788)	(1,558)
Net Increase (Decrease) in Class I Shares Outstanding	(811)	928
Class P:
Shares Subscribed	183	159
Shares Issued on Distributions Reinvested	56	4
Shares Redeemed	(60)	(168)
Net Increase (Decrease) in Class P Shares Outstanding	179	(5)
Class H:
Shares Subscribed	39	52
Shares Issued on Distributions Reinvested	18	2
Shares Redeemed	(85)	(40)
Net Increase (Decrease) in Class H Shares Outstanding	(28)	14
Class L:
Shares Subscribed	293	86
Shares Issued on Distributions Reinvested	36	1
Shares Redeemed	(63)	(14)
Net Increase in Class L Shares Outstanding	266	73

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.30		$9.11		$15.92	$15.10		$12.43
Income (Loss) from Investment Operations:
Net Investment Income†	0.20		0.21		0.35	0.30		0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.81		2.26		(6.41)	1.96		2.75
Total from Investment Operations	1.01		2.47		(6.06)	2.26		3.02
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.28)		(0.14)	(0.54)		(0.35)
Net Realized Gain	—		—		(0.61)	(0.90)		—
Total Distributions	(0.25)		(0.28)		(0.75)	(1.44)		(0.35)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.06		$11.30		$9.11	$15.92		$15.10
Total Return++	8.95%		27.26%		(39.25)%	15.30%		24.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$441,350		$532,584		$565,313	$1,093,735		$967,361
Ratio of Expenses to Average Net Assets (1)	0.79	%+††	0.79	%+	0.79%+	0.80	%+	0.80%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.79	%+††	0.79	%+	0.79%+	0.80	%+	0.80%
Ratio of Net Investment Income to Average Net Assets (1)	1.82	%+††	2.23	%+	2.70%+	1.93	%+	1.99%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	19%		33%		34%	28%		16%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.92	%+††	0.85	%+	0.82%+	0.81	%+	0.82%
Net Investment Income to Average Net Assets	1.69	%+††	2.17	%+	2.67%+	1.92	%+	1.97%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Active International Allocation Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.50		$9.27		$16.20	$15.36		$12.64
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.18		0.29	0.24		0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.81		2.31		(6.48)	2.01		2.81
Total from Investment Operations	0.99		2.49		(6.19)	2.25		3.03
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.26)		(0.13)	(0.51)		(0.31)
Net Realized Gain	—		—		(0.61)	(0.90)		—
Total Distributions	(0.21)		(0.26)		(0.74)	(1.41)		(0.31)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.28		$11.50		$9.27	$16.20		$15.36
Total Return++	8.69%		26.99%		(39.41)%	14.95%		23.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,477		$16,479		$7,614	$5,285		$3,573
Ratio of Expenses to Average Net Assets (1)	1.04	%+††	1.04	%+	1.04%+	1.05	%+	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.04	%+††	1.04	%+	1.04%+	1.05	%+	1.05%
Ratio of Net Investment Income to Average Net Assets (1)	1.57	%+††	1.80	%+	2.32%+	1.52	%+	1.61%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	19%		33%		34%	28%		16%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.17	%+††	1.10	%+	1.07%+	1.06	%+	1.07%
Net Investment Income to Average Net Assets	1.44	%+††	1.74	%+	2.29%+	1.51	%+	1.59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,223
Ratio of Expenses to Average Net Assets (1)	1.45	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.34	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.73	%*
Net Investment Loss to Average Net Assets	(176.62	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.59	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.98	%*
Net Investment Loss to Average Net Assets	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.59	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.98	%*
Net Investment Loss to Average Net Assets	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	2.20	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(2.09	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	177.48	%*
Net Investment Loss to Average Net Assets	(177.37	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.10		$13.79	$34.02	$29.29	$25.36
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.10	0.19	0.10	0.18
Net Realized and Unrealized Gain (Loss) on Investments	4.15		9.49	(18.78)	11.76	9.22
Total from Investment Operations	4.25		9.59	(18.59)	11.86	9.40
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.28)	—	(0.13)	(0.29)
Net Realized Gain	—		—	(1.64)	(7.01)	(5.18)
Total Distributions	(0.21)		(0.28)	(1.64)	(7.14)	(5.47)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.00 ‡
Net Asset Value, End of Period	$27.14		$23.10	$13.79	$34.02	$29.29
Total Return++	18.49%		69.54%	(56.39)%	41.56%	38.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,031,778		$2,198,793	$1,191,199	$3,323,130	$2,283,535
Ratio of Expenses to Average Net Assets	1.47	%+††	1.40%+	1.43%+	1.35%+	1.40%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.47	%+††	1.40%+	1.43%+	1.35%+	1.40%
Ratio of Net Investment Income to Average Net Assets	0.40	%+††	0.56%+	0.78%+	0.28%+	0.62%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	59%		64%	96%	101%	82%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.61		$13.51	$33.46	$28.91		$25.07
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.06	0.13	0.01		0.13
Net Realized and Unrealized Gain (Loss) on Investments	4.06		9.28	(18.44)	11.60		9.09
Total from Investment Operations	4.10		9.34	(18.31)	11.61		9.22
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.24)	—	(0.05)		(0.20)
Net Realized Gain	—		—	(1.64)	(7.01)		(5.18)
Total Distributions	(0.15)		(0.24)	(1.64)	(7.06)		(5.38)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$26.56		$22.61	$13.51	$33.46		$28.91
Total Return++	18.20%		69.11%	(56.50)%	41.20%		37.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$113,434		$126,487	$67,559	$179,834		$126,450
Ratio of Expenses to Average Net Assets	1.72	%+††	1.65%+	1.68%+	1.60	%+	1.65%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.72	%+††	1.65%+	1.68%+	1.60	%+	1.65%
Ratio of Net Investment Income to Average Net Assets	0.15	%+††	0.32%+	0.52%+	0.02	%+	0.47%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	59%		64%	96%	101%		82%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$701
Ratio of Expenses to Average Net Assets (1)	1.30	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.10	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	245.42	%*
Net Investment Loss to Average Net Assets	(245.22	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.55	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.35	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	245.67	%*
Net Investment Loss to Average Net Assets	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$200
Ratio of Expenses to Average Net Assets (1)	1.55	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.35	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	245.67	%*
Net Investment Loss to Average Net Assets	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.05	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.85	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	246.17	%*
Net Investment Loss to Average Net Assets	(245.97	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$697
Ratio of Expenses to Average Net Assets (1)	1.35	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.14	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.14	%*
Net Investment Loss to Average Net Assets	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.60	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.39	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.39	%*
Net Investment Loss to Average Net Assets	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$349
Ratio of Expenses to Average Net Assets	1.60	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.39	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.39	%*
Net Investment Loss to Average Net Assets	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.10	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.89	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.89	%*
Net Investment Loss to Average Net Assets	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$13.81		$10.82		$16.62	$17.98	$15.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.19		0.35	0.40	0.30
Net Realized and Unrealized Gain (Loss) on Investments	1.62		2.98		(5.11)	1.30	3.07
Total from Investment Operations	1.94		3.17		(4.76)	1.70	3.37
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.18)		(0.84)	(0.15)	(0.13)
Net Realized Gain	—		—		(0.20)	(2.91)	(0.95)
Total Distributions	(0.46)		(0.18)		(1.04)	(3.06)	(1.08)
Redemption Fees	—		—		—	—	0.00 ‡
Net Asset Value, End of Period	$15.29		$13.81		$10.82	$16.62	$17.98
Total Return++	14.07%		29.65%		(28.88)%	9.58%	21.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,666		$111,852		$78,029	$110,135	$128,434
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	1.00	%+	1.00%+	0.99%+	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+††	1.00	%+	1.00%+	0.98%+	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	2.19	%+††	1.62	%+	2.49%+	2.10%+	1.74%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	74%		18%		31%	22%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08	%+††	1.01	%+	1.01%+	N/A	1.01%
Net Investment Income to Average Net Assets	2.11	%+††	1.61	%+	2.48%+	N/A	1.73%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Franchise Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$13.65		$10.71		$16.44	$17.82	$15.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.11		0.34	0.30	0.24
Net Realized and Unrealized Gain (Loss) on Investments	1.59		2.99		(5.07)	1.34	3.04
Total from Investment Operations	1.87		3.10		(4.73)	1.64	3.28
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.16)		(0.80)	(0.11)	(0.07)
Net Realized Gain	—		—		(0.20)	(2.91)	(0.95)
Total Distributions	(0.42)		(0.16)		(1.00)	(3.02)	(1.02)
Redemption Fees	—		—		—	—	0.00 ‡
Net Asset Value, End of Period	$15.10		$13.65		$10.71	$16.44	$17.82
Total Return++	13.83%		29.24%		(29.00)%	9.26%	21.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,653		$9,332		$2,892	$6,327	$4,135
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.25	%+	1.25%+	1.24%+	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+††	1.25	%+	1.25%+	1.23%+	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	1.94	%+††	0.92	%+	2.43%+	1.62%+	1.43%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	74%		18%		31%	22%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33	%+††	1.26	%+	1.26%+	N/A	1.26%
Net Investment Income to Average Net Assets	1.86	%+††	0.91	%+	2.42%+	N/A	1.42%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class I**
Selected Per Share Data and Ratios	Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.05		4.47	(4.90)
Total from Investment Operations	2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)	—
Net Asset Value, End of Period	$11.58		$9.53	$5.08
Total Return++	21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from May 21, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$8.62
Income from Investment Operations:
Net Investment Loss†	(0.06)
Net Realized and Unrealized Gain on Investments	3.00
Total from Investment Operations	2.94
Net Asset Value, End of Period	$11.56
Total Return++	34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.52	%+*
Net Investment Loss to Average Net Assets	(3.88	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class H**
Selected Per Share Data and Ratios	Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$9.50		$5.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.04		4.49	(4.90)
Total from Investment Operations	2.03		4.46	(4.93)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)	—
Net Asset Value, End of Period	$11.53		$9.50	$5.07
Total Return++	21.37	%#	87.93%	(49.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$5.8		$7.1	$0.4
Ratio of Expenses to Average Net Assets (1)	1.51	%+††*	1.50%	1.50	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.33	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.21	)%+††*	(0.36)%	(0.57	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.03	%+††*	4.76%	13.43	%*
Net Investment Loss to Average Net Assets	(1.79	)%+††*	(3.62)%	(12.50	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class L**
Selected Per Share Data and Ratios	Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.06		4.51	(4.90)
Total from Investment Operations	2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)	—
Net Asset Value, End of Period	$11.50		$9.48	$5.08
Total Return++	21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$0.7		$1.4	$0.1
Ratio of Expenses to Average Net Assets (1)	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	N/A%	N/A%
Portfolio Turnover Rate	19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,						Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$7.47		$5.49		$10.04	$11.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.19		0.14		0.16	0.18	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.31		2.11		(4.67)	(1.09)	1.66
Total from Investment Operations	1.50		2.25		(4.51)	(0.91)	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.27)		(0.02)	(0.40)	(0.13)
Net Realized Gain	—		—		(0.02)	(0.21)	(0.03)
Total Distributions	(0.19)		(0.27)		(0.04)	(0.61)	(0.16)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$8.78		$7.47		$5.49	$10.04	$11.56
Total Return++	20.22%		41.04%		(45.00)%	(7.87)%	17.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,215,881		$638,744		$473,459	$632,737	$238,647
Ratio of Expenses to Average Net Assets (1)	1.01	%+††	1.01	%+	1.05%+	1.02%+	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.01	%+††	1.01	%+	1.04%+	1.02%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.43	%+††	2.31	%+	1.92%+	1.55%+	1.53	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	18%		59%		40%	39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A	N/A	1.15	%*
Net Investment Income to Average Net Assets	N/A		N/A		N/A	N/A	1.43	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class P
	Year Ended December 31,							Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$7.44		$5.47		$10.02		$11.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.13		0.16		0.16	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.30		2.09		(4.68)		(1.11)	1.67
Total from Investment Operations	1.47		2.22		(4.52)		(0.95)	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.25)		(0.01)		(0.38)	(0.12)
Net Realized Gain	—		—		(0.02)		(0.21)	(0.03)
Total Distributions	(0.17)		(0.25)		(0.03)		(0.59)	(0.15)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$8.74		$7.44		$5.47		$10.02	$11.56
Total Return++	19.90%		40.66%		(45.15)%		(8.15)%	17.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,812		$52,663		$44,555		$13,187	$116
Ratio of Expenses to Average Net Assets (1)	1.26	%+††	1.26	%+	1.30	%+	1.27%+	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+††	1.26	%+	1.29	%+	1.27%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.18	%+††	2.08	%+	2.32	%+	1.39%+	1.07	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	18%		59%		40%		39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.32	%+	N/A	1.41	%*
Net Investment Income to Average Net Assets	N/A		N/A		2.30	%+	N/A	0.96	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class H
	Year Ended December 31,				Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$7.43		$5.47		$9.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.13		0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.29		2.08		(4.57)
Total from Investment Operations	1.47		2.21		(4.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.25)		—
Net Realized Gain	—		—		(0.02)
Total Distributions	(0.18)		(0.25)		(0.02)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$8.72		$7.43		$5.47
Total Return++	19.96%		40.59%		(44.88	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,381		$607		$391
Ratio of Expenses to Average Net Assets (1)	1.26	%+††	1.26	%+	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+††	1.26	%+	1.29	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.18	%+††	2.03	%+	1.42	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.70	%+*
Net Investment Income to Average Net Assets	N/A		N/A		1.42	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,				Period from June 16, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$7.35		$5.43		$9.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.08		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.28		2.08		(4.05)
Total from Investment Operations	1.41		2.16		(4.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.24)		—
Net Realized Gain	—		—		(0.02)
Total Distributions	(0.14)		(0.24)		(0.02)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$8.62		$7.35		$5.43
Total Return++	19.26%		39.91%		(42.45	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,043		$1,603		$261
Ratio of Expenses to Average Net Assets (1)	1.76	%+††	1.76	%+	1.81	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.76	%+††	1.76	%+	1.80	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.68	%+††	1.23	%+	1.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.84	%+*
Net Investment Income to Average Net Assets	N/A		N/A		1.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,198
Ratio of Expenses to Average Net Assets (1)	1.25	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.09	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.40	%*
Net Investment Loss to Average Net Assets	(176.24	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.50	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.34	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.65	%*
Net Investment Loss to Average Net Assets	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.50	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.34	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.65	%*
Net Investment Loss to Average Net Assets	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.00	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.84	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	177.15	%*
Net Investment Loss to Average Net Assets	(176.99	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$13.02		$11.01		$18.92	$20.58		$20.34
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.27		0.44	0.43		0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.53		2.10		(6.76)	1.53		3.93
Total from Investment Operations	0.79		2.37		(6.32)	1.96		4.57
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.36)		(0.41)	(0.46)		(0.59)
Net Realized Gain	—		—		(1.18)	(3.16)		(3.74)
Total Distributions	(0.20)		(0.36)		(1.59)	(3.62)		(4.33)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$13.61		$13.02		$11.01	$18.92		$20.58
Total Return++	6.08%		21.56%		(33.12)%	9.84%		22.50%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,372,029		$3,148,980		$2,606,704	$5,105,807		$5,900,906
Ratio of Expenses to Average Net Assets (1)	0.95	%+††	0.94	%+	0.95%+	0.93	%+	0.94%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%+††	0.94	%+	0.95%+	0.93	%+	0.94%
Ratio of Net Investment Income to Average Net Assets (1)	2.05	%+††	2.35	%+	2.73%+	1.97	%+	2.88%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	40%		38%		34%	31%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98	%+††	0.95	%+	N/A	N/A		N/A
Net Investment Income to Average Net Assets	2.02	%+††	2.34	%+	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Equity Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$12.87		$10.90		$18.73	$20.40		$20.19
Income (Loss) from Investment Operations:
Net Investment Income†	0.23		0.23		0.38	0.37		0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.51		2.07		(6.66)	1.52		3.87
Total from Investment Operations	0.74		2.30		(6.28)	1.89		4.47
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.33)		(0.37)	(0.40)		(0.52)
Net Realized Gain	—		—		(1.18)	(3.16)		(3.74)
Total Distributions	(0.16)		(0.33)		(1.55)	(3.56)		(4.26)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$13.45		$12.87		$10.90	$18.73		$20.40
Total Return++	5.78%		21.18%		(33.21)%	9.52%		22.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$928,966		$1,131,919		$687,196	$1,019,595		$1,152,822
Ratio of Expenses to Average Net Assets (1)	1.20	%+††	1.19	%+	1.20%+	1.18	%+	1.19%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.20	%+††	1.19	%+	1.20%+	1.18	%+	1.19%
Ratio of Net Investment Income to Average Net Assets (1)	1.80	%+††	2.02	%+	2.43%+	1.71	%+	2.71%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	40%		38%		34%	31%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%+††	1.20	%+	N/A	N/A		N/A
Net Investment Income to Average Net Assets	1.77	%+††	2.01	%+	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Gain on Investments	2.04
Total from Investment Operations	2.07
Net Asset Value, End of Period	$12.07
Total Return++	20.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$5,672
Ratio of Expenses to Average Net Assets (1)	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.79	%+*
Net Investment Loss to Average Net Assets	(3.31	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain on Investments	2.03
Total from Investment Operations	2.04
Net Asset Value, End of Period	$12.04
Total Return++	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$120
Ratio of Expenses to Average Net Assets (1)	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.04	%+*
Net Investment Loss to Average Net Assets	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class H
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain on Investments	2.03
Total from Investment Operations	2.04
Net Asset Value, End of Period	$12.04
Total Return++	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$808
Ratio of Expenses to Average Net Assets	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.04	%+*
Net Investment Loss to Average Net Assets	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class L
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain on Investments	2.03
Total from Investment Operations	2.00
Net Asset Value, End of Period	$12.00
Total Return++	20.00	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$120
Ratio of Expenses to Average Net Assets (1)	1.90	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.42	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.54	%+*
Net Investment Loss to Average Net Assets	(4.06	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$17.80		$12.59		$25.30		$34.82	$23.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.69		0.44		0.56		0.69	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.98		5.40		(13.15)		(6.79)	12.78
Total from Investment Operations	1.67		5.84		(12.59)		(6.10)	13.13
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.63)		—		(1.77)	(0.85)
Net Realized Gain	—		—		(0.12)		(1.65)	(1.09)
Total Distributions	(0.62)		(0.63)		(0.12)		(3.42)	(1.94)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.85		$17.80		$12.59		$25.30	$34.82
Total Return++	9.51%		46.54%		(49.95)%		(17.59)%	56.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$397,514		$463,649		$427,148		$1,053,018	$1,125,569
Ratio of Expenses to Average Net Assets (1)	0.98	%+††	0.93	%+	0.95	%+	0.94%+	0.95%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.93	%+	0.94	%+	0.94%+	0.95%
Ratio of Net Investment Income to Average Net Assets (1)	3.97	%+††	3.04	%+	2.68	%+	2.10%+	1.19%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	64%		56%		54%		55%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.97	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		N/A		2.66	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$17.77		$12.58		$25.33		$34.83	$23.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.39		0.63		0.58	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.98		5.39		(13.26)		(6.74)	12.77
Total from Investment Operations	1.62		5.78		(12.63)		(6.16)	13.06
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.59)		—		(1.69)	(0.82)
Net Realized Gain	—		—		(0.12)		(1.65)	(1.09)
Total Distributions	(0.56)		(0.59)		(0.12)		(3.34)	(1.91)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.83		$17.77		$12.58		$25.33	$34.83
Total Return++	9.26%		46.08%		(50.05)%		(17.76)%	55.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,547		$8,429		$9,141		$97,800	$97,951
Ratio of Expenses to Average Net Assets (1)	1.23	%+††	1.18	%+	1.19	%+	1.19%+	1.20%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.23	%+††	1.18	%+	1.19	%+	1.19%+	1.20%
Ratio of Net Investment Income to Average Net Assets (1)	3.72	%+††	2.74	%+	2.66	%+	1.76%+	0.94%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	64%		56%		54%		55%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.22	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		N/A		2.64	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.97		$9.53		$17.08		$23.72	$24.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.14		0.34		0.27	0.32
Net Realized and Unrealized Gain (Loss) on Investments	1.76		2.47		(6.66)		(1.11)	4.27
Total from Investment Operations	1.87		2.61		(6.32)		(0.84)	4.59
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.17)		(0.41)		(0.27)	(0.41)
Net Realized Gain	—		—		(0.82)		(5.53)	(4.60)
Total Distributions	(0.04)		(0.17)		(1.23)		(5.80)	(5.01)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$13.80		$11.97		$9.53		$17.08	$23.72
Total Return++	15.72%		27.45%		(38.33)%		(3.22)%	19.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$320,362		$349,589		$316,526		$796,050	$1,312,064
Ratio of Expenses to Average Net Assets (1)	1.15	%+††	1.14	%+	1.13	%+	1.09%+	1.10%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15	%+††	1.14	%+	1.12	%+	1.09%+	1.10%
Ratio of Net Investment Income to Average Net Assets (1)	0.87	%+††	1.31	%+	2.47	%+	1.10%+	1.25%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	66%		127%		49%		53%	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.18	%+††	N/A		1.15	%+	N/A	N/A
Net Investment Income to Average Net Assets	0.84	%+††	N/A		2.44	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Small Cap Portfolio

	Class P
	Year Ended December 31,				Period from October 21, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$11.95		$9.53		$9.80
Income from Investment Operations:
Net Investment Income†	0.07		0.01		0.00	‡
Net Realized and Unrealized Gain on Investments	1.76		2.57		0.14
Total from Investment Operations	1.83		2.58		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.16)		(0.41)
Redemption Fees	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$13.74		$11.95		$9.53
Total Return++	15.41%		27.14%		1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,074		$63,326		$119
Ratio of Expenses to Average Net Assets (1)	1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.62	%+††	0.12	%+	0.09	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	66%		127%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43	%+††	N/A		1.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.59	%+††	N/A		(0.38	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class P may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.08
Net Realized and Unrealized Gain on Investments	0.40
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.40
Total Return++	4.94	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10,086
Ratio of Expenses to Average Net Assets (1)	1.14	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.61	%+*
Net Investment Income to Average Net Assets	0.24	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class P
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Gain on Investments	0.41
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.40
Total Return++	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets (1)	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.86	%+*
Net Investment Loss to Average Net Assets	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class H
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Gain on Investments	0.41
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.40
Total Return++	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets (1)	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.86	%+*
Net Investment Loss to Average Net Assets	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Gain on Investments	0.40
Total from Investment Operations	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.40
Total Return++	4.72	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets (1)	1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.96	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.36	%+*
Net Investment Loss to Average Net Assets	(0.51	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class I**
	Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2010		2010	2009	2008
Net Asset Value, Beginning of Period	$9.15		$7.97	$9.55	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.04	0.03	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.19	(1.50)	(0.45)
Total from Investment Operations	1.75		1.23	(1.47)	(0.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.05)	(0.11)	—
Net Asset Value, End of Period	$10.87		$9.15	$7.97	$9.55
Total Return++	19.30	%#	15.34%	(15.05)%	(4.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,015		$4,223	$3,667	$4,392
Ratio of Expenses to Average Net Assets (1)	1.02	%+††*	1.05%	1.05%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.25	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.42	%+††*	0.49%	0.49%	0.20	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.49	%+††*	4.49%	11.78%	14.97	%*
Net Investment Loss to Average Net Assets	(2.05	)%+††*	(2.95)%	(10.24)%	(13.72	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Period from September 1, 2010 to December 31, 2010		Period from May 21, 2010^ to August 31, 2010
Net Asset Value, Beginning of Period	$9.15		$9.00
Income from Investment Operations:
Net Investment Income†	0.01		0.01
Net Realized and Unrealized Gain on Investments	1.73		0.14
Total from Investment Operations	1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—
Net Asset Value, End of Period	$10.86		$9.15
Total Return++	19.16	%#	1.56	#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10		$1
Ratio of Expenses to Average Net Assets (1)	1.29	%+*	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.52	%+*	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.15	%+*	0.27	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*	N/A
Portfolio Turnover Rate	33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.76	%+	2.59	%*
Net Investment Loss to Average Net Assets	(2.32	)%+	(1.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class H**
	Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2010		2010	2009	2008
Net Asset Value, Beginning of Period	$9.14		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.02	0.02	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.73		1.19	(1.50)	(0.46)
Total from Investment Operations	1.74		1.21	(1.48)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.03)	(0.10)	—
Net Asset Value, End of Period	$10.86		$9.14	$7.96	$9.54
Total Return++	19.13	%#	15.14%	(15.16)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,103		$1,048	$821	$363
Ratio of Expenses to Average Net Assets (1)	1.27	%+††*	1.30%	1.30%	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.50	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.17	%+††*	0.14%	0.27%	(0.06	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.74	%††+	4.62%	11.97%	15.46	%*
Net Investment Loss to Average Net Assets	(2.30	)%††+	(3.18)%	(10.40)%	(14.22	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class L**
	Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2010		2010	2009	2008
Net Asset Value, Beginning of Period	$9.16		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.04	0.00 ‡	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.75		1.19	(1.50)	(0.46)
Total from Investment Operations	1.76		1.23	(1.50)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.03)	(0.08)	—
Net Asset Value, End of Period	$10.89		$9.16	$7.96	$9.54
Total Return++	19.20	%#	15.43%	(15.40)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$155		$156	$160	$147
Ratio of Expenses to Average Net Assets (1)	1.06	%+††*	1.08%	1.48%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.29	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.38	%+††*	0.45%	(0.01)%	(0.20	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.53	%+††*	4.53%	12.27%	15.79	%*
Net Investment Loss to Average Net Assets	(2.09	)%+††*	(3.00)%	(10.80)%	(14.49	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Capital Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$19.69		$12.12		$24.69	$20.28		$19.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.06		0.05		0.05	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.49		7.58		(12.50)	4.41		0.78
Total from Investment Operations	4.55		7.63		(12.45)	4.51		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.06)		(0.10)	(0.10)		(0.00)‡
Net Realized Gain	—		—		(0.02)	—		—
Total Distributions	(0.00	)‡	(0.06)		(0.12)	(0.10)		(0.00)‡
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$24.24		$19.69		$12.12	$24.69		$20.28
Total Return++	23.11%		62.97	%**	(50.47)%	22.29%		4.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$704,410		$674,070		$543,841	$1,406,866		$1,012,417
Ratio of Expenses to Average Net Assets	0.73	%+††	0.65	%+	0.62%+	0.62	%+	0.63%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.73	%+††	0.65	%+	0.62%+	0.62	%+	0.63%
Ratio of Net Investment Income to Average Net Assets	0.27	%+††	0.35	%+	0.24%+	0.46	%+	0.03%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%	50%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Capital Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$19.40		$11.94		$24.27	$19.95		$19.21
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	0.02		0.00 ‡	0.05		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	4.42		7.46		(12.27)	4.33		0.78
Total from Investment Operations	4.42		7.48		(12.27)	4.38		0.74
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.02)		(0.04)	(0.06)		—
Net Realized Gain	—		—		(0.02)	—		—
Total Distributions	(0.00	)‡	(0.02)		(0.06)	(0.06)		—
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$23.82		$19.40		$11.94	$24.27		$19.95
Total Return++	22.79%		62.66	%**	(50.57)%	21.93%		3.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$136,585		$99,475		$59,883	$166,717		$57,689
Ratio of Expenses to Average Net Assets	0.98	%+††	0.90	%+	0.87%+	0.87	%+	0.88%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.90	%+	0.87%+	0.87	%+	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%+††	0.10	%+	(0.01)%+	0.24	%+	(0.23)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%	50%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$15.27		$8.95		$18.81		$15.19		$14.78
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		(0.01)		0.00	‡	0.03		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	4.36		6.33		(9.82)		3.62		0.44
Total from Investment Operations	4.31		6.32		(9.82)		3.65		0.41
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.03)		—
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$19.58		$15.27		$8.95		$18.81		$15.19
Total Return++	28.23%		70.61	%**	(52.19)%		24.02%		2.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,618		$7,878		$4,879		$13,852		$12,416
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	0.99	%+	1.00	%+	1.00	%+	0.79%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+††	0.99	%+	1.00	%+	1.00	%+	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.28	)%+††	(0.12	)%+	0.02	%+	0.16	%+	(0.23)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	79%		11%		36%		57%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51	%+††	1.88	%+	1.29	%+	1.13	%+	N/A
Net Investment Income (Loss) to Average Net Assets	(0.79	)%+††	(1.01	)%+	(0.27	)%+	0.03	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.12% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio's past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 68.49%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Focus Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.86		$8.73		$18.32		$14.81		$14.45
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.08)		(0.04)		(0.04)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	4.22		6.17		(9.55)		3.52		0.42
Total from Investment Operations	4.14		6.13		(9.59)		3.51		0.36
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.00	)‡	—		—
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$19.00		$14.86		$8.73		$18.32		$14.81
Total Return++	27.86%		70.02	%**	(52.27)%		23.70%		2.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,704		$1,460		$1,069		$2,913		$2,317
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.24	%+	1.25	%+	1.25	%+	1.04%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+††	1.24	%+	1.25	%+	1.25	%+	1.04%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.53	)%+††	(0.38	)%+	(0.24	)%+	(0.07	)%+	(0.45)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	79%		11%		36%		57%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76	%+††	2.16	%+	1.54	%+	1.38	%+	N/A
Net Investment Loss to Average Net Assets	(1.04	)%+††	(1.30	)%+	(0.53	)%+	(0.20	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.17% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio's past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P would have been approximately 67.85%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class I*
	Period from July 1, 2010 to December 31,		Year Ended June 30,				Period from August 12, 2005^ to June 30,
Selected Per Share Data and Ratios	2010		2010	2009^^	2008^^	2007^^	2006^^
Net Asset Value, Beginning of Period	$11.91		$9.59	$12.21	$13.05	$10.77	$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		(0.02)	0.02	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.30		2.34	(2.64)	(0.85)	2.30	0.71
Total from Investment Operations	3.32		2.32	(2.62)	(0.84)	2.28	0.68
Net Asset Value, End of Period	$15.23		$11.91	$9.59	$12.21	$13.05	$10.77
Total Return++	27.88	%#	24.19%	(21.52)%	(6.36)%	21.17%	6.74	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$13.0		$11.0	$7.5	$1.6	$1.3	$1.0
Ratio of Expenses to Average Net Assets (1)	0.72	%+††@	1.14%	0.91%	0.87%	0.98%	0.96	%@
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.90	%+††@	0.96%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.25	%+††@	(0.14)%	0.21%	0.10%	(0.14)%	(0.27	)%@
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§@	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	6	%#	12%	33%	45%	46%	75	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	1.41%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	N/A		N/A	(0.29)%	N/A	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from July 1, 2010 to December 31, 2010		Period from May 21, 2010^ to June 30, 2010
Net Asset Value, Beginning of Period	$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	(0.01)
Net Realized and Unrealized Gain on Investments	3.30		(0.23)
Total from Investment Operations	3.30		(0.24)
Net Asset Value, End of Period	$15.19		$11.89
Total Return++	27.75	%#	(1.98	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$2,113		$1
Ratio of Expenses to Average Net Assets	0.97	%+*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15	%+*	N/A
Ratio of Net Investment Income to Average Net Assets	0.00	%§+*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	N/A
Portfolio Turnover Rate	6	%#	12	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class H*
	Period from July 1, 2010 to		Year Ended June 30,
	December 31,
Selected Per Share Data and Ratios	2010		2010	2009^^	2008^^	2007^^	2006^^
Net Asset Value, Beginning of Period	$11.76		$9.49	$12.13	$12.99	$10.75	$9.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	(0.06)	(0.01)	(0.02)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	3.26		2.33	(2.63)	(0.84)	2.29	1.15
Total from Investment Operations	3.26		2.27	(2.64)	(0.86)	2.24	1.10
Net Asset Value, End of Period	$15.02		$11.76	$9.49	$12.13	$12.99	$10.75
Total Return++	27.72	%#	23.92%	(21.83)%	(6.54)%	20.84%	11.40%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$241.0		$220.3	$207.8	$245.5	$194.4	$183.3
Ratio of Expenses to Average Net Assets (1)	0.97	%+††@	1.40%	1.14%	1.13%	1.23%	1.24%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15	%+††@	1.22%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.00	%+††@§	(0.46)%	(0.13)%	(0.17)%	(0.43)%	(0.49)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††@§	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	6	%#	12%	33%	45%	46%	75%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	1.49%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	N/A		N/A	(0.48)%	N/A	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class L*
	Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2010		2010	2009^^	2008^^	2007^^	2006^^
Net Asset Value, Beginning of Period	$10.78		$8.77	$11.28	$12.18	$10.15	$9.19
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)		(0.13)	(0.07)	(0.12)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.98		2.14	(2.44)	(0.78)	2.16	1.09
Total from Investment Operations	2.95		2.01	(2.51)	(0.90)	2.03	0.96
Net Asset Value, End of Period	$13.73		$10.78	$8.77	$11.28	$12.18	$10.15
Total Return++	27.37	%#	22.92%	(22.32)%	(7.31)%	20.00%	10.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$39.0		$34.8	$28.6	$41.8	$28.4	$29.7
Ratio of Expenses to Average Net Assets (1)	1.47	%+††@	2.12%	1.89%	1.89%	1.99%	1.99%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.65	%+††@	1.94%	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.50	)%+††@	(1.16)%	(0.90)%	(0.94)%	(1.19)%	(1.25)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††@§	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	6	%#	12%	33%	45%	46%	75%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	2.24%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	N/A		N/A	(1.25)%	N/A	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$11.14		$7.64		$13.12		$13.31		$12.89
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		(0.03)		(0.01)		(0.05)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	3.02		3.68		(5.47)		0.45		1.59
Total from Investment Operations	3.03		3.65		(5.48)		0.40		1.51
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		—		—
Net Realized Gain	—		(0.14)		—		(0.59)		(1.09)
Total Distributions	—		(0.15)		—		(0.59)		(1.09)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.17		$11.14		$7.64		$13.12		$13.31
Total Return++	27.20%		47.92%		(41.84)%		3.04%		11.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,227,782		$977,515		$638,559		$1,137,839		$1,028,030
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.05	%+	1.02	%+	1.01	%+	1.01%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05	%+††	1.05	%+	1.02	%+	1.01	%+	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.10	%+††	(0.28	)%+	(0.08	)%+	(0.35	)%+	(0.56)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	26%		27%		34%		50%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12	%+††	1.07	%+	1.05	%+	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	0.03	%+††	(0.30	)%+	(0.11	)%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.46		$7.19		$12.39		$12.63		$12.31
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.05)		(0.03)		(0.08)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.83		3.46		(5.17)		0.43		1.51
Total from Investment Operations	2.81		3.41		(5.20)		0.35		1.41
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.14)		—		(0.59)		(1.09)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00
Net Asset Value, End of Period	$13.27		$10.46		$7.19		$12.39		$12.63
Total Return++	26.86%		47.41%		(41.97)%		2.81%		11.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$530,123		$536,329		$345,302		$698,183		$857,275
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.30	%+	1.27	%+	1.26	%+	1.26%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30	%+††	1.30	%+	1.27	%+	1.26	%+	1.26%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.15	)%+††	(0.53	)%+	(0.34	)%+	(0.61	)%+	(0.81)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	26%		27%		34%		50%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%+††	1.32	%+	1.30	%+	N/A		N/A
Net Investment Loss to Average Net Assets	(0.22	)%+††	(0.55	)%+	(0.37	)%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.18		$8.87		$15.75		$28.24	$23.41
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.23		0.31		0.33	0.42
Net Realized and Unrealized Gain (Loss) on Investments	3.02		2.30		(5.84)		(4.87)	8.44
Total from Investment Operations	3.32		2.53		(5.53)		(4.54)	8.86
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.22)		(0.31)		(0.50)	(0.49)
Net Realized Gain	—		—		(1.04)		(7.45)	(3.54)
Total Distributions	(0.17)		(0.22)		(1.35)		(7.95)	(4.03)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$14.33		$11.18		$8.87		$15.75	$28.24
Total Return++	29.86%		29.65%		(38.07)%		(16.63)%	38.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$855,474		$584,820		$448,897		$911,819	$1,635,926
Ratio of Expenses to Average Net Assets (1)	0.99	%+††	0.99	%+	0.95	%+	0.90%+	0.87%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.96	%+	0.91	%+	0.88%+	0.87%
Ratio of Net Investment Income to Average Net Assets (1)	2.34	%+††	2.70	%+	2.19	%+	1.23%+	1.55%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	41%		30%		38%		38%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.00	%+	0.96	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.69	%+	2.18	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

U.S. Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.99		$8.73		$15.53		$27.96	$23.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.21		0.28		0.27	0.37
Net Realized and Unrealized Gain (Loss) on Investments	2.96		2.25		(5.77)		(4.82)	8.34
Total from Investment Operations	3.22		2.46		(5.49)		(4.55)	8.71
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.20)		(0.27)		(0.43)	(0.42)
Net Realized Gain	—		—		(1.04)		(7.45)	(3.54)
Total Distributions	(0.14)		(0.20)		(1.31)		(7.88)	(3.96)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$14.07		$10.99		$8.73		$15.53	$27.96
Total Return++	29.51%		29.31%		(38.26)%		(16.80)%	38.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,321		$116,164		$95,828		$171,578	$268,537
Ratio of Expenses to Average Net Assets (1)	1.24	%+††	1.24	%+	1.20	%+	1.15%+	1.12%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.23	%+††	1.21	%+	1.16	%+	1.13%+	1.12%
Ratio of Net Investment Income to Average Net Assets (1)	2.09	%+††	2.45	%+	2.05	%+	1.02%+	1.37%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	41%		30%		38%		38%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.25	%+	1.21	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.44	%+	2.04	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class I^^
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$12.15		$9.94		$11.47	$11.99		$11.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.87		0.71		1.03	0.71		0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.92		1.64		(2.15)	(0.23)		0.80
Total from Investment Operations	1.79		2.35		(1.12)	0.48		1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.93)		(0.09)		(0.41)	(1.00)		(0.91)
Net Realized Gain	(0.57)		(0.05)		—	—		—
Total Distributions	(1.50)		(0.14)		(0.41)	(1.00)		(0.91)
Redemption Fees	0.00	‡	0.00	‡	—	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.44		$12.15		$9.94	$11.47		$11.99
Total Return++	15.07%		23.75%		(10.07)%	4.68%		11.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,864		$38,041		$21,887	$52,686		$81,212
Ratio of Expenses to Average Net Assets (1)	0.84	%+††	0.84	%+	0.83%+	0.93	%+^	0.93%^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.84	%+††	0.84	%+	0.81%+	0.85	%+	0.92%
Ratio of Net Investment Income to Average Net Assets (1)	7.12	%+††	6.44	%+	9.16%+	6.28	%+	6.11%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	109%		138%		248%	155%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29	%+††	1.35	%+	1.61%+	1.21	%+	1.04%
Net Investment Income to Average Net Assets	6.67	%+††	5.93	%+	8.38%+	6.00	%+	6.00%

^^  On March 17, 2006 the Portfolio effected a reverse stock split. Per share data prior to this date has been restated to give effect to the reverse stock split.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.00% for Class I shares. Prior to May 1, 2004, the maximum ratio was 1.75% for Class I shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class P^^
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$12.42		$10.18		$11.77	$12.29		$11.85
Income (Loss) from Investment Operations:
Net Investment Income†	0.86		0.84		0.94	0.69		0.50
Net Realized and Unrealized Gain (Loss) on Investments	0.94		1.53		(2.13)	(0.23)		0.81
Total from Investment Operations	1.80		2.37		(1.19)	0.46		1.31
Distributions from and/or in Excess of:
Net Investment Income	(0.89)		(0.08)		(0.40)	(0.98)		(0.87)
Net Realized Gain	(0.57)		(0.05)		—	—		—
Total Distributions	(1.46)		(0.13)		(0.40)	(0.98)		(0.87)
Redemption Fees	0.00	‡	0.00	‡	—	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.76		$12.42		$10.18	$11.77		$12.29
Total Return++	14.88%		23.43%		(10.34)%	4.29%		10.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,792		$4,379		$3,640	$870		$565
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.09	%+	1.12%+	1.20	%+^	1.17%^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+††	1.09	%+	1.10%+	1.10	%+	1.16%
Ratio of Net Investment Income to Average Net Assets (1)	6.87	%+††	7.52	%+	8.56%+	5.99	%+	5.94%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	109%		138%		248%	155%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.54	%+††	1.62	%+	2.31%+	1.49	%+	1.29%
Net Investment Income to Average Net Assets	6.42	%+††	6.99	%+	7.37%+	5.71	%+	5.82%

^^  On March 17, 2006 the Portfolio effected a reverse stock split. Per share data prior to this date has been restated to give effect to the reverse stock split.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class P shares. Prior to June 1, 2006, the maximum ratio was 1.25% for Class P shares. Prior to May 1, 2004, the maximum ratio was 2.00% for Class P shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class H
	Year Ended December 31,				Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$12.42		$10.18		$11.86
Income (Loss) from Investment Operations:
Net Investment Income†	0.86		0.71		0.88
Net Realized and Unrealized Gain (Loss) on Investments	0.94		1.66		(2.17)
Total from Investment Operations	1.80		2.37		(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.89)		(0.08)		(0.39)
Net Realized Gain	(0.57)		(0.05)		—
Total Distributions	(1.46)		(0.13)		(0.39)
Redemption Fees	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$12.76		$12.42		$10.18
Total Return++	14.86%		23.40%		(10.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,021		$2,316		$1,758
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.09	%+	1.18	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+††	1.09	%+	1.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.87	%+††	6.37	%+	7.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.54	%+††	1.57	%+	2.11	%+*
Net Investment Income to Average Net Assets	6.42	%+††	5.89	%+	6.73	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charge, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class L
	Year Ended December 31,				Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$12.24		$10.09		$11.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.79		0.92		0.50
Net Realized and Unrealized Gain (Loss) on Investments	0.92		1.36		(1.87)
Total from Investment Operations	1.71		2.28		(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.84)		(0.08)		(0.38)
Net Realized Gain	(0.57)		(0.05)		—
Total Distributions	(1.41)		(0.13)		(0.38)
Redemption Fees	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$12.54		$12.24		$10.09
Total Return++	14.18%		22.80%		(11.85	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,668		$1,305		$342
Ratio of Expenses to Average Net Assets (1)	1.59	%+††	1.59	%+	1.72	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.59	%+††	1.59	%+	1.60	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.37	%+††	8.21	%+	8.78	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.04	%+††	2.02	%+	3.03	%+*
Net Investment Income to Average Net Assets	5.92	%+††	7.78	%+	7.47	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of twenty-one separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each Portfolio (with the exception of the Asian Equity, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Opportunity and Emerging Markets Debt Portfolios), offers two classes of shares — Class I and Class P. Asian Equity, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Opportunity and Emerging Markets Debt Portfolios offer Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. Generally, the investment objective of the international fixed income portfolio is primarily to seek a high total return by investing in fixed income securities.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On May 21, 2010, Global Opportunity Portfolio, formerly known as Global Growth Portfolio (the Portfolio's name changed effective October 8, 2010) acquired substantially all of the assets and substantially all of the liabilities of Van Kampen Global Growth Fund ("Van Kampen Global Growth"), an investment portfolio of Van Kampen Equity Trust. Based on the respective valuations as of the close of business on May 21, 2010, pursuant to a Plan of Reorganization approved by the shareholders of the Van Kampen Global Growth Fund on May 10, 2010 ("Reorganization"). The acquisition was accomplished by a tax-free exchange of 734,000 Class H shares of the Portfolio at a net asset value of $8.59 per share for 630,000 Class A shares and 104,000 Class B shares of Van Kampen Global Growth Fund; 80,000 Class L shares of the Portfolio at a net asset value of $8.56 per share for 80,000 Class C shares of Van Kampen Global Growth; 555,000 Class I shares of the Portfolio at a net asset value of $8.62 per share for 555,000 Class I shares of Van Kampen Global Growth. The net assets of Van Kampen Global Growth before the reorganization was $11,767,000, including unrealized appreciation of $611,000. Immediately after the Reorganization, the net assets of the Portfolio amounted to $11,767,000.

Upon closing of the Reorganization, shareholders of Van Kampen Global Growth Fund received shares of the Portfolio as follows:

Van Kampen Global Growth Fund	The Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Information for the Van Kampen Global Growth Fund — Class A and Class B shares prior to the Reorganization is included with Class H shares, and Class C shares are included with Class L shares, and Class I shares are included with Class I shares, respectively, throughout this report. As a result of the Reorganization, the Portfolio is the accounting successor of the Van Kampen Global Growth Fund. The Portfolio incurred approximately $16,000 of expenses as a result of the Reorganization and is shown as "Reorganization Expense" within the Statements of Operations.

On May 21, 2010, the Advantage Portfolio acquired substantially all of the net assets and substantially all of the liabilities of Van Kampen Core Growth Fund, an investment portfolio of Van Kampen Equity Trust II. Based on the respective valuations as of the close of business on May 21, 2010, pursuant to a Plan of Reorganization approved by the shareholders of the Van Kampen Core Growth Fund on May 10, 2010 ("Reorganization"). The acquisition was accomplished by a tax-free exchange of 145,000 Class H shares of the Portfolio at a net asset value of $8.99 per share for 121,000 Class A shares and 24,000 Class B shares of Van Kampen Core Growth Fund; 17,000 Class L shares of the Portfolio at a net asset value of $9.01 per share for 17,000 Class C shares of Van Kampen Core Growth Fund; 460,000 Class I shares of the Portfolio at a net asset value of $9.00 per share for 460,000 Class I shares of Van Kampen Core Growth Fund. The net assets of Van Kampen Core Growth Fund before the reorganization was $5,596,000, including unrealized appreciation of $8,000. Immediately after the Reorganization, the net assets of the Portfolio amounted to $5,596,000.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Upon closing of the Reorganization, shareholders of Van Kampen Core Growth Fund received shares of the Portfolio as follows:

Van Kampen Core Growth Fund	The Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Information for the Van Kampen Core Growth Fund — Class A and Class B shares prior to the Reorganization is included with Class H shares, and Class C shares are included with Class L shares, and Class I shares are included with Class I shares, respectively, throughout this report. Class P commenced operations upon the reorganization. As a result of the Reorganization, the Portfolio is the accounting successor of the Van Kampen Core Growth Fund. Accordingly, the historical financial results of the Portfolio will reflect the historical financial results of the Van Kampen Core Growth Fund. The Portfolio incurred approximately $16,000 of expenses as a result of the Reorganization and is shown as "Reorganization Expense" within the Statements of Operations.

On May 21, 2010, the Opportunity Portfolio, formerly known as Equity Growth Portfolio (the Portfolio's name changed effective October 8, 2010) acquired substantially all of the assets and substantially all of the liabilities of Van Kampen Equity Growth Fund ("Van Kampen Equity Growth"), an investment portfolio of Van Kampen Series Fund, Inc. Based on the respective valuations as of the close of business on May 21, 2010, pursuant to a Plan of Reorganization approved by the shareholders of the Van Kampen Equity Growth Fund on May 10, 2010 ("Reorganization"), the acquisition was accomplished by a tax-free exchange of 21,576,000 Class H shares of the Portfolio at a net asset value of $11.98 per share for 19,044,000 Class A shares and 2,713,000 Class B shares of Van Kampen Equity Growth Fund; 3,562,000 Class L shares of the Portfolio at a net asset value of $10.99 per share for 3,562,000 Class C shares of Van Kampen Equity Growth; and 613,000 Class I shares of the Portfolio at a net asset value of $12.32 per share for 613,000 Class I shares of Van Kampen Equity Growth. The net assets of Van Kampen Equity Growth before the reorganization were $305,108,000, including unrealized appreciation of $24,435,000. Immediately after the Reorganization, the net assets of the Portfolio amounted to $305,108,000.

Upon closing of the Reorganization, shareholders of Van Kampen Equity Growth Fund received shares of the Portfolio as follows:

Van Kampen Equity Growth Fund	The Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Information for the Van Kampen Equity Growth Fund — Class A and Class B shares prior to the Reorganization is included with Class H shares, and Class C shares information is included with Class L shares, and Class I shares information is included with Class I shares, respectively, throughout this report. As a result of the Reorganization, the Portfolio is the accounting successor of the Van Kampen Equity Growth Fund.

The Investment Adviser incurred offering costs on behalf of the International Opportunity Portfolio and the Select Global Infrastructure Portfolio in the amount of $103,411 and $110,000, respectively, which was reimbursed by the respective Portfolio for the full amount thereof. Such expenses were deferred and are being amortized over a period of one year from the commencement of operations.

On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley Investment Management (the "Transaction"). In contemplation of the Transaction, the Directors of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") with respect to the International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios (each a "affected Portfolio"), pursuant to which substantially all of the assets of each affected Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). On May 11, 2010, the Reorganization was approved by the shareholders of each affected Portfolio at a special meeting of shareholders. On June 1, 2010, the Reorganization was completed and shareholders of each affected portfolio received shares of the New Fund in exchange for their shares of each affected Portfolio. Accordingly, the financial statements of each affected Portfolio are no longer contained in this report but may be found in the report of their corresponding New Funds.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on an exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities.

The change in unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: Certain Portfolios used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Advisors seek to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that certain Portfolios used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Broker" on the Statements of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date ("currency contracts"). A currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

P-Notes: P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. There is also counterparty risk associated with these investments because a Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

Financial Accounting Standards Board ("FASB") Accounting Standards Codification(TM) ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
Active International Allocation:
Currency Risk	Receivables	$318	$—
Equity Risk	Receivables	—	167
Total Receivables		$318	$167
Currency Risk	Payables	$(511)	$—
Equity Risk	Payables	—	(79)
Total Payables		$(511)	$(79)

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
International Small Cap:
Currency Risk	Receivables	$294	$—
Currency Risk	Payables	$(1,440)	$—
Emerging Markets Debt:
Currency Risk	Receivables	$83	$—
Currency Risk	Payables	$(13)	$—

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$(1,051)
	Equity Risk	Futures Contracts	3,348
	Total		$2,297
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$164
	Equity Risk	Futures Contracts	(1,363)
	Total		$(1,199)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Franchise	Currency Risk	Foreign Currency Exchange Contracts	$1,887
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Franchise	Currency Risk	Foreign Currency Exchange Contracts	$(446)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Equity	Currency Risk	Foreign Currency Exchange Contracts	$(24,275)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Equity	Currency Risk	Foreign Currency Exchange Contracts	$(5,093)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Opportunity	Currency Risk	Foreign Currency Exchange Contracts	$— @

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$(1,802)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$(2,289)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$(139)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$140

@ Amount is less that $500.

  For the year ended December 31, 2010, Active International Allocation Portfolio's average monthly principal amount of foreign exchange contracts was $140,824,000 and the average monthly original value of futures contracts was $46,861,000. Global Franchise, International Opportunity, International Equity, International Small Cap and Emerging Markets Debt Portfolios' average monthly principal amount of foreign exchange contracts were $11,596,000, $15,000, $261,668,000, $55,250,000 and $11,334,000, respectively.

4.  Securities Lending: Certain Portfolios lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by the U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios' Statements of Operations in "dividends from securities of affiliated issuers." Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at December 31, 2010 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Cash Collateral (000)	Invested Cash Collateral** (000)	Uninvested Cash Collateral (000)
Active International Allocation	$25,327	$26,401	$26,398	$3
Emerging Markets*	83,309	66,118	66,112	6
International Equity	84,730	88,258	88,250	8

*  The Emerging Markets Portfolio did not maintain 100% collateral coverage at December 31, 2010. This was corrected on the next business day.

** The Portfolios invest cash collateral received in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

The following Portfolios had income from securities lending (after rebates to borrowers and fees paid to securities lending agent):

Portfolio	Net Interest Earned by Portfolio (000)
Active International Allocation	$320
Emerging Markets	492
International Equity	2,459
Emerging Markets Debt	—	@

@ Amount is less than $500.

5.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2010, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2010, BRCP REIT II, LLC has drawn down approximately $7,919,000 which represents 88.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

shares of common stock. As of December 31, 2010, Exeter Industrial Value Fund LP has drawn down approximately $1,500,000 which represents 75.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2010, Exeter Industrial Value Fund LP has drawn down approximately $6,375,000 which represents 75.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2010, Keystone Industrial Fund, LP has drawn down approximately $7,500,000 which represents 100.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Keystone Industrial Fund II, LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2010, Keystone Industrial Fund II, LP has drawn down approximately $1,519,000 which represents 30.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund II, LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2010, Keystone Industrial Fund II, LP has drawn down approximately $3,038,000 which represents 30.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2010, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2010, Cabot Industrial Value Fund III, LP has drawn down approximately $1,490,000 which represents 19.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2010, Cabot Industrial Value Fund III, LP has drawn down approximately $1,490,000 which represents 19.9% of the commitment.

6.  Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Asian Equity, Emerging Markets, Global Opportunity, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap, Select Global Infrastructure, Small Company Growth and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

7.  Restricted Securities: Certain Portfolios invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolios of Investments.

8.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund adopted and made the required disclosures in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Other: Security transactions are accounted for on the date the securities are purchased or sold for financial reporting purposes. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the "Agreement") at the annual rates of the average daily net assets indicated below.

Portfolio	Average Daily Net Assets	Advisory Fee
Active International Allocation	first $1.0 billion	0.65%
	over $1.0 billion	0.60
Asian Equity	first $1.0 billion	0.95
	over $1.0 billion	0.90
Emerging Markets	first $500 million	1.25
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
Global Discovery	first $1.0 billion	0.90
	over $1.0 billion	0.85
Global Franchise	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Global Opportunity	first $750 million	0.90
	next $750 million	0.85
	over $1.5 billion	0.80
Global Real Estate		0.85
International Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
International Equity	first $10 billion	0.80
	over $10 billion	0.75
International Opportunity	first $1.0 billion	0.90
	over $1.0 billion	0.85

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Portfolio	Average Daily Net Assets	Advisory Fee
International Real Estate		0.80%
International Small Cap	first $1.5 billion	0.95
	over $1.5 billion	0.90
Select Global Infrastructure		0.85
Advantage	first $750 million	0.75
	next $750 million	0.70
	over $1.5 billion	0.65
Capital Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Focus Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Opportunity	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Small Company Growth	first $1.0 billion	0.92
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Real Estate	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Emerging Markets Debt	first $500 million	0.75
	next $500 million	0.70
	over $1.0 billion	0.65

MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

	Maximum Expense Ratio
	Class I	Class P	Class H	Class L
Active International Allocation	0.80%	1.05%	N/A	N/A
Asian Equity	1.45	1.70	1.70%	2.20%
Emerging Markets	1.65	1.90	N/A	N/A
Global Advantage	1.30	1.55	1.55	2.05
Global Discovery	1.35	1.60	1.60	2.10
Global Franchise	1.00	1.25	N/A	N/A
Global Opportunity	1.25	1.50	1.50	1.55
Global Real Estate	1.05	1.30	1.30	1.80
International Advantage	1.25	1.50	1.50	2.00
International Equity	0.95	1.20	N/A	N/A
International Opportunity	1.15	1.40	1.40	1.90
International Real Estate	1.00	1.25	N/A	N/A
International Small Cap	1.15	1.40	N/A	N/A
Select Global Infrastructure	1.15	1.40	1.40	1.90
Advantage	1.05	1.30	1.30	1.09
Capital Growth	0.80	1.05	N/A	N/A
Focus Growth	1.00	1.25	N/A	N/A
Opportunity	0.88	1.13	1.13	1.63
Small Company Growth	1.05	1.30	N/A	N/A
U.S. Real Estate	1.00	1.25	N/A	N/A
Emerging Markets Debt	0.85	1.10	1.10	1.60

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time (except for as set forth in its prospectus). For the year ended December 31, 2010, the following Portfolios had advisory fees waived and/or certain expenses reimbursed:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Active International Allocation	$567
Asian Equity*	29
Global Advantage*	29
Global Discovery*	29
Global Franchise	74
Global Opportunity**	133
International Advantage*	29
International Equity	1,307
International Opportunity***	158
International Small Cap	100
Select Global Infrastructure****	72
Advantage*****	50
Focus Growth	58
Small Company Growth	1,076
Emerging Markets Debt	207

* For the Period December 28, 2010 to December 31, 2010.

** For the Period April 1, 2010 to December 31, 2010.

*** For the Period March 31, 2010 to December 31, 2010.

**** For the Period September 20, 2010 to December 31, 2010.

***** For the Period September 1, 2010 to December 31, 2010.

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios' purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund had adopted Shareholder Service Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the 1940 Act. Under the Shareholder Service Plans, each applicable Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

In addition, the Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Advantage Portfolio and the Global Opportunity Portfolio to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Portfolio Investment Activity:

1.  Security Transactions: During the year ended December 31, 2010, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Active International Allocation	$81,192	$149,624
Asian Equity*	1,484	—
Emerging Markets	1,204,480	1,695,991
Global Advantage*	1,084	—
Global Discovery*	1,118	—
Global Franchise	65,753	96,937
Global Opportunity**	2,233	7,603
Global Real Estate	518,414	144,143
International Advantage*	1,474	—
International Equity	1,616,956	1,759,793
International Opportunity***	6,315	998
International Real Estate	260,629	343,973
International Small Cap	263,207	317,731
Select Global Infrastructure****	10,170	555
Advantage*****	1,927	2,308
Capital Growth	255,875	365,846
Focus Growth	14,837	8,719
Opportunity******	17,790	61,067
Small Company Growth	387,513	474,388
U.S. Real Estate	398,284	363,650
Emerging Markets Debt	46,960	57,537

* For the period December 28, 2010 to December 31, 2010.

** For the period April 1, 2010 to December 31, 2010.

*** For the period March 31, 2010 to December 31, 2010.

**** For the period September 20, 2010 to December 31, 2010.

***** For the period September 1, 2010 to December 31, 2010.

****** For the period July 1, 2010 to December 31, 2010.

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Portfolio	Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)		Market Value December 31, 2010 (000)
Active International Allocation	$99,446	$194,324	$272,005	$388		$21,765
Asian Equity*	—	1,500	1,372	—	@	128
Emerging Markets	210,890	791,062	894,201	571		107,751
Global Advantage*	—	1,097	186	—	@	911
Global Discovery*	—	1,145	185	—	@	960
Global Franchise	4,358	53,709	55,194	1		2,873
Global Opportunity**	—	2,052	1,951	—	@	101

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Portfolio	Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)		Market Value December 31, 2010 (000)
Global Real Estate	$13,984	$298,389	$276,993	$53		$35,380
International Advantage*	—	1,500	997	—	@	503
International Equity	390,222	1,292,579	1,527,480	2,634		155,321
International Opportunity***	—	6,166	6,101	—	@	65
International Real Estate	6,805	204,613	210,835	15		583
International Small Cap	8,025	171,989	170,058	11		9,956
Select Global Infrastructure****	—	10,320	10,049	—	@	271
Advantage*****	175	806	886	—	@	95
Capital Growth	26,477	226,614	204,399	34		48,692
Focus Growth	332	15,065	14,604	1		793
Opportunity******	—	38,437	35,257	2		3,180
Small Company Growth	22,450	366,891	345,294	39		44,047
U.S. Real Estate	24,747	380,800	369,752	59		35,795
Emerging Markets Debt	1,756	45,019	42,104	5		4,671

@ Amount is less than $500.

* For the period December 28, 2010 to December 31, 2010.

** For the period April 1, 2010 to December 31, 2010.

*** For the period March 31, 2010 to December 31, 2010.

**** For the period September 20, 2010 to December 31, 2010.

***** For the period September 1, 2010 to December 31, 2010.

****** For the period July 1, 2010 to December 31, 2010.

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the year ended December 31, 2010, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Active International Allocation	$53
Emerging Markets	55
Global Franchise	4
Global Opportunity	1
Global Real Estate	30
International Equity	116
International Opportunity	—	@
International Real Estate	10
International Small Cap	7
Select Global Infrastructure****	—	@
Advantage*****	1
Capital Growth	23
Focus Growth	—	@
Opportunity******	7
Small Company Growth	27
U.S. Real Estate	39
Emerging Markets Debt	3

@ Amount is less than $500

**** For the period September 20, 2010 to December 31, 2010.

***** For the period September 1, 2010 to December 31, 2010.

****** For the period July 1, 2010 to December 31, 2010.

The Emerging Markets Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $2,779,000 at December 31, 2010. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $238,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/Loss (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$21,298	$—	$4,637	$4,098	$—	$21,813

The Active International Allocation Portfolio invests in Mitsubishi UFJ Financial Group, Inc and Mitsubishi UFL Lease & Finance Co., Ltd., affiliates of the Adviser. The Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd., were acquired at a cost of $8,810,000 and $28,000, respectively.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd., respectively, during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/Loss (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$1,816	$—	$563	$(328)	$44	$1,371
Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/Loss (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$18	$—	$20	$(9)	— @	$—

@ Amount is less than $500.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

During the year ended December 31, 2010, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Emerging Markets	$129
Global Franchise	1
Global Real Estate	16
International Real Estate	10
Select Global Infrastructure	—	@
Advantage	—	@
Capital Growth	8
Focus Growth	—	@
Small Company Growth	5
U.S. Real Estate	53

@ Amount is less than $500.

During the year ended December 31, 2010, the following Portfolios paid brokerage commissions to Citigroup, Inc., an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Emerging Markets	$190
Global Franchise	5
Global Real Estate	6
International Equity	46
International Real Estate	25
International Small Cap	14
Advantage	—	@
Capital Growth	6
Focus Growth	—	@
Small Company Growth	5
U.S. Real Estate	8

@ Amount is less than $500.

H. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

	2010 Distributions Paid From:		2009 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)		Long-term Capital Gain (000)
Active International Allocation	$9,151	$—	$13,563		$—
Emerging Markets	16,513	—	27,600		—
Global Franchise	2,936	—	1,348		—
Global Opportunity	—	—	36	*	—
Global Real Estate	23,862	—	23,979		—
International Equity	60,000	—	113,268		—
International Real Estate	13,160	—	16,605		—
International Small Cap	1,418	—	5,736		—
Select Global Infrastructure	82	—	—		—
Advantage	18	—	28	**
Capital Growth	15	—	2,173		—
Small Company Growth	—	—	1,552		18,027
U.S. Real Estate	12,294	—	13,335		—
Emerging Markets Debt	4,823	68	361		—

* For the year ended March 31, 2010.

** For the year ended August 31, 2010.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, foreign futures and options transactions, short

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

sales, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution redesignations, redemptions-in-kind, foreign taxes paid on capital gains, net operating losses, nondeductible expenses, certain equity securities designated as issued by "passive foreign investment companies" and excess distributions resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2010:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
Active International Allocation	$1	$(1)	$— @
Asian Equity	— @	2	(2)
Emerging Markets	5,695	(3,444)	(2,251)
Global Advantage	(— @)	— @	—
Global Discovery	(1)	1	—
Global Franchise	1,573	(11,195)	9,622
Global Opportunity	2	(2)	—
Global Real Estate	8,152	(7,480)	(672)
International Advantage	(1)	1	—
International Equity	(11,438)	12,967	(1,529)
International Opportunity	(— @)	— @	—
International Real Estate	4,620	(4,620)	— @
International Small Cap	(1,512)	1,685	(173)
Select Global Infrastructure	2	(2)	—
Advantage	(— @)	— @	—
Capital Growth	(3)	3	— @
Focus Growth	40	14,693	(14,733)
Opportunity	(15)	3,230	(3,215)
Small Company Growth	(62)	6,894	(6,832)
U.S. Real Estate	(193)	1,928	(1,735)
Emerging Markets Debt	1,014	(1,014)	—

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)		Undistributed Long-term Capital Gain (000)
Global Advantage	$1		$—
Global Discovery	3		—
Global Franchise	327		416
Global Opportunity	277		136
Global Real Estate	4,110		—
International Advantage	4		—
International Equity	531		—
International Opportunity	203		—
International Real Estate	7,987		—
Select Global Infrastructure	23		—
Advantage	—	@	—
Capital Growth	1,728		—
Opportunity	2,403		—
Small Company Growth	35,803		—
Emerging Markets Debt	1,028		435

@ Amount is less than $500.

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2010.

At December 31, 2010, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Active International Allocation	$429,203	$67,352	$(28,827)	$38,525
Asian Equity	1,612	34	(3)	31
Emerging Markets	1,753,520	509,586	(42,718)	466,868
Global Advantage	1,995	8	(6)	2
Global Discovery	2,078	6	(8)	(2)
Global Franchise	84,096	15,337	(170)	15,167
Global Opportunity	8,815	3,056	(139)	2,917
Global Real Estate	1,212,731	60,355	(41,481)	18,874
International Advantage	1,978	13	(15)	(2)
International Equity	3,930,852	566,376	(105,565)	460,811
International Opportunity	5,507	1,128	(78)	1,050
International Real Estate	579,293	12,519	(189,686)	(177,167)
International Small Cap	405,172	45,538	(28,274)	17,264
Select Global Infrastructure	9,909	437	(61)	376
Advantage	5,195	1,144	(98)	1,046
Capital Growth	606,250	267,280	(31,247)	236,033
Focus Growth	16,329	3,457	(435)	3,022
Opportunity	241,172	67,798	(12,933)	54,865
Small Company Growth	1,470,085	435,789	(91,901)	343,888
U.S. Real Estate	856,749	131,033	(24,259)	106,774
Emerging Markets Debt	38,962	2,661	(455)	2,206

At December 31, 2010, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Portfolio	2012	2016	2017	2018	Total
Active International Allocation	$—	$117	$71,060	$—	$71,177
Emerging Markets	—	—	68,600	—	68,600
Global Franchise*	—	7,795	—	—	7,795
Global Real Estate	—	55,075	154,973	43,150	253,198
International Equity	—	461,548	10,156	—	471,704
International Opportunity	—	—	—	23	23
International Real Estate	—	98,798	217,627	67,845	384,270
International Small Cap	—	16,404	74,665	—	91,069
Advantage	—	—	154	—	154
Capital Growth	—	35,326	132,128	—	167,454
Focus Growth	296	333	859	—	1,488
Opportunity	—	32,880	—	—	32,880
Small Company Growth	—	—	—	20,099	20,099
U.S. Real Estate	—	—	92,547	—	92,547

* Capital loss carryover from target fund.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

The amounts reflected in the capital loss carryforward table for Global Franchise Portfolio includes $7,795,000 capital loss carryforward brought forward as a result of the Portfolio's merger with the Global Value Equity Portfolio in October 2009. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire in 2016.

During the year ended December 31, 2010, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

Expired Capital Loss Carryforwards (000)
Focus Growth	14,688
Opportunity	4,564
Small Company Growth	5,052

During the year ended December 31, 2010, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

Utilized Capital Loss Carryforwards (000)
Active International Allocation	$1,124
Emerging Markets	325,402
Global Franchise	7,519
International Small Cap	15,438
Advantage	174
Capital Growth	25,717
Focus Growth	1,217
Global Opportunity	131
Opportunity	17,321
U.S. Real Estate	95,408

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2010, the Portfolio deferred to January 3, 2011 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

Portfolio	Capital Losses (000)	Currency Losses (000)
Active International Allocation	$2,237	$1,153
Emerging Markets	—	333
International Equity	47,296	—
International Opportunity	61	—
International Real Estate	46,582	—
International Small Cap	—	966
Select Global Infrastructure	—	1
Advantage	107	—
Focus Growth	22	—
Emerging Markets Debt	123	—

For the year ended December 31, 2010, Global Franchise realized gains from in-kind redemptions of approximately $8,179,000. The gains are not taxable income to the Portfolio.

I. Other (unaudited): The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Global Real Estate, International Real Estate and U.S. Real Estate Portfolios invest a significant portion of their assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolios.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

At December 31, 2010, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class I	Class P	Class H	Class L
Active International Allocation	—%	13.1%	—%	—%
Emerging Markets	51.9	83.4	—	—
Global Advantage	—	—	50.0	—
Global Discovery	—	—	71.5	—
Global Franchise	74.5	71.0	—	—
Global Opportunity	—	—	—	13.8
Global Real Estate	14.0	72.2	27.1	—
International Equity	28.7	79.5	—	—
International Opportunity	—	—	77.4	—
International Real Estate	68.2	—	—	—
International Small Cap	63.3	97.8	—	—
Advantage	—	—	50.5	—
Capital Growth	43.9	77.3	—	—
Focus Growth	54.0	69.7	—	—
Opportunity	69.3	99.5	—	12.6
Small Company Growth	39.4	52.8	—	—
U.S. Real Estate	34.4	51.5	—	—
Emerging Markets Debt	69.9	75.1	—	—

2010 Annual Report

December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Active International Allocation Portfolio, Asian Equity Portfolio, Emerging Markets Portfolio, Global Advantage Portfolio, Global Discovery Portfolio, Global Franchise Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, International Equity Portfolio, International Opportunity Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Select Global Infrastructure Portfolio, Advantage Portfolio, Focus Growth Portfolio, Small Company Growth Portfolio, Capital Growth Portfolio, Opportunity Portfolio, U.S. Real Estate Portfolio, and Emerging Markets Debt Portfolio (the "Portfolios") (twenty-one of the Portfolios comprising Morgan Stanley Institutional Fund, Inc.), including the portfolios of investments, as of December 31, 2010, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights for years ended June 30, 2009, 2008, 2007, 2006 for Opportunity Portfolio were audited by another independent registered public accounting firm whose report, dated August 21, 2009, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Morgan Stanley Institutional Fund, Inc. at December 31, 2010, the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

2010 Annual Report

December 31, 2010 (unaudited)

Federal Income Tax Information

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

Portfolio	Dividends Received Deduction %	Qualifying U.S. Govt. Income %
Global Franchise	29.9%	0.0%
Select Global Infrastructure	22.2	0.0
Advantage	100.0	0.0
Capital Growth	100.0	0.0

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Emerging Markets Debt	$68

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2010.

When distributed, certain earnings may be subject to a maximum rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Active International Allocation	$10,059
Emerging Markets	20,126
Global Franchise	2,936
Global Real Estate	10,903
International Equity	60,000
International Real Estate	17,594
International Small Cap	7,210
Select Global Infrastructure	94
Advantage	28
Capital Growth	5,049

2010 Annual Report

December 31, 2010 (unaudited)

Federal Income Tax Information (cont'd)

The following Portfolios intend to pass through foreign tax credits and have derived net income from sources within foreign countries amounting to:

Portfolio	Foreign Tax Credits (000)	Net Foreign Source Income (000)
Active International Allocation	$907	$13,323
Emerging Markets	3,976	42,727
Global Franchise	111	2,282
Global Real Estate	1,113	20,297
International Equity	6,190	132,253
International Real Estate	911	21,941
International Small Cap	503	8,514
Select Global Infrastructure	12	124

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2010 Annual Report

December 31, 2010 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund, Inc. (collectively, the "Fund") is required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

2010 Annual Report

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2010 Annual Report

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Navy Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2011 Morgan Stanley

MSIFIANN
IU11-00326P-Y12/10

INVESTMENT MANAGEMENT

Morgan Stanley
Special Growth Fund

A mutual fund that seeks capital appreciation.

Share Class	Ticker Symbol
Class A	SMPAX

Class B	SMPBX

Class C	SMPCX

Class I	SMPDX

Prospectus

June 30, 2011

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objective	1

Fees and Expenses	1

Portfolio Turnover	2

Principal Investment Strategies	2

Principal Risks	2

Past Performance	3

Investment Adviser	4

Purchase and Sale of Fund Shares	4

Tax Information	4

Payments to Broker-Dealers and Other Financial Intermediaries	4

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks	5

Portfolio Holdings	9

Fund Management	10

Shareholder Information

Pricing Fund Shares	11

How to Buy Shares	12

How to Exchange Shares	14

How to Sell Shares	15

Distributions	19

Frequent Purchases and Redemptions of Fund Shares	19

Tax Consequences	20

Share Class Arrangements	21

Additional Information	29

Financial Highlights	30

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objective

Morgan Stanley Special Growth Fund seeks capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Morgan Stanley Funds. More information about these and other discounts is available from your financial adviser and in the "Share Class Arrangements" section on page 21 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section on page 50 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[3]	None
Redemption fee[4]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Advisory fee	0.92%	0.92%	0.92%	0.92%
Distribution and service (12b-1) fees[5]	0.25%	1.00%	0.99%	None
Other expenses	0.87%	0.87%	0.87%	0.87%
Total annual Fund operating expenses	2.04%	2.79%	2.78%	1.79%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,131	$1,566	$2,770
Class B	$782	$1,165	$1,674	$2,940
Class C	$381	$862	$1,469	$3,109
Class I	$182	$563	$970	$2,105

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,131	$1,566	$2,770
Class B	$282	$865	$1,474	$2,940
Class C	$281	$862	$1,469	$3,109
Class I	$182	$563	$970	$2,105

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter, and the Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Share Class Arrangements" for a complete discussion of the CDSC.

morganstanley.com/im

1

(4)  Payable to the Fund on shares redeemed or exchanged within 30 days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder Information—How to Sell Shares" for more information on redemption fees.

(5)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $12 million to $5.7 billion as of May 31, 2011). The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., generally seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund's small cap equity investments may include foreign securities held directly or in the form of depositary receipts, which may include emerging market securities. However, the Fund may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national exchange. The Fund may also invest in convertible securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, structured investments and other related instruments and techniques.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

•  Small Capitalization Companies. Investments in small capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

•  Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the

2

derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class B shares' performance from year to year and by showing how the Fund's average annual returns for the one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund's returns in the table include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

The year-to-date total return as of March 31, 2011 was 5.70%.

Best Quarter (ended December 31, 2001): 38.08%
Worst Quarter (ended September 30, 2001): –45.31%

Average Annual Total Returns For Periods Ended
December 31, 2010

	Past 1 Year	Past 5 Years	Past 10 Years
Class A: Return Before Taxes	17.72%	3.38%	–2.80%
Class B: Return Before Taxes	18.24%	3.37%	–2.89%*
Return After Taxes on Distributions[1]	18.24%	3.37%	–2.89%*
Return After Taxes on Distributions and Sale of Fund Shares	11.86%	2.89%	–2.41%*
Class C: Return Before Taxes	22.31%	3.73%	–3.00%
Class I: Return Before Taxes	24.56%	4.75%	–2.06%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	29.09%	5.30%	3.78%
Lipper Small-Cap Growth Funds Index (reflects no deduction for taxes)[3]	26.08%	3.92%	2.58%

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" performance for Class B shares reflects this conversion.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. It is not possible to invest directly in an index.

(3)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class B shares' returns. Actual after-tax returns depend on an investor's tax situation and may

morganstanley.com/im

3

differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Fund is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	October 2002

David S. Cohen	Managing Director	October 2002

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The Fund is closed for purchases by new investors.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

* Provided your schedule of investments totals $1,000 in 12 months

You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "How to Buy Shares—Minimum Investment Amounts" section beginning on page 13 of this Prospectus.

You can purchase or sell Fund shares by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You can also sell Fund shares at any time by telephonic request to the Fund or by enrolling in a systematic withdrawal plan. In addition, you can purchase additional Fund shares or sell Fund shares by written request to the Fund.

Your shares will be sold at the next price calculated after we receive your order to redeem. If you redeem Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

To contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you or access our office locator at www.morganstanley.com. To sell shares by telephone, call (800) 869-NEWS. To purchase additional Fund shares or sell Fund shares by mail, contact the Fund's transfer agent, Morgan Stanley Services Company Inc. (the "Transfer Agent") at: Morgan Stanley Services Company Inc., P.O. Box 219885, Kansas City, MO 64121-9885 (for purchases) or Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886 (for sales). For more information, please refer to the "How to Buy Shares" and "How to Sell Shares" sections, beginning on page 12 and page 15, respectively, of this Prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser and/or the Fund's distributor may pay the intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

www.morganstanley.com/im

4

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks

Investment Objective

Morgan Stanley Special Growth Fund seeks capital appreciation.

Capital Appreciation

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

Principal Investment Strategies

The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $12 million to $5.7 billion as of May 31, 2011). The Investment Adviser, generally seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 65% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Fund may invest in convertible securities and there are no minimum rating or quality requirements with respect to these investments.

The Fund's small cap equity investments may include foreign securities (held either directly or in the form of depositary receipts), which may include emerging market securities. However, the Fund may only invest up to 25% of its net assets in foreign securities that are not listed in the United States on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. A convertible security is a bond, debenture, note, preferred

5

stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

The remaining 35% of the Fund's assets may be invested in equity securities of companies of any size, including medium-sized or large companies. The Fund may also invest in real estate investment trusts (REITs).

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, structured investments and other related instruments and techniques.

In pursuing the Fund's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Other Investments. The Fund may invest up to 35% of its assets in the equity securities of companies of any size, including medium-sized or large companies.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry, such as building suppliers and mortgage lenders.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

***

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

6

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stock and Other Equity Securities. A principal risk of investing in the Fund is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to a company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Small Capitalization Companies. A principal risk of investing in the Fund is associated with its investments in small capitalization companies. Investing in securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Foreign and Emerging Market Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

7

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into

8

or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in REITs. For more information about these risks, see the "Additional Risk Information" section.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

9

Morgan Stanley Investment Advisors Inc.

The Investment Adviser, together with its affiliated asset management companies, had approximately $275.8 billion in assets under management or supervision as of March 31, 2011.

Fund Management

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Fund is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Investment Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Investment Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Investment Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Investment Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Investment Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Investment Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 2011, the Fund paid total compensation to the Investment Adviser amounting to 0.92% of the Fund's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's semiannual report to shareholders for the period ended August 31, 2010.

10

Shareholder Information

At a meeting held on June 6-7, 2011, the Fund's Board of Trustees approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series Small Company Growth Portfolio ("Small Company Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Small Company Growth and shareholders of the Fund would become shareholders of Small Company Growth, receiving shares of Small Company Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of Small Company Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the fourth quarter of 2011. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Small Company Growth is expected to be distributed to shareholders of the Fund during the third quarter of 2011. The Fund is closed for purchases by new investors.

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at the New York Stock Exchange ("NYSE") close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With

11

respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/im

How to Buy Shares

The Fund is closed for purchases by new investors.

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Transfer Agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance offer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and I. Class I shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your

12

payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*  Provided your schedule of investments totals $1,000 in 12 months.

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund's Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■  Make out a check for the total amount payable to: Morgan Stanley Special Growth Fund.

■  Mail the letter and check to Morgan Stanley Services Company Inc. at P.O. Box 219885, Kansas City, MO 64121-9885.

13

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges ("CDSCs")) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase. An exchange of Fund shares held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

14

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Financial Advisor	To sell your shares, simply call your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

15

Options	Procedures
By Telephone	You can also sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.
Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
■ Proceeds must be made payable to the name(s) and address in which the account is registered. You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale will not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.
Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a "letter of instruction" that includes:
■ your account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.

16

Options	Procedures
By Letter (continued)	If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to Morgan Stanley Services Company Inc. at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same

17

manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Redemption Fee. Fund shares redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may not have the ability to assess a redemption fee. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

18

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class I shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day.

19

The market-timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information—Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares," and "How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus account at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

■  The Fund makes distributions; and

■  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

20

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

21

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	1.00%
C	1.00% CDSC during the first year	1.00%
I	None	None

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be

22

waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

■  A single account (including an individual, trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21).

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

■  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An IRA and single participant retirement account (such as a Keogh).

■  An UGMA/UTMA account.

23

Right of Accumulation. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi Class Funds) held in related accounts, amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

24

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

■  Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

■  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

■  Insurance company separate accounts that have been approved by the Fund's distributor.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

25

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B Share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

■  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Fund's distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

26

Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Smith Barney Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

27

Distribution Fee. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARES Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

■  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

■  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■  Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

■  Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund's Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

Meeting Class I Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

28

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class I shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or other service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's SAI.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements are incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.72		$11.32		$19.91		$22.12		$21.21
Income (loss) from investment operations:
Net investment loss(2)	(0.18)		(0.25)		(0.19)		(0.23)		(0.29)
Net realized and unrealized gain (loss)	6.75		7.65		(8.40)		(1.98)		1.20
Total income (loss) from investment operations	6.57		7.40		(8.59)		(2.21)		0.91
Net asset value, end of period	$25.29		$18.72		$11.32		$19.91		$22.12
Total Return(3)	35.10%		65.37%		(43.14)%		(9.99)%		4.29%
Ratios to Average Net Assets(4):
Total expenses	2.04	%(5)	2.21	%(5)	2.02	%(5)	1.79	%(5)	1.77	%(6)
Net investment loss	(0.87	)%(5)	(1.50	)%(5)	(1.11	)%(5)	(1.01	)%(5)	(1.37	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$39,136		$33,880		$22,729		$43,992		$55,358
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	1.78%	(1.38)%

(7)  Amount is less than 0.005%.

30

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.01		$10.36		$18.36		$20.55		$19.85
Income (loss) from investment operations:
Net investment loss(2)	(0.31)		(0.34)		(0.30)		(0.37)		(0.42)
Net realized and unrealized gain (loss)	6.10		6.99		(7.70)		(1.82)		1.12
Total income (loss) from investment operations	5.79		6.65		(8.00)		(2.19)		0.70
Net asset value, end of period	$22.80		$17.01		$10.36		$18.36		$20.55
Total Return(3)	34.04%		64.19%		(43.57)%		(10.66)%		3.53%
Ratios to Average Net Assets(4):
Total expenses	2.79	%(5)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)
Net investment loss	(1.62	)%(5)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$3,797		$5,350		$5,888		$20,675		$39,042
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	2.54%	(2.14)%

(7)  Amount is less than 0.005%.

31

Financial Highlights (Continued)

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.00		$10.36		$18.35		$20.54		$19.84
Income (loss) from investment operations:
Net investment loss(2)	(0.31)		(0.35)		(0.29)		(0.37)		(0.42)
Net realized and unrealized gain (loss)	6.11		6.99		(7.70)		(1.82)		1.12
Total income (loss) from investment operations	5.80		6.64		(7.99)		(2.19)		0.70
Net asset value, end of period	$22.80		$17.00		$10.36		$18.35		$20.54
Total Return(3)	34.12%		64.09%		(43.54)%		(10.66)%		3.53%
Ratios to Average Net Assets(4):
Total expenses	2.78	%(5)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)
Net investment loss	(1.61	)%(5)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$2,395		$2,484		$1,810		$3,842		$5,365
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	2.54%	(2.14)%

(7)  Amount is less than 0.005%.

32

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.26		$11.62		$20.40		$22.61		$21.62
Income (loss) from investment operations:
Net investment loss(2)	(0.14)		(0.22)		(0.15)		(0.18)		(0.24)
Net realized and unrealized gain (loss)	6.97		7.86		(8.63)		(2.03)		1.23
Total income (loss) from investment operations	6.83		7.64		(8.78)		(2.21)		0.99
Net asset value, end of period	$26.09		$19.26		$11.62		$20.40		$22.61
Total Return(3)	35.46%		65.75%		(43.04)%		(9.77)%		4.58%
Ratios to Average Net Assets(4):
Total expenses	1.79	%(5)	1.96	%(5)	1.77	%(5)	1.54	%(5)	1.53	%(6)
Net investment loss	(0.62	)%(5)	(1.25	)%(5)	(0.86	)%(5)	(0.76	)%(5)	(1.13	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$365		$304		$181		$5,078		$7,377
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	1.54%	(1.14)%

(7)  Amount is less than 0.005%.

33

Notes

34

35

Notes

36

Morgan Stanley Funds

EQUITY

ASSET ALLOCATION

Global Strategist Fund

INTERNATIONAL

European Equity Fund

International Fund

International Value Equity Fund

GROWTH

Focus Growth Fund

Mid Cap Growth Fund

Multi Cap Growth Trust

Special Growth Fund

SPECIALTY

Global Infrastructure Fund

Real Estate Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

MONEY MARKET

TAXABLE

Liquid Asset Fund*

U.S. Government Money Market Trust*

TAX-EXEMPT

California Tax-Free Daily Income Trust*

New York Municipal Money Market Trust

Tax-Free Daily Income Trust*

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

* Single-Class Fund(s)

37

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report of Statement of Additional Information, to request other information about the Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6711)

Morgan Stanley Distributors Inc., member FINRA.

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Special

Growth Fund

Prospectus

June 30, 2011

SMPPRO-00

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Special Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended February 28, 2011

Total Return for the 12 Months Ended February 28, 2011
Class A	Class B	Class C	Class I	Russell 2000® Growth Index[1]	Lipper Small-Cap Growth Funds Index[2]
35.10%	34.04%	34.12%	35.46%	36.33%	33.93%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Improved investor sentiment encouraged renewed interest in riskier assets, resulting in strong performance for the broad stock market in the 12-month period ended February 28, 2011. The period was not without volatility, especially caused by debt concerns in Europe and at the state and local level in the U.S., the lack of meaningful improvement in the employment situation and housing market, and rising inflationary pressures in the emerging markets. Yet, the market was buoyed by a number of factors. Most notably, the Federal Reserve's widely anticipated Treasury bond buying program (known as the second round of quantitative easing, or QE2) was a major driver of a rally beginning in the late summer of 2010. Other positive influences during the period included gains in manufacturing and consumer data as well as the better-than-expected corporate earnings reported by many companies.

Small-cap stocks performed particularly well, rising 36.33 percent in this reporting period as measured by the Russell 2000® Growth Index (the "Index"), likely due to the expectation that this segment of the market tends to lead early in an economic expansion phase. Within the Index, the best performing sectors were energy, technology, and materials and processing. Health care, consumer staples, and utilities had the smallest gains, although all sectors in the Index had double-digit returns during the period.

Performance Analysis

All share classes of Morgan Stanley Special Growth Fund underperformed the Russell 2000® Growth Index (the "Index") and outperformed the Lipper Small-Cap Growth Funds Index for the 12 months ended February 28, 2011, assuming no deduction of applicable sales charges.

The main detractors from relative performance included stock selection in the consumer discretionary sector, where the Fund was hurt by the negative returns of several diversified retail holdings. An overweight in the sector was slightly disadvantageous as well. An underweight in the technology sector also dampened relative gains, as the sector was among the best performers in the Index during the period, and stock selection also was a negative influence. Both an overweight and stock selection in the financial services sector hampered relative returns, with weakness from a financial data and systems holding and a multi-line insurance holding.

2

Negative performance relative to the Index was offset by the materials and processing sector. The sector was by far the largest positive contributor, with both stock selection and an overweight adding to gains. In particular, a holding in the diversified metals and mining industry performed very well, and all of the portfolio's other holdings within the sector also had positive returns. Stock selection in producer durables was another source of relative strength, bolstered by good performance from several holdings in the back office support, human resources, and consulting industry. Stock selection in utilities was beneficial to performance, although an overweight there hurt slightly. The portfolio held only three utilities stocks (in the electrical utilities, miscellaneous utilities, and telecommunications industries), all of which had positive returns during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 02/28/11
Brookfield Infrastructure Partners LP (Bermuda)	4.6%
Lynas Corp. Ltd. (Australia)	4.5
Youku.com, Inc. (ADR) (Cayman Islands)	3.7
Techne Corp.	3.3
PF Chang's China Bistro, Inc.	3.1
Blue Nile, Inc.	3.0
MSCI, Inc. (Class A)	2.9
Advisory Board Co. (The)	2.8
Solera Holdings, Inc.	2.8
Greenhill & Co., Inc.	2.7
TOP FIVE INDUSTRIES as of 02/28/11
Internet Software & Services	13.4%
Hotels, Restaurants & Leisure	8.4
Professional Services	7.6
Software	6.3
Electric Utilities	4.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000® Growth Index (approximately $15 million to $4.5 billion as of May 31, 2010). The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., generally seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

4

(This page has been left blank intentionally.)

5

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

6

Average Annual Total Returns—Period Ended February 28, 2011
Symbol	Class A Shares* (since 07/28/97) SMPAX		Class B Shares** (since 08/02/93) SMPBX		Class C Shares† (since 07/28/97) SMPCX		Class I Shares†† (since 07/28/97) SMPDX
1 Year	35.10 28.00 [4]	%[3]	34.04 29.04 [4]	%[3]	34.12 33.12 [4]	%[3]	35.46 —%[3]
5 Years	3.58 [3] 2.47 [4]		2.81 [3] 2.45 [4]		2.82 [3] 2.82 [4]		3.83 [3] —
10 Years	0.35 [3] –0.19 [4]		–0.26 [3] –0.26 [4]		–0.37 [3] –0.37 [4]		0.59 [3] —
Since Inception	3.32 [3] 2.92 [4]		5.74 [3] 5.74 [4]		2.56 [3] 2.56 [4]		3.56 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Small-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on February 28, 2011.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 09/01/10 – 02/28/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	09/01/10	02/28/11	09/01/10 – 02/28/11
Class A
Actual (35.60% return)	$1,000.00	$1,356.00	$11.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.08	$9.79
Class B
Actual (35.15% return)	$1,000.00	$1,351.50	$15.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.36	$13.52
Class C
Actual (35.15% return)	$1,000.00	$1,351.50	$15.63
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.50	$13.37
Class I
Actual (35.81% return)	$1,000.00	$1,358.10	$10.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.31	$8.55

  @  Expenses are equal to the Fund's annualized expense ratios of 1.96%, 2.71%, 2.68% and 1.71% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

Morgan Stanley Special Growth Fund

Portfolio of Investments  ■  February 28, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (94.9%)
	Biotechnology (1.9%)
69,988	Ironwood Pharmaceuticals, Inc. (a)(b)	$855,953
	Capital Markets (3.6%)
1,025	Capital Southwest Corp.	102,439
21,003	CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	312,432
17,158	Greenhill & Co., Inc.	1,232,459
		1,647,330
	Chemicals (4.2%)
20,488	Intrepid Potash, Inc. (a)	790,837
24,031	Rockwood Holdings, Inc. (a)	1,118,643
		1,909,480
	Commercial Services & Supplies (1.2%)
33,223	Covanta Holding Corp.	562,133
	Construction Materials (3.6%)
30,195	Eagle Materials, Inc.	975,902
16,378	Texas Industries, Inc.	667,895
		1,643,797
	Diversified Financial Services (3.4%)
37,719	MSCI, Inc. (Class A) (a)	1,339,024
6,939	Pico Holdings, Inc. (a)	206,158
		1,545,182
	Diversified Telecommunication Services (1.4%)
43,817	Cogent Communications Group, Inc. (a)	645,863
	Electric Utilities (4.6%)
178,449	AET&D Holdings No 1 Ltd. (Australia) (a)(c)(d)(f)	0
92,827	Brookfield Infrastructure Partners LP (Bermuda)	2,096,046
		2,096,046

NUMBER OF SHARES		VALUE
	Health Care Equipment & Supplies (2.1%)
15,118	Gen-Probe, Inc. (a)	$950,620
	Health Care Providers & Services (1.9%)
9,962	HMS Holdings Corp. (a)	752,729
18,404	LCA-Vision, Inc. (a)	130,116
		882,845
	Health Care Technology (3.0%)
23,700	athenahealth, Inc. (a)	1,074,558
20,956	MedAssets, Inc. (a)	296,947
		1,371,505
	Hotels, Restaurants & Leisure (8.4%)
16,711	BJ's Restaurants, Inc. (a)	600,760
13,654	Country Style Cooking Restaurant Chain Co. Ltd. (ADR) (Cayman Islands) (a)	290,557
8,889	Gaylord Entertainment Co. (a)	320,271
33,430	Lakes Entertainment, Inc. (a)	89,592
30,865	PF Chang's China Bistro, Inc.	1,433,371
22,969	Vail Resorts, Inc. (a)	1,120,887
		3,855,438
	Household Durables (3.1%)
114,621	Brookfield Incorporacoes SA (Brazil)	529,083
33,452	Gafisa SA (ADR) (Brazil)	422,499
15,589	iRobot Corp. (a)	447,716
		1,399,298
	Information Technology Services (3.6%)
36,255	Acxiom Corp. (a)	621,411
25,401	Forrester Research, Inc.	919,008
53,680	Information Services Group, Inc. (a)	120,243
		1,660,662

See Notes to Financial Statements
9

Morgan Stanley Special Growth Fund

Portfolio of Investments  ■  February 28, 2011 continued

NUMBER OF SHARES		VALUE
	Insurance (2.2%)
34,537	Greenlight Capital Re, Ltd. (Class A) (Cayman Islands) (a)	$999,501
	Internet & Catalog Retail (4.3%)
23,821	Blue Nile, Inc. (a)	1,362,085
16,016	E-Commerce China Dangdang, Inc. (ADR) (Cayman Islands) (a)	407,607
6,518	Makemytrip Ltd. (a)	172,401
		1,942,093
	Internet Software & Services (12.0%)
11,870	comScore, Inc. (a)	326,781
27,677	GSI Commerce, Inc. (a)	575,405
11,662	MercadoLibre, Inc. (a)	767,126
11,202	OpenTable, Inc. (a)	995,522
5,600	Sohu.com, Inc. (a)	456,736
13,051	VistaPrint N.V. (Netherlands) (a)	668,342
40,299	Youku.com, Inc. (ADR) (Cayman Islands) (a)	1,676,035
		5,465,947
	Leisure Equipment & Products (1.8%)
25,800	Universal Entertainment Corp. (Japan) (a)	825,826
	Life Sciences Tools & Services (3.3%)
20,808	Techne Corp.	1,491,726
	Media (1.7%)
12,884	Morningstar, Inc.	756,033
	Metals & Mining (4.5%)
1,023,557	Lynas Corp. Ltd. (Australia) (a)	2,061,744
	Oil, Gas & Consumable Fuels (2.7%)
33,462	Brigham Exploration Co. (a)	1,224,040

NUMBER OF SHARES		VALUE
	Professional Services (7.6%)
24,763	Advisory Board Co. (The) (a)	$1,266,875
25,452	Corporate Executive Board Co. (The)	1,019,862
21,268	CoStar Group, Inc. (a)	1,205,257
		3,491,994
	Real Estate Management & Development (0.2%)
3,110	Consolidated-Tomoka Land Co.	106,611
	Semiconductors & Semiconductor Equipment (1.4%)
37,568	Tessera Technologies, Inc. (a)	654,059
	Software (6.3%)
9,230	Blackboard, Inc. (a)	323,142
18,426	NetSuite, Inc. (a)	552,964
24,653	Solera Holdings, Inc.	1,259,275
21,182	SuccessFactors, Inc. (a)	760,646
		2,896,027
	Specialty Retail (0.9%)
19,072	Citi Trends, Inc. (a)	419,393
	Total Common Stocks (Cost $37,161,117)	43,361,146
	Non-Convertible Preferred Stocks (2.8%)
	Finance (0.6%)
51,797	Ning, Inc. Ser D (a)(c)	301,458
	Internet Software & Services (1.4%)
14,426	Twitter, Inc. Ser E (a)(c)(e)	660,786
	Medical - Biomedical/ Genetics (0.8%)
46,575	Pacific Biosciences Ser E (a)(c)(d)	354,436
	Total Non-Convertible Preferred Stocks (Cost $926,935)	1,316,680

See Notes to Financial Statements
10

Morgan Stanley Special Growth Fund

Portfolio of Investments  ■  February 28, 2011 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (2.5%)
	Investment Company
1,121	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $1,121,404)	$1,121,404
Total Investments (Cost $39,209,456) (g)(h)	100.2%	45,799,230
Liabilities in Excess of Other Assets	(0.2)	(105,925)
Net Assets	100.0%	$45,693,305

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Super voting rights at a ratio of 10:1.

  (c)  At February 28, 2011, the Fund held fair valued securities valued at $1,316,680, representing 2.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Illiquid security.

  (e)  Illiquid security. Resale is restricted to qualified institutional investors.

  (f)  Non-voting shares.

  (g)  The market value and percentage of net assets, $2,887,570 and 6.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to Financial Statements.

  (h)  The aggregate cost for federal income tax purposes is $40,650,683. The aggregate gross unrealized appreciation is $9,144,538 and the aggregate gross unrealized depreciation is $3,995,991 resulting in net unrealized appreciation of $5,148,547.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$6,126,733	13.4%
Hotels, Restaurants & Leisure	3,855,438	8.4
Professional Services	3,491,994	7.6
Software	2,896,027	6.3
Electric Utilities	2,096,046	4.6
Metals & Mining	2,061,744	4.5
Internet & Catalog Retail	1,942,093	4.2
Chemicals	1,909,480	4.2
Information Technology Services	1,660,662	3.6
Capital Markets	1,647,330	3.6
Construction Materials	1,643,797	3.6
Diversified Financial Services	1,545,182	3.4
Life Sciences Tools & Services	1,491,726	3.3
Household Durables	1,399,298	3.1
Health Care Technology	1,371,505	3.0
Oil, Gas & Consumable Fuels	1,224,040	2.7
Investment Company	1,121,404	2.4
Insurance	999,501	2.2
Health Care Equipment & Supplies	950,620	2.1
Health Care Providers & Services	882,845	1.9
Biotechnology	855,953	1.9
Leisure Equipment & Products	825,826	1.8
Media	756,033	1.6
Semiconductors & Semiconductor Equipment	654,059	1.4
Diversified Telecommunication Services	645,863	1.4
Commercial Services & Supplies	562,133	1.2
Specialty Retail	419,393	0.9
Medical - Biomedical/ Genetics	354,436	0.8
Finance	301,458	0.7
Real Estate Management & Development	106,611	0.2
	$45,799,230	100.0%

See Notes to Financial Statements
11

Morgan Stanley Special Growth Fund

Financial Statements

Statement of Assets and Liabilities

February 28, 2011

Assets:
Investments in securities, at value (cost $38,088,052)	$44,677,826
Investment in affiliate, at value (cost $1,121,404)	1,121,404
Receivable for:
Shares of beneficial interest sold	82,070
Dividends	47,329
Dividends from affiliate	239
Prepaid expenses and other assets	4,005
Total Assets	45,932,873
Liabilities:
Payable for:
Shares of beneficial interest redeemed	95,229
Investment advisory fee	31,779
Transfer agent fee	28,447
Distribution fee	12,235
Administration fee	2,787
Accrued expenses and other payables	69,091
Total Liabilities	239,568
Net Assets	$45,693,305
Composition of Net Assets:
Paid-in-capital	$42,530,329
Net unrealized appreciation	6,589,774
Accumulated net investment loss	(101,520)
Accumulated net realized loss	(3,325,278)
Net Assets	$45,693,305
Class A Shares:
Net Assets	$39,136,094
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,547,277
Net Asset Value Per Share	$25.29
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$26.69
Class B Shares:
Net Assets	$3,797,028
Shares Outstanding (unlimited shares authorized, $.01 par value)	166,516
Net Asset Value Per Share	$22.80
Class C Shares:
Net Assets	$2,394,868
Shares Outstanding (unlimited shares authorized, $.01 par value)	105,048
Net Asset Value Per Share	$22.80
Class I Shares:
Net Assets	$365,315
Shares Outstanding (unlimited shares authorized, $.01 par value)	14,004
Net Asset Value Per Share	$26.09

See Notes to Financial Statements
12

Morgan Stanley Special Growth Fund

Financial Statements continued

Statement of Operations

For the year ended February 28, 2011

Net Investment Loss:
Income
Dividends (net of $286 foreign withholding tax)	$495,504
Dividends from affiliate	2,052
Total Income	497,556
Expenses
Investment advisory fee	392,551
Distribution fee (Class A shares)	89,220
Distribution fee (Class B shares)	43,118
Distribution fee (Class C shares)	23,068
Transfer agent fees and expenses	124,662
Professional fees	78,840
Registration fees	49,427
Shareholder reports and notices	49,136
Administration fee	34,135
Custodian fees	17,483
Trustees' fees and expenses	1,775
Other	17,407
Total Expenses	920,822
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(1,383)
Net Expenses	919,439
Net Investment Loss	(421,883)
Realized and Unrealized Gain (Loss): Realized Loss on:
Investments	(169,330)
Foreign currency translation	(5,118)
Net Realized Loss	(174,448)
Net Change in Unrealized Appreciation/Depreciation	13,533,699
Net Gain	13,359,251
Net Increase	$12,937,368

See Notes to Financial Statements
13

Morgan Stanley Special Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED FEBRUARY 28, 2011	FOR THE YEAR ENDED FEBRUARY 28, 2010
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(421,883)	$(683,781)
Net realized loss	(174,448)	(141,437)
Net change in unrealized appreciation/depreciation	13,533,699	19,675,188
Net Increase	12,937,368	18,849,970
Net decrease from transactions in shares of beneficial interest	(9,262,460)	(7,439,387)
Net Increase	3,674,908	11,410,583
Net Assets:
Beginning of period	42,018,397	30,607,814
End of Period (Including accumulated net investment loss of $101,520 and accumulated undistributed net investment income of $70,348, respectively)	$45,693,305	$42,018,397

See Notes to Financial Statements
14

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011

1. Organization and Accounting Policies

Morgan Stanley Special Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments

15

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State

16

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended February 28, 2011 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

17

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of February 28, 2011 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT FEBRUARY 28, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Biotechnology	$855,953	$855,953	—	—
Capital Markets	1,647,330	1,647,330	—	—
Chemicals	1,909,480	1,909,480	—	—
Commercial Services & Supplies	562,133	562,133	—	—
Construction Materials	1,643,797	1,643,797	—	—
Diversified Financial Services	1,545,182	1,545,182	—	—
Diversified Telecommunication Services	645,863	645,863	—	—
Electric Utilities	2,096,046	2,096,046	—	$0
Health Care Equipment & Supplies	950,620	950,620	—	—
Health Care Providers & Services	882,845	882,845	—	—
Health Care Technology	1,371,505	1,371,505	—	—
Hotels, Restaurants & Leisure	3,855,438	3,855,438	—	—
Household Durables	1,399,298	1,399,298	—	—
Information Technology Services	1,660,662	1,660,662	—	—
Insurance	999,501	999,501	—	—
18

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

		FAIR VALUE MEASUREMENTS AT FEBRUARY 28, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Internet & Catalog Retail	$1,942,093	$1,942,093	—	—
Internet Software & Services	5,465,947	5,465,947	—	—
Leisure Equipment & Products	825,826	—	$825,826	—
Life Sciences Tools & Services	1,491,726	1,491,726	—	—
Media	756,033	756,033	—	—
Metals & Mining	2,061,744	—	2,061,744	—
Oil, Gas & Consumable Fuels	1,224,040	1,224,040	—	—
Professional Services	3,491,994	3,491,994	—	—
Real Estate Management & Development	106,611	106,611	—	—
Semiconductors & Semiconductor Equipment	654,059	654,059	—	—
Software	2,896,027	2,896,027	—	—
Specialty Retail	419,393	419,393	—	—
Total Common Stocks	46,361,146	40,473,576	2,887,570	—
Non-Convertible Preferred Stocks	1,316,680	—	—	$1,316,680
Short-Term Investment - Investment Company	1,121,404	1,121,404	—	—
Total	$45,799,230	$41,594,980	$2,887,570	$1,316,680

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the Levels as of the end of the period. As of February 28, 2011, securities with a total value of $2,887,570 transferred from Level 1 to Level 2. At February 28, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

19

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Beginning Balance	$1,831,778
Net purchases (sales)	—
Amortization of discount	—
Transfers in*	0
Transfers out**	(855,953)
Change in unrealized appreciation/depreciation	340,855
Realized gains (losses)	—
Ending Balance	$1,316,680
Net change in unrealized appreciation/ depreciation from investments still held as of February 28, 2011	$303,762

*  A security, that was valued using an unadjusted quoted price at February 28, 2010, was fair valued under procedures established by and under the general supervision of the Fund's Trustees at February 28, 2011.

**  A security that was fair valued under procedures established by and under the general supervision of the Fund's Trustees at February 28, 2010 was valued using an unadjusted quoted price at February 28, 2011.

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.92% to the portion of the daily net assets not exceeding $1 billion; 0.85% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

20

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,680,959 at February 28, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended February 28, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $3,664 and $209, respectively and received $1,026 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended February 28, 2011,

21

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

advisory fees paid were reduced by $1,383 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $2,052 for the year ended February 28, 2011. During the year ended February 28, 2011, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $13,532,370 and $12,780,265, respectively.

For the year ended February 28, 2011, the Fund incurred brokerage commissions of $140 with Citigroup, Inc., and its affiliated broker/dealers which are affiliates of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 2011 aggregated $9,952,871 and $19,416,653, respectively. Included in the aforementioned transactions are purchases and sales of $543,045 and $532,310, respectively, with other Morgan Stanley funds, resulting in net realized gains of $260,856.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Expense Offset

The Fund has entered into an arrangement with State Street Bank and Trust Company, (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

22

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

7. Shares of Beneficial Interest+++

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED FEBRUARY 28, 2011		FOR THE YEAR ENDED FEBRUARY 28, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	70,939	$1,449,381	139,638	$2,385,309
Conversion from Class B	36,666	816,316	16,761	284,695
Redeemed	(369,892)	(7,925,266)	(354,500)	(5,851,528)
Net decrease — Class A	(262,287)	(5,659,569)	(198,101)	(3,181,524)
CLASS B SHARES
Sold	3,139	59,465	3,321	49,793
Conversion to Class A	(40,553)	(816,316)	(18,386)	(284,695)
Redeemed	(110,660)	(2,033,282)	(238,726)	(3,603,313)
Net decrease — Class B	(148,074)	(2,790,133)	(253,791)	(3,838,215)
CLASS C SHARES
Sold	418	7,798	2,776	34,503
Redeemed	(41,475)	(781,962)	(31,408)	(459,124)
Net decrease — Class C	(41,057)	(774,164)	(28,632)	(424,621)
CLASS I SHARES
Sold	973	21,808	1,311	23,413
Redeemed	(2,748)	(60,402)	(1,066)	(18,440)
Net increase (decrease) — Class I	(1,775)	(38,594)	245	4,973
Net decrease in Fund	(453,193)	$(9,262,460)	(480,279)	$(7,439,387)

+++  On August 25, 2005, the Fund suspended the offering of its shares to new investors with certain exceptions. The Fund may recommence offering its shares to new investors at such time as the Investment Adviser determines that it would be consistent with prudent portfolio management.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

23

Morgan Stanley Special Growth Fund

Notes to Financial Statements  ■  February 28, 2011 continued

As of February 28, 2011, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$1,132,354
Undistributed long-term gains	—
Net accumulated earnings	1,132,354
Capital loss carryforward	(3,117,440)
Temporary differences	(485)
Net unrealized appreciation	5,148,547
Total accumulated earnings	$3,162,976

As of February 28, 2011, the Fund had a net capital loss carryforward of $3,117,440, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$2,665,487	February 28, 2018
451,953	February 28, 2019

As of February 28, 2011, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, mark-to-market of passive foreign investment companies ("PFICs") and tax adjustments on a partnership investment held by the Fund.

Permanent differences, primarily due to foreign currency losses, tax adjustments on PFICs sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at February 28, 2011:

ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$250,015	$159,230,870	$(159,480,885)

9. Accounting Pronouncement

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund has adopted and made the required disclosures in the Fair Valuation Measurements footnote. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

24

Morgan Stanley Special Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$18.72		$11.32		$19.91		$22.12		$21.21
Income (loss) from investment operations:
Net investment loss(2)	(0.18)		(0.25)		(0.19)		(0.23)		(0.29)
Net realized and unrealized gain (loss)	6.75		7.65		(8.40)		(1.98)		1.20
Total income (loss) from investment operations	6.57		7.40		(8.59)		(2.21)		0.91
Net asset value, end of period	$25.29		$18.72		$11.32		$19.91		$22.12
Total Return(3)	35.10%		65.37%		(43.14)%		(9.99)%		4.29%
Ratios to Average Net Assets(4):
Total expenses	2.04	%(5)	2.21	%(5)	2.02	%(5)	1.79	%(5)	1.77	%(6)
Net investment loss	(0.87	)%(5)	(1.50	)%(5)	(1.11	)%(5)	(1.01	)%(5)	(1.37	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$39,136		$33,880		$22,729		$43,992		$55,358
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	1.78%	(1.38)%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements
25

Morgan Stanley Special Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.01		$10.36		$18.36		$20.55		$19.85
Income (loss) from investment operations:
Net investment loss(2)	(0.31)		(0.34)		(0.30)		(0.37)		(0.42)
Net realized and unrealized gain (loss)	6.10		6.99		(7.70)		(1.82)		1.12
Total income (loss) from investment operations	5.79		6.65		(8.00)		(2.19)		0.70
Net asset value, end of period	$22.80		$17.01		$10.36		$18.36		$20.55
Total Return(3)	34.04%		64.19%		(43.57)%		(10.66)%		3.53%
Ratios to Average Net Assets(4):
Total expenses	2.79	%(5)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)
Net investment loss	(1.62	)%(5)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$3,797		$5,350		$5,888		$20,675		$39,042
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	2.54%	(2.14)%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements
26

Morgan Stanley Special Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.00		$10.36		$18.35		$20.54		$19.84
Income (loss) from investment operations:
Net investment loss(2)	(0.31)		(0.35)		(0.29)		(0.37)		(0.42)
Net realized and unrealized gain (loss)	6.11		6.99		(7.70)		(1.82)		1.12
Total income (loss) from investment operations	5.80		6.64		(7.99)		(2.19)		0.70
Net asset value, end of period	$22.80		$17.00		$10.36		$18.35		$20.54
Total Return(3)	34.12%		64.09%		(43.54)%		(10.66)%		3.53%
Ratios to Average Net Assets(4):
Total expenses	2.78	%(5)	2.96	%(5)	2.77	%(5)	2.54	%(5)	2.53	%(6)
Net investment loss	(1.61	)%(5)	(2.25	)%(5)	(1.86	)%(5)	(1.76	)%(5)	(2.13	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$2,395		$2,484		$1,810		$3,842		$5,365
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	2.54%	(2.14)%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements
27

Morgan Stanley Special Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED FEBRUARY 28,
	2011		2010		2009		2008(1)		2007
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.26		$11.62		$20.40		$22.61		$21.62
Income (loss) from investment operations:
Net investment loss(2)	(0.14)		(0.22)		(0.15)		(0.18)		(0.24)
Net realized and unrealized gain (loss)	6.97		7.86		(8.63)		(2.03)		1.23
Total income (loss) from investment operations	6.83		7.64		(8.78)		(2.21)		0.99
Net asset value, end of period	$26.09		$19.26		$11.62		$20.40		$22.61
Total Return(3)	35.46%		65.75%		(43.04)%		(9.77)%		4.58%
Ratios to Average Net Assets(4):
Total expenses	1.79	%(5)	1.96	%(5)	1.77	%(5)	1.54	%(5)	1.53	%(6)
Net investment loss	(0.62	)%(5)	(1.25	)%(5)	(0.86	)%(5)	(0.76	)%(5)	(1.13	)%(6)
Rebate from Morgan Stanley affiliate	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	—
Supplemental Data:
Net assets, end of period, in thousands	$365		$304		$181		$5,078		$7,377
Portfolio turnover rate	24%		29%		25%		54%		56%

(1)  For the year ended February 29.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
February 28, 2007	1.54%	(1.14)%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements
28

Morgan Stanley Special Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Special Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Special Growth Fund (the "Fund"), including the portfolio of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Special Growth Fund as of February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
April 28, 2011

29

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

30

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

31

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

32

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

33

Morgan Stanley Special Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

35

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

36

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

37

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser (as of December 31, 2010) and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

38

Morgan Stanley Special Growth Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Investment Adviser and various entities affiliated with the Investment Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment Adviser and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

39

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Sara Furber
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121-9886

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2011 Morgan Stanley

SMPANN
IU11-00713P-Y02/11

INVESTMENT MANAGEMENT

Morgan Stanley
Special Growth Fund

Annual Report

February 28, 2011

June 8, 2011

Supplement

SUPPLEMENT DATED JUNE 8, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY REAL ESTATE FUND
Dated March 31, 2011

At a meeting held on June 6-7, 2011, the Board of Trustees (the "Board") of Morgan Stanley Real Estate Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund, Inc., on behalf of its series U.S. Real Estate Portfolio ("U.S. Real Estate"), pursuant to which substantially all of the assets of the Fund would be combined with those of U.S. Real Estate and shareholders of the Fund would become shareholders of U.S. Real Estate, receiving shares of U.S. Real Estate equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of U.S. Real Estate that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the fourth quarter of 2011. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning U.S. Real Estate is expected to be distributed to shareholders of the Fund during the third quarter of 2011. The Fund will be closed for purchases by new investors as of the close of business on June 9, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

REFSPT

INVESTMENT MANAGEMENT

Morgan Stanley
Real Estate Fund

A mutual fund that seeks to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry.

Share Class	Ticker Symbol
Class A	REFAX

Class B	REFBX

Class C	REFCX

Class I	REFDX

Prospectus

March 31, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objectives	1

Fees and Expenses	1

Portfolio Turnover	2

Principal Investment Strategies	2

Principal Risks	2

Past Performance	2

Investment Adviser	3

Purchase and Sale of Fund Shares	4

Tax Information	4

Payments to Broker-Dealers and Other Financial Intermediaries	4

Fund Details

Additional Information about the Fund's Investment Objectives, Strategies and Risks	5

Portfolio Holdings	9

Fund Management	9

Shareholder Information

Pricing Fund Shares	11

How to Buy Shares	12

How to Exchange Shares	13

How to Sell Shares	15

Distributions	18

Frequent Purchases and Redemptions of Fund Shares	19

Tax Consequences	20

Share Class Arrangements	21

Additional Information	29

Financial Highlights	30

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objectives

Morgan Stanley Real Estate Fund seeks to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Morgan Stanley Funds. More information about these and other discounts is available from your financial adviser and in the "Share Class Arrangements" section beginning on page 21 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section beginning on page 47 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[3]	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Advisory fee	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.83%	0.83%	0.83%	0.83%
Total annual Fund operating expenses	1.88%	2.63%	2.63%	1.63%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$1,085	$1,488	$2,610
Class B	$766	$1,117	$1,595	$2,782
Class C	$366	$817	$1,395	$2,964
Class I	$166	$514	$887	$1,933

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$1,085	$1,488	$2,610
Class B	$266	$817	$1,395	$2,782
Class C	$266	$817	$1,395	$2,964
Class I	$166	$514	$887	$1,933

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter and the Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Share Class Arrangements" for a complete discussion of the CDSC.

morganstanley.com/im

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry. A company is considered to be "principally engaged" in the U.S. real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate; or (ii) it has at least 50% of the value of its assets invested in U.S. residential, commercial or industrial real estate. Companies primarily engaged in the real estate industry may include real estate investment trusts known as "REITs," which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, as well as companies whose products and services are significantly related to the real estate industry.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Common Stock and Other Equity Securities. In general, stock and other equity securities values fluctuate, and sometimes widely fluctuate, in response to activities specific to a company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

•  Real Estate Investments and REITs. Real estate investments are subject to the risks associated with the real estate market and particular properties, even though the Fund does not directly invest in real estate. To the extent the Fund's investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. Investments in companies that service mortgages will be subject to risks associated with refinancing.

  REITs are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

•  Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class B shares' performance from year to year and by showing how the Fund's average annual returns for the one, five and 10 year periods compared with those of broad measures of market performance, as well as an average of a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund's returns in the table include the maximum applicable sales charge for each Class and assume you sold your shares at

2

the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

Best Quarter (ended June 30, 2009) : 31.12%
Worst Quarter (ended December 31, 2008) : –39.07%

Average Annual Total Returns For Periods Ended
December 31, 2010

		Past 1 Year	Past 5 Years	Past 10 Years
Class A:	Return Before Taxes	23.25%	2.36%	10.27%
Class B:	Return Before Taxes	24.06%	2.52%	10.17%*
	Return After Taxes on Distributions[1]	23.83%	–0.24%	7.57%*
	Return After Taxes on Distributions and Sale of Fund Shares	15.64%	1.85%	8.40%*
Class C:	Return Before Taxes	28.07%	2.71%	10.04%
Class I:	Return Before Taxes	30.40%	3.75%	11.15%
	FTSE NAREIT Equity
	REITs Index (reflects no deduction for fees, expenses or taxes)[2]	27.96%	3.04%	10.77%
	S&P 500® Index
	(reflects no deduction for fees, expenses or taxes)[3]	15.06%	2.29%	1.42%
	Lipper Real Estate Funds Average (reflects no deduction for taxes)[4]	27.60%	1.91%	9.64%

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. "Past 10 Years" performance for Class B shares reflects this conversion.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs." It is not possible to invest directly in an index.

(3)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

(4)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class B shares' returns. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Investment Adviser. Morgan Stanley Investment Advisors Inc.

Portfolio Managers. The Fund is managed by members of the Real Estate team. Information about the member primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Investment Adviser	Date Began Managing Fund
Theodore R. Bigman	Managing Director	1999

morganstanley.com/im

3

Purchase and Sale of Fund Shares

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

* Provided your schedule of investments totals $1,000 in 12 months.

You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "How to Buy Shares—Minimum Investment Amounts" section beginning on page 13 of this Prospectus.

You can purchase or sell Fund shares by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You can also sell Fund shares at any time by telephonic request to the Fund or by enrolling in a systematic withdrawal plan. In addition, you can purchase additional Fund shares or sell Fund shares by written request to the Fund.

Your shares will be sold at the next price calculated after we receive your order to redeem. If you redeem Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

To contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you or access our office locator at www.morganstanley.com. To sell shares by telephone, call (800) 869-NEWS. To purchase additional Fund shares or sell Fund shares by mail, contact the Fund's transfer agent, Morgan Stanley Services Company Inc. (the "Transfer Agent"), at: Morgan Stanley Services Company Inc., P.O. Box 219885, Kansas City, MO 64121-9885 (for purchases) or Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886 (for sales). For more information, please refer to the "How to Buy Shares" and "How to Sell Shares" sections, beginning on page 12 and page 15, respectively, of this Prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Investment Adviser and/or the Fund's distributor may pay the intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

4

Fund Details

Additional Information about the Fund's Investment Objectives, Strategies and Risks

Investment Objectives

Morgan Stanley Real Estate Fund seeks to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry. A company is considered to be "principally engaged" in the U.S. real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate; or (ii) it has at least 50% of the value of its assets invested in U.S. residential, commercial or industrial real estate. Companies primarily engaged in the real estate industry may include REITs which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, as well as companies whose products and services are significantly related to the real estate industry. In deciding which securities to buy, hold or sell, the Investment Adviser considers market, economic and political factors.

Income and Growth

An investment objective having the goal of selecting securities that pay out income and have the potential to rise in price.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

In addition, the Fund may invest up to 20% of its assets in equity and fixed-income securities of companies which are not principally engaged in the real estate industry or which are not income producing equity securities of companies principally engaged in the U.S. real estate industry; fixed-income securities of companies principally engaged in the U.S. real estate industry; and U.S. government securities.

In pursuing the Fund's investment objectives, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it

5

uses. For example, the Investment Adviser, in its discretion, may determine to use some permitted trading strategies while not using others.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Other Investments. The Fund may invest up to 20% of its assets in (i) equity securities of companies which are not principally engaged in the U.S. real estate industry, (ii) non-income producing equity securities of companies principally engaged in the U.S. real estate industry, (iii) investment grade fixed-income securities of companies principally engaged in the U.S. real estate industry or which are secured by real estate assets (not including mortgage-backed securities), (iv) fixed-income securities of companies not in the real estate industry rated in one of the two highest rating categories or of comparable quality and (v) U.S. government securities.

The Fund may invest in foreign securities, including depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

***

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks and Other Equity Securities. A principal risk of investing in the Fund is associated with its common stock and other equity investments in the real estate industry. In general, stock and other equity security prices

6

fluctuate, and sometimes widely fluctuate, in response to activities specific to a company as well as general market, economic and political conditions.

Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Fund may also invest up to 10% of its net assets in convertible securities rated below investment grade (commonly known as "junk bonds").

Real Estate Investments and REITs. The Fund's investments are subject to the risks associated with the real estate market and particular properties, even though the Fund does not directly invest in real estate.

These risks may include, for example:

■  a decline in the value of real estate properties;

■  extended vacancies of properties;

■  increases in property and operating taxes;

■  changes in interest rates;

■  increased competition or overbuilding;

■  a lack of available mortgage funds or other limits on accessing capital;

■  tenant bankruptcies and other credit problems;

■  limitations on rents, including decreases in market rates for rents;

■  changes in zoning laws and government regulations;

■  costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

■  investments in developments that are not completed or that are subject to delays in completion;

■  risks associated with borrowing;

■  casualty and condemnation losses; and

■  uninsured damages from floods, earthquakes or other natural disasters.

These risks could contribute to a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. Investments in companies that service mortgages will be subject to risks associated with refinancing.

In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs pool investors' funds for investments primarily in real estate properties or real-estate related loans. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as

7

the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended ("the Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities (including U.S. government securities), convertible securities rated below investment grade and foreign securities. For more information about these risks, see the "Additional Risk Information" section.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

Lower Rated Convertible Securities ("Junk Bonds") and Restricted Securities. Convertible securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") are subject to greater risk of loss of income and principal than higher-rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and

8

could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Morgan Stanley Investment Advisors Inc.

The Investment Adviser, together with its affiliated asset management companies, had approximately $272.2 billion in assets under management or supervision as of December 31, 2010.

Fund Management

The Fund has retained the Investment Adviser—Morgan Stanley Investment Advisors Inc.—to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading

9

and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 522 Fifth Avenue, New York, New York 10036.

The Fund is managed by members of the Real Estate team. The team consists of a portfolio manager and analysts. Theodore R. Bigman, a Managing Director of the Investment Adviser, is the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bigman has been associated with the Investment Adviser in an investment management capacity since 1995.

Mr. Bigman is supported by a team of six research analysts. Together, Mr. Bigman and the team determine investment strategy, establish asset-allocation frameworks and direct the implementation of investment strategy.

The Fund's SAI provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 2010, the Fund paid total compensation to the Investment Adviser amounting to 0.80% of the Fund's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the period ended November 30, 2010.

10

Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange ("NYSE") is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

11

Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Transfer Agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and I. Class I shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

12

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*  Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund's Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■  Make out a check for the total amount payable to: Morgan Stanley Real Estate Fund.

■  Mail the letter and check to Morgan Stanley Services Company Inc. at P.O. Box 219885, Kansas City, MO 64121-9885.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of the Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent

13

deferred sales charges ("CDSCs")) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

14

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Financial Advisor	To sell your shares, simply call your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Telephone	You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.
Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.

15

Options	Procedures
By Telephone (continued)	■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
■ Proceeds must be made payable to the name(s) and address in which the account is registered.
■ You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.
Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a "letter of instruction" that includes:
■ your account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.
If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to Morgan Stanley Services Company Inc. at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

16

Options	Procedures
By Letter (continued)	A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

17

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Targeted
DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions." In addition, distributions received from REITs held by the Fund are generally comprised of investment income, long-term capital gains and returns of capital, all of which may be passed along to Fund shareholders. See "Tax Consequences" for further information.

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class I shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Smith

18

Barney Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund's shares the next day, when the Fund's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yeld bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information—Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to

19

comply with such policies and procedures, and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

■  The Fund makes distributions; and

■  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rate as long-term capital gains (however, REIT income dividends are generally not eligible for such reduced rate). However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions received from REITs held by the Fund are generally comprised of income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly as described above.

You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes. The Fund may need to estimate (based upon REIT information sources available to the Fund together with any actual

20

IRS Form 1099s received) the character of distributions paid to shareholders from REIT distributions if this information is not available from the REITs until after the Fund's fiscal year end. In addition, after the calendar year-end, REITs may recharacterize the nature of the distributions paid during that year, with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. As a result, the composition of the Fund's distributions as reported may initially differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	1.00%
C	1.00% CDSC during the first year	1.00%
I	None	None

21

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

22

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

Front-End Sales
Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

■  A single account (including an individual, trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21).

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

■  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An IRA and single participant retirement account (such as a Keogh).

■  An UGMA/UTMA account.

Right of Accumulation. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds)

23

held in related accounts, amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

24

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

■  Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

■  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

■  Insurance company separate accounts that have been approved by the Fund's distributor.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

25

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of Class B share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

■  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Fund's distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

26

Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Smith Barney Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

27

Distribution Fee. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARES Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

■  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

■  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■  Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

■  Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund's Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

Meeting Class I Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

28

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class I shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's SAI.

29

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI from the Fund's annual report, which is available upon request.

CLASS A SHARES

For the Year Ended November 30,	2010		2009		2008		2007		2006
Selected Per Share Data:
Net asset value, beginning of period	$4.62		$4.57		$14.60		$20.23		$19.72
Income (loss) from investment operations:
Net investment income(1)	0.03		0.04		0.11		0.13		0.08
Net realized and unrealized gain (loss)	1.51		1.27		(4.77)		(2.23)		5.73
Total income (loss) from investment operations	1.54		1.31		(4.66)		(2.10)		5.81
Less dividends and distributions from:
Net investment income	(0.08)		(0.11)		(0.20)		(0.20)		—
In excess of net investment income	—		—		—		—		(0.17)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid-in-capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.08)		(1.26)		(5.37)		(3.53)		(5.30)
Net asset value, end of period	$6.08		$4.62		$4.57		$14.60		$20.23
Total Return(2)	33.38%		37.32%		(49.31)%		(12.00)%		39.68%
Ratios to Average Net Assets(3):
Total expenses	1.88	%(4)	2.22	%(4)	1.69	%(4)	1.45	%(4)	1.45%
Net investment income	0.60	%(4)	1.23	%(4)	1.25	%(4)	0.88	%(4)	0.51%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$25,034		$18,715		$15,082		$40,643		$37,022
Portfolio turnover rate	22%		21%		20%		23%		20%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

30

CLASS B SHARES

For the Year Ended November 30,	2010		2009		2008		2007		2006
Selected Per Share Data:
Net asset value, beginning of period	$4.58		$4.53		$14.52		$20.12		$19.64
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		0.02		0.04		0.03		(0.04)
Net realized and unrealized gain (loss)	1.49		1.26		(4.74)		(2.24)		5.69
Total income (loss) from investment operations	1.48		1.28		(4.70)		(2.21)		5.65
Less dividends and distributions from:
Net investment income	(0.03)		(0.08)		(0.12)		(0.06)		—
In excess of net investment income	—		—		—		—		(0.04)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.03)		(1.23)		(5.29)		(3.39)		(5.17)
Net asset value, end of period	$6.03		$4.58		$4.53		$14.52		$20.12
Total Return(2)	32.37%		36.12%		(49.67)%		(12.67)%		38.56%
Ratios to Average Net Assets(3):
Total expenses	2.63	%(4)	2.97	%(4)	2.45	%(4)	2.22	%(4)	2.21%
Net investment income (loss)	(0.15	)%(4)	0.48	%(4)	0.49	%(4)	0.11	%(4)	(0.24)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$5,800		$8,659		$10,281		$37,094		$94,390
Portfolio turnover rate	22%		21%		20%		23%		20%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

31

Financial Highlights (Continued)

CLASS C SHARES

For the Year Ended November 30,	2010		2009		2008		2007		2006
Selected Per Share Data:
Net asset value, beginning of period	$4.57		$4.53		$14.52		$20.12		$19.64
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		0.01		0.05		0.02		(0.04)
Net realized and unrealized gain (loss)	1.49		1.26		(4.74)		(2.23)		5.70
Total income (loss) from investment operations	1.48		1.27		(4.69)		(2.21)		5.66
Less dividends and distributions from:
Net investment income	(0.04)		(0.08)		(0.13)		(0.06)		—
In excess of net investment income	—		—		—		—		(0.05)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.04)		(1.23)		(5.30)		(3.39)		(5.18)
Net asset value, end of period	$6.01		$4.57		$4.53		$14.52		$20.12
Total Return(2)	32.38%		36.28%		(49.68)%		(12.64)%		38.63%
Ratios to Average Net Assets(3):
Total expenses	2.63	%(4)	2.97	%(4)	2.30	%(4)	2.22	%(4)	2.18%
Net investment income (loss)	(0.15	)%(4)	0.48	%(4)	0.64	%(4)	0.11	%(4)	(0.22)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$6,736		$5,337		$4,102		$11,486		$19,939
Portfolio turnover rate	22%		21%		20%		23%		20%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

32

CLASS I SHARES

For the Year Ended November 30,	2010		2009		2008		2007		2006
Selected Per Share Data:
Net asset value, beginning of period	$4.64		$4.59		$14.63		$20.26		$19.75
Income (loss) from investment operations:
Net investment income(1)	0.05		0.06		0.13		0.19		0.13
Net realized and unrealized gain (loss)	1.51		1.26		(4.77)		(2.25)		5.73
Total income (loss) from investment operations	1.56		1.32		(4.64)		(2.06)		5.86
Less dividends and distributions from:
Net investment income	(0.09)		(0.12)		(0.23)		(0.24)		—
In excess of net investment income	—		—		—		—		(0.22)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.09)		(1.27)		(5.40)		(3.57)		(5.35)
Net asset value, end of period	$6.11		$4.64		$4.59		$14.63		$20.26
Total Return(2)	33.76%		37.46%		(49.10)%		(11.77)%		39.96%
Ratios to Average Net Assets(3):
Total expenses	1.63	%(4)	1.97	%(4)	1.45	%(4)	1.22	%(4)	1.21%
Net investment income	0.85	%(4)	1.48	%(4)	1.49	%(4)	1.11	%(4)	0.76%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$683		$469		$387		$8,674		$15,895
Portfolio turnover rate	22%		21%		20%		23%		20%

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

33

Notes

34

35

Notes

36

Morgan Stanley Funds

EQUITY

ASSET ALLOCATION

Global Strategist Fund

INTERNATIONAL

European Equity Fund

International Fund

International Value Equity Fund

GROWTH

Focus Growth Fund

Mid Cap Growth Fund

Multi Cap Growth Trust

Special Growth Fund

SPECIALTY

Global Infrastructure Fund

Real Estate Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

MONEY MARKET

TAXABLE

Liquid Asset Fund*

U.S. Government Money Market Trust*

TAX-EXEMPT

California Tax-Free Daily Income Trust*

New York Municipal Money Market Trust

Tax-Free Daily Income Trust*

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

* Single-Class Fund(s)

37

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, or to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9117)

Morgan Stanley Distributors Inc., member FINRA.

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Real Estate Fund

Prospectus

March 31, 2011

REFPRO-00

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Real Estate Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended November 30, 2010

Total Return for the 12 Months Ended November 30, 2010
Class A	Class B	Class C	Class I	FTSE NAREIT Equity REITs Index[1]	S&P 500® Index[2]	Lipper Real Estate Funds Average[3]
33.38%	32.37%	32.38%	33.76%	30.99%	9.94%	30.41%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The real estate investment trust (REIT) market gained 30.99 percent in the 12-month period ending November 30, 2010, as measured by the FTSE NAREIT Equity REITs Index (the "Index"), but is still down approximately 30 percent from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. REITs posted significant gains through April 2010. The appreciation appeared to be driven by an improved outlook for the economy and coincided with the strong rally in the broader equity and debt markets. Subsequently, the sector declined through June alongside the broader equity markets, which fell on investor concerns that the European sovereign debt crisis and policy-tightening measures in China may hinder continued global economic growth. For the remainder of the period, REIT share prices generally appeared to benefit once again from rallies in the equity and bond markets, as Treasuries experienced dramatic declines in yields on concerns over continued weak economic conditions and the renewed risks of deflation, and greater conviction that the Federal Reserve will not likely raise short-term rates soon.

Among the major U.S. REIT sectors, the apartment sector significantly outperformed, the retail sector meaningfully outperformed, and the office sector meaningfully underperformed the Index. Apartment stocks benefited as the companies reported that multifamily operating fundamentals continued to strengthen even in the face of a slowing U.S. economy and sluggish job growth. Additionally, asset values in the apartment investment market continued to increase due to the improved operating and financing environment. The retail sector meaningfully outperformed the Index. Within the retail sector, the malls significantly outperformed the shopping centers. Both segments outperformed as operating results showed signs of improvement and were better than expected. The office sector meaningfully underperformed the Index. Within the office sector, the companies that focus on major central business district locations, particularly New York City, outperformed the owners of suburban office assets, who experienced continued weakness in tenant demand. Among the smaller sectors, the hotel REITs significantly outperformed, the storage REITs underperformed, and the health care and industrial REITs significantly underperformed the Index.

Performance Analysis

All share classes of Morgan Stanley Real Estate Fund outperformed the FTSE NAREIT Equity REITs Index (the "Index"), the S&P 500® Index and the Lipper Real

2

Estate Funds Average for the 12 months ended November 30, 2010, assuming no deduction of applicable sales charges.

Bottom-up stock selection and top-down sector allocation both contributed to performance. Stock selection was especially strong in the hotel, apartment, office, diversified and industrial sectors; this was partially offset by stock selection in the shopping center and mall sectors. From a top-down perspective, the Fund benefited from the overweight to the hotel and apartment sectors and the underweight to the industrial and health care sectors. Cash held in the Fund detracted from performance.

We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial, suburban office and health care assets.

Given the limited transactional evidence in the private real estate markets, it is difficult to determine current net asset values (NAVs). Based on an estimated 20 percent downward adjustment to asset values from peak levels, the REIT market ended the period at an approximate 17.5 percent premium. Views on valuations in the REIT sector remain mixed. Advocates point to a continued improvement in asset values, particularly among higher-quality assets with a more secure income stream, as well as in credit markets, and the favorable benefits of REITs having unique access to capital. In addition, while current valuations may be ahead of consensus NAVs, it is notable that they are very comparable to the prices being paid on the limited recent transactions. Analysts have also noted that the current valuation of the REIT sector appears attractively priced on both a current and historical basis relative to investment grade bonds. The bears, however, continue to be worried that share prices have run ahead of themselves due to a potential disappointment from a slower-than-expected recovery in asset values driven by a weaker-than-expected recovery in operating fundamentals (as a result of weak economic/job growth) and/or the overhang from the high degree of troubled mortgages that require significant equity capital.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

TOP 10 HOLDINGS as of 11/30/10
Simon Property Group, Inc. (REIT)	12.4%
Equity Residential (REIT)	9.9
Host Hotels & Resorts, Inc. (REIT)	6.7
Vornado Realty Trust (REIT)	5.6
Boston Properties, Inc. (REIT)	5.1
Public Storage (REIT)	4.7
Regency Centers Corp. (REIT)	4.6
AvalonBay Communities, Inc. (REIT)	4.2
HCP, Inc. (REIT)	3.6
Starwood Hotels & Resorts Worldwide, Inc.	3.2
PORTFOLIO COMPOSITION as of 11/30/10
Common Stocks	98.9%
Investment Company	1.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry. A company is considered to be "principally engaged" in the U.S. real estate industry if (i) it derives at least 50 percent of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate; or (ii) it has at least 50 percent of the value of its assets invested in U.S. residential, commercial or industrial real estate. Companies primarily engaged in the real estate industry may include real estate investment trusts known as "REITs," which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, as well as companies whose products and services are significantly related to the real estate industry.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of

4

portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

6

Average Annual Total Returns—Period Ended November 30, 2010
Symbol	Class A Shares* (since 04/28/99) REFAX		Class B Shares** (since 04/28/99) REFBX		Class C Shares† (since 04/28/99) REFCX		Class I Shares†† (since 04/28/99) REFDX
1 Year	33.38 26.38 [5]	%[4]	32.37 27.37 [5]	%[4]	32.38 31.38 [5]	%[4]	33.76 —%[4]
5 Years	2.68 [4] 1.58 [5]		1.88 [4] 1.76 [5]		1.91 [4] 1.91 [5]		2.94 [4] —
10 Years	11.12 [4] 10.52 [5]		10.44 [4] 10.44 [5]		10.28 [4] 10.28 [5]		11.39 [4] —
Since Inception	10.62 [4] 10.11 [5]		10.03 [4] 10.03 [5]		9.78 [4] 9.78 [5]		10.91 [4] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Keep in mind that high, double-digit and/or triple-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. The Fund was in the Lipper Real Estate Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on November 30, 2010.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 06/01/10 – 11/30/10.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	06/01/10	11/30/10	06/01/10 – 11/30/10
Class A
Actual (10.59% return)	$1,000.00	$1,105.90	$9.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.79	$9.35
Class B
Actual (10.22% return)	$1,000.00	$1,102.20	$13.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.03	$13.11
Class C
Actual (10.10% return)	$1,000.00	$1,101.00	$13.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.03	$13.11
Class I
Actual (10.66% return)	$1,000.00	$1,106.60	$8.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.05	$8.09

  @  Expenses are equal to the Fund's annualized expense ratios of 1.85%, 2.60%, 2.60% and 1.60% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that: (i) the Fund's performance was competitive with its peer group average; (ii) the Fund's management fee was competitive with its peer group average; and (iii) the Fund's total expense ratio was acceptable.

9

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

10

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

11

Morgan Stanley Real Estate Fund

Portfolio of Investments  ■  November 30, 2010

NUMBER OF SHARES		VALUE
	Common Stocks (98.7%)
	Diversified (9.1%)
50,778	Cousins Properties, Inc. (REIT)	$376,773
54,985	Forest City Enterprises, Inc. (Class A) (a)	844,020
26,396	Vornado Realty Trust (REIT)	2,153,385
9,540	Winthrop Realty Trust (REIT)	114,194
		3,488,372
	Health Care (9.7%)
13,458	Assisted Living Concepts, Inc. (Class A) (a)	406,701
3,350	Capital Senior Living Corp. (a)	21,239
41,532	HCP, Inc. (REIT)	1,367,649
18,935	Healthcare Realty Trust, Inc. (REIT)	390,818
14,110	Nationwide Health Properties, Inc. (REIT)	508,665
31,566	Senior Housing Properties Trust (REIT)	704,869
6,380	Ventas, Inc. (REIT)	327,103
		3,727,044
	Industrial (2.8%)
32,617	AMB Property Corp. (REIT)	951,764
21,740	DCT Industrial Trust, Inc. (REIT)	107,396
		1,059,160
	Industrial/Office (2.0%)
16,190	Duke Realty Corp. (REIT)	180,195
7,293	Liberty Property Trust (REIT)	228,563
6,993	PS Business Parks, Inc. (REIT)	362,377
		771,135
	Lodging/Resorts (10.1%)
156,162	Host Hotels & Resorts, Inc. (REIT)	2,573,550
8,644	Morgans Hotel Group Co. (a)	66,040
21,276	Starwood Hotels & Resorts Worldwide, Inc.	1,209,328
		3,848,918

NUMBER OF SHARES		VALUE
	Office (10.5%)
4,475	BioMed Realty Trust, Inc. (REIT)	$78,894
23,292	Boston Properties, Inc. (REIT)	1,951,869
49,333	Brookfield Properties Corp. (Canada)	797,715
1,575	CommonWealth (REIT)	39,422
4,850	Douglas Emmett, Inc. (REIT)	80,995
10,700	Hudson Pacific Properties, Inc. (REIT)	163,282
5,030	Kilroy Realty Corp. (REIT)	171,624
23,145	Mack-Cali Realty Corp. (REIT)	734,854
		4,018,655
	Residential Apartments (18.0%)
2,440	American Campus Communities, Inc. (REIT)	76,714
8,140	Apartment Investment & Management Co. (Class A) (REIT)	196,337
14,462	AvalonBay Communities, Inc. (REIT)	1,595,592
30	BRE Properties, Inc. (Class A) (REIT)	1,292
17,466	Camden Property Trust (REIT)	891,989
76,053	Equity Residential (REIT)	3,801,129
9,880	Post Properties, Inc. (REIT)	336,611
		6,899,664
	Residential Manufactured Homes (1.8%)
12,641	Equity Lifestyle Properties, Inc. (REIT)	681,097
	Retail Regional Malls (16.4%)
63,090	General Growth Properties, Inc. (REIT)	1,021,427
7,288	Macerich Co. (The) (REIT)	337,726
48,015	Simon Property Group, Inc. (REIT)	4,729,478
4,046	Taubman Centers, Inc. (REIT)	196,352
		6,284,983

See Notes to Financial Statements
12

Morgan Stanley Real Estate Fund

Portfolio of Investments  ■  November 30, 2010 continued

NUMBER OF SHARES		VALUE
	Retail Strip Centers (7.9%)
22,765	Acadia Realty Trust (REIT)	$415,689
7,301	Federal Realty Investment Trust (REIT)	565,024
7,740	Kite Realty Group Trust (REIT)	38,855
43,016	Regency Centers Corp. (REIT)	1,751,611
25,448	Retail Opportunity Investments Corp. (REIT)	250,154
		3,021,333
	Self Storage (5.2%)
18,624	Public Storage (REIT)	1,799,078
5,087	Sovran Self Storage, Inc. (REIT)	183,285
		1,982,363
	Specialty (5.2%)
4,303	Colony Financial, Inc. (REIT)	83,005
8,030	Coresite Realty Corp. (REIT) (a)	103,426
7,030	CreXus Investment Corp. (REIT)	88,859
7,470	Digital Realty Trust, Inc. (REIT)	392,324
23,390	Plum Creek Timber Co., Inc. (REIT)	842,976
3,070	Rayonier, Inc. (REIT)	156,447
15,080	Starwood Property Trust, Inc. (REIT)	300,997
		1,968,034
	Total Common Stocks (Cost $22,842,243)	37,750,758

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.1%)
	Investment Company
423	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $422,706)	$422,706
Total Investments (Cost $23,264,949) (b)	99.8%	38,173,464
Other Assets in Excess of Liabilities	0.2	79,433
Net Assets	100.0%	$38,252,897

  REIT  Real Estate Investment Trust.

  (a)  Non-income producing security.

  (b)  The aggregate cost for federal income tax purposes is $23,846,466. The aggregate gross unrealized appreciation is $14,973,811 and the aggregate gross unrealized depreciation is $646,813 resulting in net unrealized appreciation of $14,326,998.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Residential Apartments	$6,899,664	18.1%
Retail Regional Malls	6,284,983	16.5
Office	4,018,655	10.5
Lodging/Resorts	3,848,918	10.1
Health Care	3,727,044	9.8
Diversified	3,488,372	9.1
Retail Strip Centers	3,021,333	7.9
Self Storage	1,982,363	5.2
Specialty	1,968,034	5.1
Industrial	1,059,160	2.8
Industrial/Office	771,135	2.0
Residential Manufactured Homes	681,097	1.8
Investment Company	422,706	1.1
	$38,173,464	100.0%

See Notes to Financial Statements
13

Morgan Stanley Real Estate Fund

Financial Statements

Statement of Assets and Liabilities

November 30, 2010

Assets:
Investments in securities, at value (cost $22,842,243)	$37,750,758
Investment in affiliate, at value (cost $422,706)	422,706
Receivable for:
Investments sold	125,920
Shares of beneficial interest sold	56,152
Dividends	47,753
Dividends from affiliate	109
Prepaid expenses and other assets	10,279
Total Assets	38,413,677
Liabilities:
Payable for:
Shares of beneficial interest redeemed	43,222
Investment advisory fee	27,258
Distribution fee	16,892
Transfer agent fee	3,697
Investments purchased	3,400
Administration fee	2,739
Accrued expenses and other payables	63,572
Total Liabilities	160,780
Net Assets	$38,252,897
Composition of Net Assets:
Paid-in-capital	$27,289,636
Net unrealized appreciation	14,908,515
Dividends in excess of net investment income	(374)
Accumulated net realized loss	(3,944,880)
Net Assets	$38,252,897
Class A Shares:
Net Assets	$25,034,199
Shares Outstanding (unlimited shares authorized, $.01 par value)	4,120,625
Net Asset Value Per Share	$6.08
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$6.42
Class B Shares:
Net Assets	$5,800,018
Shares Outstanding (unlimited shares authorized, $.01 par value)	961,818
Net Asset Value Per Share	$6.03
Class C Shares:
Net Assets	$6,735,804
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,120,499
Net Asset Value Per Share	$6.01
Class I Shares:
Net Assets	$682,876
Shares Outstanding (unlimited shares authorized, $.01 par value)	111,771
Net Asset Value Per Share	$6.11

See Notes to Financial Statements
14

Morgan Stanley Real Estate Fund

Financial Statements continued

Statement of Operations

For the year ended November 30, 2010

Net Investment Income: Income
Dividends (net of $5,942 foreign withholding tax)	$912,523
Dividends from affiliate	1,397
Total Income	913,920
Expenses
Investment advisory fee	294,585
Distribution fee (Class A shares)	56,073
Distribution fee (Class B shares)	73,919
Distribution fee (Class C shares)	64,298
Professional fees	88,675
Transfer agent fees and expenses	62,344
Shareholder reports and notices	53,892
Registration fees	50,175
Administration fee	29,458
Custodian fees	7,733
Trustees' fees and expenses	1,622
Other	13,705
Total Expenses	796,479
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,036)
Net Expenses	795,443
Net Investment Income	118,477
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	3,407,508
Capital gain distributions received	183,032
Foreign currency exchange contracts	417
Foreign currency translation	(381)
Net Realized Gain	3,590,576
Change in Unrealized Appreciation/Depreciation on:
Investments	6,519,321
Foreign currency translation	(30)
Net Change in Unrealized Appreciation/Depreciation	6,519,291
Net Gain	10,109,867
Net Increase	$10,228,344

See Notes to Financial Statements
15

Morgan Stanley Real Estate Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED NOVEMBER 30, 2010	FOR THE YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets: Operations:
Net investment income	$118,477	$248,141
Net realized gain (loss)	3,590,576	(6,620,505)
Net change in unrealized appreciation	6,519,291	15,231,532
Net Increase	10,228,344	8,859,168
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(307,235)	(428,282)
Class B shares	(38,707)	(183,744)
Class C shares	(43,468)	(86,584)
Class I shares	(9,148)	(11,872)
Net realized gain
Class A shares	—	(3,663,476)
Class B shares	—	(2,482,580)
Class C shares	—	(993,876)
Class I shares	—	(95,123)
Paid-in-capital
Class A shares	—	(61,828)
Class B shares	—	(36,450)
Class C shares	—	(15,920)
Class I shares	—	(1,628)
Total Dividends and Distributions	(398,558)	(8,061,363)
Net increase (decrease) from transactions in shares of beneficial interest	(4,755,826)	2,528,714
Net Increase	5,073,960	3,326,519
Net Assets:
Beginning of period	33,178,937	29,852,418
End of Period (Including dividends in excess of net investment income of $374 and $161, respectively)	$38,252,897	$33,178,937

See Notes to Financial Statements
16

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010

1. Organization and Accounting Policies

Morgan Stanley Real Estate Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objectives are to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry. The Fund was organized as a Massachusetts business trust on November 23, 1998 and commenced operations on April 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued

17

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

by an outside pricing service approved by the Fund's Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

The Fund invests a substantial portion of its assets in securities of real estate investment trusts ("REIT"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a REIT may be redesignated as a reduction of cost of investments and/or realized gain. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

18

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years filed in the four-year period ended November 30, 2010 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification

19

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in  determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of November 30, 2010 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT NOVEMBER 30, 2010 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Common Stocks
Diversified	$3,488,372	$3,488,372	—	—
Health Care	3,727,044	3,727,044	—	—
Industrial	1,059,160	1,059,160	—	—
Industrial/Office	771,135	771,135	—	—
Lodging/Resorts	3,848,918	3,848,918	—	—
Office	4,018,655	4,018,655	—	—
Residential Apartments	6,899,664	6,899,664	—	—
Residential Manufactured Homes	681,097	681,097	—	—
Retail Regional Malls	6,284,983	6,284,983	—	—
Retail Strip Centers	3,021,333	3,021,333	—	—
Self Storage	1,982,363	1,982,363	—	—
Specialty	1,968,034	1,968,034	—	—
Total Common Stocks	37,750,758	37,750,758	—	—
Short-Term Investment - Investment Company	422,706	422,706	—	—
Total	$38,173,464	$38,173,464	—	—

20

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

3. Derivative Financial Instruments

Derivative Financial Instruments ("derivative instruments") are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Foreign Currency Exchange Contracts — The Fund uses foreign currency exchange contracts to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure associated with foreign currency denominated securities. A foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency exchange contracts are used to protect against uncertainty in the level of future foreign currency exchange rates.

Foreign currency exchange contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency translation gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the foreign currency exchange contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

21

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

During the year ended November 30, 2010, the value of foreign currency exchange contracts opened and closed were $190 and $28,349, respectively.

The following table sets forth by primary risk exposure the Fund's realized gains by type of derivative contract for the year ended November 30, 2010.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY EXCHANGE
Foreign Currency Risk	$417

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of the daily net assets not exceeding $500 million; 0.75% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% to the portion of the daily net assets exceeding $1 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay

22

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,173,740 at November 30, 2010.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended November 30, 2010, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 2010, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $479, $3,111 and $2,080, respectively and received $25,061 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the year ended November 30, 2010, advisory fees paid were reduced by $1,036 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $1,397 for the year ended November 30, 2010. During the year ended November 30, 2010, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $7,446,781 and $7,730,159, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 2010 aggregated $7,806,648 and $12,346,906, respectively.

23

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

Included in the aforementioned transactions are purchases of $27,702 with other Morgan Stanley Funds.

For the year ended November 30, 2010, the Fund incurred brokerage commissions of $400 and $26 with Morgan Stanley & Co., Inc. and Citigroup, Inc., respectively, both affiliates of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this new guidance on the Fund's financial statements and disclosures, if any, are currently being assessed by the Fund's management.

24

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED NOVEMBER 30, 2010		FOR THE YEAR ENDED NOVEMBER 30, 2009
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	954,045	$5,277,372	837,619	$3,123,709
Conversion from Class B	78,899	449,893	48,070	179,020
Reinvestment of dividends and distributions	53,226	297,299	1,109,887	4,051,174
Redeemed	(1,016,366)	(5,556,321)	(1,247,060)	(4,589,103)
Net increase — Class A	69,804	468,243	748,516	2,764,800
CLASS B SHARES
Sold	55,923	309,773	118,498	439,666
Conversion to Class A	(79,511)	(449,893)	(48,432)	(179,020)
Reinvestment of dividends and distributions	6,660	36,895	723,808	2,635,166
Redeemed	(910,654)	(4,921,169)	(1,171,750)	(4,169,667)
Net decrease — Class B	(927,582)	(5,024,394)	(377,876)	(1,273,855)
CLASS C SHARES
Sold	193,409	1,033,786	228,645	880,598
Reinvestment of dividends and distributions	7,736	42,767	293,467	1,064,541
Redeemed	(247,252)	(1,341,092)	(260,693)	(969,798)
Net increase (decrease) — Class C	(46,107)	(264,539)	261,419	975,341
CLASS I SHARES
Sold	10,101	60,202	4,409	17,054
Reinvestment of dividends and distributions	1,582	8,876	29,557	108,406
Redeemed	(813)	(4,214)	(17,535)	(63,032)
Net increase — Class I	10,870	64,864	16,431	62,428
Net increase (decrease) in Fund	(893,015)	$(4,755,826)	648,490	$2,528,714

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

25

Morgan Stanley Real Estate Fund

Notes to Financial Statements  ■  November 30, 2010 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED NOVEMBER 30, 2010	FOR THE YEAR ENDED NOVEMBER 30, 2009
Ordinary income	$398,558	$710,482
Long-term capital gains	—	7,235,055
Paid-in-capital	—	115,826
Total distributions	$398,558	$8,061,363
As of November 30, 2010, the tax-basis components of accumulated earnings were as follows:
Net accumulated earnings		—
Capital loss carryforward		$(3,363,363)
Temporary differences		(374)
Net unrealized appreciation		14,326,998
Total accumulated earnings		$10,963,261

During the year ended November 30, 2010, the Fund utilized $3,182,077 of its net capital loss carryforward. As of November 30, 2010, the Fund had a net capital loss carryforward of $3,363,363, to offset future capital gains to the extent provided by regulations, which will expire on November 30, 2017.

As of November 30, 2010, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

Permanent differences, primarily due to a dividend redesignation, resulted in the following reclassifications among the Fund's components of net assets at November 30, 2010:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$279,868	$18	$(279,886)

26

Morgan Stanley Real Estate Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED NOVEMBER 30,
	2010		2009		2008		2007		2006
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$4.62		$4.57		$14.60		$20.23		$19.72
Income (loss) from investment operations:
Net investment income(1)	0.03		0.04		0.11		0.13		0.08
Net realized and unrealized gain (loss)	1.51		1.27		(4.77)		(2.23)		5.73
Total income (loss) from investment operations	1.54		1.31		(4.66)		(2.10)		5.81
Less dividends and distributions from:
Net investment income	(0.08)		(0.11)		(0.20)		(0.20)		—
In excess of net investment income	—		—		—		—		(0.17)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid-in-capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.08)		(1.26)		(5.37)		(3.53)		(5.30)
Net asset value, end of period	$6.08		$4.62		$4.57		$14.60		$20.23
Total Return(2)	33.38%		37.32%		(49.31)%		(12.00)%		39.68%
Ratios to Average Net Assets(3):
Total expenses	1.88	%(4)	2.22	%(4)	1.69	%(4)	1.45	%(4)	1.45%
Net investment income	0.60	%(4)	1.23	%(4)	1.25	%(4)	0.88	%(4)	0.51%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$25,034		$18,715		$15,082		$40,643		$37,022
Portfolio turnover rate	22%		21%		20%		23%		20%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
27

Morgan Stanley Real Estate Fund

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2010		2009		2008		2007		2006
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$4.58		$4.53		$14.52		$20.12		$19.64
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		0.02		0.04		0.03		(0.04)
Net realized and unrealized gain (loss)	1.49		1.26		(4.74)		(2.24)		5.69
Total income (loss) from investment operations	1.48		1.28		(4.70)		(2.21)		5.65
Less dividends and distributions from:
Net investment income	(0.03)		(0.08)		(0.12)		(0.06)		—
In excess of net investment income	—		—		—		—		(0.04)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.03)		(1.23)		(5.29)		(3.39)		(5.17)
Net asset value, end of period	$6.03		$4.58		$4.53		$14.52		$20.12
Total Return(2)	32.37%		36.12%		(49.67)%		(12.67)%		38.56%
Ratios to Average Net Assets(3):
Total expenses	2.63	%(4)	2.97	%(4)	2.45	%(4)	2.22	%(4)	2.21%
Net investment income (loss)	(0.15	)%(4)	0.48	%(4)	0.49	%(4)	0.11	%(4)	(0.24)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$5,800		$8,659		$10,281		$37,094		$94,390
Portfolio turnover rate	22%		21%		20%		23%		20%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
28

Morgan Stanley Real Estate Fund

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2010		2009		2008		2007		2006
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$4.57		$4.53		$14.52		$20.12		$19.64
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		0.01		0.05		0.02		(0.04)
Net realized and unrealized gain (loss)	1.49		1.26		(4.74)		(2.23)		5.70
Total income (loss) from investment operations	1.48		1.27		(4.69)		(2.21)		5.66
Less dividends and distributions from:
Net investment income	(0.04)		(0.08)		(0.13)		(0.06)		—
In excess of net investment income	—		—		—		—		(0.05)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.04)		(1.23)		(5.30)		(3.39)		(5.18)
Net asset value, end of period	$6.01		$4.57		$4.53		$14.52		$20.12
Total Return(2)	32.38%		36.28%		(49.68)%		(12.64)%		38.63%
Ratios to Average Net Assets(3):
Total expenses	2.63	%(4)	2.97	%(4)	2.30	%(4)	2.22	%(4)	2.18%
Net investment income (loss)	(0.15	)%(4)	0.48	%(4)	0.64	%(4)	0.11	%(4)	(0.22)%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$6,736		$5,337		$4,102		$11,486		$19,939
Portfolio turnover rate	22%		21%		20%		23%		20%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
29

Morgan Stanley Real Estate Fund

Financial Highlights continued

	FOR THE YEAR ENDED NOVEMBER 30,
	2010		2009		2008		2007		2006
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$4.64		$4.59		$14.63		$20.26		$19.75
Income (loss) from investment operations:
Net investment income(1)	0.05		0.06		0.13		0.19		0.13
Net realized and unrealized gain (loss)	1.51		1.26		(4.77)		(2.25)		5.73
Total income (loss) from investment operations	1.56		1.32		(4.64)		(2.06)		5.86
Less dividends and distributions from:
Net investment income	(0.09)		(0.12)		(0.23)		(0.24)		—
In excess of net investment income	—		—		—		—		(0.22)
Net realized gain	—		(1.13)		(5.17)		(3.33)		(5.13)
Paid in capital	—		(0.02)		—		—		—
Total dividends and distributions	(0.09)		(1.27)		(5.40)		(3.57)		(5.35)
Net asset value, end of period	$6.11		$4.64		$4.59		$14.63		$20.26
Total Return(2)	33.76%		37.46%		(49.10)%		(11.77)%		39.96%
Ratios to Average Net Assets(3):
Total expenses	1.63	%(4)	1.97	%(4)	1.45	%(4)	1.22	%(4)	1.21%
Net investment income	0.85	%(4)	1.48	%(4)	1.49	%(4)	1.11	%(4)	0.76%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$683		$469		$387		$8,674		$15,895
Portfolio turnover rate	22%		21%		20%		23%		20%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
30

Morgan Stanley Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Real Estate Fund (the "Fund"), including the portfolio of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Real Estate Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 26, 2011

31

Morgan Stanley Real Estate Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your credit worthiness and credit history from consumer reporting agencies.

32

Morgan Stanley Real Estate Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

33

Morgan Stanley Real Estate Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

34

Morgan Stanley Real Estate Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What If an Affiliated Company Becomes a Non-Affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

35

Morgan Stanley Real Estate Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Real Estate Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of Armed Services YMCA of the USA and the Naval Submarine League.

37

Morgan Stanley Real Estate Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

38

Morgan Stanley Real Estate Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

39

Morgan Stanley Real Estate Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

40

Morgan Stanley Real Estate Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, of Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Real Estate Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Mary Ann Picciotto (37) Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2010 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2010. For corporate shareholders, 21.84% of the dividends qualified for the dividend received deduction.
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended November 30, 2010. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $47,722 as taxable at this lower rate.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

42

(This page has been left blank intentionally.)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Sara Furber
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
Harborside Financial Center
201 Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2011 Morgan Stanley

REFANN
IU10-03906P-Y11/10

INVESTMENT MANAGEMENT

Morgan Stanley
Real Estate Fund

Annual Report

November 30, 2010

[Insert Semi-Annual Report of Real Estate Fund dated May 31, 2011]

TO COME

MORGAN STANLEY INSTITUTIONAL FUND, INC.
U.S. REAL ESTATE PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") relates to the shares of common stock ("shares") of each of the U.S. Real Estate Portfolio ("MSIF Real Estate") and Small Company Growth Portfolio ("MSIF Small Company Growth"), each a series of Morgan Stanley Institutional Fund, Inc. (the "Company"), to be issued pursuant to (i) an Agreement and Plan of Reorganization, dated June 27, 2011, between the Company, on behalf of MSIF Real Estate, and Morgan Stanley Real Estate Fund ("Real Estate"), in connection with the acquisition by MSIF Real Estate of substantially all of the assets, subject to stated liabilities, of Real Estate (the "Real Estate Reorganization") and (ii) an Agreement and Plan of Reorganization, dated June 27, 2011, between the Company, on behalf of MSIF Small Company Growth, and Morgan Stanley Special Growth Fund ("Special Growth"), in connection with the acquisition by MSIF Small Company Growth of substantially all of the assets, subject to stated liabilities, of Special Growth (the "Special Growth Reorganization").

MSIF Real Estate and MSIF Small Company Growth are each referred to herein as an "Acquiring Fund," and together as the "Acquiring Funds." Real Estate and Special Growth are each referred to herein as an "Acquired Fund," and together as the "Acquired Funds." The Real Estate Reorganization and Special Growth Reorganization are each referred to herein as a "Reorganization," and together as the "Reorganizations."

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposals contained in the Joint Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Joint Proxy Statement and Prospectus, dated [•], 2011. A copy of the Joint Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 869-6397 (toll-free). Please retain this document for future reference.

The date of this SAI is [•], 2011.

Table of Contents	Page
INTRODUCTION	B-2

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	B-2

FINANCIAL STATEMENTS	B-4

INTRODUCTION

This SAI is intended to supplement the information provided in the Joint Proxy Statement and Prospectus dated [•], 2011 (the "Joint Proxy Statement and Prospectus"). The Joint Proxy Statement and Prospectus has been sent to the Acquired Funds' Shareholders in connection with the solicitation of proxies by the Board of Trustees of each of the Acquired Funds to be voted at the Special Meetings of Shareholders of each of the Acquired Funds to be held on October 27, 2011. Each of (i) the Company's Statements of Additional Information, dated April 29, 2011, with respect to the Class I shares of the Acquiring Funds and August 23, 2011, with respect to Class H and Class L shares of the Acquiring Funds, each as may be supplemented (the "Company's Statement of Additional Information"), (ii) Real Estate's Statement of Additional Information, dated March 31, 2011, as may be supplemented (the "Real Estate Statement of Additional Information"); and (iii) Special Growth's Statement of Additional Information, dated June 30, 2011, as may be supplemented (the "Special Growth Statement of Additional Information") accompany, and are incorporated by reference in, this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Fund History

For additional information about each Acquiring Fund's history, see "General Information—Fund History" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Investment Objectives and Policies

For additional information about each Acquiring Fund's investment objectives and policies, see "Investment Policies and Strategies" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Fund Holdings

For additional information about each Acquiring Fund's policies and procedures with respect to the disclosure of their portfolio securities to any person, see "Disclosure of Fund Holdings" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Management

For additional information about the Board of Directors, officers and management personnel of each Acquiring Fund, see "Management of the Fund" and "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Investment Advisory and Other Services

For additional information about each Acquiring Fund's investment adviser, each Acquiring Fund's independent registered public accounting firm and other services provided to each Acquiring Fund, see "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by each Acquiring Fund, each Acquiring Fund's investment adviser and each Acquiring Fund's distributor, see "Management of the Fund—Code of Ethics" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by each Acquiring Fund, see "Investment Advisory and Other Services—Proxy Voting Policy and Proxy Voting Record" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of each Acquiring Fund, their compensation structure and their holdings in each Acquiring Fund, see "Investment Advisory and Other Services—Portfolio Managers" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see "Brokerage Practices" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of each Acquiring Fund, see "General Information—Description of Shares and Voting Rights" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of each Acquiring Fund's shares and the determination of net asset value, see "Purchase of Shares" and "Redemption of Shares" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about each Acquiring Fund's policies regarding dividends and distributions and tax matters affecting each Acquiring Fund and its Shareholders, see "General Information—Dividends and Capital Gains Distributions" and "Taxes" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Distribution of Shares

For additional information about each Acquiring Fund's distributor and the distribution agreement between each Acquiring Fund and its distributor, see "Investment Advisory and Other Services" in the Company's Statement of Additional Information relating to each Acquiring Fund.

Performance Data

For additional information about each Acquiring Fund's performance, see "Performance Information" in the Company's Statement of Additional Information relating to each Acquiring Fund.

FINANCIAL STATEMENTS

1. The most recent audited financial statements of the Acquiring Funds, for the fiscal year ended December 31, 2010, and of Real Estate and Special Growth, for the fiscal years ended November 30, 2010 and February 28, 2011, respectively, are set forth in the each respective Fund's Annual Report for each Fund's most recently completed fiscal year. Real Estate's most recent financial statements (unaudited) are set forth in its Semi-Annual Report for the six-month period ended May 31, 2011. A copy of each Report accompanies and is incorporated by reference in this SAI. In addition, a copy of the Acquiring Funds' Annual Report for the fiscal year ended December 31, 2010 accompanies the Proxy Statement and Prospectus.

2. Pursuant to Item 14(2) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the Reorganizations because, in each case, the net asset value of the applicable Acquired Fund does not exceed ten percent of the applicable Acquiring Fund's net asset value, measured at July 11, 2011.

Statement of Additional Information Supplement

June 14, 2011

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 14, 2011 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Statement of Additional Information dated April 29, 2011

Effective June 7, 2011, Arthur Lev replaced Sara Furber as President and Principal Executive Officer of the Fund. The following information hereby replaces in its entirety the biographical information for Ms. Furber contained on page 50 of this Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (49) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Please retain this supplement for future reference.

Statement of Additional Information Supplement

June 30, 2011

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 30, 2011 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 29, 2011

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved an increase in the expense cap with respect to the Class I and Class P shares of the Active International Allocation Portfolio (the "Portfolio"), effective July 1, 2011. Accordingly, the following changes to the Statement of Additional Information will become effective on July 1, 2011.

The information in the table under the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Investment Adviser" which shows the contractual advisory fee and the maximum expense ratios for the Portfolio is hereby deleted in its entirety and replaced with the following:

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Active International Allocation Portfolio	0.65% of the portion of the daily net assets not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion.	0.90%	1.15%	N/A	N/A

Please retain this supplement for future reference.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

P.O. Box 2798
Boston, MA 02208-2798

STATEMENT OF ADDITIONAL INFORMATION
April 29, 2011

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a mutual fund consisting of 21 portfolios offering a variety of investment alternatives, 21 of which are included in this Statement of Additional Information ("SAI") (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio offers both Class I and Class P shares. The Advantage, Asian Equity, Emerging Markets Debt, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Opportunity and Select Global Infrastructure Porfolios also offer Class H and Class L shares. Following is a list of the 21 Portfolios included in this SAI:

Share Class and Ticker Symbol
	Class I	Class P	Class H	Class L
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
Active International Allocation Portfolio	MSACX	MSIBX	—	—
Asian Equity Portfolio	MEQIX	MEQPX	MEQHX	MEQLX
Emerging Markets Portfolio	MGEMX	MMKBX	—	—
Global Advantage Portfolio	MIGIX	MIGPX	MGAHX	MIGLX
Global Discovery Portfolio	MLDIX	MGDPX	MGDHX	MGDLX
Global Franchise Portfolio	MSFAX	MSFBX	—	—
Global Opportunity Portfolio	MGGIX	MGGPX	MGGHX	MGGLX
Global Real Estate Portfolio	MRLAX	MRLBX	MSRHX	MGRLX
International Advantage Portfolio	MFAIX	MFAPX	MFAHX	MSALX
International Equity Portfolio	MSIQX	MIQBX	—	—
International Opportunity Portfolio	MIOIX	MIOPX	MIOHX	MIOLX
International Real Estate Portfolio	MSUAX	IERBX	—	—
International Small Cap Portfolio	MSISX	MSCPX	—	—
Select Global Infrastructure Portfolio	MTIIX	MTIPX	MTIHX	MTILX
U.S. EQUITY PORTFOLIOS:
Advantage Portfolio	MPAIX	MAPPX	MAPHX	MAPLX
Focus Growth Portfolio	MSAGX	MAEBX	—	—
Growth Portfolio	MSEQX	MSEGX	—	—
Opportunity Portfolio	MGEIX	MEGPX	MEGHX	MGELX
Small Company Growth Portfolio*	MSSGX	MSSMX	—	—
U.S. Real Estate Portfolio	MSUSX	MUSDX	—	—
FIXED INCOME PORTFOLIO:
Emerging Markets Debt Portfolio	MSIEX	IEDBX	MSEHX	MEDLX

  *  Portfolio is currently closed to new investors.

This SAI is not a prospectus, but should be read in conjunction with the Portfolios' prospectuses, each dated April 29, 2011, as may be supplemented from time to time. To obtain any of these prospectuses, please call the Fund toll-free at 1-800-548-7786.

The Fund's most recent Annual Report to Shareholders is a separate document supplied with this SAI and includes the Fund's audited financial statements, including notes thereto, and the report of Ernst & Young LLP, which are incorporated by reference into this SAI.

Certain Portfolios are "non-diversified" and, as such, such Portfolios' investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified'' funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The Emerging Markets Debt, Focus Growth, Global Discovery, Global Franchise, Global Real Estate, International Real Estate, Select Global Infrastructure and U.S. Real Estate Portfolios are non-diversified portfolios.

1

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and its Portfolios. Morgan Stanley Investment Management Inc. (the "Adviser") acts as investment adviser to each Portfolio. Under the supervision of the Adviser, Morgan Stanley Investment Management Limited ("MSIM Limited") acts as investment sub-adviser to the Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate, International Small Cap and Select Global Infrastructure Portfolios; Morgan Stanley Investment Management Company ("MSIM Company") acts as investment sub-adviser to the Asian Equity, Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios (MSIM Limited and MSIM Company are each referred to herein individually as the "Sub-Adviser" and together as the "Sub-Advisers"). References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio contained in the Prospectus in order to provide a more complete description of such Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables.

2

GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS

	Active International Allocation	Asian Equity	Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Opportunity	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate	International Small Cap	Select Global Infrastructure
Equity Securities:

Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Depositary Receipts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Preferred Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Warrants	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

IPOs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Limited Partnerships	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investment Company Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Real Estate Investing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

—REITs	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

—Foreign Real Estate Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

—Specialized Ownership Vehicles	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Fixed Income Securities:

Investment Grade Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

High Yield Securities		✓	✓											✓

U.S. Government Securities	✓	✓	✓	✓	✓	*	✓	✓	✓	*	✓	✓	*	✓

Agencies	✓	✓	✓	✓	✓	*	✓	✓	✓	*	✓	✓	*	✓

Corporates	✓	✓	✓	✓	✓	*	✓	✓	✓	*	✓	✓	*	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Cash Equivalents	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Mortgage Related Securities		✓		✓	✓		✓		✓		✓			✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Municipals		✓												✓

Asset-Backed Securities		✓												✓

Loan Participations and Assignments		✓	✓											✓

Temporary Investments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓		✓

Eurodollar and Yankee Dollar Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Investment:

Foreign Equity Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Government Fixed Income Securities	✓	✓	✓	✓	✓		✓		✓		✓			✓

Foreign Corporate Fixed Income Securities	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓		✓

Emerging Market Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Currency Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Brady Bonds	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓		✓

Investment Funds	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Other Securities and Investment Strategies:

Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

3

	Active International Allocation	Asian Equity	Emerging Markets	Global Advantage	Global Discovery	Global Franchise	Global Opportunity	Global Real Estate	International Advantage	International Equity	International Opportunity	International Real Estate	International Small Cap	Select Global Infrastructure
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Borrowing for Investment Purposes

Temporary Borrowing	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements

Short Sales

Derivatives:

Forwards	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓

Futures Contracts	✓	✓	✓	✓	✓		✓		✓	✓	✓		✓

Options	✓									✓			✓

Swaps	✓	✓	✓	✓	✓		✓		✓	✓	✓		✓

Contracts for Difference (CFDs)	✓	✓	✓	✓	✓		✓		✓	✓	✓		✓

Structured Investments		✓		✓	✓		✓		✓		✓

  *  See Money Market Instruments and Temporary Investments.

U.S. EQUITY PORTFOLIOS

		Advantage	Focus Growth	Growth	Opportunity	Small Company Growth	U.S. Real Estate
Equity Securities:

Common Stocks		✓	✓	✓	✓	✓	✓

Depositary Receipts		✓	✓	✓	✓	✓	✓

Preferred Stocks		✓	✓	✓	✓	✓	✓

Rights		✓	✓	✓	✓	✓	✓

Warrants		✓	✓	✓	✓	✓	✓

IPOs		✓	✓	✓	✓	✓	✓

Convertible Securities		✓	✓	✓	✓	✓	✓

Limited Partnerships		✓	✓	✓	✓	✓	✓

Investment Company Securities		✓	✓	✓	✓	✓	✓

Real Estate Investing		✓	✓	✓	✓	✓	✓

—	REITs	✓	✓	✓	✓	✓	✓

—Foreign Real Estate Companies		✓			✓

—Specialized Ownership Vehicles		✓	✓	✓	✓	✓	✓

Fixed Income Securities:

Investment Grade Securities		✓	✓	✓	✓	✓	✓

High Yield Securities

U.S. Government Securities		✓	✓	✓	✓	✓	✓

Agencies		✓	✓	✓	✓	✓	✓

Corporates		✓	✓	✓	✓	✓	✓

Money Market Instruments		✓	✓	✓	✓	✓	✓

Cash Equivalents		✓	✓	✓	✓	✓	✓

Mortgage Related Securities		✓			✓

Repurchase Agreements		✓	✓	✓	✓	✓	✓

Municipals

Asset-Backed Securities

4

	Advantage	Focus Growth	Growth	Opportunity	Small Company Growth	U.S. Real Estate
Loan Participations and Assignments

Temporary Investments	✓	✓	✓	✓	✓	✓

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓	✓	✓	✓	✓	✓

Eurodollar and Yankee Dollar Obligations	✓			✓

Foreign Investment:

Foreign Equity Securities	✓	✓	✓	✓	✓	✓

Foreign Government Fixed Income Securities	✓			✓		✓

Foreign Corporate Fixed Income Securities	✓			✓		✓

Emerging Market Securities	✓	✓	✓	✓	✓

Foreign Currency Transactions	✓	✓	✓	✓	✓	✓

Brady Bonds	✓			✓

Investment Funds	✓	✓	✓	✓	✓	✓

Other Securities and Investment Strategies:

Loans of Portfolio Securities	✓	✓	✓	✓	✓	✓

Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓	✓	✓	✓	✓	✓

When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓

Borrowing for Investment Purposes

Temporary Borrowing	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements			✓

Short Sales

Derivatives:

Forwards		✓	✓	✓	✓

Futures Contracts		✓	✓	✓	✓

Options

Swaps		✓	✓	✓	✓

Structured Investments	✓	✓	✓	✓	✓

FIXED INCOME PORTFOLIO

Emerging Markets Debt
Equity Securities:

Common Stocks

Depositary Receipts	✓

Preferred Stocks	✓

Rights	✓

Warrants	✓

Convertible Securities	✓

Limited Partnerships

Investment Company Securities	✓

Real Estate Investing

—REITs

—Specialized Ownership Vehicles

5

Emerging Markets Debt
Fixed Income Securities:

Investment Grade Securities	✓

High Yield Securities	✓

U.S. Government Securities	✓

Agencies	✓

Corporates	✓

Money Market Instruments	✓

Cash Equivalents	✓

Mortgage Related Securities	✓

—MBSs	✓

—CMOs	✓

—SMBSs	✓

Repurchase Agreements	✓

Municipals	✓

Asset-Backed Securities	✓

Loan Participations and Assignments	✓

Temporary Investments	✓

Zero Coupons, Pay-In-Kind Securities or Deferred Payment	✓

Floaters	✓

Inverse Floaters	✓

Eurodollar and Yankee Dollar Obligations	✓

Foreign Investment:

Foreign Equity Securities	✓

Foreign Government Fixed Income Securities	✓

Foreign Corporate Fixed Income Securities	✓

Emerging Market Securities	✓

Foreign Currency Transactions	✓

Brady Bonds	✓

Investment Funds	✓

Other Securities and Investment Strategies:

Loans of Portfolio Securities	✓

Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓

When-Issued and Delayed Delivery Securities	✓

Borrowing for Investment Purposes	✓

Temporary Borrowing	✓

Reverse Repurchase Agreements	✓

Short Sales	✓

Derivatives:

Forwards	✓

Futures Contracts	✓

Options	✓

Swaps	✓

Structured Products	✓

6

EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, a Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed income security and are, therefore, included in both the definition of equity security and fixed income security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolios may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. A Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A

7

convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Limited Partnerships. A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"); (ii) the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in any such Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Portfolios may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio's investments.

Real Estate Investment Trusts ("REITs") and foreign real estate companies. Certain Portfolios may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the

8

United States. REITs and foreign real estate companies pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's and/or foreign real estate company's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED INCOME SECURITIES

Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient

9

compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Investment Grade Securities. Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

High Yield Securities. High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as "junk bonds" or high yield, high risk securities. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

U.S. Government Securities. U.S. government securities refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from

10

the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Agencies. Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA"). An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed income securities comprising:

(1)  Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

11

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase;

(2)  Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(3)  Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(4)  U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)  Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)  Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities ("MBS"). Certain Portfolios may invest in mortgage pass-through securities. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates.

12

Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. A Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by a Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law.

To the extent a Portfolio invests in mortgage pass-through securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, a Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of MBS and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA ("To Be Announced") transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis.

Collateralized Mortgage Obligations ("CMOs"). Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain

13

a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

A Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent a Portfolio invests in IOs and POs, this increases the risk of fluctuations in the net asset value of a Portfolio.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where

14

the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolios will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Pursuant to an order issued by the SEC, the Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

Municipals. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by
15

states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Directors and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such investment objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds

16

("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Fund's Board of Directors has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include (i) the frequency of trades and quoted prices for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Asset-Backed Securities. Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans may be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

17

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its net asset value.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Temporary Investments. When the Adviser believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term fixed income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Floaters. Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

18

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Eurodollar and Yankee Dollar Obligations. Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services

19

performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation or the Portfolio's benchmark index. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

20

The Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into forward foreign currency exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal

21

exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. A Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Portfolio may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolios employ an agent to implement the securities lending program and the agent receives a fee from the Portfolios for its services. A Portfolio will not lend more than 33 1/3% of the value of its total assets.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the

22

judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. Each Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Portfolios may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities. From time to time, the Portfolios may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolios may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. Each Portfolio will also earmark or segregate cash or liquid assets or on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that

23

engages in borrowing expects that all of its borrowing will be made on a secured basis. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Temporary Borrowing. Each Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes, except that the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) below. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. Each Portfolio (other than the Emerging Markets Debt Portfolio) will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

Short Sales. A short sale is a transaction in which a Portfolio sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

DERIVATIVES

Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. A Portfolio complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by the SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

24

General Risks of Derivatives. Derivatives utilized by a Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Portfolio may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. A Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects a Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce a Portfolio's risk of loss, it may also limit a Portfolio's opportunity for gains or result in losses by offsetting or limiting a Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission ("CFTC") or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is

25

approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Portfolio will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Portfolio would bear greater risk of default by the counterparties to such transactions.

•  A Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to a Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to a Portfolio's potential economic exposure under the transaction. A Portfolio will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to a Portfolio for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Portfolio is permitted to set aside liquid assets in an amount equal to a Portfolio's daily marked-to-market net obligations (i.e., a Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Portfolio may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

26

A Portfolio's use of derivatives may be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of a Portfolio, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio's Prospectus or SAI. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

Forwards. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Portfolio and poorer overall performance for a Portfolio than if it had not entered into forward contracts. Certain Portfolios may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which a Portfolio is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Portfolio will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities.

When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of a Portfolio's commitments with respect to such contracts.

A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in

27

that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Portfolio.

In addition, a Portfolio may be required to earmark cash or liquid assets or maintain segregated cash or liquid assets in order to cover futures transactions. A Portfolio will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Portfolio and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Portfolio would be required to make daily cash payments to maintain its required margin. A Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Portfolio could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with a Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

28

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Portfolio is not required to deliver the underlying security but retains the premium received.

Certain Portfolios may only write call options that are "covered." A call option on a security is covered if (a) a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Portfolio in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by a Portfolio; or (b) a Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that a Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

A Portfolio may only write put options that are "covered." A put option on a security is covered if (a) a Portfolio earmarks or segregates cash or liquid assets equal to the exercise price; or (b) a Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Portfolio may close out an options position which it has written through a closing purchase transaction. A Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by a Portfolio. A Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. A Portfolio could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Portfolio to buy or sell portfolio securities at inopportune times or for prices other

29

than the current market values of such securities, may limit the amount of appreciation a Portfolio can realize on an investment, or may cause a Portfolio to hold a security that it might otherwise sell.

Purchasing Options. Certain Portfolios may purchase call and put options. As the buyer of a call option, a Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to a Portfolio, minus the premium paid. As the buyer of a put option, a Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Portfolio could exercise the option and sell the underlying security at an above market price, which could result in a gain to a Portfolio, minus the premium paid. A Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Portfolio. A Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Portfolio on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, a Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the

30

investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause a Portfolio to sell portfolio securities, thus increasing a Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  A Portfolio's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•  A Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Portfolio in connection with options transactions.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Portfolio's futures position.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

31

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, a Portfolio is not limited to any particular form or variety of swap contract. A Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Portfolios may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Portfolio to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If a Portfolio enters into a swap agreement on other than a net basis, a Portfolio will earmark or segregate cash or liquid assets with a value equal to the full amount of a Portfolio's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If a Portfolio sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of a Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the

32

counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Portfolio will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by a Portfolio. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Swap agreements currently are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect a Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Contracts for Difference ("CFDs"). Certain Portfolios may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a Portfolio's shares, may be reduced.

To the extent that there is an imperfect correlation between the return on a Portfolio's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Portfolio's financial risk. A Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Structured Investments. Certain Portfolios also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency

33

exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Portfolios will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolios are relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

INVESTMENT LIMITATIONS

Fundamental Limitations

Each Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio (except for the Global Franchise, International Real Estate and Small Company Growth Portfolios) will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

  (3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended

34

from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

  (4)  except with respect to the Emerging Markets Debt, Focus Growth, Global Discovery, Global Real Estate, Select Global Infrastructure and U.S. Real Estate Portfolios, invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (6)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (7)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

  (8)  acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the U.S. Real Estate Portfolio will invest more than 25% of its total assets in the U.S. real estate industry, as described in its Prospectus, that the Global Real Estate Portfolio will invest more than 25% of its total assets in the real estate industry, as described in its Prospectus, and that the Select Global Infrastructure Portfolio will invest more than 25% of its total assets in the utilities industry; and

  (9)  except with respect to the Global Real Estate Portfolio, write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Each of the Global Franchise, International Real Estate and Small Company Growth Portfolios will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

  (3)  lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

  (4)  except with respect to the Global Franchise Portfolio and the International Real Estate Portfolio, with respect to 75% of its total assets (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

  (5)  issue senior securities and will not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

  (6)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

  (7)  acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such

35

industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the International Real Estate Portfolio will invest more than 25% of its total assets in the European real estate industry, as described in its Prospectus; and

  (8)  write or acquire options or interests in oil, gas or other mineral exploration or development programs.

Non-Fundamental Limitations

In addition, each Portfolio of the Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. Each Portfolio will not:

  (1)  purchase on margin or sell short except (i) that the Emerging Markets Debt Portfolio may sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; (ii) that each Portfolio may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

  (2)  except with respect to the Global Real Estate Portfolio, make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

  (3)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings)), or purchase securities while borrowings exceed 5% of its total assets, except that (i) the Emerging Markets Debt Portfolio may borrow in accordance with fundamental investment limitation number (5) above and (ii) the Emerging Markets Debt Portfolio may purchase securities while borrowings exceed 5% of its total assets, provided that the sole purpose of such borrowings is to honor redemption requests; and

  (4)  invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Whether diversified or non-diversified, each Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities. Future portfolios of the Fund may adopt different limitations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

36

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 (or top 15) holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, a Sub-Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities, provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

37

The Adviser, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Arnerich Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top ten and complete	Quarterly basis portfolio holdings	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Ennis Knupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mercer Investment Consulting(*)	Complete portfolio	As needed holdings	(2)
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

38

Name	Information Disclosed	Frequency(1)	Lag Time
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/ Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thomson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

  (*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

  (**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

  (1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

  (2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

  (3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

  (4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

  (5)  This information will also be provided upon request from time to time.

  (6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the Board of Directors (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Adviser, the Sub-Advisers or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

39

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

  (a)  The PHRC, which consists of members designated by the Long-Only Management Committee of Morgan Stanley Investment Management and its advisory affiliates ("MSIM") or its designee, is responsible for establishing MSIM's portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

  (b)  The PHRC periodically reviews and has the authority to amend as necessary MSIM's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

  (c)  The PHRC meets at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser; Morgan Stanley Distribution, Inc., as distributor of the Fund (the "Distributor"); or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.

  (d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote.

  (e)  The PHRC, or its designee(s), documents in writing all of its decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) in accordance with the recordkeeping policy of MSIM. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

You may purchase shares of each Portfolio on any day the New York Stock Exchange ("NYSE") is open. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

Shares of each Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value. The net asset value per share of each Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (for each Portfolio, the "Pricing Time").

Minimum Investment

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for Class L shares of the applicable Portfolios. The minimum initial investment will be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program; certain retirement plans (with plan assets of at least $5 million for Class I and Class P shares) investing directly with the Fund; retirement plans investing through certain retirement plan platforms; certain endowments, foundations and other not for profit entities (with at least $5 million of investable assets for Class I and Class P shares) investing directly with the Fund; certain unit investment trusts sponsored by Morgan Stanley or any of its affiliates; other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for

40

their employees; the independent Directors of the Fund; with respect to Class I and Class P shares only, clients who owned Portfolio shares as of December 31, 2007; and investors who acquired shares pursuant to the Reorganization with respect to the Global Opportunity Portfolio, International Opportunity Portfolio and Opportunity Portfolio.

The minimum initial investment is $25,000 for Class H shares of the applicable Portfolios.

Methods of Purchase for Class I, Class P and Class L Shares

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolios by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment Through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Federal Funds Wire. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and State Street Bank and Trust Company ("State Street") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

  1.  Complete and sign an Account Registration Form and mail it to the address shown thereon.

  2.  Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA# 011000028
DDA# 00575373
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time), the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

Bank Wire. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

Check. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. — [Portfolio name]" to:

Morgan Stanley Institutional Fund, Inc.
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolios determined on the day of receipt.

Additional Investments. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, account number, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 1 and 2 under "Federal Funds Wire" above.

41

Investment Through Financial Intermediaries

Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

Conversion to a New Share Class

If the value of an account containing shares of a Portfolio falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the "Purchase of Shares—Minimum Investment" section and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares

If the value of an account falls below the investment minimum for (i) Class L shares or (ii) Class P shares (where the applicable Portfolio does not offer Class H shares or Class L shares) because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the "Purchase of Shares—Minimum Investment" section and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Class I, Class P and Class L shares of each Portfolio, if offered, may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Active International Allocation, Asian Equity, Emerging Markets, Emerging Markets Debt, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap and Small Company Growth Portfolios redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the relevant Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See each Prospectus for additional information about redeeming shares of a Portfolio.

Methods of Redemption for Class I, Class P and Class L Shares

You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. However, shares purchased through a Financial Intermediary must be redeemed through a Financial Intermediary. Certain Financial Intermediaries may charge an additional service or transaction fee.

42

By Mail. Each Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Services Company Inc., 430 West 7th Street, Kansas City, MO 64105.

"Good order" means that the request to redeem shares must include the following:

  1.  A letter of instruction, if required, or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  2.  Share certificates, if issued;

  3.  Any required signature guarantees; and

  4.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult a Fund representative.

By Telephone. You can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

Redemption Through Financial Intermediaries

Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

Further Redemption Information

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares."

43

As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of a Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

Valuation of Shares

The net asset value per share of a class of shares of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of a Portfolio and may differ due to class specific expenses paid by each class. Net asset value per share of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value.

In the calculation of a Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Sub-Advisers that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Although the legal rights of Class I, Class P, Class H and Class L shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the distribution expense accrual differential among the classes. The net asset value of Class P, Class H and Class L shares will generally be lower than the net asset value of Class I shares as a result of the shareholder services fees charged to Class P and Class H shares and the distribution and shareholder services fees charged to Class L shares and certain other class-specific expenses of Class H and Class L shares.

44

MANAGEMENT OF THE FUND

Directors and Officers

The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds") and Morgan Stanley Investment Advisors Inc. ("MSIA") (the "Retail Funds"). Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent" Directors of the Fund. The other Director (the "Interested Director") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Directors and the Committees."

The Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Portfolios. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Directors and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items germane to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Portfolios. Moreover, the Board recognizes that it may be necessary for the Portfolios to bear certain risks (such as investment risk) to achieve their investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Directors nomination process is provided below under the caption "Independent Directors and the Committees."

45

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2010) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, MSIA).

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

46

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

47

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

48

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director**
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2010) and the other directorships, if any, held by the Interested Director, are shown below.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director**
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

  **  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

49

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer-Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008) with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Anne Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and MSIA (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and the Institutional Funds (since March 2010).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  **  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2010 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2010)
Independent:
Frank L. Bowman(1)	(2)	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	(3)	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	(4)	over $100,000
Michael F. Klein	(5)	over $100,000
Michael E. Nugent	(6)	over $100,000

50

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2010)
W. Allen Reed(1)	(7)	over $100,000
Fergus Reid(1)	(8)	over $100,000
Interested:
James F. Higgins	None	$1-$10,000

  1  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

  2  Focus Growth Portfolio ($10,001-$50,000); Growth Portfolio ($10,001-$50,000) and Small Company Growth Portfolio ($10,001-$50,000).

  3  Small Company Growth Portfolio ($50,001-$100,000).

  4  Emerging Markets Portfolio ($50,001-$100,000) and U.S. Real Estate Portfolio ($50,001-$100,000).

  5  Emerging Markets Portfolio ($50,001-$100,000); Emerging Markets Debt Portfolio ($10,001-$50,000); Global Real Estate Portfolio ($10,001-$50,000); International Equity Portfolio ($50,001-$100,000) and Small Company Growth Portfolio ($50,001-$100,000).

  6  Global Franchise Portfolio ($50,001-$100,000).

  7  Emerging Markets Portfolio ($50,001-$100,000); Growth Portfolio ($50,001-$100,000); International Equity Portfolio ($10,001-$50,000); Small Company Growth Portfolio ($50,001-$100,000) and U.S. Real Estate Portfolio ($10,001-$50,000).

  8  Active International Allocation Portfolio (over $100,000); Growth Portfolio (over $100,000); International Equity Portfolio (over $100,000); U.S. Real Estate Portfolio (over $100,000).

As to each Independent Director and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2010, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Compliance and Insurance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the

51

performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

  (1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

  (2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

  (3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

52

During the Fund's fiscal year ended December 31, 2010, the Board of Directors held the following meetings:

Board of Directors	9
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	6

Experience, Qualifications and Attributes. The Board has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA and the Naval Submarine League. Mr. Bowman retired as an Admiral in the U.S. Navy after serving 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy. In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where he also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of the certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also

53

serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a director of iShares Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Directors' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Directors for the Retail Funds and Institutional Funds

The Independent Directors and the Fund's management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to the Fund's Board of Directors. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Retail Funds and the Institutional Funds. Prior to January 1, 2011, each Director (except for the Chairperson of the Board) received an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds.

54

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 ($75,000 prior to January 1, 2011) and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000 ($60,000 prior to January 1, 2011). Other Committee Chairpersons receive an additional annual retainer fee of $31,500 ($30,000 prior to January 1, 2011) and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,750 ($15,000 prior to January 1, 2011). The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 ($420,000 prior to January 1, 2011) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Directors from the Fund for the fiscal year ended December 31, 2010 and the aggregate compensation payable to each of the Fund's Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2010.

	Compensation(1)
Name of Independent Director:	Aggregate Compensation From the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Directors(3)
Frank L. Bowman	$28,222	$215,000
Michael Bozic	29,780	230,000
Kathleen A. Dennis	28,222	215,000
Manuel H. Johnson	33,673	260,000
Joseph J. Kearns	35,628	290,000
Michael F. Klein	28,222	215,000
Michael E. Nugent	51,827	400,000
W. Allen Reed(2)	28,243	215,000
Fergus Reid	29,780	245,000
Name of Interested Director:
James F. Higgins	25,887	200,000

  (1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

  (2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Director deferred compensation from the Fund during the fiscal year ended December 31, 2010: Mr. Kearns, $13,184 and Mr. Reed, $28,243.

55

  (3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2010 before deferral by the Directors under the DC Plan. As of December 31, 2010, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $438,616, $478,362 and $594,829, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2010, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

Name of Independent Director:	Retirement benefits accrued as fund expenses by all adopting funds	Estimated annual benefits upon retirement(1) from all adopting funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	$30,210	$64,338
Michael E. Nugent	$6,805	$57,539

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser, each Sub-Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, New York 10036. As of March 31, 2011, the Adviser, together with its affiliated asset management companies, had approximately $275.8 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from each class of shares of each Portfolio an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses investment related expenses. The fee waivers and/or expense reimbursements for a Portfolio are expected to continue for one

56

year or until such time that the Fund's Board of Directors acts to discontinue such fee waivers and/or expense reimbursements when it deems such action is appropriate.

The following table shows for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or rebated from affiliated transactions for each of the past three fiscal years ended December 31, 2008, 2009 and 2010.

	Advisory Fees Paid (After Fee Waivers and/or Rebate from Affiliated Transactions)						Advisory Fees Waived						Rebate from Affiliated Transactions
Portfolio	Year End December 31, 2010 (000)		Year End December 31, 2009 (000)		Year End December 31, 2008 (000)		Year End December 31, 2010 (000)		Year End December 31, 2009 (000)		Year End December 31, 2008 (000)		Year End December 31, 2010 (000)		Year End December 31, 2009 (000)		Year End December 31, 2008 (000)
Active International Allocation		$2,504		$3,010		$5,271		$567		$280		$202		$53		$32		$83
Advantage		$0	$	*	$	*		$15	$	*	$	*		$1	$	*	$	*
Asian Equity	$	@	$	*	$	*	$	@	$	*	$	*		$0	$	*	$	*
Emerging Markets		$24,777		$20,299		$28,428		$0		$0		$0		$293		$221		$54
Emerging Markets Debt		$144		$80		$0		$207		$170		$278		$3		$3		$3
Focus Growth		$0		$0		$26		$56		$37		$37	$	@		$1	$	@
Global Advantage		$0	$	*	$	*		$0	$	*	$	*		$0	$	*	$	*
Global Discovery		$0	$	*	$	*		$0	$	*	$	*		$0	$	*	$	*
Global Franchise		$653		$722		$812		$74		$11		$15		$4		$4		$5
Global Opportunity		$0	$	*	$	*		$81	$	*	$	*		$1	$	*	$	*
Global Real Estate		$7,189		$4,967		$6,207		$0		$0		$4		$30		$22		$27
Growth		$3,760		$3,299		$5,760		$0		$0		$0		$23		$28		$21
International Advantage		$0	$	*	$	*		$0	$	*	$	*		$0	$	*	$	*
International Equity		$32,158		$27,917		$37,549		$1,307		$336		$0		$116		$209		$187
International Opportunity		$0	$	*	$	*		$39	$	*	$	*	$	@	$	*	$	*
International Real Estate		$3,356		$3,314		$7,422		$0		$0		$0		$10		$13		$24
International Small Cap		$3,654		$3,291		$5,120		$100		$0		$0		$7		$8		$11
Opportunity		$707	$	*	$	*		$0	$	*	$	*		$7	$	*	$	*
Select Global Infrastructure		$0	$	*	$	*		$25	$	*	$	*	$	@	$	*	$	*
Small Company Growth		$12,628		$10,678		$12,703		$1,076		$134		$0		$27		$34		$20
U.S. Real Estate		$7,182		$4,279		$7,210		$0		$0		$0		$39		$20		$37

  *  Not operational for the period.

  @  Amount is less than $500.

57

The following table shows the contractual advisory fee and the maximum expense ratios for each Portfolio.

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Active International Allocation Portfolio	0.65% of the portion of the daily net assets not exceeding $1 billion; 0.60% of the portion of the daily net assets exceeding $1 billion.	0.80%	1.05%	N/A	N/A

Advantage Portfolio	0.75% of the portion of the daily net assets not exceeding $750 million; 0.70% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.65% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.30%	1.30%	1.09%

Asian Equity Portfolio	0.95% of the portion of the daily net assets not exceeding $1 billion; and 0.90% of the daily net assets exceeding $1 billion.	1.45%	1.70%	1.70%	2.20%

Emerging Markets Portfolio	1.25% of the portion of the daily net assets not exceeding $500 million; 1.20% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 1.15% of the portion of the daily net assets exceeding $1 billion but not exceeding $2.5 billion; 1.00% of the daily net assets exceeding $2.5 billion.	1.65%	1.90%	N/A	N/A

Emerging Markets Debt Portfolio	0.75% of the portion of the daily net assets not exceeding $500 million; 0.70% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.65% of the portion of the daily net assets exceeding $1 billion.	0.85%	1.10%	1.10%	1.60%

Focus Growth Portfolio	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.	1.00%	1.25%	N/A	N/A

Global Advantage Portfolio	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.30%	1.55%	1.55%	2.05%

Global Discovery Portfolio	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.35%	1.60%	1.60%	2.10%

Global Franchise Portfolio	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.25%	N/A	N/A

58

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
Global Opportunity Portfolio	0.90% of the portion of the daily net assets not exceeding $750 million; 0.85% of the portion of the daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.25%	1.50%	1.50%	1.55%

Global Real Estate Portfolio	0.85% of daily net assets.	1.05%	1.30%	1.30%	1.80%

Growth Portfolio	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.35% of the portion of the daily net assets exceeding $3 billion.	0.80%	1.05%	N/A	N/A

International Advantage Portfolio	0.90% of the portion of the daily net assets not exceeding $1 billion; and 0.85% of the daily net assets exceeding $1 billion.	1.25%	1.50%	1.50%	2.00%

International Equity Portfolio	0.80% of the portion of the daily net assets not exceeding $10 billion; 0.75% of the portion of the daily net assets exceeding $10 billion.	0.95%	1.20%	N/A	N/A

International Opportunity Portfolio	0.90% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion.	1.15%	1.40%	1.40%	1.90%

International Real Estate Portfolio	0.80% of daily net assets.	1.00%	1.25%	N/A	N/A

International Small Cap Portfolio	0.95% of the portion of the daily net assets not exceeding $1.5 billion; 0.90% of the portion of the daily net assets exceeding $1.5 billion.	1.15%	1.40%	N/A	N/A

Opportunity Portfolio	0.50% of the portion of the daily net assets not exceeding $1 billion; 0.45% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% of the portion of the daily net assets exceeding $3 billion.	0.88%	1.13%	1.13%	1.63%

Select Global Infrastructure Portfolio	0.85% of daily net assets.	1.15%	1.40%	1.40%	1.90%

Small Company Growth Portfolio	0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.80% of the portion of the daily net assets exceeding $1.5 billion.	1.05%	1.30%	N/A	N/A

59

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
U.S. Real Estate Portfolio	0.80% of the portion of the daily net assets not exceeding $500 million; 0.75% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.70% of the portion of the daily net assets exceeding $1 billion.	1.00%	1.25%	N/A	N/A

Investment Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate, International Small Cap and Select Global Infrastructure Portfolios) and Morgan Staley Investment Management Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481 (with respect to the Asian Equity, Emerging Markets, Global Franchise, Global Real Estate, International Equity, International Real Estate and Select Global Infrastructure Portfolios). The Sub-Advisers are wholly owned subsidiaries of Morgan Stanley. The Sub-Advisers provide the relevant Portfolios with investment advisory services subject to the overall supervision of the Adviser and the Fund's officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Portfolios.

Proxy Voting Policy and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix B. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc., with principal offices at 100 Front Street, Suite 400, West Conshohocken, PA 19428-2899, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc., see "Distribution of Shares."

Fund Administration

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2008 ($000)	2009 ($000)	2010 ($000)
Active International Allocation	$685	$409	$385
Advantage	*	*	$2
Asian Equity	*	*	$0
Emerging Markets	$1,962	$1,375	$1,692
Emerging Markets Debt	$29	$27	$38
Focus Growth	$10	$6	$9
Global Advantage	*	*	$0
Global Discovery	*	*	$0

60

	Administrative Fees Paid
Portfolio	2008 ($000)	2009 ($000)	2010 ($000)
Global Franchise	$83	$74	$73
Global Opportunities	*	*	$5
Global Real Estate	$588	$469	$679
Growth	$946	$532	$605
International Advantage	*	*	$0
International Equity	$3,777	$2,846	$3,358
International Opportunity	*	*	$3
International Real Estate	$746	$333	$337
International Small Cap	$433	$278	$317
Opportunity	*	*	$114
Select Global Infrastructure	*	*	$2
Small Company Growth	$1,137	$956	$1,228
U.S. Real Estate	$751	$433	$745

  *  Not operational for the period.

Sub-Administrator. Under an agreement between the Adviser and State Street, State Street provides certain administrative services to the Fund. For such services, the Adviser pays State Street a portion of the administrative fee the Adviser receives from the Fund. The Adviser supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. State Street's business address is One Lincoln Street, Boston, MA 02111-2101.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, acts as the Fund's custodian. State Street is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, State Street employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804, provides dividend disbursing and transfer agency services for the Fund. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, and maintaining shareholder records and lists. Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company Inc. a fee, which has been approved by the Fund's Board of Directors, generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. The Fund and Morgan Stanley Services Company Inc. may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Portfolios. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Morgan Stanley Services Company Inc.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the

61

extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's and/or Sub-Advisers' employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser and/or Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Advisers.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley's financial statements or losses on certain trading positions, investments or holdings.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser and/or Sub-Advisers or their affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Investment Adviser and/or Sub Advisers.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

62

Other Accounts Managed by Portfolio Managers as of December 31, 2010 (unless otherwise indicated)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Active International Allocation
Ann D. Thivierge	4	$964.0 million	1	$508.5 million	70(1)	$5.9 billion(1)
Asian Equity
James Cheng	12	$6.4 billion	6	$3.7 billion	28(2)	$13.7 billion(2)
Advantage, Focus Growth, Global Advantage, Growth, Small Company Growth
Sam G. Chainani	29	$17.5 billion	4	$2.5 billion	12	$917.7 million
David S. Cohen	29	$17.5 billion	4	$2.5 billion	12	$917.7 million
Dennis P. Lynch	29	$17.5 billion	4	$2.5 billion	12	$917.7 million
Armistead B. Nash	29	$17.5 billion	4	$2.5 billion	12	$917.7 million
Alexander T. Norton	29	$17.5 billion	4	$2.5 billion	12	$917.7 million
Jason C. Yeung	29	$17.5 billion	4	$2.5 billion	12	$917.7 million
Emerging Markets
Eric Carlson	7	$4.1 billion	5	$3.7 billion	21(2)	$6.3 billion(2)
James Cheng	12	$6.4 billion	6	$3.7 billion	28(2)	$13.7 billion(2)
Ana Cristina Piedrahita	7	$4.4 billion	6	$4.4 billion	26(3)	$9.0 billion(3)
Paul C. Psaila	8	$4.4 billion	5	$3.7 billion	21(2)	$6.3 billion(2)
Ruchir Sharma	11	$5.4 billion	7	$4.6 billion	21(2)	$6.3 billion(2)
Emerging Markets Debt
Eric J. Baurmeister	7	$2.3 billion	19	$2.2 billion	15(4)	$4.9 billion(4)
Federico L. Kaune	7	$2.3 billion	19	$2.2 billion	15(4)	$4.9 billion(4)
Global Discovery
Burak Alici	1	$1.1 million	0	$0	0	$0
Global Franchise, International Equity
Vladimir Demine	6	$5.5 billion	7	$7.6 billion	44(5)	$11.4 billion(5)
Christian Derold	6	$5.5 billion	7	$7.6 billion	44(5)	$11.4 billion(5)
John S. Goodacre	6	$5.5 billion	7	$7.6 billion	44(5)	$11.4 billion(5)
William D. Lock	6	$5.5 billion	7	$7.6 billion	44(5)	$11.4 billion(5)
Bruno Paulson	6	$5.5 billion	7	$7.6 billion	44(5)	$11.4 billion(5)
Walter B. Riddell	6	$5.5 billion	7	$7.6 billion	44(5)	$11.4 billion(5)
Peter J. Wright	6	$5.5 billion	7	$7.6 billion	44(5)	$11.4 billion(5)
Global Real Estate, International Real Estate
Theodore R. Bigman	15	$5.3 billion	12	$5.6 billion	62(6)	$6.2 billion(6)
Angeline Ho	5	$2.4 billion	10	$6.0 billion	41(7)	$3.5 billion(7)
Michiel te Paske	5	$2.4 billion	10	$5.5 billion	44(8)	$3.7 billion(8)
Sven van Kemenade	5	$2.4 billion	10	$5.5 billion	44(8)	$3.7 billion(8)
Global Opportunity, International Advantage, International Opportunity, Opportunity
Kristian Heugh	4	$315.9 million	1	$1.0 million	0	$0
Alexander Umansky	4	$315.9 million	1	$1.0 million	0	$0
International Small Cap
Alistair Corden-Lloyd	1	$419.3 million	1	$202.4 million	2	$199.5 million
Margaret Naylor	1	$419.3 million	2	$225.0 million	2	$199.5 million
Arthur Pollock	3	$982.4 million	2	$222.9 million	9	$307.2 million
Alexander Vislykh	1	$419.3 million	2	$225.0 million	2	$199.5 million
Select Global Infrastructure
Theodore R. Bigman	15	$5.3 billion	12	$5.6 billion	62(6)	$6.2 billion(6)
Matthew King	4	$485.5 million	1	$26.9 million	0	$0

63

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
U.S. Real Estate
Theodore R. Bigman	15	$5.3 billion	12	$5.6 billion	62	(6)	$6.2 billion(6)

  (1)  Of these other accounts, one account with a total of approximately $124.0 million in assets, had performance-based fees.

  (2)  Of these other accounts, four accounts with total of approximately $1.9 billion in assets, had performance-based fees.

  (3)  Of these other accounts, six accounts with a total of approximately $4.0 billion in assets, had performance-based fees.

  (4)  Of these other accounts, two accounts with a total of approximately $455.2 million in assets, had performance-based fees.

  (5)  Of these other accounts, two accounts with a total of approximately $655.8 million in assets, had performance-based fees.

  (6)  Of these other accounts, 15 accounts with a total of approximately $803.4 million in assets, had performance-based fees.

  (7)  Of these other accounts, seven accounts with a total of approximately $184.5 million in assets, had performance-based fees.

  (8)  Of these other accounts, eight accounts with a total of approximately $225.0 million in assets, had performance-based fees.

Securities Ownership of Portfolio Managers (as of December 31, 2010, unless otherwise noted)

Portfolio and Portfolio Managers	Portfolio Holdings
Active International Allocation
Ann D. Thivierge	$500,001-$1 million
Advantage
Sam G. Chainani	$50,001-$100,000
David S. Cohen	$500,001-$1 million
Dennis P. Lynch	over $1 million
Armistead B. Nash	None
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Asian Equity
James Cheng	None
Emerging Markets
Eric Carlson	$100,001-$500,000
James Cheng	over $1 million
Ana Cristina Piedrahita	$100,001-$500,000
Paul C. Psaila	$100,001-$500,000
Ruchir Sharma	over $1 million
Emerging Markets Debt
Eric Baurmeister	$100,001-$500,000
Federico Kaune	$100,001-$500,000
Focus Growth
Sam G. Chainani	$50,001-$100,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	over $1 million
Armistead B. Nash	$10,001-$50,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$50,001-$100,000
Global Advantage
Sam G. Chainani	None*
David S. Cohen	None*
Dennis P. Lynch	None*
Armistead B. Nash	None*
Alexander T. Norton	None*
Jason C. Yeung	None*

64

Portfolio and Portfolio Managers	Portfolio Holdings
Global Discovery
Burak Alici	$10,001-$50,000
Global Franchise
William D. Lock	over $1 million
Walter B. Riddell	over $1 million
Peter J. Wright	over $1 million
John S. Goodacre	$100,001-$500,000
Christian Derold	$100,001-$500,000
Bruno Paulson	$100,001-$500,000
Vladimir Demine	$10,001-$50,000
Global Opportunity
Kristian Heugh	$500,001-$1 million
Alexander Umansky	$50,001-$100,000
Global Real Estate
Theodore R. Bigman	$500,001-$1 million
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	None
Growth
Sam G. Chainani	$100,001-$500,000
David S. Cohen	$100,001-$500,000
Dennis P. Lynch	over $1 million
Armistead B. Nash	$1-$10,000
Alexander T. Norton	$50,001-$100,000
Jason C. Yeung	$100,001-$500,000
International Equity
William D. Lock	over $1 million
Walter B. Riddell	$500,001-$1 million
Peter J. Wright	over $1 million
John S. Goodacre	$100,001-$500,000
Christian Derold	$100,001-$500,000
Bruno Paulson	$10,001-$50,000
Vladimir Demine	$1-$10,000
International Advantage
Kristian Heugh	None*
Alexander Umansky	None*
International Opportunity
Kristian Heugh	None*
Alexander Umansky	None*
International Real Estate
Theodore R. Bigman	$100,001-$500,000
Angeline Ho	None
Michiel te Paske	None
Sven van Kemenade	None
International Small Cap
Alistair Corden-Lloyd	$50,001-$100,000
Margaret Naylor	$500,001-$1 million
Arthur Pollock	$100,001-$500,000
Alexander Vislykh	$10,001-$50,000
Opportunity
Kristian Heugh	$10,001-$50,000
Alexander Umansky	$10,001-$50,000
Select Global Infrastructure
Theodore R. Bigman	None*
Matthew King	None*

65

Portfolio and Portfolio Managers	Portfolio Holdings
Small Company Growth
Sam G. Chainani	$10,001-$50,000
David S. Cohen	None*
Dennis P. Lynch	$50,001-$100,000
Armistead B. Nash	$50,001-$100,000
Alexander T. Norton	$1-$10,000
Jason C. Yeung	$50,001-$100,000
U.S. Real Estate
Theodore R. Bigman	$500,001-$1 million

  *  Not included in the table above, the portfolio manager has made investments in one or more registered investment companies managed by the same portfolio management team pursuant to a similar strategy.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of each Portfolio.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Fund's legal counsel.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. In addition, to promote the sale of Fund shares, the Fund has adopted a Shareholder Services Plan with respect to the Class P shares of each Portfolio, a Shareholder Services Plan with respect to the Class H shares of the Advantage Portfolio, Asian Equity Portfolio, Emerging Markets Debt Portfolio, Global Advantage Portfolio, Global Discovery Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, International Opportunity Portfolio, Opportunity Portfolio and Select Global Infrastructure Portfolio and a Distribution and Shareholder Services Plan with respect to Class L shares of the Advantage Portfolio, Asian Equity Portfolio, Emerging Markets Debt Portfolio, Global Advantage Portfolio, Global Discovery Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, Opportunity Portfolio and Select Global Infrastructure Portfolio under Rule 12b-1 of the 1940 Act (each, a "Plan"). Under the Plans, each Portfolio pays the Distributor a shareholder services fee of up to 0.25% of the Class P shares' average daily net assets on an annualized basis, and each of the Advantage Portfolio, Asian Equity Portfolio, Emerging Markets Debt Portfolio, Global Advantage Portfolio, Global Discovery Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, International Opportunity Portfolio, Opportunity Portfolio and Select Global Infrastructure Portfolio pays the Distributor a shareholder services fee of up to 0.25% of each of the Class H shares' and Class L shares' average daily net assets on an annualized basis and a distribution fee of 0.50% of the Class L shares' average daily net assets on an annualized basis. Morgan Stanley Distribution, Inc. may retain any portion of the fees it does not expend in meeting its obligations to the Fund. The Distributor may compensate financial intermediaries, plan fiduciaries and administrators, which may or may not be affiliated with Morgan Stanley, for providing distribution-related or shareholder support services, including account maintenance services, to shareholders (including, where applicable, underlying beneficial owners) of the Fund. The Distributor and the Adviser also may compensate third parties out of their own assets.

The Plans for the Class P, Class H and Class L shares were approved by the Fund's Board of Directors, including the Independent Directors, none of whom has a direct or indirect financial interest in the operation of a Plan or in any agreements related thereto.

The following table describes the shareholder servicing fees paid by each Portfolio with respect to its Class P, Class H and Class L shares pursuant to the Plans and the distribution-related expenses for each Portfolio with respect to its Class P, Class H and Class L shares for the fiscal year ended December 31, 2010. To the extent that

66

expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Portfolio	Total Shareholder Servicing Fees Paid by Portfolio	Shareholder Servicing Expenses*	Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Shareholder Servicing Fees)
Class P
Active International Allocation	$36,570	$36,198	$372
Advantage	3	0	3
Asian Equity	3	0	3
Emerging Markets	282,396	277,877	4,519
Emerging Markets Debt	15,510	14,485	1,025
Focus Growth	3,689	2,431	1,258
Global Advantage	3	0	3
Global Discovery	3	0	3
Global Franchise	22,896	22,311	585
Global Opportunity	4	0	4
Global Real Estate	145,838	141,247	4,591
Growth	262,524	258,977	3,547
International Advantage	3	0	3
International Equity	2,584,871	2,562,412	22,459
International Opportunity	197	0	197
International Real Estate	16,240	13,872	2,368
International Small Cap	205,439	205,439	0
Opportunity	1,049	0	1,049
Select Global Infrastructure	73	0	73
Small Company Growth	1,270,943	1,268,577	2,366
U.S. Real Estate	317,466	310,077	7,389
Class H
Advantage	$958	$659	$299
Asian Equity	3	0	3
Emerging Markets Debt	5,506	5,473	533
Global Advantage	5	0	5
Global Discovery	6	0	6
Global Opportunity	11,572	5,788	5,784
Global Real Estate	9,376	8,479	897
International Advantage	3	0	3
International Opportunity	1,185	0	1,185
Opportunity	293,386	296,622	-3,236
Select Global Infrastructure	73	0	73
Class L
Advantage	$434	$130	$304
Asian Equity	8	0	8
Emerging Markets Debt	24,920	24,586	334
Global Advantage	8	0	8
Global Discovery	8	0	8
Global Opportunity	4,954	2,430	2,524
Global Real Estate	28,738	28,617	121
International Advantage	8	0	8
International Opportunity	590	0	590
Opportunity	142,946	170,047	-27,101
Select Global Infrastructure	220	0	220
Total	$5,690,627	$5,656,726	$33,901

  *  Includes payments for distribution and/or shareholder servicing to third parties and affiliated entities.

67

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to the Morgan Stanley channel of Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley ("Morgan Stanley Smith Barney"), certain insurance companies and/or other unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Morgan Stanley channel of Morgan Stanley Smith Barney or the Intermediary, granting the Distributor access to the Morgan Stanley channel of Morgan Stanley Smith Barney or the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Morgan Stanley channel of Morgan Stanley Smith Barney or the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for the Morgan Stanley channel of Morgan Stanley Smith Barney and different Intermediaries. Currently, there are no compensation arrangements in place with other Intermediaries.

With respect to the Morgan Stanley channel of Morgan Stanley Smith Barney, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

  (1)  on Class I and Class P shares of the Portfolios held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 35% of each Portfolio's advisory fees accrued from the average daily net asset value of such shares;

  (2)  on Class P, Class H and Class L shares of the Portfolios held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where the Morgan Stanley channel of Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares; and

  (3)  On Class I, Class P, Class H and Class L shares of the Portfolios held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation as described above by the Morgan Stanley channel of Morgan Stanley Smith Barney may provide the Morgan Stanley channel of Morgan Stanley Smith Barney and its financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which the Morgan Stanley channel of Morgan Stanley Smith Barney does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios or the amount that the Portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by the Morgan Stanley channel of Morgan Stanley Smith Barney as to its compensation.

BROKERAGE PRACTICES

Portfolio Transactions

Morgan Stanley Investment Management Inc., as each Portfolio's investment adviser, is responsible for decisions to buy and sell securities for each Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

68

On occasion, a Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Advisers serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Advisers attempt to equitably allocate purchase and sale transactions among the Portfolios of the Fund and other client accounts. To that end, the Adviser and/or Sub-Advisers consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.

The Adviser and/or Sub-Advisers select the brokers or dealers that will execute the purchases and sales of investment securities for each Portfolio. The Adviser and/or Sub-Advisers effect transactions with those broker-dealers that they believe provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser and/or Sub-Advisers may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund, the Adviser and/or the Sub-Advisers. Services provided may include certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

The Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

69

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended December 31, 2008, 2009 and 2010, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage Commissions Paid

During the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid brokerage commissions of approximately $25,000,314, $13,691,791 and $13,006,131, respectively. During the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid in the aggregate $275,203, $178,702 and $213,013, respectively, in brokerage commissions to Morgan Stanley & Co. Incorporated (the Fund's distributor until April 28, 2005). During the fiscal year ended December 31, 2010, the brokerage commissions paid to Morgan Stanley & Co. Incorporated represented approximately 1.64% of the total brokerage commissions paid by the Fund during the year 2010 and were paid on account of transactions having an aggregate dollar value equal to approximately 2.42% of the aggregate dollar value of all portfolio transactions of the Fund during the year 2010 for which commissions were paid.

During the fiscal years ended December 31, 2008, 2009 and 2010, the Fund paid in the aggregate $0, $0 and $306,743, respectively, as brokerage commissions to Citigroup, Inc. During the fiscal year ended December 31, 2010, the brokerage commissions paid to Citigroup, Inc. represented approximately 2.36% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 2.07% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

For the fiscal year ended December 31, 2010, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2010
		Commissions Paid to Morgan Stanley & Co. Incorporated			Commissions Paid to Citigroup, Inc.
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Active International Allocation	$159,406	$0	0.00%	0.00%	$0	0.00%	0.00%
Advantage	$2,655	$181	6.81%	8.94%	$56	2.10%	1.60%

70

	Brokerage Commissions Paid During Fiscal Year Ended December 31, 2010
		Commissions Paid to Morgan Stanley & Co. Incorporated			Commissions Paid to Citigroup, Inc.
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Asian Equity	$569	$0	0.00%	0.00%	$0	0.00%	0.00%
Emerging Markets	$3,773,907	$129,180	3.42%	5.89%	$190,157	5.04%	4.43%
Emerging Markets Debt	$0	$0	0.00%	0.00%	$0	0.00%	0.00%
Focus Growth	$13,189	$160	1.21%	1.04%	$438	3.32%	4.67%
Global Advantage	$440	$0	0.00%	0.00%	$0	0.00%	0.00%
Global Discovery	$572	$0	0.00%	0.00%	$0	0.00%	0.00%
Global Franchise	$83,928	$655	0.78%	0.41%	$4,748	5.66%	5.04%
Global Opportunity	$8,437	$0	0.00%	0.00%	$0	0.00%	0.00%
Global Real Estate	$835,409	$16,249	1.95%	5.25%	$5,879	0.70%	0.69%
Growth	$491,650	$7,665	1.56%	0.48%	$6,262	1.27%	0.62%
International Advantage	$712	$0	0.00%	0.00%	$0	0.00%	0.00%
International Equity	$4,251,088	$0	0.00%	0.00%	$45,978	1.08%	1.65%
International Opportunity	$8,295	$0	0.00%	0.00%	$0	0.00%	0.00%
International Real Estate	$659,222	$0	0.00%	0.00%	$25,539	3.87%	6.27%
International Small Cap	$848,784	$0	0.00%	0.00%	$14,354	1.69%	1.64%
Opportunity	$69,282	$911	1.32%	1.66%	$0	0.00%	0.00%
Select Global Infrastructure	$7,075	$46	0.64%	0.27%	$0	0.00%	0.00%
Small Company Growth	$1,025,019	$4,545	0.44%	0.49%	$5,169	0.50%	0.57%
U.S. Real Estate	$766,492	$53,421	6.97%	15.21%	$8,161	1.06%	1.19%

For the fiscal years ended December 31, 2009 and 2008, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows. No brokerage commissions were paid to Citigroup, Inc. by any Portfolio during the period from June 1, 2009 to December 31, 2009.

	Brokerage Commission Paid During Fiscal Years Ended December 31, 2009 and 2008
	Fiscal Year Ended December 31, 2009		Fiscal Year Ended December 31, 2008
Portfolio	Total	Morgan Stanley & Co. Incorporated	Total	Morgan Stanley & Co. Incorporated
Active International Allocation	$355,625	$—	$408,695	$—
Advantage	$—	$—	$—	$—
Asian Equity*	$—	$—	$—	$—
Emerging Markets	$4,611,176	$96,921	$10,763,950	$68,379
Emerging Markets Debt	$308	$—	$—	$—
Focus Growth	$2,289	$251	$9,175	$—
Global Advantage*	$—	$—	$—	$—
Global Discovery*	$—	$—	$—	$—
Global Franchise	$47,026	$—	$72,835	$137
Global Opportunity	$—	$—	$—	$—
Global Real Estate	$888,085	$11,119	$1,600,508	$91,053
Growth	$351,906	$18,642	$979,057	$5,840
International Advantage*	$—	$—	$—	$—
International Equity	$3,633,228	$522	$5,798,214	$—
International Opportunity	$—	$—	$—	$—
International Real Estate	$681,219	$7,374	$1,777,676	$77,060
International Small Cap	$1,341,290	$1,561	$993,724	$—
Opportunity	$—	$—	$—	$—
Select Global Infrastructure**	$—	$—	$—	$—
Small Company Growth	$794,728	$—	$1,020,325	$1,921
U.S. Real Estate	$550,508	$22,231	$1,036,892	$24,325

  *  The Portfolio commenced operations on December 28, 2010.

  **  The Portfolio commenced operations on September 20, 2010.

71

Regular Broker-Dealers

The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 2010, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

Portfolio	Regular Broker-Dealer	Value of Portfolio Holding as of December 31, 2010
Active International Allocation	Barclays PLC	$1,161,000
	Credit Suisse First Boston	967,000
	Deutsche Bank AG	934,000
	Nomura Securities	580,000
	Societe Generale	1,237,000
	UBS AG	1,142,000
Global Opportunity	UBS AG	356,000
International Equity	Barclays Capital	80,901,000
	UBS AG	50,595,000
International Opportunity	UBS AG	198,000

Portfolio Turnover

The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Taxes," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 32.5 billion shares of common stock, par value $.001 per share ($.003 with respect to the Emerging Markets Debt Portfolio—Class I, Class P, Class H and Class L shares), from an unlimited number of classes or series of shares. The shares of each Portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see

72

"Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, Portfolios and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolios or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

Each Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, each Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Portfolio's foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the

73

Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Portfolio held the stock for more than a year.

For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

In addition to the requirements described above, in order to qualify as a RIC, a Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders.

General Tax Treatment of Qualifying RICs and Shareholders

Each Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by each Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently 15%). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by a Portfolio from certain U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. Thereafter, each Portfolio's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend paid by a Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

74

Dividends paid to you out of each Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted above) to the extent of each Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, for taxable years beginning before January 1, 2013 the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.

Each Portfolio will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. Each Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

75

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal (as of the date hereof) to 28% (scheduled to increase to 31% after 2012) of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding as notified by the Internal Revenue Service ("IRS"); or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, the Fund and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

A Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Portfolio's treatment of certain other options, futures and forward contracts entered into by a Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Portfolio. The acceleration of income on Section 1256 positions may require a Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Portfolio may be required to dispose of portfolio securities that it otherwise

76

would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Portfolio.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of a Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that each Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and a Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of a Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. A Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Active International Allocation, Asian Equity, Emerging Markets Debt, Emerging Markets, Global Advantage, Global Discovery, Global Franchise, Global Opportunity, Global Real Estate, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap and Select Global Infrastructure Portfolios, it is not expected that a Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on such Portfolios, considering that each Portfolio's investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

Investments in a foreign corporation that are considered to be a passive foreign investment company for federal income tax purposes may cause a Portfolio to accrue certain amounts as taxable income in advance of the receipt of cash.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership ("Foreign Shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or later date if extended by the U.S. Congress), the Fund is not required to withhold any amounts with respect to distributions to Foreign Shareholders that are properly reported by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income is not subject to federal income tax if earned directly

77

by the Foreign Shareholder. However, the Fund generally intends to withhold these amounts regardless of the fact that it was not required to do so. Any amounts withheld from payments made to a Foreign Shareholder are eligible to be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended and the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2011, the following persons or entities owned, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares.

Portfolio	Name and Address	% of Class
Class I

Active International Allocation Portfolio	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	73.49%

Growth Portfolio	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	43.96%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	32.10%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	5.18%

Emerging Markets Portfolio	Mac & Co. FBO NY State Deferred Comp Plan P.O. Box 3198 Pittsburgh, PA 15230	23.85%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	13.67%

78

Portfolio	Name and Address	% of Class
	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	16.77%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	6.12%

	Northern Trust Co. P.O. Box 92994 Chicago, IL 60675	7.45%

Emerging Markets Debt Portfolio	Bell Atlantic Master Trust 295 N Maple Ave. Building 7, 1st Floor Basking Ridge, NJ 07920	7.67%

	Wells Fargo Bank NA FBO Omnibus Account Cash/Reinv PO Box 1533 Minneapolis, MN 55480-1533	45.54%

	Morgan Stanley & Co. FBO X-Entity 5745 P 1595 Broadway New York, NY 10036	8.16%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	10.74%

	Wells Fargo Bank NA FBO Omnibus Account Cash/Reinv PO Box 1533 Minneapolis, MN 55480-1533	8.64%

	National Financial Services 200 Liberty St. New York, NY 10281	8.32%

Focus Growth Portfolio	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	8.25%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	8.95%

	National Financial Services 200 Liberty St. New York, NY 10281	56.18%

Global Franchise Portfolio	Kruger Inc. Master Trust 200 Bay St. 21st Floor Toronto, Ontario Canada 033 M5J2J5	16.25%

79

Portfolio	Name and Address	% of Class
	The Andrew W Mellon Foundation Attn John E Hull 140 East 62nd Street New York, NY 10065-8187	6.40%

	AIG Life of Bermuda, Ltd. Segregated Account Bermuda Alta Advisors Investment Subaccount P.O. Box HM152 American International Building Hamilton, Bermuda	9.24%

	Bireley's Orange Japan SA P.O. Box 3196 Honolulu, HI 96801	7.98%

	Trust Company of Illinois 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515-4007	35.28%

	Trust Company of Illinois 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515-4007	6.42%

Global Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	6.42%

Global Real Estate Portfolio	State Street Bank & Trust co. Trustee of Lockheed Martin Corp. Savings Plan 105 Rosemont Avenue Westwood, MA 02090	6.72%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.86%

	Public Employees Retirement Association of New Mexico 1120 Paseo De Peralta Rm 302 Santa Fe, NM 87501	5.13%

	LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	15.81%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	6.93%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	6.12%

80

Portfolio	Name and Address	% of Class
International Equity Portfolio	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	16.74%

	National Financial Services 200 Liberty St. New York, NY 10281	13.99%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	6.66%

International Opportunity Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

International Real Estate Portfolio	Wells Fargo Bank NA Omnibus Account Cash P.O. Box 1533 Minneapolis, MN 55480-1533	36.41%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	14.42%

	Anthem Health Plus of Kentucky, Inc. 120 Monument Circle Indianapolis, IN 46204	16.89%

	National Financial Services 200 Liberty St. New York, NY 10281	8.25%

	JPMorgan Chase & Co. FBO The Alcon Defined Contribution 4 New York Plaza, 15th Fl New York, NY 10004	8.47%

International Small Cap Portfolio	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	32.70%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	11.68%

	Factory Mutual Insurance Co. P.O. Box 9198 225 Wyman St. Waltham, MA 02451	18.95%

	National Financial Services 200 Liberty St. New York, NY 10281	13.29%

81

Portfolio	Name and Address	% of Class
	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	6.59%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	23.97%

Opportunity Portfolio	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	8.88%

	First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 10750 Wheat First Drive WS1165 Glen Allen, VA 23060-9243	10.29%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	14.43%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	49.02%

Select Global Infrastructure Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Small Company Growth Portfolio	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	37.88%

	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	5.64%

	Frontier Trust Company FBO Asset Mgmt Plan For Affils Ge Cos Po Box 10758 Fargo, ND 58106-0758	5.16%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	5.88%

	National Financial Services 200 Liberty St. New York, NY 10281	5.02%

82

Portfolio	Name and Address	% of Class
U.S. Real Estate Portfolio	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	5.14%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	10.90%

	Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	6.29%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	8.81%

	National Financial Services 200 Liberty St. New York, NY 10281	7.28%

Class P

Active International Allocation Portfolio	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	74.71%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	14.44%

Advantage Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.0%

Growth Portfolio	State of Florida Employees Deferred Compensation Plan P.O. Box 182029 Columbus, OH 43218	44.07%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	19.82%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	9.27%

83

Portfolio	Name and Address	% of Class
	DCGT as TTEE and/or Cust FBO Principal Financial Group Qualified FIA Omnibus Attn: Npio Trade Desk 711 High St. Des Moines, IA 50392-0001	9.88%

Emerging Markets Portfolio	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	81.76%

Emerging Markets Debt Portfolio	National Financial Services 200 Liberty St. New York, NY 10281	65.99%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	13.03%

	Morgan Stanley & Co. FBO Italbank International Inc Plaza Scotia Bank Ste 704 273 Ponce De Leon Ave San Juan PR 00917	12.52%

Focus Growth Portfolio	Norwest Bank Colorado NA FBO Bayonne Hospital 403B Tax Sheltered Plan 8515 E Orchard Rd. Englewood, CO 80111	30.36%

	Morgan Stanley & Co. 8210 SE 33rd Place Mercer Island, WA 98040	14.13%

	Brian T. Marshall 87 Monroe St. Pelham, NY 10803	12.80%

	Hermine Hilton 26666 Seagull Dr. Malibu, CA 90265	12.36%

	Morgan Stanley & Co. 15 Enterprise Aliso Viejo, CA 92656	7.61%

Global Franchise Portfolio	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	60.81%

84

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co FBO International Capital and Management Company LLC 1600 Kongens Gade 00802 St. Thomas FF 00000	13.34%

Global Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Global Real Estate Portfolio	National Financial Services 200 Liberty St. New York, NY 10281	50.24%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	13.94%

	Pershing LLC One Pershing Plaza 14th Fl Jersey City, NJ 07399	22.71%

International Equity Portfolio	National Financial Services 200 Liberty St. New York, NY 10281	83.31%

	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	6.68%

	State Street Bank and Trust Co. As Trustee for the Sodexho 401K EES Retirement Savings & Trust 105 Rosemont Ave. Westwood, MA 02090-2318	5.54%

International Opportunity Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

International Real Estate Portfolio	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	71.63%

International Small Cap Portfolio	National Financial Services 200 Liberty St. New York, NY 10281	97.81%

85

Portfolio	Name and Address	% of Class
Opportunity Portfolio	US Bank NA FBO New Century Capital Portfolio PO Box 1787 Milwaukee, WI 53201-1787	99.50%

Select Global Infrastructure Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Small Company Growth Portfolio	Fidelity Investments Institutional Operations Co. 100 Magellan Way, KW1C Covington, KY 41015	60.94%

	TRowe Price Trust Co. FBO Retirement Plan Clients P.O. Box 17215 Baltimore, MD 21297	7.24%

	State Street Bk & TR as Trustee for The Adventist Healthcare Rtrmnt Pl 105 Rosemont Ave Westwood, MA 02090-2318	5.53%

U.S. Real Estate Portfolio	Searless Valley Minerals Ops Inc PO Box 419784 Kansas City, MO 64141-6784	5.07%

	The Union Central Life Insurance Co. 1876 Waycross Rd. Cincinnati, OH 45240	34.12%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	11.81%

	Ameritas Life Insurance Corp Separate Account G 5900 O St. Lincoln, NE 68510-2234	9.45%

	National Financial Services 200 Liberty St. New York, NY 10281-1003	16.01%

Class H

Emerging Markets Debt Portfolio	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	93.60%

86

Portfolio	Name and Address	% of Class
	Morgan Stanley & Co. 8A 1 West 64th Street New York, NY 10023-6745	6.40%

Global Opportunity	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	10.81%

	Pershing LLC One Pershing Plaza 14th Fl Jersey City, NJ 07399	7.02%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.00%

Global Real Estate Portfolio	Oppenheimer & Co. Inc. FBO The City College 21st Century Foundation Inc 138th Street & Convent Ave Rm W112 New York, NY 10031	25.96%

	Oppenheimer & Co. Inc. 2005 Revocable Trust Scott Schoen TTEE UAD 5/25/2005 PAS/MS 191 Kings Grant Rd.	14.72%

	Oppenheimer & Co. Inc. UAD 03/20/1998 PAS David Crane TTEE 16030 Ventura Blvd Ste. 380 Encino, CA 91436-2778	7.70%

	Morgan Stanley & Co. PO Box 365 Prescott, WI 54021-0365	8.11%

International Opportunity Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	14.02%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	72.79%

	David Cohen 19 Appleton Place Glen Rice, NJ 07028-2201	13.19%

87

Portfolio	Name and Address	% of Class
Opportunity Portfolio	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	16.58%

	Pershing LLC One Pershing Plaza 14th Fl Jersey City, NJ 07399	8.68%

	First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 10750 Wheat First Drive WS1165 Glen Allen, VA 23060-9243	8.30%

	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	7.38%

Select Global Infrastructure Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Class L

Emerging Markets Debt Portfolio	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	98.71%

Global Opportunity	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	22.90%

	Pershing LLC One Pershing Plaza 14th Fl Jersey City, NJ 07399	5.09%

	First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 10750 Wheat First Drive WS1165 Glen Allen, VA 23060-9243	5.18%

	Edward D Jones & Co. Custodian 12055 County Road 1560 ADA, OK 74820-0837	5.27%

	State Street Bank & Trust Co. Cust SEP A/C Kevin G Williams 4109 Cato Rd. Nashville, TN 37218-3712	11.48%

88

Portfolio	Name and Address	% of Class
	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	6.96%

	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	11.27%

Global Real Estate	Morgan Stanley & Co. FBO Randi Sellari 210 East Laurier Place Bryn Mawr, PA 19010	9.50%

	Morgan Stanley & Co. FBO Howden Consultants Inc MGRLX Lima 248 PO Box 025645 Miami, FL 33102	11.00%

	Morgan Stanley & Co. FBO John S. Coates 1101 Red Rose Ln Villanova, PA 19085	5.31%

	Morgan Stanley FBO Itschak Friedman & Ana Friedman JTEN MGRLX 3720 N 37th Terrace Hollywood, FL 33021-2500	5.16%

International Opportunity Portfolio	Morgan Stanley Investment Management One Tower Bridge 100 Front St. West Conshohocken, PA 19428	100.00%

Opportunity Portfolio	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246	9.90%

	First Clearing LLC Special Custody Acct For The Exclusive Benefit of Customer 10750 Wheat First Drive WS1165 Glen Allen, VA 23060-9243	7.93%

	Pershing LLC One Pershing Plaza 14th Fl Jersey City, NJ 07399	5.10%

	Morgan Stanley & Co. Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311	21.80%

	Citigroup Global Markets Inc. 333 West 34th Street—3rd Fl New York, NY 10901	11.22%

89

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

The average annual compounded rates of return (unless otherwise noted) for the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2010 and for the period from inception through December 31, 2010 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	8.95%	3.84%	4.46%	6.53%
Class P	01/02/96	8.69%	3.57%	4.19%	5.76%
Advantage* Class I	06/30/08	20.23%	N/A	N/A	4.49%
Class H	06/30/08	20.05%	N/A	N/A	4.26%
Class L	06/30/08	20.39%	N/A	N/A	4.27%
Emerging Markets Class I	09/25/92	18.49%	11.34%	14.78%	10.42%
Class P	01/02/96	18.20%	11.06%	14.49%	9.49%
Emerging Markets Debt Class I	02/01/94	15.07%	8.18%	11.26%	10.42%
Class P	01/02/96	14.88%	7.89%	11.00%	10.76%
Class H	01/02/08	14.86%	N/A	N/A	8.18%
Class L	06/16/08	14.18%	N/A	N/A	8.69%
Focus Growth Class I	03/08/95	28.23%	5.92%	2.87%	11.05%
Class P	01/02/96	27.86%	5.64%	2.61%	8.84%
Global Franchise Class I	11/28/01	14.07%	6.99%	N/A	11.02%
Class P	11/28/01	13.83%	6.72%	N/A	10.72%
Global Opportunity* Class I	05/30/08	29.10%	N/A	N/A	5.99%
Class H	05/30/08	28.83%	N/A	N/A	5.77%
Class L	05/30/08	28.49%	N/A	N/A	5.65%
Global Real Estate Class I	08/30/06	20.22%	N/A	N/A	0.16%
Class P	08/30/06	19.90%	N/A	N/A	-0.12%
Class H	01/02/08	19.96%	N/A	N/A	-2.41%
Class L	06/16/08	19.26%	N/A	N/A	-1.58%
Growth Class I	04/02/91	23.11%	4.81%	2.07%	9.36%
Class P	01/02/96	22.79%	4.57%	1.82%	7.53%
International Equity Class I	08/04/89	6.08%	3.02%	5.48%	9.36%
Class P	01/02/96	5.78%	2.76%	5.23%	8.43%
International Real Estate Class I	10/01/97	9.51%	0.65%	11.14%	9.23%
Class P	10/01/97	9.26%	0.41%	10.86%	8.96%

90

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
International Small Cap Class I	12/15/92	15.72%	1.04%	7.97%	10.00%
Class P	10/21/08	15.41%	N/A	N/A	19.94%
Opportunity* Class I	08/12/05	19.64%	6.47%	N/A	7.94%
Class H	05/28/98	19.30%	6.20%	2.20%	4.03%
Class L	05/28/98	18.57%	5.41%	1.50%	3.31%
Small Company Growth Class I	11/01/89	27.20%	4.76%	5.32%	11.40%
Class P	01/02/96	26.86%	4.47%	5.06%	10.33%
U.S. Real Estate Class I	02/24/95	29.86%	3.83%	11.37%	13.16%
Class P	01/02/96	29.51%	3.57%	11.07%	12.16%

†    Performance information for the Class I, Class P and Class L shares of the Asian Equity, Global Advantage, Global Discovery, International Advantage, International Opportunity and Select Global Infrastructure Portfolios will be provided once the Portfolios have completed a full calendar year of operations. Performance information for the Class P shares of Advantage, Global Opportunity and Opportunity Portfolios will be provided once the Class P shares of the Portfolios have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I, Class H and Class L shares, as applicable, for periods prior to May 21, 2010 reflects the performance of the Class I, Class A and Class C shares of the applicable Predecessor Fund.

The average annual compounded rates of return, inclusive of a maximum sales charge of 3.50% for Emerging Markets Debt Portfolio and 4.75% for Advantage, Global Real Estate, Global Opportunity and Opportunity Portfolios, of the Class H shares of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2010 and for the period from inception through December 31, 2010 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Advantage* Class H	06/30/08	14.37%	N/A	N/A	2.25%
Emerging Markets Debt Class H	01/02/08	10.84%	N/A	N/A	6.89%
Global Real Estate Class H	01/02/08	14.27%	N/A	N/A	-3.99%
Global Opportunity* Class H	05/30/08	22.66%	N/A	N/A	3.80%
Opportunity* Class H	05/28/98	13.62%	5.18%	1.71%	3.63%

†    Performance information for the Class H shares of the Asian Equity, Global Advantage, Global Discovery, International Advantage, International Opportunity and Select Global Infrastructure Portfolios will be provided once the Portfolios have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class H shares for periods prior to May 21, 2010 reflects the performance of the Class A shares of the applicable Predecessor Fund.

91

The average annual compounded rates of return (after taxes on distributions) (unless otherwise noted) for the Class I Shares (with the exception of Opportunity Portfolio which shows results for Class H Shares) of the Portfolios for the 1-, 5- and 10- year periods ended December 31, 2010 and for the period from inception through December 31, 2010 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	8.79%	3.08%	3.82%	5.01%
Advantage* Class I	06/30/08	20.17%	N/A	N/A	4.18%
Emerging Markets Class I	09/25/92	18.53%	9.78%	13.97%	9.45%
Emerging Markets Debt Class I	02/01/94	10.58%	5.81%	8.55%	4.70%
Focus Growth Class I	03/08/95	28.23%	5.90%	2.80%	8.63%
Global Opportunity* Class I	05/30/08	29.10%	N/A	N/A	5.99%
Global Franchise Class I	11/28/01	13.68%	5.82%	N/A	10.10%
Global Real Estate Class I	08/30/06	19.59%	N/A	N/A	-0.74%
Growth Class I	04/02/91	23.11%	4.76%	2.00%	7.76%
International Equity Class I	08/04/89	5.98%	1.41%	4.14%	7.70%
International Real Estate Class I	10/01/97	9.17%	-0.39%	10.07%	8.24%
International Small Cap Class I	12/15/92	15.78%	-0.52%	6.55%	8.47%
Opportunity Class H	05/28/98	13.62%	5.18%	1.71%	3.41%
Small Company Growth Class I	11/01/89	27.20%	4.34%	4.87%	8.92%
U.S. Real Estate Class I	02/24/95	29.27%	-0.55%	7.40%	9.27%

†    Performance information for the Class I and Class P shares of the Asian Equity, Global Advantage, Global Discovery, International Advantage, International Opportunity and Select Global Infrastructure Portfolios will be provided once the Portfolios have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I shares for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.

The average annual compounded rates of return (after taxes on distributions and redemptions) (unless otherwise noted) for the Class I shares (with the exception of Opportunity Portfolio which shows results for Class H shares) of the Portfolios for the 1-, 5- and 10-year periods ended December 31, 2010 and for the period from inception through December 31, 2010 are as follows:

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Active International Allocation Class I	01/17/92	6.42%	3.22%	3.69%	4.93%
Advantage* Class I	06/30/08	13.22%	N/A	N/A	3.65%
Emerging Markets Class I	09/25/92	12.39%	9.70%	13.33%	9.11%

92

Name of Portfolio†	Inception Date	One Year	Average Annual Five Years	Average Annual Ten Years	Average Annual Since Inception
Emerging Markets Debt Class I	02/01/94	9.74%	5.61%	8.16%	4.97%
Focus Growth Class I	03/08/95	18.35%	5.11%	2.45%	8.27%
Global Opportunity* Class I	05/30/08	18.91%	N/A	N/A	5.10%
Global Franchise Class I	11/28/01	9.92%	5.88%	N/A	9.69%
Global Real Estate Class I	08/30/06	13.42%	N/A	N/A	-0.30%
Growth Class I	04/02/91	15.02%	4.13%	1.76%	7.37%
International Equity Class I	08/04/89	4.39%	2.55%	4.57%	7.78%
International Real Estate Class I	10/01/97	7.06%	0.38%	9.62%	7.89%
International Small Cap Class I	12/15/92	10.40%	1.08%	7.00%	8.60%
Opportunity Class H	05/28/98	8.85%	4.46%	1.47%	3.04%
Small Company Growth Class I	11/01/89	17.68%	4.05%	4.56%	8.72%
U.S. Real Estate Class I	02/24/95	19.36%	0.84%	7.63%	9.29%

†    Performance information for the Class I and Class P shares of the Asian Equity, Global Advantage, Global Discovery, International Advantage, International Opportunity and Select Global Infrastructure Portfolios will be provided once the Portfolios have completed a full calendar year of operations.

*    Performance shown for each Portfolio's Class I shares for periods prior to May 21, 2010 reflects the performance of the Class I shares of the applicable Predecessor Fund.

Calculation of Yield For Emerging Markets Debt Portfolio

The current yields for the Emerging Markets Debt Portfolio for the 30-day period ended December 31, 2010 were as follows:

Portfolio Name	Class I Shares	Class P Shares	Class H Shares	Class L Shares
Emerging Markets Debt	5.07%	4.81%	4.65%	4.29%

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended December 31, 2010, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

93

This page intentionally left blank

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies ("MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

A-1

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

A-2

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.  We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.   Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

A-3

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

A-4

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

A-5

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

A-6

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues.

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A-7

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

A-8

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Revised September 30, 2010

A-9

This page intentionally left blank

APPENDIX B

DESCRIPTION OF RATINGS

Description of Commercial Paper and Bond Ratings

I.   Excerpts From Moody's Description of Bond Ratings:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics. Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. B—Obligations rated B are considered speculative and subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

II.   Excerpts From S&P's Description of Bond Ratings:

AAA: Bonds rated AAA have the highest rating assigned by S&P's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA—Bonds rated AA differ from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A—Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB—An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B—An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC—An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC—An obligation rated 'CC' is currently highly vulnerable to nonpayment. C—A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to D upon completion of a distressed exchange

B-1

offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

III.  Description of Moody's Ratings of State and Municipal Notes: Moody's ratings for state and municipal notes and other short-term obligations are designated as Municipal Investment Grade ("MIG") and are divided into the following levels: MIG-1—superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing; MIG-2—strong credit quality with margins of protection that are ample although not so large as in the preceding group; MIG-3—acceptable credit quality, with liquidity and cash-flow protection which may be narrow and market access for re-financing that is likely to be less well-established; SG—denotes speculative-grade credit quality and debt instruments that may lack sufficient margins of protection.

IV.   Description of Moody's Highest Commercial Paper Rating: Prime-1 ("P-1") -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

V.   Excerpt From S&P's Rating of Municipal Note Issues: An S&P municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. Determining which type of rating, if any, to assign S&P's analysis will review the following considerations: (i) Amortization schedule: the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (ii) Source of payment: the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows: SP-l—strong capacity to pay principal and interest, with a designation of SP-1+ indicating a very strong capacity to pay debt service; SP-2—satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes; SP-3—speculative capacity to pay principal and interest.

VI.   Description of S&P's Highest Commercial Paper Ratings: A-l—The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, obligations designated with a plus sign indicate that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

VII. Excerpts from Fitch's Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. This rating denotes the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. This rating denotes expectations of very low default risk. They indicate very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. This rating denotes expectations of low default risk. The capacity for payment of financial conditions is considered strong but may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. This rating indicates that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Bonds are considered speculative. This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Bonds rated in this category and below are not investment grade.

B: Bonds are considered highly speculative. This rating indicates that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Bonds are considered a substantial credit risk and default is a real possibility.

CC: Bonds are considered a very high level of credit risk and default of some kind appears probable.

C: Bonds are at exceptionally high levels of credit risk and default is imminent or inevitable, or the issuer is in standstill.

B-2

D: Indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below B.

B-3

[Insert Acquiring Funds' Statements of Additional Information dated August 23, 2011]

June 14, 2011

Supplement

SUPPLEMENT DATED JUNE 14, 2011 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley European Equity Fund Inc., dated February 28, 2011
Morgan Stanley Flexible Income Trust, dated February 28, 2011
Morgan Stanley Focus Growth Fund, dated April 29, 2011
Morgan Stanley Global Infrastructure Fund, dated April 29, 2011
Morgan Stanley Global Strategist Fund, dated November 30, 2010
Morgan Stanley International Fund, dated February 28, 2011
Morgan Stanley International Value Equity Fund, dated December 31, 2010
Morgan Stanley Mid Cap Growth Fund, dated January 31, 2011
Morgan Stanley Mortgage Securities Trust, dated February 28, 2011
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2011
Morgan Stanley Real Estate Fund, dated March 31, 2011
Morgan Stanley Special Growth Fund, dated June 30, 2010
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2011
(collectively, the "Funds")

Effective June 7, 2011, Arthur Lev replaced Sara Furber as President and Principal Executive Officer of the Funds. The following information hereby replaces in its entirety the biographical information for Ms. Furber contained in each Fund's Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (49) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2011

Morgan Stanley
Real Estate Fund

Share Class	Ticker Symbol
Class A	REFAX

Class B	REFBX

Class C	REFCX

Class I	REFDX

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated March 31, 2011) for Morgan Stanley Real Estate Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended November 30, 2010, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Real Estate Fund
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Investment Strategies and Risks	4

	C. Fund Policies/Investment Restrictions	18

	D. Disclosure of Portfolio Holdings	20

III.	Management of the Fund	23

	A. Board of Trustees	23

	B. Management Information	24

	C. Compensation	33

IV.	Control Persons and Principal Holders of Securities	35

V.	Investment Advisory and Other Services	35

	A. Investment Adviser and Administrator	35

	B. Principal Underwriter	36

	C. Services Provided by the Investment Adviser and Administrator	36

	D. Dealer Reallowances	37

	E. Rule 12b-1 Plan	37

	F. Other Service Providers	40

	G. Fund Management	41

	H. Codes of Ethics	42

	I. Proxy Voting Policy and Proxy Voting Record	42

	J. Revenue Sharing	42

VI.	Brokerage Allocation and Other Practices	44

	A. Brokerage Transactions	44

	B. Commissions	44

	C. Brokerage Selection	45

	D. Regular Broker-Dealers	46

VII.	Capital Stock and Other Securities	47

VIII.	Purchase, Redemption and Pricing of Shares	47

	A. Purchase/Redemption of Shares	47

	B. Offering Price	48

IX.	Taxation of the Fund and Shareholders	49

X.	Underwriters	52

XI.	Performance Data	52

XII.	Financial Statements	53

XIII.	Fund Counsel	53

Appendix A Proxy Voting Policy and Procedures		A-1

2

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors'' — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Real Estate Fund, a registered open-end investment company.

"Independent Trustees'' — Trustees who are not "interested persons'' (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Investment Adviser'' — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co.'' — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds'' — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Transfer Agent'' — Morgan Stanley Services Company Inc., a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees'' — The Board of Trustees of the Fund.

3

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 23, 1998, with the name Morgan Stanley Dean Witter Real Estate Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Real Estate Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, non-diversified, management investment company whose investment objectives are to provide high current income and long-term capital appreciation through investments primarily in companies in the real estate industry.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Fund's Investment Objectives, Strategies and Risks."

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by United States Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

4

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Investment Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

5

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While

6

the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

7

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to

8

be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to earmark cash or liquid assets or maintain segregated cash or liquid assets in order to cover futures transactions. The Fund will earmark cash or liquid assets or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into forward contracts. The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

9

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

10

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or SAI. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Money Market Securities. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may

11

include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

12

Zero Coupon Treasury Securities. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the United States Securities and Exchange Commission ("SEC") thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Real Estate Investment Trusts ("REITs").  REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITS are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating

13

expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 25% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

14

When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Private Placements and Restricted Securities. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity. The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Convertible Securities. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

15

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objectives.

Up to 10% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Foreign Investment. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Investment Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by any issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of

16

these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market or developing countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts

17

may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Warrants and Subscription Rights. The Fund may aquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing it.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

Investment Company Securities.  Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

C. Fund Policies/Investment Restrictions

The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

18

The Fund will:

1. Seek high current income and long-term capital appreciation through investments primarily in companies in the real estate industry.

The Fund will not:

1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will invest 25% or more of its assets in securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, except that the Fund may invest in real estate limited partnership interests.

3. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

5. Purchase or sell physical commodities unless required as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options by the Fund and collateral arrangements with respect to initial or variation margin for futures by the Fund are not deemed to be pledges of assets.)

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Make short sales of securities, except short sales against the box.

2. Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

19

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information quarterly, at least 30 calendar days after the end of each calendar quarter; and

•  top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be

20

provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive infor-mation pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarterly end

CTC Consulting, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

21

Name	Information Disclosed	Frequency(1)	Lag Time
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, repectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis), and (iv) members of the Board of Trustees (on an as needed basis).

22

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or a designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) in accordance with the recordkeeping policy of Morgan Stanley Investment Management and its affiliates ("MSIM"). The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General. The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

23

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the
"non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage valuation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact it has on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees. The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which,

24

in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2010) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of B.P. p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

25

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

26

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

27

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2010) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (63) c/o Morgan Stanley Trust Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Investment Adviser and various entities affiliated with the Investment Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008) with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since October 2004	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment Adviser and Morgan Stanley Investment Management Inc. (since April 2007).

***  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

28

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

***  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2010, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2010)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	$1 - $10,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees

29

serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample

30

number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended November 30, 2010, the Board of Trustees held the following meetings:

Board of Trustees	9
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of B.P. p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA and the Naval Submarine League. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally,

31

Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy. In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, he has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a director of iShares, Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

32

Mr. Reid has served on a number of mutual fund boards, including as a trustee and director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Retail Funds and the Institutional Funds. Prior to January 1, 2011, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 ($75,000 prior to January 1, 2011) and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000 ($60,000 prior to January 1, 2011). Other Committee Chairpersons receive an additional annual retainer fee of $31,500 ($30,000 prior to January 1, 2011) and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,750 ($15,000 prior to January 1, 2011). The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated

33

on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 ($400,000 prior to January 1, 2011) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended November 30, 2010 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2010.

Compensation(1)

Name of Independent Trustee:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$86	$215,000
Michael Bozic	91	230,000
Kathleen A. Dennis	86	215,000
Manuel H. Johnson	103	260,000
Joseph J. Kearns	109	290,000
Michael F. Klein	86	215,000
Michael E. Nugent	158	400,000
W. Allen Reed(2)	86	215,000
Fergus Reid	91	245,000
Name of Interested Trustee:
James F. Higgins	79	200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended November 30, 2010: Mr. Kearns, $40 Mr. Reed, $86.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2010 before deferral by the Trustees under the DC Plan. As of December 31, 2010, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $438,616, $478,362 and $594,829, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

34

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2010, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	30,210	64,338
Michael E. Nugent	6,805	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of March 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311—69.11%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of March 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311—70.38%; First Clearing, LLC, A/C 1699-0135 Special Custody Account for the Exclusive Benefit of Customers, 2801 Market St, Saint Louis, MO 63103-2523—6.79%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of March 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311—78.25%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of March 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311—88.33%; Merrill Lynch Pierce Fenner & Smith Inc., for the sole benefit of its customers, # 202754857, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246-6484—9.40%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Investment Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Investment Adviser, the Fund has retained the Investment Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day: 0.80% of the portion of daily net assets not exceeding $500 million; 0.75% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.70% of the portion of daily net assets

35

exceeding $1 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

For the fiscal years ended November 30, 2008, 2009 and 2010, the Fund paid total compensation under the Investment Advisory Agreement in the amounts of $554,313, $220,180 and $293,549, respectively. For the fiscal years ended November 30, 2008, 2009 and 2010, advisory fees paid reflect the reduction of $2,009, $789 and $1,036, respectively, relating to the Fund's short-term cash investments in Morgan Stanley Institutional Liquidity Funds—Money Market Portfolio—Institutional Class.

For the fiscal years ended November 30, 2008, 2009 and 2010, the Fund paid compensation under the Administration Agreement in the amounts of $55,632, $22,097 and $29,458, respectively.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Investment Adviser and Administrator

The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

36

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs'') imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

37

Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below.

	2010		2009		2008
Class A	FSCs:(1)	$25,061	FSCs:(1)	$18,752	FSCs:(1)	$10,862
	CDSCs:	$479	CDSCs:	$1,539	CDSCs:	$315
Class B	CDSCs:	$3,111	CDSCs:	$7,357	CDSCs:	$32,156
Class C	CDSCs:	$2,080	CDSCs:	$137	CDSCs:	$335

(1)  FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended November 30, 2010, Class A, Class B and Class C shares of the Fund made payments under the Plan amounting to $56,073, $73,919 and $64,298, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon (''carrying charge''). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate'') has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B and Class C shares and in servicing shareholder accounts. Reimbursement will

38

be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, 1.00%, in the case of Class B, and 1.00% in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 2010 to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) 0.00% ($0) — advertising and promotional expenses; (ii) 0.00% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100.00% ($21,064) — other expenses, including the gross sales credit and the carrying charge, of which 0.00% ($0) represents carrying charges, 41.40% ($8,721) represents commission credits to Morgan Stanley Smith Barney and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 58.60% ($12,343) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended November 30, 2010 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $3,173,740 as of November 30, 2010 (the end of the Fund's fiscal year), which was equal to approximately 54.72% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale totaled $46 in the case of Class A at December 31, 2010 (the end of the calendar year) which amount was equal to approximately 0.0002% of the net assets of Class A on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class C on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

39

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Services Company Inc. is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

40

G. Fund Management

Other Accounts Managed by the Portfolio Manager

As of November 30, 2010, Theodore R. Bigman managed 15 registered investment companies with a total of approximately $5.0 billion in assets; 12 pooled investment vehicles other than registered investment companies with a total of approximately $5.2 billion in assets; and 62 other accounts (including accounts managed under certain "wrap fee programs") with a total of approximately $5.8 billion in assets. Of these other accounts, 15 accounts with a total of approximately $759.2 million in assets had performance based fees.

Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, the portfolio manager receives base salary compensation based on the level of his position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, the portfolio manager may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley's financial statement or losses on certain trading positions, investments or holdings.
• Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

41

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Investment Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Manager

As of November 30, 2010, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Theodore R. Bigman: None*

*  Not included in the table above, the portfolio manager has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

H. Codes of Ethics

The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley Smith Barney and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current

42

or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney receives a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, B and C shares held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where the Morgan Stanley channel of Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record:

•  An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•  An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)  On Class I shares held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where the Morgan Stanley channel of Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record:

•  A gross sales credit of 0.25% of the amount sold and an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares; or

•  An ongoing annual fee in an amount up to 35% of the advisory fee the Investment Adviser receives based on the average daily net assets of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A, B, C and I shares held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)  On any shares held in an account through certain 401(k) platforms in the Morgan Stanley channel of Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, B and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)  On Class I shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

•  A gross sales credit of 0.25% of the amount sold; and

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

43

•  An ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney or other Intermediaries may provide Morgan Stanley Smith Barney and such other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley Smith Barney or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney or another Intermediary as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

During the fiscal years ended November 30, 2008, 2009 and 2010, the Fund paid a total of $53,787, $31,961 and $24,055, respectively, in brokerage commissions.

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

During the fiscal years ended November 30, 2008, 2009 and 2010, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges, as well as transactions in futures contracts and options on futures contracts, may be effected through Morgan Stanley & Co., Citigroup, Inc. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

44

During the fiscal years ended November 30, 2008, 2009 and 2010, the Fund paid $681, $172 and $400, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended November 30, 2010, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.66% of the total brokerage commissions paid by the Fund during the year and were paid on account transactions having an aggregate dollar value equal to approximately 2.88% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

During the period June 1, 2009 through November 30, 2009, the Fund did not pay brokerage commissions to Citigroup, Inc. During the fiscal year ended November 30, 2010, the Fund paid a total of $26 in brokerage commissions to Citigroup, Inc. During the fiscal year ended November 30, 2010, the brokerage commissions paid to Citigroup, Inc. represented approximately 0.11% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.24% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those broker-dealers that the Investment Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Investment Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser. Services provided may include certain research services (as described below) as well as effecting securities transactions and performing functions incidental thereto (such as clearance settlement and custody).

The Investment Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Investment Adviser and its affiliated investment advisers select approved equity brokers (which include the Investment Adviser's affiliates) for execution services, and after accumulation of commissions at such brokers, the Investment Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Investment Adviser and its affiliated investment advisers. Generally, the Investment Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Investment Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Investment Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

45

The Investment Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Investment Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Investment Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. The Investment Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

Certain investment professionals and other employees of the Investment Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Investment Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Investment Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Investment Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Investment Adviser effects transactions for a particular account may be used by the Investment Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Investment Adviser, and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Regular Broker-Dealers

During the fiscal year ended November 30, 2010, the Fund did not purchase any securities issued by issuers who were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At November 30, 2010, the Fund did not own any securities issued by any of such issuers.

46

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the

47

Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan.'' The price of Fund shares, called "net asset value,'' is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be

48

used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a

49

4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains (however, REIT income dividends are generally not eligible for such reduced rate). However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions received from REITs held by the Fund are generally comprised of income dividends and capital gains dividends, and may also include return of capital distributions. The Fund generally passes along to shareholders such REIT distributions retaining the same character and are subject to tax accordingly as described above. The Fund may need to estimate (based upon REIT information sources available to the Fund together with any actual IRS Form 1099s received) the character of distributions paid to shareholders from REIT distributions if this information is not available from the REITs until after the Fund's fiscal year end. In addition, after the calendar year-end, REITs may recharacterize the nature of the distributions paid during that year, with the result that distributions previously identified as income are recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, the Fund will be required to adjust to actual any estimates previously recorded. As a result, the composition of the Fund's distributions as reported may initially differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099.

50

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short-term capital gains. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or later date if extended by the U.S. Congress), the Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above. Foreign shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received or the fair market value of any property received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

51

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and receives securities that are considered substantially identical to the Fund's shares or reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan.''

XI. PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended November 30, 2010

Class	Inception Date:	1 Year	5 Years	10 Years	Life of Fund
Class A	04/28/99	26.38%	1.58%	10.52%	10.11%
Class B	04/28/99	27.37%	1.76%	10.44%*	10.03%*
Class C	04/28/99	31.38%	1.91%	10.28%	9.78%
Class I	04/28/99	33.76%	2.94%	11.39%	10.91%

Average annual returns assuming NO deduction of sales charge
Period Ended November 30, 2010

Class	Inception Date:	1 Year	5 Years	10 Years	Life of Fund
Class A	04/28/99	33.38%	2.68%	11.12%	10.62%
Class B	04/28/99	32.37%	1.88%	10.44%*	10.03%*
Class C	04/28/99	32.38%	1.91%	10.28%	9.78%
Class I	04/28/99	33.76%	2.94%	11.39%	10.91%

Aggregate total returns assuming NO deduction of sales charge
Period Ended November 30, 2010

Class	Inception Date:	1 Year	5 Years	10 Years	Life of Fund
Class A	04/28/99	33.38%	14.13%	187.00%	222.35%
Class B	04/28/99	32.37%	9.74%	169.90%*	202.93%*
Class C	04/28/99	32.38%	9.94%	165.94%	195.08%
Class I	04/28/99	33.78%	15.57%	194.10%	232.14%

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

52

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended November 30, 2010

Calculation Methodology	Inception Date:	1 Year	5 Years	10 Years		Life of Fund
After taxes on distributions	04/28/99	27.14%	–1.74%	7.80	%*	7.52	%*
After taxes on distributions and redemptions	04/28/99	17.79%	1.22%	8.69	%*	8.26	%*

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended November 30, 2010, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

*****

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

53

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies ("MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and

A-1

those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by

A-2

NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.  We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

A-3

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.   Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

A-4

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

A-5

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

A-6

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

A-7

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues.

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and

A-8

ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

A-9

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Revised September 30, 2010

A-10

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley

Special Growth Fund

Share Class	Ticker Symbol
Class A	SMPAX

Class B	SMPBX

Class C	SMPCX

Class I	SMPDX

June 30, 2011

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated June 30, 2011) for Morgan Stanley Special Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended February 28, 2011, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders . A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Special Growth Fund
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Investment Strategies and Risks	4

	C. Fund Policies/Investment Restrictions	21

	D. Disclosure of Portfolio Holdings	22

III.	Management of the Fund	26

	A. Board of Trustees	26

	B. Management Information	27

	C. Compensation	36

IV.	Control Persons and Principal Holders of Securities	37

V.	Investment Advisory and Other Services	38

	A. Investment Adviser and Administrator	38

	B. Principal Underwriter	38

	C. Services Provided by the Investment Adviser and Administrator	39

	D. Dealer Reallowances	40

	E. Rule 12b-1 Plan	40

	F. Other Service Providers	43

	G. Fund Management	43

	H. Codes of Ethics	45

	I. Proxy Voting Policy and Proxy Voting Record	45

	J. Revenue Sharing	45

VI.	Brokerage Allocation and Other Practices	47

	A. Brokerage Transactions	47

	B. Commissions	47

	C. Brokerage Selection	48

	D. Regular Broker-Dealers	49

VII.	Capital Stock and Other Securities	49

VIII.	Purchase, Redemption and Pricing of Shares	50

	A. Purchase/Redemption of Shares	50

	B. Offering Price	51

IX.	Taxation of the Fund and Shareholders	52

X.	Underwriters	54

XI.	Performance Data	54

XII.	Financial Statements	55

XIII.	Fund Counsel	55

	Appendix A. Proxy Voting Policy and Procedures	A-1

2

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Special Growth Fund, a registered open-end investment company.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Investment Adviser" — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co." — Morgan Stanley & Co. LLC, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Transfer Agent" — Morgan Stanley Services Company Inc., a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

3

I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on March 11, 1992, with the name "TCW/DW Small Cap Growth Fund." On February 25, 1999, the Fund's Trustees adopted an Amendment to the Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean Witter Small Cap Growth Fund, effective June 28, 1999. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Small Cap Growth Fund. Effective May 30, 2002, the Fund's name was changed to Morgan Stanley Special Growth Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, diversified management investment company whose investment objective is to seek capital appreciation.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Fund's Investment Objective, Strategies and Risks."

Money Market Securities. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit.  Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.  Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements.  The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically

4

involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

Derivatives.  The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or of liquid assets when mandated by United States Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives.  Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

5

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the Commodities Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Investment Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

6

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options.  The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

7

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options.  The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the

8

counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions.  The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

9

•  The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated cash or liquid assets in order to cover futures transactions. The Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures.  A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the

10

issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into forward contracts. The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the "Code") requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts.  Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions.  The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be

11

subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not currently entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. the Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will earmark or segregate cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

12

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Swap agreements currently are not traded on exchanges and not subject to government regulation like exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund

13

will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e. , have no physical delivery requirement), the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e ., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or SAI. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Structured Investments

The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the

14

structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Zero Coupon Securities.  A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Borrowing.  The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including

15

but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates cash or liquid assets in accordance with applicable SEC regulations and interpretations.

Real Estate Investment Trusts ("REITs").  REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Loans of Portfolio Securities.  The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 25% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.  From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

16

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.  The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Foreign Investment.  Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Investment Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities.  An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50%

17

or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts.  Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign

18

or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Private Placements and Restricted Securities.  The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity.  The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships.  A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Convertible Securities.  The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

19

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Warrants and Subscription Rights.  The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York Stock Exchange ("NYSE") or NYSE Amex (formerly known as the American Stock Exchange). A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it. The Fund may acquire warrants and subscription rights attached to other securities without reference to the percentage limitations.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.

Investment Company Securities.  Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs").  The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of

20

various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

C. Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1. Seek capital appreciation.

The Fund will not:

1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

2. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exeption or other relief application to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

21

6. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to cash equivalents.

7. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

8. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company and (b) 10% of the Fund's total assets would be invested in such securities.

2. Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

3. Make short sales of securities, except short sales against the box.

The Fund has an operating policy, which can be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information quarterly, at least 30 calendar days after the end of each calendar quarter; and

•  top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on

22

the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

23

Name	Information Disclosed	Frequency(1)	Lag Time
Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

24

Name	Information Disclosed	Frequency(1)	Lag Time
Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which consists of members designated by Morgan Stanley Investment Management and its affiliates ("MSIM") Long-only Management Committee or its designee, is responsible for establishing MSIM's portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

25

(b) The PHRC periodically reviews and has the authority to amend as necessary MSIM's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC meets at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote.

(e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) in accordance with the recordkeeping policy of MSIM. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General.  The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers.  The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

Board Structure and Oversight Function.  The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate

26

compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage valuation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact it has on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees.  The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2010) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

27

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of B.P. p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

28

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

29

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc. Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

30

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2010) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (49) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Investment Adviser and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser.

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

31

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2010, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2010)
Independent:

Frank L. Bowman(1)	None	over $100,000

Michael Bozic	None	over $100,000

Kathleen A. Dennis	None	over $100,000

Manuel H. Johnson	None	over $100,000

Joseph J. Kearns(1)	None	over $100,000

Michael F. Klein	None	over $100,000

Michael E. Nugent	None	over $100,000

W. Allen Reed(1)	None	over $100,000

Fergus Reid(1)	None	over $100,000

Interested:

James F. Higgins	None	$1 - $10,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements;

32

continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

33

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended February 28, 2011, the Board of Trustees held the following meetings:

Board of Trustees	7
Committee/Sub-Committee:	Number of Meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	7

Experience, Qualifications and Attributes.  The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of B.P. p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA and the Naval Submarine League. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy. In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must

34

operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a director of iShares, Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds.  The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of

35

Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Retail Funds and the Institutional Funds. Prior to January 1, 2011, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $200,000 for serving the Retail and Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 ($75,000 prior to January 1, 2011) and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000 ($60,000 prior to January 1, 2011). Other Committee Chairpersons receive an additional annual retainer fee of $31,500 ($30,000 prior to January 1, 2011) and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,750 ($15,000 prior to January 1, 2011). The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 ($400,000 prior to January 1, 2011) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

36

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended February 28, 2011 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2010.

Compensation(1)

Name of Independent Trustees:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$106	$215,000
Michael Bozic	111	230,000
Kathleen A. Dennis	106	215,000
Manuel H. Johnson	126	260,000
Joseph J. Kearns(2)	133	290,000
Michael F. Klein	106	215,000
Michael E. Nugent	194	400,000
W. Allen Reed(2)	106	215,000
Fergus Reid	111	245,000
Name of Interested Trustees:
James F. Higgins	97	200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended February 28, 2011: Mr. Kearns, $49; Mr. Reed, $106.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2010 before deferral by the Trustees under the DC Plan. As of December 31, 2010, the value (including interest) of the deferral accounts across the Fund Complex for Messrs Kearns, Reed and Reid pursuant to the deferred compensation plan was $438,616, $478,362 and $594,829, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2010, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement benefits accrued as fund expenses by all Adopting Funds	Estimated annual benefits upon retirement(1) from all Adopting Funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	30,210	64,338
Michael E. Nugent	6,805	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of June 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 79.02%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of June 1, 2011: Morgan Stanley & Co., Harborside Financial

37

Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 70.41%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of June 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 83.54%; First Clearing, LLC, 2801 Market Street, Saint Louis, MO 63103 — 5.13% The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of June 1, 2010: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 — 83.21%; Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 16.56%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Investment Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Amended and Restated Investment Advisory Agreement (the "Investment Advisory Agreement") with the Investment Adviser, the Fund has retained the Investment Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Adviser monthly compensation calculated by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day: 0.92% of the portion of the daily net assets not exceeding $1 billion; 0.85% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.80% of the portion of the daily net assets exceeding $1.5 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

For the fiscal years ended February 28, 2009, 2010 and 2011, the Fund paid total compensation under the Investment Advisory Agreement in the amounts of $513,211, $377,885 and $391,168, respectively. During the fiscal years ended February 28, 2009, 2010 and 2011, advisory fees paid reflect the reduction of $2,405, $1,660 and $1,383, respectively, relating to the Fund's short-term cash investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

For the fiscal years ended February 28, 2009, 2010 and 2011, the Fund paid compensation under the Administration Agreement in the amounts of $44,836, $33,004 and $34,135, respectively.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into

38

similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Investment Adviser and Administrator

The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The

39

12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended the last day of February, in approximate amounts as provided in the table below.

	2011		2010		2009
Class A	FSCs:(1)	$1,026	FSCs:(1)	$1,531	FSCs:(1)	$3,678
	CDSCs:	$0	CDSCs:	$84	CDSCs:	$168
Class B	CDSCs:	$3,664	CDSCs:	$8,993	CDSCs:	$21,141
Class C	CDSCs:	$209	CDSCs:	$0	CDSCs:	$177

(1)  FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended February 28, 2011, Class A, Class B and Class C shares of the Fund made payments under the Plan amounting to

40

$89,220, $43,118 and $23,068, respectively, which amounts are equal to 0.25%, 1.00% and .99% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% in the case of Class A, 1.00% in the case of Class B and 1.00% in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 2011 to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) 0.00% ($0) — advertising and promotional expenses; (ii) 0.00% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100.00% ($202,505) — other expenses, including the gross sales credit and the carrying charge, of which 93.59% ($189,516) represents carrying charges, 2.65% ($5,377) represents commission credits to Morgan Stanley Smith Barney and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 3.76% ($7,612) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2011 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the

41

proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $22,680,959 as of February 28, 2011 (the end of the Fund's fiscal year), which was equal to approximately 597.33% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale in the case of Class A or Class C at December 31, 2010 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more

42

than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Services Company Inc. is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

As of June 7, 2011, Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, is the independent registered public accounting firm of the Fund. Prior to June 7, 2011, Deloitte & Touche LLP, located at Two World Financial Center, New York, NY 10281, was the Fund's independent registered public accounting firm. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G. Fund Management

Other Accounts Managed by Portfolio Managers at February 28, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Dennis P. Lynch	30	$18.4 billion	4	$2.9 billion	12	$938.4 million
David S. Cohen	30	$18.4 billion	4	$2.9 billion	12	$938.4 million
Sam G. Chainani	30	$18.4 billion	4	$2.9 billion	12	$938.4 million
Alexander T. Norton	30	$18.4 billion	4	$2.9 billion	12	$938.4 million
Jason C. Yeung	30	$18.4 billion	4	$2.9 billion	12	$938.4 million
Armistead B. Nash	30	$18.4 billion	4	$2.9 billion	12	$938.4 million

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales

43

of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to claw back compensation in certain situations such as a material restatement of Morgan Stanley's financial statement or losses on certain trading positions, investments or holdings.

•  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Investment Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Investment Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

44

Securities Ownership of Portfolio Managers

As of February 28, 2011, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Dennis P. Lynch	None	(1)
David S. Cohen	None	(1)
Sam G. Chainani	None	(1)
Alexander T. Norton	None	(1)
Jason C. Yeung	None	(1)
Armistead B. Nash	None	(1)

(1)  Not included in the table above, the portfolio manager has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

H. Codes of Ethics

The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley Smith Barney and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

45

With respect to Morgan Stanley Smith Barney, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney receives a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, B and C shares held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where the Morgan Stanley channel of Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record:

•  An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•  An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)  On Class I shares held directly in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney or held in non-Morgan Stanley Smith Barney accounts where the Morgan Stanley channel of Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record:

•  A gross sales credit of 0.25% of the amount sold and an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares; or

•  An ongoing annual fee in an amount up to 35% of the advisory fee the Investment Adviser receives based on the average daily net assets of such shares.

  There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A, B, C and I shares held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)  On any shares held in an account through certain 401(k) platforms in the Morgan Stanley channel of Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, B and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)  On Class I shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

•  A gross sales credit of 0.25% of the amount sold; and

•  An ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

46

  There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney or other Intermediaries may provide Morgan Stanley Smith Barney and such other Intermediaries and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley Smith Barney or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should review carefully any disclosure provided by Morgan Stanley Smith Barney or another Intermediary as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

During the fiscal years ended February 28, 2009, 2010 and 2011, the Fund paid a total of $44,410, $33,771 and $31,201, respectively, in brokerage commissions.

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Investment Adviser.

During the fiscal years ended February 28, 2009, 2010 and 2011, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co., Citigroup, Inc. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended February 28, 2009 and 2010, the Fund paid a total of $39 and $150, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended February 28, 2011, the Fund did not pay any brokerage commissions to Morgan Stanley & Co.

47

For the period June 1, 2009 to February 28, 2010, the Fund did not pay any brokerage commissions to Citigroup, Inc. During the fiscal year ended February 28, 2011, the Fund paid a total of $140 in brokerage commissions to Citigroup, Inc., which represented approximately 0.45% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.42% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those broker-dealers that the Investment Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Investment Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser. Services provided may include certain research services (as described below) as well as effecting securities transactions and performing functions incidental thereto (such as clearance settlement and custody). The Investment Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Investment Adviser and its affiliated investment advisers select approved equity brokers (which include the Investment Adviser's affiliates) for execution services, and after accumulation of commissions at such brokers, the Investment Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Investment Adviser and its affiliated investment advisers. Generally, the Investment Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Investment Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Investment Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

The Investment Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the Exchange Act. These include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

48

The research services received include those of the nature described above and other services which aid the Investment Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Investment Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. The Investment Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the Exchange Act, UK Financial Services Authority Rules and other relevant regulatory requirements. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

Certain investment professionals and other employees of the Investment Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Investment Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Investment Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Investment Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Investment Adviser effects transactions for a particular account may be used by the Investment Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Regular Broker-Dealers

During the fiscal year ended February 28, 2011, the Fund did not purchase any securities issued by issuers who were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At February 28, 2011, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

49

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No

50

commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

51

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can,

52

among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short- term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or a later date if extended by the U.S. Congress). Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

53

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and receives securities that are considered substantially identical to that fund's shares or reinvests in that fund's shares or susbtantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended February 28, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	28.00%	2.47%	–0.19%	2.92%
Class B	08/02/93	29.04%	2.45%	–0.26%*	5.74%*
Class C	07/28/97	33.12%	2.82%	–0.37%	2.56%
Class I	07/28/97	35.46%	3.83%	0.59%	3.56%

54

Average annual returns assuming NO deduction of sales charge
Period Ended February 28, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	35.10%	3.58%	0.35%	3.32%
Class B	08/02/93	34.04%	2.81%	–0.26%*	5.74%*
Class C	07/28/97	34.12%	2.82%	–0.37%	2.56%
Class I	07/28/97	35.46%	3.83%	0.59%	3.56%

Aggregate total returns assuming NO deduction of sales charge
Period Ended February 28, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	35.10%	19.24%	3.56%	55.96%
Class B	08/02/93	34.04%	14.86%	–2.59%*	166.71%*
Class C	07/28/97	34.12%	14.92%	–3.68%	40.91%
Class I	07/28/97	35.46%	20.68%	6.06%	60.79%

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended February 28, 2011

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years		Life of Fund
After taxes on distributions	08/02/93	29.04%	2.45%	–0.26	%*	5.60	%*
After taxes on distributions and redemptions	08/02/93	18.88%	2.10%	–0.22	%*	5.16	%*

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended February 28, 2011, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

On June 7, 2011, Deloitte & Touche LLP was dismissed as the independent registered public accounting firm of the Fund. The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new independent registered public accounting firm as of June 7, 2011.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

* * * * *

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

55

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies ("MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those

A-1

details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by

A-2

NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.  We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

A-3

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.   Majority voting: We generally support proposals requesting or requiring majority voting in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

A-4

C. Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

A-5

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

A-6

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

A-7

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues.

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring

A-8

and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how proxies were voted with respect to such Fund's holdings.

A-9

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Revised September 30, 2010

A-10

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS
WITHIN ONE ENVELOPE.  IT IS IMPORTANT THAT YOU RECORD A SEPARATE VOTE FOR EACH
PROXY CARD.

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY REAL ESTATE FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2011	PROXY

This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley Real Estate Fund.

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu and Mary E. Mullin, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest of Morgan Stanley Real Estate Fund, held of record by the undersigned on August 29, 2011 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, New York 10036, on October 27, 2011 at 9:00 a.m., Eastern Time, and at any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MSR_22804_072511

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on October 27, 2011.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/msr22804

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board recommendations mark this box. No other vote is necessary.

1.

To consider and vote upon an Agreement and Plan of Reorganization, dated June 27, 2011, between Morgan Stanley Real Estate Fund (“Real Estate”) and Morgan Stanley Institutional Fund, Inc., on behalf of its series, U.S. Real Estate Portfolio (“MSIF Real Estate”), pursuant to which substantially all of the assets and liabilities of Real Estate will be transferred to MSIF Real Estate and shareholders of Real Estate will become stockholders of MSIF Real Estate receiving shares of common stock of MSIF Real Estate with a value equal to the value of their holdings in Real Estate.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MSR_22804_072511

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS
WITHIN ONE ENVELOPE.  IT IS IMPORTANT THAT YOU RECORD A SEPARATE VOTE FOR EACH
PROXY CARD.

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY SPECIAL GROWTH FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2011	PROXY

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Special Growth Fund.

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu and Mary E. Mullin, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest of Morgan Stanley Special Growth Fund, held of record by the undersigned on August 29, 2011 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, New York 10036, on October 27, 2011 at 9:00 a.m., Eastern Time, and at any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MSG_22805_072511

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on October 27, 2011.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/msg22805

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board recommendations mark this box. No other vote is necessary.

To consider and vote upon an Agreement and Plan of Reorganization, dated June 27, 2011, between Morgan Stanley Special Growth Fund (“Special Growth”), and Morgan Stanley Institutional Fund, Inc., on behalf of its series, Small Company Growth Portfolio (“MSIF Small Company Growth”), pursuant to which substantially all of the assets and liabilities of Special Growth will be transferred to MSIF Small Company Growth and shareholders of Special Growth will become stockholders of MSIF Small Company Growth receiving shares of common stock of MSIF Small Company Growth with a value equal to the value of their holdings in Special Growth.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

MSG_22805_072511

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of the Company’s Post-Effective Amendment No. 93 to its Registration Statement on Form N-1A dated April 29, 2011 (File Nos. 033-23166; 811-05624).

ITEM 16. EXHIBITS

(1) (a)	Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on October 13, 1995.

(b)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (reclassifying shares) is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(c)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Technology Portfolio) is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(d)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio) is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(e)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios) is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(f)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio) is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(g)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(h)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio) is incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(i)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.) is incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(j)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio) is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(k)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio) is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on April 30, 2001.

(l)

Articles of Amendment to the Amended and Restated Articles of Incorporation (Fixed Income Portfolio name changed to Fixed Income III Portfolio, High Yield Portfolio name changed to High Yield II Portfolio and Global Fixed Income Portfolio name changed to Global Fixed Income II Portfolio) dated July 23, 2001 is incorporated herein by reference to Exhibit (a)(12) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(m)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Global Franchise Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on November 26, 2001.

(n)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Large Cap Relative Value Portfolio) is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on June 6, 2003.

(o)

Certificate of Correction to the Articles Supplementary dated as of March 21, 2005, is incorporated herein by reference to Exhibit (a)(15) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(p)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(q)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(r)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios) are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(s)

Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio) is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(t)

Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate Portfolio) is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(u)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(v)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(w)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio) is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(x)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(y)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (effecting a reverse stock split of the Emerging Markets Debt Portfolio), is incorporated herein by reference to Exhibit (a) (24) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(z)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), are incorporated herein by reference to Exhibit (a) (25) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(aa)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (a) (26) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(bb)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Municipal Money Market Portfolio and Money Market Portfolio), is incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on July 18, 2007.

(cc)

Certificate of Correction to the Registrant’s Articles of Amendment dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(27) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(dd)

Certificate of Correction to the Registrant’s Articles of Amendment dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(ee)

Articles of Restatement, dated February 20, 2007, is incorporated herein by reference to Exhibit (a)(29) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(ff)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, is incorporated herein by reference to Exhibit (a)(30) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(gg)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Active Extension Portfolio), dated April 25, 2007 is incorporated herein by reference to Exhibit (a)(31) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(hh)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Small/Mid Cap Value Portfolio), dated September 26, 2007, is incorporated herein by reference to Exhibit (a)(34) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(ii)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H shares to certain Portfolios), dated December 18, 2007, is incorporated herein by reference to Exhibit (a)(35) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(jj)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement, (redesignating all Portfolios’ Class A and Class B shares as Class I and Class P shares, respectively), dated December 18, 2007, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A filed on December 20, 2007.

(kk)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Focus Equity Portfolio to the Focus Growth Portfolio and the U.S. Large Cap Growth Portfolio to the Capital Growth Portfolio), dated April 22, 2008, is incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A filed on April 28, 2008.

(ll)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class L shares to certain Portfolios), is incorporated herein by reference to Exhibit (a)(37) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on June 3, 2008.

(mm)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Systematic Active Large Cap Core, Systematic Active Small Cap Core, Systematic Active Small Cap Growth and Systematic Active Small Cap Value Portfolios), dated June 27, 2008, are incorporated herein by reference to Exhibit (a)(38) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(nn)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolios), dated October 13, 2008, are incorporated herein by reference to Exhibit (a)(39) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(oo)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (with respect to Class P shares of International Small Cap Portfolio), are incorporated herein by reference to Exhibit (a)(40) to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on October 17, 2008.

(pp)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Magnum Portfolio) dated April 16, 2009, are incorporated herein by reference to Exhibit (a)(42) to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed on April 28, 2009.

(qq)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Active Extension Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(43) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(rr)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of Global Value Equity Portfolio), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(44) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(ss)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Advantage, Equity Growth, Global Growth and International Opportunity Portfolios), dated January 20, 2010, are incorporated herein by reference to Exhibit (a)(45) to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A filed on February 23, 2010.

(tt)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the assets of International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios), dated July 28, 2010, is incorporated herein by reference to Exhibit (a)(46) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(uu)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Select Global Infrastructure Portfolio), dated July 28, 2010, is incorporated herein by reference to Exhibit (a)(47) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(vv)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Equity Growth Portfolio to the Opportunity Portfolio and changing the name of the Global Growth Portfolio to the Global Opportunity Portfolio), dated October 4, 2010, is incorporated herein by reference to Exhibit (a)(48) to Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed on October 28, 2010.

(ww)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Asian Equity, Global Advantage, Global Discovery and International Advantage Portfolios), is incorporated herein by reference to Exhibit (a)(49) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(xx)

Articles of Amendment (renaming the Capital Growth Portfolio), dated April 5, 2011, is incorporated herein by reference to Exhibit (a)(50) to Post-Effective No. 93 to the Registration Statement on Form N-1A filed on April 27, 2011.

(yy)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class H and Class L shares to Small Company Growth and U.S. Real Estate Portfolios), to be filed by further amendment.

(2)

Amended and Restated By-Laws, dated June 20, 2007, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on September 26, 2007.

(3)	Not applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5) (a)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(b)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(6) (a)

Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(b)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (formerly Morgan Stanley Dean Witter Investment Advisors Inc.) (with respect to the Money Market and Municipal Money Market Portfolios) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(c)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Asset & Investment Trust Management Co., Limited (relating to the Japanese Value Equity Portfolio and International Magnum Portfolio), is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on April 30, 2004.

(d)

Amended and Restated Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Emerging Markets Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio, International Equity Portfolio, International Real Estate Portfolio, International Small Cap Portfolio and Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A filed on August 31, 2010.

(e)

Amended and Restated Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the Asian Equity Portfolio, Emerging Markets Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio, International Equity Portfolio, International Real Estate Portfolio and Select Global Infrastructure Portfolio), is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(7)

Distribution Agreement, between Registrant and Morgan Stanley Distribution, Inc., is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(8)	Not applicable.

(9)

Custody Agreement between Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(10) (a)

Amended and Restated Shareholder Services Plan under Rule 12b-1 for Class P Shares, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(b)

Shareholder Services Plan under Rule 12b-1 for Class H Shares, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(c)

Distribution and Shareholder Services Plan under Rule 12b-1 for Class L Shares, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(d)

Amended and Restated Multi-Class 18f-3 Plan, is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(11) (a)	Opinion and Consent of Dechert LLP, is filed herewith.

(b)	Opinion of Ballard Spahr LLP, is filed herewith.

(12) (a)	Form of opinion (with respect to Real Estate and MSIF Real Estate) of Dechert LLP (as to tax matters), is filed herewith.

(b)	Form of opinion (with respect to Special Growth and MSIF Small Company Growth) of Dechert LLP (as to tax matters), is filed herewith.

(13) (a)

Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(b)

Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Services Company Inc., dated June 9, 2008, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A filed on December 14, 2010.

(c)

Amendment to Transfer Agency and Service Agreement between Registrant and Morgan Stanley Services Company Inc., dated April 23, 2009, is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on April 27, 2011.

(14) (a)	Consent of Ernst & Young LLP (with respect to Form N-14), is filed herewith.

(b)	Consent of Deloitte & Touche LLP (with respect to Form N-14), is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney of Directors, are incorporated herein by reference to Exhibit (q) to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A filed on June 24, 2011.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on this 27th day of July, 2011.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ Arthur Lev
Arthur Lev
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ Arthur Lev		July 27 , 2011
Arthur Lev

(2) Principal Financial Officer		Principal Financial Officer

By:	/s/ Francis J. Smith		July 27 , 2011
Francis J. Smith

(3) Majority of the Directors

INDEPENDENT DIRECTORS
Frank L. Bowman		Michael F. Klein
Michael Bozic		Michael E. Nugent
Kathleen A. Dennis		W. Allen Reed
Dr. Manuel H. Johnson		Fergus Reid
Joseph J. Kearns

By:	/s/ Carl Frischling		July 27 , 2011
Carl Frischling
Attorney-in-Fact for the Independent Directors

INTERESTED DIRECTOR
James F. Higgins

By:	/s/ Stefanie V. Chang Yu		July 27 , 2011
Stefanie V. Chang Yu
Attorney-in-Fact for the Interested Director

EXHIBIT INDEX

(11)(a)	Opinion and Consent of Dechert LLP.
(11)(b)	Opinion of Ballard Spahr LLP.
(12)(a)	Form of opinion (with respect Real Estate and MSIF Real Estate) of Dechert LLP (as to tax matters).
12(b)	Form of opinion (with respect to Special Growth and MSIF Small Company Growth) of Dechert LLP (as to tax matters).
14(a)	Consent of Ernst & Young LLP.
14(b)	Consent of Deloitte & Touche.